UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-07763

LITMAN GREGORY FUNDS TRUST

(Exact name of registrant as specified in charter)

2301 Rosecrans Avenue, Suite 2150

El Segundo, California

(Address of principal executive offices)(Zip code)

(Name and Address of Agent for Service)

Jeffrey K. Seeley

2301 Rosecrans Avenue, Suite 2150

El Segundo, California

Registrant’s telephone number, including area code: (925) 254-8999

Date of fiscal year end: December 31

Date of reporting period: December 31, 2023

Item 1. Report to Shareholders.

(a) The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Act”):

Annual Report

iMGP Global Select Fund

iMGP International Fund

iMGP Oldfield International Value Fund

iMGP SBH Focused Small Value Fund

iMGP Alternative Strategies Fund

iMGP High Income Fund

iMGP Dolan McEniry Corporate Bond Fund

iMGP DBi Managed Futures Strategy ETF

iMGP DBi Hedge Strategy ETF

iMGP RBA Responsible Global Allocation ETF

iMGP Berkshire Dividend Growth ETF

December 31, 2023

ii	Litman Gregory Funds Trust

This report is intended for shareholders of the funds and may not be used as sales literature unless preceded or accompanied by a current prospectus for the iMGP Funds. Statements and other information in this report are dated and are subject to change.

iM Global Partner Fund Management, LLC has ultimate responsibility for the funds’ performance due to its responsibility to oversee its investment managers and recommend their hiring, termination and replacement.

Table of Contents	1

iM Global Partner Fund Management

Commitment to Shareholders

We are deeply committed to making each iMGP Fund a highly satisfying long-term investment for shareholders. In following through on this commitment we are guided by our core values, which influence four specific areas of service:

First, we are committed to the IMGP concept.

•

We will only hire managers who we strongly believe will deliver exceptional long-term returns relative to their benchmarks. We base this belief on extremely thorough due diligence research. This not only requires us to assess their stock-picking skills, but also to evaluate their ability to add incremental performance by investing in a concentrated portfolio of their highest conviction ideas.

•

We will monitor each of the managers so that we can maintain our confidence in their ability to deliver the long-term performance we expect. In addition, our monitoring will seek to assess whether they are staying true to their IMGP Funds mandate. Consistent with this mandate, we focus on long-term performance evaluation so that the IMGP managers will not be distracted by short-term performance pressure.

Second, we will do all we can to ensure that the framework within which our stock pickers do their work further increases the odds of success.

•	Investments from new shareholders in each fund are expected to be limited so that each fund’s asset base remains small enough to retain flexibility to add value.

•

The framework also includes either a single-manager or a multi-manager structure; the former allowing each fund an individual, highly disciplined investment process, and the latter making it possible for each manager to invest, when appropriate, in an opportunistic manner knowing that the potential volatility within his or her portfolio will be diluted at the fund level by the performance of the other managers. In this way, the multi-manager structure seeks to provide fund-level diversification.

•

We will work hard to discourage short-term speculators so that cash flows into the funds are not volatile. Lower volatility helps prevent our managers from being forced to sell stocks at inopportune times or to hold excessive cash for non-investment purposes.

Third, is our commitment to do all we can from an operational standpoint to maximize shareholder returns.

•

We will remain attentive to fund overhead, and whenever we achieve savings we will pass them through to shareholders. For example, we have had several manager changes that resulted in lower sub-advisory fees to our funds. In every case we have passed through the full savings to shareholders in the form of fee waivers.

•	We will provide investors with a low minimum, no-load, no 12b-1 Institutional share class for all iMGP Funds, and a low minimum, no-load Investor share class for the Alternative Strategies Fund.

•

We also will work closely with our managers to make sure they are aware of tax-loss selling opportunities (only to be taken if there are equally attractive stocks to swap into). We account for partial sales on a specific tax lot basis so that shareholders will benefit from the most favorable tax treatment. The goal is not to favor taxable shareholders over tax-exempt shareholders but to make sure that the managers are taking advantage of tax savings opportunities when doing so is not expected to reduce pre-tax returns.

Fourth, is our commitment to communicate honestly about all relevant developments and expectations.

•	We will continue to do this by providing thorough and educational shareholder reports.

•	We will continue to provide what we believe are realistic assessments of the investment environment.

Our commitment to iMGP Funds is also evidenced by our own investment. Our retired founders and current employees have, collectively, substantial investments in the funds, as does our company retirement plan. In addition, we use the funds extensively in the client accounts of our investment advisor practice (through our affiliate Litman Gregory Wealth Management, LLC). We have no financial incentive to do so because the fees we receive from iMGP Funds held in client accounts are fully offset against the advisory fees paid by our clients. In fact, we have a disincentive to use the funds in our client accounts because each iMGP Fund is capacity constrained (they may be closed as mentioned above), and by using them in client accounts we are using up capacity for which we may not be paid. But we believe these funds offer value that we can’t get elsewhere and this is why we enthusiastically invest in them ourselves and on behalf of clients.

While we believe highly in the ability of the Funds’ sub-advisors, our commitments are not intended as guarantees of future results.

While the funds are no-load, there are management fees and operating expenses that do apply, as well as a 12b-1 fee that applies to Investor class shares. Please refer to the prospectus for further details.

Diversification does not assure a profit or protect against loss in a declining market.

Must be preceded or accompanied by a prospectus.

2	Litman Gregory Funds Trust

General Disclosures

Past performance does not guarantee future results. Index performance is not illustrative of fund performance. An investment cannot be made directly in an index. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. To obtain the performance of the funds as of the most recently completed calendar month, please visit www.imgpfunds.com. Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

Diversification does not assure a profit or protect against loss in a declining market.

Must be preceded or accompanied by a prospectus

Multi-investment management styles may lead to higher transaction expenses compared to single investment management styles. Outcomes depend on the skill of the sub-advisors and advisor and the allocation of assets amongst them.

Some of the comments are based on current management expectation and are considered “forward-looking statements”. Actual future results, however, may prove to be different from our expectations. You can identify forward-looking statement by words such as “estimate”, “may”, “expect”, “should”, “could”, “believe”, “plan”, and similar terms. We cannot promise future returns and our opinions are a reflection of our best judgment at the time this report is compiled.

Opinions expressed are subject to change, are not guaranteed and should not be considered recommendations to buy or sell any security.

iM Global Partner Fund Management has ultimate responsibility for the performance of the funds due to its responsibility to oversee the sub-advisors and recommend their hiring, termination and replacement.

Each of the funds may invest in foreign securities. Investing in foreign securities exposes investors to economic, political, and market risks and fluctuations in foreign currencies. Each of the funds may invest in the securities of small companies. Small-company investing subjects investors to additional risks, including security price volatility and less liquidity than investing in larger companies. Debt obligations of distressed companies typically are unrated, lower rated, in default or close to default and may become worthless. The International Fund will invest in emerging markets. Investments in emerging market countries involve additional risks such as government dependence on a few industries or resources, government-imposed taxes on foreign investment or limits on the removal of capital from a country, unstable government, and volatile markets. Investments in debt securities typically decrease when interest rates rise. This risk is usually greater for longer-term debt securities. Investments in mortgage-backed securities include additional risks that investor should be aware of including credit risk, prepayment risk, possible illiquidity, and default, as well as increased susceptibility to adverse economic developments. Investments in lower-rated and non-rated securities present a greater risk of loss to principal and interest than higher-rated securities. The funds may invest in master limited partnership units. Investing in MLP units may expose investors to additional liability and tax risks. Derivatives may involve certain costs and risks such as liquidity, interest rate, market, credit, management, and the risk that a position could not be closed when most advantageous. Investing in derivatives could lose more than the amount invested. The funds may make short sales of securities, which involves the risk that losses may exceed the original amount invested.

A commission may apply when buying or selling an ETF.

© 2021 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results.

Fund Summary	3

iMGP Global Select Fund 2023 Annual Report (Unaudited)

The iMGP Global Select Fund rose 17.26% in 2023, trailing the 23.79% return for the MSCI World Index. The fund narrowly trailed the 17.77% return of the Morningstar Global Large-Stock Blend category over the trailing 12 months.

Performance as of 12/31/2023
	One- Year	Three- Year	Five- Year	Ten- Year	Since Inception 12/31/1996
iMGP Global Select Fund	17.26%	0.94%	9.41%	7.64%	7.87%
MSCI World NR USD	23.79%	7.27%	12.80%	8.60%	6.99%
MSCI ACWI NR USD	22.20%	5.75%	11.72%	7.93%	6.82%
Morningstar US Fund Global Large-Stock Blend	17.77%	4.47%	10.19%	6.98%	7.40%
Gross Expense Ratio 1.50% Net Expense Ratio 1.01% Adjusted Expense Ratio exclusive of Interest and Dividend Expense 0.98%*

Performance quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the funds may be lower or higher than the performance quoted. To obtain standardized performance of the funds, and performance as of the most recently completed calendar month, please visit www.imgpfunds.com. The Advisor has contractually agreed to limit the expenses of the fund through April 30, 2025. Without this limit the fund’s net expenses would be higher and the return would be lower.

* The expense ratios disclosed in the performance table are based on the most recent prospectus and may not tie to what are disclosed in the financial highlights.

Key Performance Drivers

The fund’s performance in 2023 was hurt by security selection, particularly within the technology sector. The fund’s dedicated exposure to small and mid-cap stocks also hurt relative returns. Broadly speaking, global small and mid-cap stocks (proxied by MSCI World SMID) underperformed their larger-cap counterparts in 2023. MSCI World SMID returned 15.62% compared to 23.79% year. While most of the discussion about the “Magnificent 7’s” (Alphabet, Amazon, Apple, Meta, Microsoft, Nvidia, Tesla), impact on returns relates to the S&P 500 Index, their impact is also felt within MSCI World. The Magnificent 7 make up nearly 19% of MSCI World and the fund is underweight to this basket of stocks. The impact of this large weight can be seen in the return of the MSCI World Equal Weighted Index, which returned 16.70% in 2023 or more than seven percentage points behind the market cap weighted MSCI World Index.

The fund’s selection within the technology sector was hurt mainly by a position in Keywords Studios. The stock was eventually sold during the third quarter for risk management reasons related to the threat of Artificial Intelligence. The company is a leader in the gaming development industry and facilitates outsourcing various functions to 24 of the top 25 gaming companies in the world. Artificial Intelligence is not new to gaming, but the adoption and experimentation are accelerating. The Polen Global SMID team modeled various scenarios, and the range of outcomes is unacceptably wide.

Security selection in the health care sector was a bright spot for the fund in 2023. ICON was the main contributor thanks to a greater than 45% return during the year. ICON is one of a handful of large, globally scaled players in the Clinical Research Organization (CRO) market and provides research and testing facilities to global pharmaceutical companies of all sizes. The stock saw a robust rebound in 2023 following a period of weakness driven by disruption from COVID, softer Biotech funding, and the escalation of the war in Ukraine. Fundamentals remain solid for ICON, the integration with PRA Health (previously a competitor) is progressing well, customer retention remains high and top-line growth is in line with long-term expectations of mid- to high single-digits. ICON continues to expect to reach $10 billion in sales by 2025, up from the $8bn it achieved over the last 12 months and $2.5bn it achieved in 2020. The combined company benefits from tremendous scale advantages and continues to win new business. After its rebound Polen Large Cap team trimmed their holding back to a mid-sized position. They continue to think the company maintains a strong competitive position, offers an attractive value proposition for pharmaceutical and biotech partners, and remain confident in the company’s ability to drive solid earnings growth in the coming years.

Goosehead Insurance helped drive strong security selection within the financials sector. Goosehead Insurance, a personal line property and casualty insurance brokerage primarily focused on home and auto markets, rose roughly 120% over the year. The company delivered consecutive quarters of robust results, continuing to execute its plan to clean up the corporate organization and return the company to its pre-COVID-19 productivity metrics. In its latest quarterly results total revenue increased 23% year on year, core revenue grew 22%, and premiums, the leading indicator of future revenue growth, increased 30%. Margins also showed healthy expansion. Broker upgrades and inclusion in the S&P Small Cap Index through the year further boosted the stock.

Industrials security selection hurt relative returns in 2023. 3M Company is a diversified industrial conglomerate with leading market share positions across a variety of businesses including industrial materials and adhesives, healthcare consumables, safety equipment, and consumer products. The company has historically enjoyed stable market share positions across its portfolio and its businesses benefit from structural demand drivers including the shift from traditional fasteners to adhesives, aging populations, and rising safety standards globally. These characteristics have contributed to the company exhibiting high and stable returns on capital over time.

4	Litman Gregory Funds Trust

Nuance’s view of 3M’s normalized earnings power is near $10.00 per share, and believes the company is currently under-earning relative to Wall Street consensus estimates for 2024. The first source of under-earning, in Nuance’s opinion, is related to cyclical weakness in 3M’s consumer-facing businesses. Discretionary consumer spending has weakened as inflation has impacted consumer budgets and consumers have worked down pandemic-related savings. According to their research, this has led to a cyclical decline in discretionary consumer electronics purchases including smartphones, TVs, tablets, and their related semiconductor content. These are all categories that utilize MMM’s products. On top of this headwind to sales driven by the end consumer, general inventory destocking by retailers has compounded this decrease in sales, in Nuance’s opinion.

The second source of under-earning is related to cost inflation for 3M’s key inputs including resins, petrochemicals, wood pulp, labor, and transportation. Nuance’s estimate that 3M’s EBITDAR margins are currently more than 200 basis points below levels they would consider normal. They believe additional pricing actions and/or moderating input cost inflation should result in margin normalization over the next few years.

Additionally, 3M is currently facing two legal battles which Nuance believes have led to negative sentiment and helped create a compelling valuation opportunity in the stock. The Investment Team has thoroughly studied both situations, has examined past analogous corporate litigation, and has stress tested 3M’s earnings power and balance sheet for a variety of scenarios. Importantly, they do not expect these legal issues to impact the competitive position of 3M’s broad line of businesses and have incorporated their own expected litigation and settlement costs into our balance sheet and normalized earnings estimates. It is Nuance’s belief that the company’s strong balance sheet and its normalized annual free cash flow in excess of $5.5 billion should provide an ample cushion from which to service any costs related to these matters. To emphasize, these issues and their own internal estimate of their long-term impact to the company are included in Nuance’s view of normalized earnings, cash flows, and balance sheet strength. In legal matters, there is always uncertainty, but based on their study of these issues, it appears to be a situation where the uncertainty is providing a solid risk reward opportunity. Nuance added to our position throughout 2023.

Revolve Group was a cause for negative security selection with the consumer discretionary sector. Revolve Group, a next-generation online retailer, sold off after posting a set of disappointing results against tough comparisons. The company had gone through a period of strength in 2022, boosted by “reopening” demand, with 2022 sales almost double that of 2020. 2023 has seen growth slow and turn negative, with operating margins also down. The share price is trading at lower levels than pre-pandemic despite being a much stronger business, having almost doubled revenues and grown annualized earnings at approximately 20%. This reflects a stark shift in sentiment. Revolve remains a high-quality company run by one of the better management teams, in the view of the Polen Small Cap team, but given their huge opportunity set and an appreciation for the wider range of outcomes, they sold out of the position in the fourth quarter.

Akzo Nobel posted a strong 26.9% return in 2023 and contributed to solid security selection in the materials sector. The company is a global manufacturer of paints and coatings with leading market share positions for paint in Europe, Asia, and Latin America. The company is also a global leader in several functional coating categories such as industrial, coil, wood, aerospace, and marine coatings. Nuance’s research suggested that the company was currently underearning its long-term potential for two transitory reasons. First, Akzo Nobel has faced raw material cost inflation, particularly in resins (40% of raw materials costs), which had depressed margins below normal levels, in their opinion. Inflationary pressures abated over the past few quarters and as raw material prices declined further from still elevated levels, Nuance believed the company would continue to see margin improvement. Second, the company faced cyclically lower demand for its products due to rising interest rates and slower growth across its geographies. Depressed demand led to inventory destocking across the channel in Europe and slower growth in China caused overall volumes to decline mid-single digits over the past year, according to their research. Nuance believed that the company’s stable market share position and structurally stable demand for paints and coatings, would position it to benefit from a cyclical demand improvement across both these markets. In their opinion, both these factors caused Akzo Nobel to post below normal earnings per share (EPS) relative to their internal estimates of normal EPS, creating what Nuance believed was an attractive risk reward relative to other opportunities. As the stock appreciated during the year, they exited the position and moved into what they viewed were more attractive risk rewards elsewhere.

Portfolio Mix

The Global Select Fund is built stock by stock from the bottom-up and can at times look very different from its benchmark. We believe this is key to generating excess long-term returns.

Over the course of 2023 the portfolio mix changed in the following way:

•	Exposure to the information technology sector decreased from 24.3% to 15.9%. Exposure to smaller cap names within the sector were decreased over the year.

•	The financial sector weighting increased with the addition of names such as Brookfield, Markel, Fiserv, Morningstar, Hartford Financial Services, and Globe Life.

•	The health care sector remains the fund’s largest overweight.

•

At the start of 2023, the fund’s largest overweight was industrial stocks. This is no longer the case as the fund now has roughly the same amount as the index. The fund added six new names within the sector.

Fund Summary	5

•	The fund has zero exposure to energy and materials stocks as of the end of 2023.

•	Exposure to US equities increased throughout 2023. The fund remains underweight relative to MSCI World, however, the fund’s 59.9% weight is closer to the 69.6% in the index.

By Sector

Fund
Finance	18.6%
Consumer Discretionary	8.4%
Information Technology	15.9%
Communication Services	5.5%
Health Care & Pharmaceuticals	22.2%
Industrials	11.9%
Consumer Staples	8.1%
Real Estate	2.1%
Utilities	3.6%
Energy	0%
Materials	0%
Cash	3.7%

100%

By Region

Fund
Europe	28.4%
North America	67.4%
Asia ex-Japan	2.5%
Japan	1.7%
Latin America	0.0%
Africa	0.0%
Australia/New Zealand	0.0%
Middle East	0.0%
Other Countries	0.0%

* Cash is excluded from calculation.	100%

By Region

US Equities	59.9%
Developed International Equities	37.6%
Emerging Market Equities	2.5%

100%

iMGP Global Select Fund Value of Hypothetical $10,000

The value of a hypothetical $10,000 investment in the iMGP Global Select Fund from December 31, 1996 to December 31, 2023 compared with the Morningstar Global Large-Stock Blend Category and MSCI World Index.

The hypothetical $10,000 investment at fund inception includes changes due to share price and reinvestment of dividends and capital gains. The chart does not imply future performance. Indexes are unmanaged, do not incur fees, expenses or taxes, and cannot be invested in directly.

Performance quoted does not include a deduction for taxes that a shareholder would pay on the redemption of fund shares.

6	Litman Gregory Funds Trust

iMGP Global Select Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at December 31, 2023

Shares		Value

COMMON STOCKS: 93.9%

Communication Services: 5.5%
15,889	Alphabet, Inc. - Class A*	$2,219,534
58,200	Comcast Corp. - Class A	2,552,070
24,720	CTS Eventim AG & Co. KGaA	1,711,582

		6,483,186

Consumer Discretionary: 8.4%
17,529	Amazon.com, Inc.*	2,663,356
75,300	Compass Group PLC	2,058,706
10,518	Five Below, Inc.*	2,242,017
8,625	Floor & Decor Holdings, Inc. - Class A*	962,205
1,155	LVMH Moet Hennessy Louis Vuitton SE	937,166
19,090	YETI Holdings, Inc.*	988,480

		9,851,930

Consumer Staples: 8.1%
19,670	Beiersdorf AG - ADR	588,084
3,382	Clorox Co.	482,239
8,631	Diageo PLC - ADR	1,257,191
20,400	Heineken NV	2,040,000
116,875	Henkel AG & Co. KGaA - ADR	2,109,594
11,217	Kimberly-Clark Corp.	1,362,978
1,970	L’Oreal SA	981,930
11,013	Pernod Ricard SA - ADR	388,759
2,037	Target Corp.	290,109

		9,500,884

Financials: 18.6%
3,982	Aon PLC - Class A	1,158,842
2	Berkshire Hathaway, Inc. - Class A*	1,085,250
3,209	Berkshire Hathaway, Inc. - Class B*	1,144,522
58,650	Brookfield Corp. - Class A	2,353,038
1,994	Charles Schwab Corp.	137,187
892	Chubb Ltd.	201,592
14,875	Fiserv, Inc.*	1,975,995
1,678	Globe Life, Inc.	204,246
15,350	Goosehead Insurance, Inc. - Class A*	1,163,530
2,645	Hartford Financial Services Group, Inc.	212,605
1,415	Markel Group, Inc.*	2,009,158
3,980	Morningstar, Inc.	1,139,235
16,171	Northern Trust Corp.	1,364,509
5,112	Reinsurance Group of America, Inc.	827,019
55,450	TMX Group Ltd.	1,345,884
6,624	Travelers Cos., Inc.	1,261,806
16,413	Visa, Inc. - Class A	4,273,125

		21,857,543

Health Care: 22.2%
13,158	Abbott Laboratories	1,448,301
5,522	Align Technology, Inc.*	1,513,028
29,565	Centene Corp.*	2,194,019
26,400	CVS Health Corp.	2,084,544
38,394	DENTSPLY SIRONA, Inc.	1,366,442
25,210	Eurofins Scientific SE	1,644,571
10,465	Henry Schein, Inc.*	792,305
2,968	Hologic, Inc.*	212,064
4,504	ICON PLC*	1,274,947
4,748	Illumina, Inc.*	661,112
4,435	McKesson Corp.	2,053,316
20,235	Novartis AG - ADR	2,043,128

Shares		Value

Health Care (continued)
38,030	Progyny, Inc.*	$1,413,955
19,665	Qiagen NV*	854,051
3,631	Quest Diagnostics, Inc.	500,642
25,140	Siemens Healthineers AG(a)	1,462,601
76,168	Smith & Nephew PLC - ADR	2,077,863
3,070	Tecan Group AG	1,254,299
575	Thermo Fisher Scientific, Inc.	305,204
1,484	Universal Health Services, Inc. - Class B	226,221
2,166	Waters Corp.*	713,112

		26,095,725

Industrials: 11.9%
19,207	3M Co.	2,099,709
195,630	Alight, Inc. - Class A*	1,668,724
70,935	Assa Abloy AB - Class B	2,040,445
26,397	Canadian Pacific Kansas City Ltd.	2,086,947
21,794	Core & Main, Inc. - Class A*	880,696
13,230	Daikin Industries Ltd. - ADR	213,929
1,676	Graco, Inc.	145,410
81,363	Knorr-Bremse AG - ADR	1,323,125
36,272	Legrand SA - ADR	754,095
72,275	MillerKnoll, Inc.	1,928,297
3,960	Paycom Software, Inc.	818,611

		13,959,988

Information Technology: 13.5%
2,637	Accenture PLC - Class A	925,350
3,888	Adobe, Inc.*	2,319,581
14,950	Dynatrace, Inc.*	817,616
13,345	Kinaxis, Inc.*	1,502,923
5,625	Microsoft Corp.	2,115,225
20,683	Murata Manufacturing Co. Ltd. - ADR	218,309
18,935	Oracle Corp.	1,996,317
11,620	SAP SE	1,792,639
6,100	SHIFT, Inc.*	1,550,704
2,600	Tyler Technologies, Inc.*	1,087,112
5,853	Workday, Inc. - Class A*	1,615,779

		15,941,555

Real Estate: 2.1%
36,016	Altus Group Ltd.	1,149,392
56,881	Healthcare Realty Trust, Inc. - REIT	980,060
19,228	Healthpeak Properties, Inc. - REIT	380,714

		2,510,166

Utilities: 3.6%
4,355	American Water Works Co., Inc.	574,816
7,066	Essential Utilities, Inc.	263,915
41,459	Severn Trent PLC - ADR	1,367,318
72,781	United Utilities Group PLC - ADR	1,997,839

		4,203,888

TOTAL COMMON STOCKS (Cost $93,195,698)		110,404,865

PREFERRED STOCK: 2.4%

Information Technology: 2.4%
57,915	Samsung Electronics Co. Ltd. -(Preference Shares)	2,801,541

TOTAL PREFERRED STOCK (Cost $2,436,388)		2,801,541

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	7

iMGP Global Select Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at December 31, 2023 (Continued)

Principal Amount		Value

SHORT-TERM INVESTMENTS: 3.4%

REPURCHASE AGREEMENTS: 3.4%
$4,034,971	Fixed Income Clearing Corp. 1.600%, 12/29/2023, due 01/02/2024 [collateral: par value $4,484,000, U.S. Treasury Note, 0.625%, due 07/31/2026, value $4,116,243] (proceeds $4,035,688)	$4,034,971

TOTAL SHORT-TERM INVESTMENTS (Cost $4,034,971)		4,034,971

TOTAL INVESTMENTS (Cost: $99,667,057): 99.7%		117,241,377

Other Assets in Excess of Liabilities: 0.3%		361,991

NET ASSETS: 100.0%		$117,603,368

Percentages are stated as a percent of net assets.

ADR	American Depositary Receipt
REIT	Real Estate Investment Trust
*	Non-Income Producing Security.
(a)

Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under Securities Act of 1933.

The accompanying notes are an integral part of these financial statements.

8	Litman Gregory Funds Trust

iMGP International Fund 2023 Annual Report (Unaudited)

The iMGP International Fund rose 17.40% in 2023, trailing the 18.24% return for the MSCI EAFE Index. It outgained both the 15.62% of MSCI ACWI ex. US Index and 16.29% return of the Morningstar Foreign Large Blend category. Since the fund’s 1997 inception, the fund has an annualized return of 6.27%—comparing favorably to the 5.01% return for MSCI EAFE and 4.19% gain for the category.

Performance as of 12/31/2023
	One- Year	Three- Year	Five- Year	Ten- Year	Since Inception 12/1/1997
iMGP International Fund	17.40%	0.95%	7.11%	1.92%	6.27%
MSCI ACWI ex US Index NET	15.62%	1.55%	7.08%	3.83%	5.13%
MSCI EAFE Index NET	18.24%	4.02%	8.16%	4.28%	5.01%
Morningstar Foreign Large Blend Category	16.29%	2.45%	7.33%	3.67%	4.19%
Gross Expense Ratio 1.47%, Net Expense Ratio 1.24%*

Performance quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the funds may be lower or higher than the performance quoted. To obtain standardized performance of the funds, and performance as of the most recently completed calendar month, please visit www.imgptfunds.com. The Advisor has contractually agreed to waive a portion of the management fee through April 30, 2025. Without this waiver the fund’s net expenses would be higher and the return would be lower.

* The expense ratios disclosed in the performance table are based on the most recent prospectus and may not tie to what are disclosed in the financial highlights.

MSCI index returns source: MSCI. Neither MSCI nor any other party involved in or related to compiling, computing, or creating the MSCI data makes any express or implied warranties or representations with respect to such data (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability, or fitness for a particular purpose with respect to any of such data. Without limiting any of the foregoing, in no event shall MSCI, any of its affiliates, or any third party involved in or related to compiling, computing, or creating the data have any liability for any direct, indirect, special, punitive, consequential, or any other damages (including lost profits) even if notified of the possibility of such damages. No further distribution or dissemination of the MSCI data is permitted without MSCI’s express written consent. Source note: Returns prior to 1999 are the MSCI ACWI ex-US GR index. Returns from 1999 onwards are MSCI ACWI ex-US NR index.

Key Performance Drivers

Sector allocation was a benefit to returns in 2023, while security selection detracted from relative returns. The fund’s overweight to technology and consumer discretionary stocks benefited the fund, while its underweight to consumer staples stocks also aided returns. A modest overweight to health care stocks detracted from returns, however, stock security selection within the sector more than made up for the overweight allocation. Security selection within the technology sector was the largest benefit to fund returns. While security within the financials sector was a leading detractor during the year.

The largest contributor to performance in 2023 was Ryanair. The position is held by both David Herro of Harris Associates and the team at Lazard Asset Management. Ryanair stock gained over 78% during the year. Herro says that Ryanair released strong results for the first half of fiscal-year 2024 and was accompanied by an even stronger outlook, in our view. The company’s revenue grew 30% year-over-year, and average fares increased by 24% to €58, driven by record demand and constrained capacity at European peers. Total passengers flown expanded 11% year over year to 105.4 million, and management is on track to maintain its target of 183.5 million passengers for 2024, depending on Boeing’s ability to meet its delivery commitments. Management is expecting full-year 2024 net income to be between €1.85-2.05 billion ahead of the €1.82 billion consensus estimate. The company’s strong free cash flow levels and balance sheet allowed Ryanair to reinstate a €400 million dividend (35 cents per share). The team at Harris Associates spoke with CEO Michael O’Leary about additional uses for its excess capital and were happy to hear about an incremental €1.5 billion return to shareholders starting in 2025. They continue to be optimistic about Ryanair’s future.

Mark Little and Robin Jones (Lazard Asset Management) say that Ryanair continues to enjoy a favorable cost position in the short-haul aviation market compared to its competition. This advantage has expanded during COVID as the company has been able to invest through a downturn. The financial strength of the business enables them to operate a modern and more efficient fleet, which further enhances their competitive advantage. The company reported strong results over the course of the year. Demand for air travel continues to be robust with a positive outlook for pricing. Cash flow generation has been strong which helps fund attractive cash returns to shareholders and helps to underpin an undemanding valuation.

Ryanair’s strong return within the industrials sector was offset by another industrial stock: Teleperformance. The stock, owned by the team at Polen Capital, fell meaningfully in 2023. France-based Teleperformance is the world’s leading outsourced customer services manager. Teleperformance shares suffered in 2023 as sentiment surrounding AI adoption reached a crescendo and related market narratives assumed customer experience services will be fully automated. Polen Capital believes Teleperformance’s customers, and many other businesses will continue to require effective human customer experience management. Teleperformance continues to leverage technologies, including AI, to

Fund Summary	9

deliver successful business outcomes to customers. Management effectively navigated the impacts of transformational technologies at times over its 40 years in business and is proactively thinking through opportunities in the present environment. Teleperformance can weather today’s weak IT services market environment and rebound to the recent years’ steady growth trajectory. The Polen team estimates low double-digit total returns ahead. At 8x 2024 earnings, shares discount a darker future than we think is in store.

Strong security selection in the information technology sector was helped by a greater than 70% return for Sage Group. The position is held by the team at Polen Capital. Sage Group, a UK-based software company, continues to demonstrate strong business momentum with organic revenue growth in the low double-digit range. Management’s thoughtful product development and sales force alignment investments in recent years transitioned Sage Group’s software to a cloud-centric model. In its most recent quarterly update, management guided for continued low double-digit revenue growth for their fiscal 2024, a function of Sage’s strong value proposition providing mission critical accounting and business management software to small and medium-sized businesses. This level of growth, coupled with steady margin expansion, should in Polen’s estimation allow Sage to grow earnings at a mid-teens annualized rate going forward. Polen believes Sage Group’s margins have significant runway to expand from here, adding a nice profit lever to the coming years’ growth algorithm. In their view, a high-20s multiple on calendar 2024 earnings is a reasonable multiple as Sage Group is well positioned for steady growth.

The financials sector was a difficult area for the fund in 2023. By the far the biggest detractor within the sector was Worldline (owned by Harris Associates). Worldline, a European merchant acquirer and payment processor, was the top detractor for the year. The company’s third-quarter earnings missed consensus and Harris’ expectations, and management cut its full-year 2023 and 2024 guidance. The implied 2024 adjusted earnings guidance is around 16% below consensus expectations. This resulted in a 60% sell-off in the stock, an amount that Harris does not think is proportional to the impact to the company’s fair value. In their view, the negative guidance revision derives from two causes. First, due to evolving regulatory requirements around cybercrime in Europe, Worldline cut ties with certain online merchants that would have required excessive investment to be fully compliant with regulatory standards. Second, Worldline highlighted weak macroeconomic trends in Germany, where it is the market leader, and these are driving spending shifts toward non-discretionary categories that produce less revenue and profit from merchants for Worldline. Collectively, Worldline’s actions impact €210 million in annualized revenue (sub-6% consolidated revenues), reset margins down by 250 basis points, and will burden near-term cash generation due to restructuring charges. The negative impact should start to ease by the second half of 2024. The team at Harris Associates has spoken to management, former Worldline employees, and payment industry competitors. In their view, Worldline’s negative share price reaction is disproportional to the likely impact on its long-term prospects. The fundamentals of the business are still intact. The European payment market is cash heavy and still largely operated by legacy banks that are ceding share to pure acquirers like Worldline. The company’s scaled pan-European footprint, capital light and cash-generative operating profile, strong medium-term growth potential, and washed-out valuation make it an attractive holding.

Harris Associates appreciates Worldline’s position as a leader in European payments, and believe it has a long growth runway ahead due to Europe’s lower cashless penetration and higher levels of bank payment in-sourcing when compared to the U.S. They believe the payments industry is structurally attractive with high recurring revenues, low customer churn and strong free cash flow generation. In their view, Worldline’s revenue acceleration, which is driven by e-commerce business, travel recovery and synergy opportunities, is underappreciated by the market.

Another financial stock that struggled in 2023 was Sampo. The company, owned by the team at Lazard Asset Management, is a high-quality P&C insurance company operating across Scandinavia. The insurance markets in Scandinavia are highly consolidated, and policies are largely sold direct, which makes it a very price-disciplined market. Sampo generates very attractive and stable combined ratios as a result. The combination of a healthy economic backdrop and disciplined pricing generates good premium growth over time. Sampo has over time made investments outside their core business; however, new management have refocused capital allocation into the core P&C franchise and undergone a process to divest non-core assets.

The strong inflationary backdrop has put upward pressure on claims inflation in Sampo’s key markets at a time when frequency has also picked post COVID. This has put some pressure on combined ratios. However, the team at Lazard is encouraged to see strong price increases come through to compensate for higher claims at a time when inflationary pressures are moderating. This is a very common cycle in P&C insurance, and they are confident Sampo will rebuild their combined ratios to historical levels as pricing comes through at a lag. In addition to these cyclical headwinds, earnings have been hit by the deconsolidation of Sampo’s life insurance business as part of the simplification of the portfolio. Life insurance is a less attractive business given the long-duration book with higher sensitivity to financial asset values.

The fund’s main position within the materials sector is Glencore (owned by Harris Associates). The stock was a detractor last year. The company is one of the world’s largest mining firms. The Harris team likes that Glencore is run by smart, hyper-competitive and value-focused managers with a focus on improving asset returns. In their estimation, Glencore differentiates itself from other miners with its trading business that provides high returns and cash flow with low cyclicality and significant barriers to entry. They appreciate the company’s leading market positions in attractive commodities and believe existing mining operations will benefit from normalized prices, higher volumes, lower costs and the move towards a low carbon economy. Harris believes Glencore is an attractive investment and trades at approximately two-thirds of their estimate of its intrinsic value.

10	Litman Gregory Funds Trust

Glencore was a detractor for the year. The UK-based materials company’s stock price fell in January following its release of full-year 2022 results that missed expectations. In Harris’ view, the shortfall was driven by the industrial business given a mix of production issues within coal and two copper assets and cost inflation related to labor, diesel and explosives. During the second quarter, the market reacted unfavorably towards discussions of a merger between Glencore’s agricultural trader Viterra and Bunge, one of the world’s largest crop merchants, before seeing an increase in Glencore’s stock price once the companies entered into a definitive agreement. In August, Glencore released first-half of 2023 results that missed expectations which led Harris to modestly lower their estimate of intrinsic value. They believe the miss can be attributed to three main reasons: timing, costs and first-quarter results for nickel that were loss-making. Harris Associates believes Glencore’s management team makes smart capital allocation decisions and continue to think the company remains undervalued.

A solid contributor within the consumer staples sector was Coca-Cola Europacific Partners (owned by Lazard Asset Management). The strategic shift in the Coca-Cola system to focus on value over volume has been a transformational moment for their bottling partners. A more pricing-driven topline model has produced strong operational leverage for the bottlers resulting in improving margins and returns. As a strong operator, the company has also been in a position to consolidate new territories with opportunities to improve operational efficiency in established markets (e.g., Australia) and drive category growth in less developed markets (e.g., Indonesia).

The company delivered good results over the course of the year. The management team started the year with a confident outlook for full year 2023 despite concerns of weaker backdrop for the consumer. Fast-moving consumer goods companies have generally struggled with weaker volumes after a period of strong inflationary pressures. The resilient performance at Coca-Cola Europacific Partners reflects the strong pricing power in the category and good commercial execution by the management team.

Portfolio Mix

The International Fund is built stock by stock from the bottom-up and can at times look very different from its benchmark. We believe this is key to generating excess long-term returns.

Over the last 12 months, the overall portfolio mix changed modestly.

•	The fund’s regional allocation did not meaningfully change over the course of the year. The fund remains significantly underweight to Japan with just two holdings at year-end.

•

The fund’s maintains an overweight to the technology sector. At the end of 2022, the fund had 13.6% in the sector. At year-end 2023, the exposure had increased modestly to 14.7%. The technology sector within the index is 8.6%.

•	Exposure to health care stocks jumped the most during the year (going from 12.8% to 19.1% at the end of 2023). New positions added during the year include Novo Nordisk and Gerresheimer.

•	The fund’s weight to communication services stocks decreased from 8.8% to 2.9% over the year. Liquidated positions in Universal Music Group and Informa drove most of the decrease within the sector.

Fund Summary	11

By Sector

12/31/2023
Finance	19.0%
Consumer Discretionary	17.4%
Information Technology	14.7%
Communication Services	2.9%
Health Care & Pharmaceuticals	19.1%
Industrials	13.0%
Consumer Staples	5.4%
Real Estate	0.0%
Utilities	0.0%
Energy	0.0%
Materials	2.2%
Cash	6.3%

100.0%

By Region

12/31/2023
US Equities	5.5%
Developed International Equities	91.2%
Emerging Market Equities	3.3%

100.0%

Cash not included.

By Region

12/31/2023
Europe	77.7%
North America	8.4%
Asia ex-Japan	5.3%
Japan	3.1%
Latin America	1.6%
Africa	0.0%
Australia/New Zealand	1.3%
Middle East	2.6%
Other Countries	0.0%

Total	100.0%

Cash not included.

By Market Cap

12/31/2023
Small Cap	1.1%
Mid Cap	12.6%
Large Cap	86.3%

100.0%

Cash not included.

iMGP International Fund Value of Hypothetical $10,000

The value of a hypothetical $10,000 investment in the iMGP International Fund from November 30, 1997 to December 31, 2023 compared with the MSCI EAFE Index, and Morningstar Foreign Large Blend Category.

The hypothetical $10,000 investment at fund inception includes changes due to share price and reinvestment of dividends and capital gains. The chart does not imply future performance. Indexes are unmanaged, do not incur fees, expenses or taxes, and cannot be invested in directly.

Performance quoted does not include a deduction for taxes that a shareholder would pay on the redemption of fund shares.

12	Litman Gregory Funds Trust

iMGP International Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at December 31, 2023

Shares		Value

COMMON STOCKS: 93.7%

Argentina: 1.5%
2,143	MercadoLibre, Inc.*	$3,367,810

Australia: 1.2%
445,300	Glencore PLC	2,678,282

Canada: 2.7%
39,678	Canadian Pacific Kansas City Ltd.	3,150,321
37,425	Shopify, Inc. - Class A*	2,915,408

		6,065,729

China: 1.6%
117,601	Prosus NV	3,510,010

Denmark: 3.6%
28,235	Carlsberg AS - Class B	3,547,652
43,876	Novo Nordisk AS - Class B	4,544,823

		8,092,475

Finland: 2.6%
132,455	Sampo OYJ - Class A	5,802,940

France: 8.7%
74,900	BNP Paribas SA	5,185,154
10,255	Kering SA	4,525,676
2,050	LVMH Moet Hennessy Louis Vuitton SE	1,663,367
21,710	Teleperformance SE	3,170,831
279,500	Worldline SA*(a)	4,844,240

		19,389,268

Germany: 24.4%
13,255	Adidas AG	2,699,914
11,425	Allianz SE	3,057,432
143,900	Bayer AG	5,352,572
69,749	Continental AG	5,934,063
54,292	CTS Eventim AG & Co. KGaA	3,759,110
80,618	Daimler Truck Holding AG	3,033,481
121,665	Fresenius SE & Co. KGaA	3,777,313
31,527	Gerresheimer AG	3,290,027
132,689	Hensoldt AG	3,580,961
80,400	Mercedes-Benz Group AG	5,562,349
57,360	SAP SE	8,849,036
94,420	Siemens Healthineers AG(a)	5,493,190

		54,389,448

Ireland: 10.7%
51,152	ICON PLC - ADR*	14,479,597
69,945	Ryanair Holdings PLC - ADR*	9,327,865

		23,807,462

Israel: 2.4%
617,091	Israel Discount Bank Ltd. - Class A	3,104,580
440,085	Tel Aviv Stock Exchange Ltd.	2,355,960

		5,460,540

Japan: 2.9%
83,600	Nippon Sanso Holdings Corp.	2,240,329
234,200	Renesas Electronics Corp.*	4,236,726

		6,477,055

Netherlands: 2.4%
3,990	ASML Holding NV	3,008,438
23,488	EXOR NV	2,351,091

		5,359,529

Shares		Value

South Korea: 1.3%
16,035	NAVER Corp.	$2,788,912

Spain: 2.4%
75,265	Amadeus IT Group SA	5,401,057

Sweden: 2.7%
51,196	Evolution AB(a)	6,122,944

Switzerland: 2.1%
82,400	Julius Baer Group Ltd.	4,622,439

Taiwan: 2.2%
249,000	Taiwan Semiconductor Manufacturing Co. Ltd.	4,811,163

United Kingdom: 13.1%
542,043	CNH Industrial NV	6,642,757
104,661	Coca-Cola Europacific Partners PLC	6,968,772
8,470,550	Lloyds Banking Group PLC	5,148,618
602,980	Sage Group PLC	9,007,108
31,153	Unilever PLC	1,508,180

		29,275,435

United States: 5.2%
19,932	Aon PLC - Class A	5,800,611
69,219	Medtronic PLC	5,702,261

		11,502,872

TOTAL COMMON STOCKS (Cost $185,788,500)		208,925,370

Principal Amount

SHORT-TERM INVESTMENTS: 5.9%

REPURCHASE AGREEMENTS: 5.9%
$13,139,674	Fixed Income Clearing Corp. 1.600%, 12/29/2023, due 01/02/2024 [collateral: par value $14,601,200, U.S. Treasury Note, 0.625%, due 07/31/2026, value $13,403,677] (proceeds $13,142,010)	13,139,674

TOTAL SHORT-TERM INVESTMENTS (Cost $13,139,674)		13,139,674

TOTAL INVESTMENTS (Cost: $198,928,174): 99.6%		222,065,044

Other Assets in Excess of Liabilities: 0.4%		843,935

NET ASSETS: 100.0%		$222,908,979

Percentages are stated as a percent of net assets.

ADR	American Depositary Receipt
*	Non-Income Producing Security.
(a)

Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under Securities Act of 1933.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	13

iMGP Oldfield International Value Fund 2023 Annual Report (Unaudited)

The iMGP Oldfield International Value Fund rose 17.74% in 2023, underperforming the 18.95% gain for the MSCI EAFE Value Index. The MSCI EAFE Index returned 18.24%. The fund outperformed the Morningstar Foreign Large Blend category’s gain of 17.48%. Since the fund’s inception, the fund’s annualized return of 6.15% trails the 8.90% return of the MSCI EAFE Value Index but is ahead of the 5.45% gain of the MSCI EAFE Index.

Performance as of 12/31/2023
	One- Year	Three- Year	Since Inception 11/30/2020
iMGP Oldfield Internatl Value Fund	17.74%	4.29%	6.15%
MSCI EAFE Value NR USD	18.95%	7.59%	8.90%
MSCI EAFE NR USD	18.24%	4.02%	5.45%
Morningstar US Fund Foreign Large Value	17.48%	6.08%	7.66%
Gross Expense Ratio:2.11% Net Expense Ratio 0.94%*

Performance quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the funds may be lower or higher than the performance quoted. Short term performance is not a good indication of the fund’s future performance and should not be the sole basis for investing in the fund. To obtain standardized performance of the funds, and performance as of the most recently completed calendar month, please visit www.imgptfunds.com. The Advisor has contractually agreed to limit the expenses of the fund through April 30, 2025. Without this limit the fund’s net expenses would be higher and the return would be lower.

* The expense ratios disclosed in the performance table are based on the most recent prospectus and may not tie to what are disclosed in the financial highlights.

MSCI index returns source: MSCI. Neither MSCI nor any other party involved in or related to compiling, computing, or creating the MSCI data makes any express or implied warranties or representations with respect to such data (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability, or fitness for a particular purpose with respect to any of such data. Without limiting any of the foregoing, in no event shall MSCI, any of its affiliates, or any third party involved in or related to compiling, computing, or creating the data have any liability for any direct, indirect, special, punitive, consequential, or any other damages (including lost profits) even if notified of the possibility of such damages. No further distribution or dissemination of the MSCI data is permitted without MSCI’s express written consent. Source note: Returns prior to 1999 are the MSCI ACWI ex-US GR index. Returns from 1999 onwards are MSCI ACWI ex-US NR index.

Manager Commentary

The portfolio’s performance lagged the MSCI EAFE Value benchmark slightly in 2023. The largest detractor for the year was LG H&H, the South Korean consumer goods company, which halved during (-51% total return in local currency terms). The other leading detractors for the year were, in order of their impact on the portfolio: Bayer (-28%), Alibaba (-11%), C.K. Hutchison (-5%) and Korea Tobacco & Ginseng (-4%).

In the last week of October, LG H&H reported third quarter results that fell short of the markets, and our, expectations. While they reported continued resilience of sales and profits in their Refreshment division (soft drinks) and the Home and Daily Beauty (HDB) division (combined 60% of profits for the last twelve months), their Beauty division (luxury skin care and cosmetics) reported weak sales and profit.

The Beauty division has been challenged since 2021 and is dominated by its luxury skincare range sold largely in China and Korea (to Chinese tourists). Sales to China, largely luxury skincare, fell 29% on the same period last year. Given some restructuring, rebranding expense and negative operating leverage, profit in beauty for the quarter was down almost 90%.

The problem in China is not unique to LG H&H. Other global skin care companies such as Estee Lauder and Beiersdorf have seen similar declines in their Asian travel business. In response they, like LG H&H, are working hard to return the industry to its pre-COVID structure by reducing exposure to resellers and reducing inventory in the channel—both tough decisions to take.

The results raise concerns that the problem is more than skin deep and that brand equity for these international players has been impaired, ceding market share to domestic Chinese players. The fact that global industry leaders like Estee Lauder are also suffering similar issues offers us some comfort. That said, after adjusting for the net cash on the balance sheet, the shares are now valued at 12.6x the lowered consensus expectations for profit in 2024 (earnings which are based on Beauty operating profit which is just 20% of 2021 levels).

The extreme weakness in the share price and the slow recovery in Beauty are disappointing but we think the current valuation fails to recognize Beauty’s recovery potential, the strength and stability of HDB and Refreshment (60% of operating profit) and LG H&H’s strong cash generation and net cash balance sheet.

14	Litman Gregory Funds Trust

The largest positive contributors to the strategy’s performance in 2023 were, in order of their impact on the strategy, Embraer (+69%), easyJet (+57%), Siemens (+35%), Exor (+33%), Samsung Electronics (+44%) and Tesco (+35%).

Embraer is an aircraft development and manufacturing firm, based in Brazil but largely selling into global markets—namely the United States. The firm had hit a severe valuation discount due to the scuppering of an expected deal with Boeing and downturn in demand due to COVID-19. In 2023, Embraer has demonstrated that these were transitionary setbacks. The valuation remains compelling, especially when compared to global peers. Beyond the core business on which our valuation is based, the firm also has a majority holding in Eve Air Mobility. EVE is a U.S.-listed entity developing electric powered aircraft for short passenger flights—the aircraft looks much like a large drone. While EVE is not profitable, and will likely not be for some time, it is a leading player in a market that is forecasted to be large in size. This is evidenced by the firm’s already substantive and growing international orderbook. As the technology and regulatory hurdles are met, the value of EVE will be added to the Embraer base valuation.

While easyJet’s shares started and finished the year strongly, the share price suffered significant turbulence during the year. In the second half of the fiscal year ending September 2023 the company flew 3% more miles than the year before the pandemic started. Strong pricing, a growing package holiday business and welcome cost control helped the company deliver record second half profits. Despite concerns about a slowing economy and pressure on consumers the company continues to expect a robust demand environment and firm pricing. The company ended the year with a net cash balance sheet and the shares valued at just 7.5x net income expected in 2024.

During the fourth quarter we bought two new holdings for the strategy—Michelin, the French automotive tire company, and Heineken Holdings, the Heineken family-controlled holding company that owns 50.4% of Heineken, the Dutch-based global brewing company. These purchases were funded from the sale of Mitsubishi Heavy Industries and a reduction in the holding of Sanofi (we later increased Sanofi after its profit warning funded by a reduction of Tesco).

Michelin is the largest global tire manufacturer. The company generates around half of its sales from the passenger car market, with the remainder split equally between trucks and specialty vehicles, including mining and aircraft tires. The low end of the tire market is commoditized, but Michelin is largely insulated as they focus on the premium end where customers care about performance and are willing to pay for it. Michelin tires have industry leading performance metrics and tend to be priced at a 10% premium. The initial purchase of a set of Michelin tires is often indirect, with customers choosing to buy a premium car which happens to come with a set of Michelin tires. When those tires are up for replacement after around four years, purchasers of premium cars tend to stick with the brand of tire the car was delivered with. The company spends a great deal of time and money to meet the strict performance requirements set by premium auto manufacturers. For this reason, the premium end of the market has significant barriers to entry.

Michelin is likely to benefit from industry tailwinds over the next few years. First, the move to electric vehicles means that tires gain in relative importance. This is because factors such as rolling resistance become more relevant. With cheap tires, an electric vehicle may not achieve the advertised energy efficiency and thus mileage. A second tailwind is more stringent regulation, including CO2 and microplastic emissions—Michelin performs well on both metrics and cheaper brands struggle to compete. These trends make it likely that Michelin can defend their market share and pricing premium.

Given its brand and pricing power, Michelin has a history of passing raw material costs on to customers, resulting in stable operating margins of 10-12% and return on invested capital of around 10%. With 75% of tire sales coming from the replacement market, this is also not a particularly cyclical business. We were able to buy Michelin at a historically high free cash flow yield of almost 10% which in our view does not reflect the quality and earnings profile of the business.

Heineken is a global beer company that was founded in 1864 by Gerard Heineken. Heineken owns 300 brands with the largest being Heineken (c.20% of volume). The Heineken brand competes with AB InBev’s Budweiser for the status of largest global brand outside of China. Other global brands the company owns include Amstel and Tiger.

Heineken owns 167 breweries with 14% share of the global beer market, second only to AB InBev (27%). A decade ago, Western Europe accounted for 44% of volumes, 50% of revenue, and 36% of profit. Following a series of acquisitions across several of the largest emerging-market countries, revenue from emerging-markets now accounts for 53% of revenue and Europe accounts for 30% of volume, 35% of revenue and 25% of profit. With the brewing costs for all beers being very similar, the key to profitability is the focus on cultivating premium branded beers. For Heineken, premium brands now account for 40% of sales. Among these is the world’s leading zero alcohol beer, Heineken 0.0%, a new growth area for the business.

The last three years have created the opportunity in Heineken today. Cost pressures and COVID-19 have seen gross margins fall from 50% to 44%. The competition has seen similar cost pressures that has meant that all operators have had to push through price increases not seen in a generation. Looking forward, we would expect pricing to hold but some of the costs to fall and this will help restore gross margins.

Today the Heineken family remains the controlling shareholders of Heineken through their 53.7% holding of Heineken Holding which in turn owns 50.4% of the main Heineken listing. Heineken Holding shares fell to a valuation of 14x price to 2024 earnings, a 17% discount to the valuation of the main listing, and we see a multiple in the high teens as fair.

Fund Summary	15

The strategy overall is valued at a price to expected earnings ratio of less than 10x and a price to book ratio of 1.1x. This compares with a price to expected earnings ratio of 13.2x and a price to book ratio of 1.8x for the MSCI EAFE benchmark and a price to expected earnings of 9.8x and a price to book ratio of 1.2x for the MSCI EAFE Value index. The weighted average upside for the portfolio ended the year at 54%, offering a prospective total return over the next couple of years of 60%, substantially ahead of its long-term average.

Portfolio Mix

The fund is built stock by stock from the bottom-up and can at times look very different from its benchmark. We believe this is key to generating excess long-term returns.

Over the last 12 months, the overall portfolio mix changed in the following way:

•

The fund’s underweight to the financials sector increased as the strategy liquidated positions in Mitsubishi UFJ Financial and Nomura Holdings. Relative to its benchmark, this is now the largest sector underweight.

•	The fund overweight to consumer staples increased over the course of the year and it is the largest overweight in the strategy. A new position in Heineken was the main driver of this increase.

•	Consumer discretionary exposure increased over the year due to a new position in Michelin.

•

The largest change from a regional allocation standpoint is a reduction in Japanese equities. Following the sale of Mitsubishi UFJ Financial and Nomura Holdings, the fund’s sole position in the country is East Japan Railway.

•	As a result of the Japanese allocation decreasing, the European equity allocation increased by a similar amount.

By Sector

Finance	16.3%
Consumer Discretionary	8.1%
Information Technology	4.1%
Communication Services	5.1%
Health Care & Pharmaceuticals	13.6%
Industrials	22.9%
Consumer Staples	20.1%
Real Estate	0.0%
Utilities	4.9%
Energy	5.0%
Materials	0.0%
Cash	-0.1%

100.0%

By Region

US Equities	0.0%
Developed International Equities	84.4%
Emerging Market Equities	15.6%

100.0%

By Region

Europe	73.4%
North America	0.0%
Asia ex-Japan	19.0%
Japan	3.0%
Latin America	4.6%
Africa	0.0%
Australia/ New Zealand	0.0%
Middle East	0.0%
Other Countries	0.0%

100.0%

* Cash is excluded from calculation

By Market Cap

Small Cap	0.0%
Mid Cap	10.6%
Large Cap	89.4%

100.0%

16	Litman Gregory Funds Trust

iMGP Oldfield International Value Fund Value of Hypothetical $10,000

The value of a hypothetical $10,000 investment in the iMGP Oldfield International Value Fund from November 30, 2020 to December 31, 2023 compared with the MSCI EAFE Value Index, and Morningstar Foreign Large Value Category.

The hypothetical $10,000 investment at fund inception includes changes due to share price and reinvestment of dividends and capital gains. The chart does not imply future performance. Indexes are unmanaged, do not incur fees, expenses or taxes, and cannot be invested in directly.

Performance quoted does not include a deduction for taxes that a shareholder would pay on the redemption of fund shares.

Fund Summary	17

iMGP Oldfield International Value Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at December 31, 2023

Shares		Value

COMMON STOCKS: 95.3%

Brazil: 4.7%
89,000	Embraer SA - ADR*	$1,642,050

China: 8.0%
140,200	Alibaba Group Holding Ltd.	1,356,913
274,500	CK Hutchison Holdings Ltd.	1,470,687

		2,827,600

France: 9.1%
41,541	Cie Generale des Etablissements Michelin SCA	1,491,421
17,263	Sanofi SA	1,713,855

		3,205,276

Germany: 18.7%
36,642	Bayer AG	1,362,953
128,080	E.ON SE	1,721,205
55,726	Fresenius SE & Co. KGaA	1,730,116
9,371	Siemens AG	1,761,186

		6,575,460

Italy: 5.0%
104,386	Eni SpA	1,772,021

Japan: 3.0%
18,500	East Japan Railway Co.	1,067,290

Netherlands: 9.8%
17,197	EXOR NV	1,721,378
20,301	Heineken Holding NV	1,719,971

		3,441,349

South Korea: 11.0%
23,147	KT&G Corp.	1,561,825
3,091	LG H&H Co. Ltd.	852,011
23,860	Samsung Electronics Co. Ltd.	1,454,313

		3,868,149

Sweden: 6.5%
210,464	Svenska Handelsbanken AB - Class A	2,291,612

United Kingdom: 19.5%
1,139,106	BT Group PLC	1,793,710
326,056	easyJet PLC*	2,118,517
2,883,396	Lloyds Banking Group PLC	1,752,602
324,706	Tesco PLC	1,201,728

		6,866,557

TOTAL COMMON STOCKS (Cost $29,949,408)		33,557,364

PREFERRED STOCK: 5.0%

Germany: 5.0%
21,867	Henkel AG & Co. KGaA - (Preference Shares)	1,762,192

TOTAL PREFERRED STOCK (Cost $1,544,995)		1,762,192

TOTAL INVESTMENTS (Cost: $31,494,403): 100.3%		35,319,556

Liabilities in Excess of Other Assets: (0.3)%		(96,742)

NET ASSETS: 100.0%		$35,222,814

Percentages are stated as a percent of net assets.

ADR	American Depositary Receipt
*	Non-Income Producing Security.

The accompanying notes are an integral part of these financial statements.

18	Litman Gregory Funds Trust

iMGP SBH Focused Small Value Fund 2023 Annual Report (Unaudited)

The iMGP SBH Focused Small Value Fund gained 24.74% in 2023, strongly outperforming the 14.65% gain for the Russell 2000 Value benchmark and the 16.61% return for the Morningstar Small Value category. Since the fund’s July 2020 inception, the fund has an annualized return of 15.62%. Despite the attractive absolute gain, the fund is slightly lagging the 16.50% return for the Russell 2000 Value benchmark and 18.92% for the peer category.

Performance as of 12/31/2023
	One- Year	Three- Year	Since Inception 7/31/20
iMGP SBH Focused Small Value fund	24.74%	8.94%	15.62%
Russell 2000 Value	14.65%	7.94%	16.50%
MSCI USA Small Value Index	13.34%	8.84%	17.01%
Russell 2000 Index	16.93%	2.22%	11.10%
Morningstar Small Value Category	16.61%	11.22%	18.92%
Gross Expenses : 1.68%, Net Expenses: 1.15%*

Performance quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the funds may be lower or higher than the performance quoted. Short term performance is not a good indication of the fund’s future performance and should not be the sole basis for investing in the fund. To obtain standardized performance of the funds, and performance as of the most recently completed calendar month, please visit www.imgpfunds.com. Returns less than one year are not annualized. The Advisor has contractually agreed to limit the expenses of the fund through April 30, 2025. Without this limit the fund’s net expenses would be higher and the return would be lower.

* The expense ratios disclosed in the performance table are based on the most recent prospectus and may not tie to what are disclosed in the financial highlights.

Key Performance Drivers

Investing has never been easy but investing in today’s speculative, risk-loving fervor is a challenge for those of us that still look at the markets with risk in mind. We are pleased to say, however, that even after a more challenging relative fourth quarter, when we did not keep pace in an indiscriminately strong market, 2023 performance was strong both in absolute and relative terms. Regardless of the market’s periodic desire to chase high short-interest, unprofitable, and in many cases high-beta stocks, we will continue to assess reward and risk, and populate the portfolio with companies that we determine can meaningfully improve their returns via internal, management-driven controls, not via predicting macroeconomic events. To that end, we were pleased to finally see some acquisition activity within the portfolio where it was made abundantly clear the public markets were significantly undervaluing these businesses. Predicting an acquisition is impossible but we feel we are quite good at identifying unrecognized or underappreciated inflection points in a company’s return on invested capital (ROIC).

Looking at the small-cap universe, it’s our view that our Russell 2000 Value benchmark has gotten riskier in the last few years as the percentage of unprofitable companies has increased, making the index materially more speculative. Over the years, an increasing number of investors are opting for passive vehicles as the way to gain exposure to small-cap stocks. This approach does require one to look at the investments through a risk-adjusted lens or understand whether they are being appropriately compensated for the increasing risk that we feel is being taken. Post-COVID, we have seen a different type of market, one where we don’t always believe stocks reflect risks such as pricing in recession risk. While this environment has created less opportunity versus past cycles, we have been, and continue to work hard to uncover change agents in new management, culture shifts, and aligned incentives that can lead to improving returns on invested capital.

Looking at attribution for 2023, it is important to remember that this is a relatively concentrated portfolio that is built stock by stock and that sector weightings are driven by bottom-up fundamental stock-picking process. That said, we think it’s helpful to report on the shorter-term relative performance of both sector weights and stock selection to help shareholders understand the drivers of recent performance. It is also important to remember that the performance of a stock over a relatively short period tells us nothing about whether it will be a successful position; that is only known at the point when the stock is sold.

At the sector level, industrials made the largest performance contribution relative to the benchmark due to a mix of allocation and stock selection. Within the sector, Circor International was the largest contributor. The company undertook a profit-improvement plan focused on margins by driving value and pricing, which allowed for higher earnings. During the year, the company announced they were seeking strategic alternatives, and it was acquired by a private equity firm at a significant premium. Another recent winner in the industrials space was SP Plus. The company combines industry-leading technology and best-in-class operations to deliver mobility solutions that enable the efficient movement of people, vehicles, and personal belongings. The stock is a non-benchmark name and it gained 41.97% in the fourth quarter. Early in the quarter, SP Plus agreed to be acquired by a combination of strategic and private-equity sponsors for a sizeable 52% premium to the stock price. SP has been executing a technology innovation cycle within the parking-management space. This investment

Fund Summary	19

cycle allowed them to see strong growth and margin improvement over the last few years coming out of Covid pandemic. In our opinion, the market was not fully appreciating the underlying ROIC improvement from these investments, and we maintained a large position in the company and are happy to see this result.

Consumer discretionary was another sector that meaningfully contributed to relative performance in the calendar year. A top-performer in the sector was Modine Manufacturing. After a strong performance in 2022, the stock was up another 200% in 2023. The decision to own the stock was driven by the company’s new CEO rapidly turning over management across the organization as it executes upon an 80/20 simplification strategy. When this management strategy is successfully adopted by an organization, it leads to less complexity, stronger customer relationships, and a greater focus on pricing and improvements. The company has seen significant success in deploying the strategy, resulting in higher margins and higher growth rates, which we believe has significant potential in the next several years. Modine has continued to beat expectations and though valuation is more appropriate today, we continue to see upside to earnings over the next several years.

As we look to 2024, we feel that risks remain elevated. That said, forecasting a recession, market crash, or the impact of higher fiscal spending is not our expertise. The market expectations today are for the Federal Reserve to cut interest rates at least 6 times this year resulting in “soft landing.” This outcome, if it comes to fruition, would be quite rare when looking at history but would likely lead to strong returns. Over the last few years, we have convinced ourselves not to be surprised by the market. Our focus, and what we pride ourselves on, is identifying positive company-specific change agents that will improve a company’s return through governance and overall influence on its employees. The number of management-team changes continues to increase, which increases our opportunity set. We believe that through our bottom-up fundamental research, we can identify the management teams making appropriate and impactful changes, improving the returns for their business. Looking ahead, the rising benchmark risk we mentioned earlier should only help us in our endeavors over time, as we believe stock-selection will matter. Over time, our process has delivered competitive returns for our shareholders, even more so when adjusting for the risks being taken. We thank you for your interest and support.

The winner within the health care sector was Immunogen. The stock was up 41.54% in the year. The company announced positive Phase 3 results in the treatment of ovarian cancer which caused the stock to rise significantly. After this announcement, its main competitor announced poor trial results which drove up the share price of IMGN. Given the move in the stock, we did liquidate the position during the year.

In terms of detractors, the financials sector was the main drag. Glacier Bancorp was among the holdings that declined over the year. The company suffered as its net interest margin (NIM) contracted more than expected. Glacier has one of the most resilient deposit models; however, as a safety measure, it took on higher cost borrowing due to the bank failures early in 2023 and uncertainty on deposit pricing dynamics. Looking ahead, the company expects its NIM to bottom out as it pays down those higher cost borrowing and loan yields reprice at much higher levels. We remain confident in the company’s prospects.

Health care was another area of relative underperformance. ICU Medical was a detractor after the company narrowed its guidance range when it reported third quarter 2023 earnings, resulting in a negative market reaction. GLP-1 drug speculation has wrought health care with materially higher levels of uncertainty regarding the longer-term impact, even in situations such as ICU where direct exposure was much more limited. The company management team must now work through inventory destocking measures which management believes will pressure margins for a few more quarters. We feel, however, this is reflected in valuations.

Asset Allocation as of December 31, 2023

By Sector

Finance	17.9%
Consumer Discretionary	15.4%
Information Technology	8.4%
Communication Services	0.0%
Health Care & Pharmaceuticals	1.6%
Industrials	29.5%
Consumer Staples	3.4%
Real Estate	5.2%
Utilities	0.0%
Energy	7.7%
Materials	12.2%
Cash	-1.3%

100.0%

By Market Cap

Small Cap	93.9%
Mid Cap	6.1%
Large Cap	0.0%

100.0%

20	Litman Gregory Funds Trust

iMGP SBH Focused Small Value Fund Value of Hypothetical $10,000

The value of a hypothetical $10,000 investment in the iMGP SBH Focused Small Value Fund from July 31, 2020 to December 31, 2023 compared with the Russell 2000 Value Index, and Morningstar Small Value Category.

The hypothetical $10,000 investment at fund inception includes changes due to share price and reinvestment of dividends and capital gains. The chart does not imply future performance. Indexes are unmanaged, do not incur fees, expenses or taxes, and cannot be invested in directly.

Performance quoted does not include a deduction for taxes that a shareholder would pay on the redemption of fund shares.

Fund Summary	21

iMGP SBH Focused Small Value Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at December 31, 2023

Shares		Value

COMMON STOCKS: 101.3%

Consumer Discretionary: 15.4%
17,408	Gentherm, Inc.*	$911,483
20,634	Gildan Activewear, Inc.	682,160
75,202	Goodyear Tire & Rubber Co.*	1,076,893
29,200	Modine Manufacturing Co.*	1,743,240
12,682	Polaris, Inc.	1,201,873
10,738	PVH Corp.	1,311,324
55,972	VF Corp.	1,052,274

		7,979,247

Consumer Staples: 3.4%
88,825	Coty, Inc. - Class A*	1,103,206
61,741	Hain Celestial Group, Inc.*	676,064

		1,779,270

Energy: 7.7%
9,521	Chord Energy Corp.	1,582,676
18,784	Matador Resources Co.	1,068,058
31,794	Murphy Oil Corp.	1,356,332

		4,007,066

Financials: 17.9%
42,617	Cadence Bank	1,261,037
40,530	Columbia Banking System, Inc.	1,081,341
31,982	Glacier Bancorp, Inc.	1,321,496
36,796	National Bank Holdings Corp. - Class A	1,368,443
51,779	Seacoast Banking Corp. of Florida	1,473,631
17,596	SouthState Corp.	1,485,982
19,764	Texas Capital Bancshares, Inc.*	1,277,347

		9,269,277

Health Care: 1.6%
8,185	ICU Medical, Inc.*	816,372

Industrials: 29.5%(a)
26,860	Apogee Enterprises, Inc.	1,434,593
10,332	ArcBest Corp.	1,242,010
30,475	AZZ, Inc.	1,770,293
11,014	EnerSys	1,111,973
25,296	KBR, Inc.	1,401,651
36,623	Mercury Systems, Inc.*	1,339,303
35,772	Quanex Building Products Corp.	1,093,550
9,657	Regal Rexnord Corp.	1,429,429
89,958	REV Group, Inc.	1,634,537
23,914	SP Plus Corp.*	1,225,593
15,644	SPX Technologies, Inc.*	1,580,200

		15,263,132

Information Technology: 8.4%
17,820	Belden, Inc.	1,376,595
20,835	Ciena Corp.*	937,783
21,638	Ichor Holdings Ltd.*	727,686
12,069	Plexus Corp.*	1,305,021

		4,347,085

Materials: 12.2%
69,667	Element Solutions, Inc.	1,612,095
14,422	Louisiana-Pacific Corp.	1,021,510
13,948	Sensient Technologies Corp.	920,568
28,780	Silgan Holdings, Inc.	1,302,295
38,466	Summit Materials, Inc. - Class A*	1,479,402

		6,335,870

Shares		Value

Real Estate: 5.2%
39,614	STAG Industrial, Inc. - REIT	$1,555,246
17,964	Terreno Realty Corp. - REIT	1,125,804

		2,681,050

TOTAL COMMON STOCKS (Cost $42,480,524)		52,478,369

TOTAL INVESTMENTS (Cost: $42,480,524): 101.3%		52,478,369

Liabilities in Excess of Other Assets: (1.3)%		(683,643)

NET ASSETS: 100.0%		$51,794,726

Percentages are stated as a percent of net assets.

REIT	Real Estate Investment Trust
*	Non-Income Producing Security.
(a)	For additional information on portfolio concentration, see Note 11.

The accompanying notes are an integral part of these financial statements.

22	Litman Gregory Funds Trust

iMGP Alternative Strategies Fund 2023 Annual Report (Unaudited)

The iMGP Alternative Strategies Fund (Institutional Share Class) gained 5.91% in 2023. During the same period, the Morningstar Multistrategy Category was up 6.63%, the Bloomberg US Aggregate Bond Index (Agg) was up 5.53%, and the ICE BofA 3-Month Treasury Bill Index returned 5.01%.

Performance as of 12/31/2023
	One- Year	Three- Year	Five- Year	Ten- Year	Since Inception 9/30/2011
iMGP Alternative Strategies Fund Instl	5.91%	-0.16%	2.80%	2.58%	3.65%
iMGP Alternative Strategies Fund Inv	5.61%	-0.40%	2.55%	2.33%	3.41%
ICE BofA US 3-Month Treasury Bill	5.01%	2.15%	1.88%	1.25%	1.03%
Bloomberg Aggregate Bond Index	5.53%	-3.31%	1.10%	1.81%	1.74%
Morningstar Multistrategy Category	6.63%	3.37%	3.79%	2.37%	3.02%

Gross Expense Ratio: 1.67% Net Expense Ratio: 1.39%*

Performance quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less that their original cost. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.imgpfunds.com. The Advisor has contractually agreed to waive a portion of the management fee through April 30, 2025. Without this waiver the fund’s net expenses would be higher and the return would be lower.

* The expense ratios disclosed in the performance table are based on the most recent prospectus and may not tie to what are disclosed in the financial highlights.

Since its inception on September 30, 2011, the fund’s annualized return is 3.65% with a volatility (standard deviation) of 4.76%, and a beta to the U.S. stock market (Russell 1000 Index) of 0.27. This compares to the 3-Month Treasury Bill Index return of 1.03%, the Morningstar Multistrategy category return of 3.02% and the U.S. Aggregate Bond Index(the “Agg”) return of 1.74%.

The fund’s return—outperforming the 3-month Treasury Bill Index by about 260 basis points annualized—is below what we think is a reasonable expected-return range for the fund over the longer term, and the current measurement remains at or near what we expect will be a low point. The fund’s volatility has been toward the low end of our expected range of 4% to 8%, while its equity beta has been in line with our expectations. We expect the fund’s correlation to the Agg (currently about 0.4) will likely trend somewhat lower over time, back toward the range of zero it had showed as recently as 2021, especially with the addition of the Enhanced Trend strategy late in 2022.

The Risk/Return Statistics table below presents some of the key performance metrics that we track for the fund.

	MASFX	Bloomberg U.S. Aggregate Bond Index	Morningstar Multistrategy Category	Russell 1000 Index
Annualized Return	3.65	1.74	3.02	14.56
Total Cumulative Return	55.23	23.53	43.91	429.02
Annualized Std. Deviation	4.76	4.45	4.20	14.81
Sharpe Ratio (Annualized)	0.54	0.16	0.46	0.92
Beta (to Russell 1000)	0.27	0.10	0.25	1.00
Correlation of MASFX to	1.00	0.37	0.90	0.84
Worst 12-Month Return	-10.04	-15.68	-5.71	-19.13
% Positive 12-Month Periods	0.76	0.64	0.74	0.87
Upside Capture (vs. Russell 1000)	26.07	10.67	24.24	100.00
Downside Capture (vs. Russell 1000)	26.75	9.15	27.68	100.00
Upside Capture (vs. AGG)	72.65	100.00	59.42	226.45
Downside Capture (vs. AGG)	21.97	100.00	17.55	13.58

Performance Review

The Fund produced a very respectable 5.9% return for the full year. It’s 3.4% return in the fourth quarter was good, but trailed traditional asset classes, which rose sharply in the “everything rally” of the last two-plus months of the year, driven by cooling inflation data and dovish Fed communications. The S&P 500 rallied almost 12% and the Agg bounced almost 7%—both quarterly figures would generally be considered good returns for a full year. Despite trailing the traditional asset benchmark performance in 2023’s final quarter, the fund participated meaningfully in the move, and still outperformed core bonds for the full year with significantly lower volatility and a maximum drawdown during the year of less than 4%, compared to the Agg’s intra-year drawdown of over 7%. (In an environment where the Agg suffered its worst losses since the early 1980s, the fund has outperformed the index by approximately 400bps cumulatively over the trailing two years and by approximately 900bps over the trailing three years.)

In our last commentary we talked about the impact on the fund of ‘higher-for-longer,’ which had become the consensus in the late summer/early fall. However, market sentiment was changing even as we were writing, and that consensus shifted quickly to the market’s anticipation of the eventual Fed pivot, fueling the huge gains in the last two months of the year, in a phenomenon we had expected at some

Fund Summary	23

point in 2023. It was somewhat more dramatic than we had anticipated, and unfortunately, while we were confident in the nature of the market reaction, we had little confidence in pinpointing precisely when it would happen, which precluded us from putting more chips on our expected outcome. ‘Early’ and ‘wrong’ can be nearly indistinguishable in the investment business, and having an even higher allocation to fixed income-oriented strategies during the dark days of the Higher-for-Longer era would have been very challenging.

The delay in what we firmly believed would be strong performance for DoubleLine and Loomis Sayles was obviously frustrating (to say nothing of seeing significant pullbacks during the year), but the change in narrative during the fourth quarter finally helped produce meaningful gains from those segments of the fund. The sizing of our overweight was conservative enough to allow us to confidently maintain the positioning and benefit when the rapid change occurred. And although these managers experienced significant positive performance in a relatively compressed timeframe, we think there is still plenty of potential return left to capture, as the blended yield-to-maturity (YTM) from DoubleLine and Loomis Sayles sleeves was 9.5% at year end, less than half a percentage point lower than what it was last quarter.

Someone in the investment industry said something to the effect of “Diversification means always having something to apologize for,” which is true in the short-term, as there’s generally always something that’s not “working.” The flip side of the recent rapid gains in the fund’s overweighted areas is the negative short-term performance suffered by DBi’s sleeve. This segment of the fund (which we reduced tactically to help fund the increase in DoubleLine’s allocation) had remained short bonds for the majority of the year as one of its main exposures. This positioning was very beneficial during a period of several months when several of the fund’s other subadvisors were challenged, helping the fund to tread water. But the rapid and dramatic reversals in the fourth quarter were, not surprisingly, a bad environment for DBi’s strategy. The Enhanced Trend strategy won’t always be negatively correlated with most of the rest of the fund, and in fact in a sustained rate rally, it should benefit significantly. As a reminder, while we view the strategy as an important diversifier, we expect it to produce long-term returns similar to other strategies in the fund, resulting in a better overall fund-level risk-adjusted return profile. Assuming that plays out as expected, there will be no apology necessary in the medium- to long-term.

As mentioned previously, we still expect a lot of performance from the fixed income/credit managers, hence their significant overall allocation, but there remains a diversity of investment styles and return drivers in the portfolio, which provides valuable diversification. While most strategies are modestly less attractive than they were a year ago in our upside case, our base case return expectations for the fund are very close to what they were a year ago. The fund also still has a healthy level of dry powder that should allow it to remain opportunistic and take advantage of potential volatility in various parts of financial markets. We fully recognize the highly uncertain nature of projecting returns (“It is difficult to make predictions, especially about the future,” as Niels Bohr or Yogi Berra may have said), which is one of the reasons we maintain a high bar for making tactical changes. However, it can be useful for calibrating expectations and testing assumptions across different scenarios, and we mention it to underscore what we think is still an attractive opportunity set. We are pleased to report reasonable gains in the past year to our fellow shareholders, and we believe there is still considerable runway for strong performance going forward. We wish you health, happiness, and prosperity in the new year. Thank you for your trust and confidence.

Quarterly Portfolio Commentary

Performance of Managers

For the full year, the returns by sub-advisor are as follows: FPA up 17.04%; DoubleLine up 9.24%; Blackstone Credit Systematic Group up 7.94%; Loomis Sayles up 7.72%; Water Island up 6.17%; and DBi down 4.10%. (All returns are net of sub advisory fees.)

Key performance drivers and positioning by strategy

Blackstone Credit Systematic Group (DCI):

The Blackstone Credit strategy produced solid performance for the year, boosted by a strong fourth quarter and good credit selection throughout most of the year. Alpha performance for the year was positive, led by alpha from the CDS overlay. Rates hedging was in line, even as Treasury volatility was heightened on whipsawing market expectations around the Fed, thanks to aggressive tightening and slowing inflation. Credit beta hedging cost a bit, as the market “soft-landing” rally at the end of the year drove the credit derivatives a bit more than the cash bonds. This effect should revert in Q1. Broadly, the hedging again kept the macro footprint of the portfolio well behaved.

Security selection gains were notably positive in corporate bonds led by long Consumer durables—especially housing related—REITS, technology names and energy names. Energy selection was strong, boosted by adjacencies in natural gas and mining, even as oil prices dropped notably. Consumer staples, media, transports, and utilities were negative contributors. Security selection in CDS was positive for the year. Positive performance was somewhat concentrated in consumer goods and insurance, led by long positions in durables, housing and housing related, as well as in consumer goods and in leisure (especially cruise lines). Negative performance was led by travel (especially airlines) and healthcare (especially hospitals).

Portfolio positioning continues to favor long consumer durables and experiences/leisure versus retail and consumer goods, long specialty finance/lending continues to be underweight in consumer staples and healthcare. The portfolio has moved shorter in energy on net (though still long some names in the cash bonds) and to short transportation. The portfolio is increasingly neutral in financial institutions and insurance, as well as in technology. The net of the moves is to further emphasize the credit selection in the portfolio.

24	Litman Gregory Funds Trust

The portfolio continues to be underweight high-default-probability names and tilted into stronger credit-quality. As the quarter saw notable credit differentiation, despite markets soaring, the environment proved to be favorable. This differentiation is an important theme, and going forward, the portfolio managers expect it to continue, and for “up in quality” to be rewarded in the market. The sorting of credit into winners and losers looks likely as the surprisingly resilient economy seems likely to cool down.

DBi:

2023 turned out to be a humbling year for macro strategists. The taper is coming a year late, the economy never hit the windshield, and Powell might actually pull off the Immaculate Landing.

And so, the big surprise is that it turned out to be a great year for investors. Powell’s sudden rhetorical pivot in early November triggered a massive melt up in risk assets. In two months, the MSCI World delivered nearly two thirds of its 23.8% calendar year return, while bonds—down over 3% through October—finished up 5.7%. The Everything Rally appears to have been driven by both the widespread conclusion that the rate hike cycle was over, but also a desperate catch up for investors underweight equities and duration. By year end, the price moves implied far more aggressive easing in 2024 than either Central Banks or economists forecast.

As discussed extensively in these letters, the market consensus is rarely accurate and frustratingly unstable. Contrarian investors who nailed 2022 were often wrong-footed in 2023; assets that soared in 2023 were climbing out of a deep drawdown hole. The lesson of the past several years is that the unexpected happens with alarming regularity, and the spectrum of outcomes is far wider than we expect. Today, as investors breathe a sigh of relief that the worst of the rate hike cycle might be behind us, they soon may have to turn their attention to a laundry list of headwinds, from worsening geopolitical chaos to deepening sociopolitical fragmentation to uncontrolled fiscal largesse to persistent ripple effects from higher rates to things not yet on our plate of worries. In such a world, we encourage diversification and liquidity to help clients weather the coming years.

The Enhanced Trend portfolio was down, up, and down again during the year, losing about 6% in the first quarter, making most of it back to pull to about break-even at mid-year, gaining further in the third quarter to climb into positive territory, and finally dropping by more than 5% in the fourth quarter to end the year down approximately 4%. The performance of the portfolio in the fourth quarter was negatively impacted by all asset classes, as the Everything Rally essentially reversed most major existing trends. The majority of losses were driven by rates, but exposure to commodities also detracted from performance, owing to the geopolitical turmoil and concerns about the oil output levels of major producers around the world. Within currencies, a major setback was the short exposure to the Japanese yen (JPY).

For the year, all asset classes except currencies detracted from performance, as the short JPY postion’s strong gains in the second quarter resulted in positive attribution for the year. The losses in short rates positions were most dramatic in the first quarter (thanks to the sudden banking crisis in March) and fourth quarter, but strong performance in the middle of the year meant that losses in rates for the year were actually less than the losses from commodities and equities. Equity positioning was whipsawed all year, while commodities detracted somewhat in the first quarter, as investors were torn between a hard or soft landing from the rate hikes, and then suffered from the aforementioned significant reversal in the trend in oil prices in the year’s final quarter.

DoubleLine:

For the year 2023, the portfolio’s 9.2% return outperformed the Agg’s 5.5% gain. This year was another rollercoaster ride for U.S. fixed income investors as the 10-year U.S. Treasury yield began the year at 3.87%, sold off to as high as 4.99% in October, and then rallied sharply to end the year almost right back where it started at 3.88%. Many investors forecasted a recession and policy rate cuts from the Federal Reserve—neither of which ever materialized. Several prominent bank failures and geopolitical conflicts were easily brushed off by the market which continued to focus on the forward path of the Federal Reserve’s policy rate.

The primary drivers of the portfolio’s relative outperformance during the year were security selection and asset allocation. In terms of security selection, the Agency MBS held in the Portfolio outperformed the Agency MBS held in the Index during what was a fairly volatile year for this asset class. As for asset allocation, several securitized credit sectors within the portfolio broadly outperformed the credit assets in the Index.

The top-performing sectors in the portfolio were CLOs and high yield corporate credit. CLOs generated large returns as they benefited from high interest income from floating rate coupons and spread compression from a generally resilient US economy. High yield corporate credit also experienced positive returns driven by spread tightening and interest income. The worst-performing sector in the portfolio was asset-backed securities (ABS). These assets underperformed due to investor caution around aviation and student debt in the first half of the year.

Fixed-income yields remain attractive across many sectors, allowing investors to create high-quality, diversified fixed-income portfolios with a yield comparable to the long-run average return of equities. On a go-forward basis, volatility in markets is likely to remain elevated as the probability of a U.S. recession remains high. Interest rates may remain range-bound in the near term as central banks navigate the balancing act between inflation and growth. We favor high quality assets in this environment and continue to utilize paydowns to systematically upgrade the quality of the portfolio’s credit holdings. We favor structured credit over corporate credit as we believe it offers more attractive spread levels while benefiting from structural protections such as credit enhancements.

Fund Summary	25

FPA:

Performance Overview

The portfolio gained approximately 17% for the trailing twelve months, capturing almost 78% of the MSCI ACWI’s gain in the trailing twelve months, outperforming its 70.6% average net risk exposure.1

Below you can see the Fund’s performance along with various relevant indexes.

Net Performance versus Illustrative Indices2

	Q4 2023	Trailing 12-month
iMGP Alternative Strategies Fund	6.59%	17.30%
MSCI ACWI	11.03%	22.20%
S&P 500	11.69%	26.29%
60% MSCI ACWI / 40% Bloomberg US Agg	9.36%	15.37%
60% S&P 500 / 40% Bloomberg US Agg	9.74%	17.67%

Portfolio discussion

The Fund’s net risk exposure declined from 73.2% to 66.8% in 2023, largely due to securities having less favorable risk/reward profiles. We exited five positions in their entirety, and we added eight new positions during the 12-month period ending December 31, 2023.

The Fund’s top five performers contributed 8.16% to its return in the previous twelve months, while its bottom five detracted 1.70%.

Trailing Twelve-Month Contributors and Detractors as of December 31, 20233

Contributors	Perf. Cont.	Avg. % of Port.	Detractors	Perf. Cont.	Avg. % of Port.
Meta Platforms	2.20%	2.1%	McDermott (multiple securities)	-1.10%	1.8%
Alphabet	2.14%	4.3%	Int’l Flavors & Fragrances	-0.35%	1.7%
Holcim	1.45%	2.8%	Signature Bank	-0.09%	0.0%
Rush Enterprises	1.34%	3.0%	Nexon	-0.08%	0.4%
Broadcom	1.03%	1.3%	FirstEnergy	-0.08%	0.8%

	8.16%	13.5%		-1.70%	4.7%

We have not recently discussed the following investments meaningful to the Fund’s trailing twelve-month return.4

Meta saw a welcome recovery in engagement and revenue year-to-date following a tough 2022. The company has continued to offer new solutions that allow advertisers to target customers effectively and efficiently via one of the world’s leading digital platforms. Moreover, operating profits are rising due to an organization-wide focus on improving productivity and accelerating the time to market for new products. However, overall profitability continues to be weighed down by losses in the Reality Labs segment. But, there is positive optionality that Meta will emerge from the AI arms race as one of the leading players in the industry.

Alphabet continued going from strength to strength during 2023 despite concerns that competition may infringe on the company’s dominant position in Search. Thus far, Alphabet has continued to hold its own, and we look forward to seeing how the company incorporates further AI developments across the Alphabet ecosystem. Lastly, we are hopeful that the impending arrival of a new CFO will bring a renewed focus on efficiency—an area where we believe Alphabet has ample room for improvement.

FirstEnergy is an Ohio-based public utility holding company that we purchased in 2020 in the face of a bribery scandal. The company paid fines, and senior management changed as a result; since then, the company has performed well operationally, which has translated into good stock performance. While increasing interest rates in 2023 caused its stock to drop from its highs (along with the Interest Rate Caps), it continues to trade at a substantial discount to its peers and offers a 4.5% dividend yield.

[1]

Risk assets are any assets that are not risk free and generally refers to any financial security or instrument, such as equities, commodities, high-yield bonds, and other financial products that are likely to fluctuate in price. Risk exposure refers to the Fund’s exposure to risk assets as a percent of total assets. The Fund’s net risk exposure as of December 31, 2023 was 66.8%.

[2]

Comparison to the indices is for illustrative purposes only. The Fund does not include outperformance of any index or benchmark in its investment objectives. An investor cannot invest directly in an index.

[3]

Reflects the top five contributors and detractors to the Fund’s performance based on contribution to return for the trailing twelve months (“TTM”). Contribution is presented gross of investment management fees, transactions costs, and Fund operating expenses, which if included, would reduce the returns presented. The information provided does not reflect all positions purchased, sold or recommended by the portfolio management team during the quarter. It should not be assumed that recommendations made in the future will be profitable or will equal the performance of the securities listed.

Past performance is no guarantee, nor is it indicative, of future results.
[4]	The company data and statistics referenced in this section are sourced from company press releases and financial disclosures unless otherwise noted.

26	Litman Gregory Funds Trust

Markets5

A small number of mega-cap companies drove stock prices last year. The “Magnificent Seven” stocks (Apple, Alphabet, Microsoft, Amazon.com, Meta Platforms, Tesla, and Nvidia) ended the year with an aggregate market cap of almost $12 trillion, more than the U.K., Canadian, and Japanese stock markets combined.6 Their 111% return in 2023 accounted for approximately 75% of the 26.3% total return in the S&P 500. The average stock delivered a much lower return, with the equal-weighted S&P 500 gaining just 10.4%.

Today’s less attractive valuations (relative to last year), particularly in the U.S., help explain the Fund’s slightly lower risk exposure. We are grateful to be able to invest broadly, as we believe other parts of the globe currently offer better value.

Global Stock Market Valuations as of December 31, 2023

Price to Earnings Ratio Trailing 12-Month	Price to Book Ratio

While the Contrarian Value Strategy’s equity investments understandably trade more richly compared to year-end 2022, they trade at lower valuations than the Magnificent Seven, MSCI ACWI, and S&P 500, as reflected in the lower Price/Book and Price/Earnings ratios in the following table. But price without quality is like a crewless boat without an anchor, adrift without direction. Instead, we also focus on identifying quality—attractive earnings growth, solid returns on capital, and sound balance sheets—at fair prices. Through that lens, you can see that the Strategy’s equities appear, on average, more attractive.

Contrarian Value Strategy Equity Characteristics vs MSCI ACWI, S&P 500, and Magnificent Seven7

As of 31 December 2023	Price/Earnings 1-Year Forward	Price/Book	3-Year Trailing EPS Growth	3-Year Forward Estimated EPS Growth	Return on Equity	Net Debt/Total Capital
FPA CV Rep Account -	14.7x	1.9x	39%	20%	25%	20%
Long Equity Portfolio
vs. MSCI ACWI	-11%	-33%	120%	71%	76%	-33%
vs. S&P 500	-25%	-58%	115%	38%	34%	-41%
vs. Magnificent [7]	-54%	-50%	7%	-2%	-47%
MSCI ACWI	16.5x	2.8x	18%	12%	14%	29%
S&P 500	19.5x	4.4x	18%	15%	19%	33%
Magnificent [7]	31.8x	3.8x	37%	21%	47%	-17%

[5]	Market data in this section, including the charts, is as of December 31, 2023, and is sourced from Bloomberg and/or Factset unless otherwise noted.
[6]	What I Learned This Week. 13D Research and Strategy. January 11, 2024.
Past performance is no guarantee, nor is it indicative, of future results.
[7]

3-Year Forward Estimated EPS Growth is based on FPA calculations using consensus data from Factset and Bloomberg. Forward Price/Earnings and 3-Year Forward Estimated EPS Growth are estimates and subject to change. Comparison to the S&P 500 and MSCI ACWI Indices is being used as a representation of the “market” and is for illustrative purposes only. Long equity holdings average weight in the CV Rep Account was 63.2% and 65.5% for Q4 2023 and TTM through 12/31/2023, respectively. The long equity statistics shown herein are for illustrative purposes only and may not reflect the impact of material economic or market factors. No representation is being made that any account, product or strategy will or is likely to achieve results similar to those shown. Long equity statistics noted herein do not represent the results that the Fund or an investor can or should expect to receive. Fund shareholders can only purchase and redeem shares at net asset value. Portfolio composition will change due to ongoing management of the Fund.

Past performance is no guarantee, nor is it indicative, of future results.

Fund Summary	27

Cheaper and better should translate into good performance versus the market over time. We believe our time is best spent deliberating about whether the companies in the portfolio and those in consideration will meet our expectations over time rather than trying to ascertain what inflation or interest rates might do, who might win the next election, etc.—focusing on bottoms-up, rather than top-down analyses.

Closing

We have been around long enough not to get so excited about a good year, knowing that a bad year might be just a flip of the calendar away. After one has strung together the good, the bad, and the ugly years, we hope to have delivered good risk-adjusted returns by investing globally in various asset classes. But, as Clint Eastwood’s Blondie character from The Good, the Bad, and the Ugly aptly said, “We’re gonna have to earn it.”

Loomis Sayles:

MARKET CONDITIONS

The bond market finished 2023 with positive total returns, but the favorable end result obscures the elevated volatility that occurred along the way. For most of the year, bonds were under pressure from concerns about persistent inflation and the US Federal Reserve’s (Fed’s) continued interest rate increases. As late as October, the headline US investment-grade bond indexes were in negative territory on a year-to-date basis amid worries that the Fed would have to keep interest rates “higher for longer.”

This backdrop changed considerably in November and December, as the concerns that had weighed on the market throughout 2023 dissipated rapidly. Inflation continued to decline unabated, despite concerns from rising oil prices in the third quarter. In November, the headline Consumer Price Index came in at inflation rates not seen since early 2021. With inflation receding, the markets grew comfortable with the idea that the Fed was finished raising rates. In December, Fed Chairman Jerome Powell added to the upbeat tone with comments suggesting that rate cuts could begin as early as the first half of 2024. Bond prices took another leg higher in response, erasing all of the previous losses and helping the fixed-income market close with solid gains for the full year. Income also made a meaningful contribution to total returns thanks to the increase in yields over the past two years.

PORTFOLIO REVIEW

The portfolio’s positive performance was diversified across several sectors, with the majority generated from investment grade corporate, securitized and high yield corporate. Duration positioning, as well as exposure to bank loans also aided performance, but to a lesser extent.

Investment grade corporate exposure was the largest contributor to performance, as spreads tightened throughout the year. Risk sentiment was generally negative for the year and bond spreads widened during the period. The rally was fueled by the Federal Reserve’s rhetoric again supporting the soft-landing thesis in addition to expectations of future rate cuts, which the market took as more of a normalization of rates policy lower sooner rather than later. The allocation to banking, consumer cyclical and energy names positively impacted performance. The securitized sector was also a main contributor for the period. The ABS, CLO and non-Agency RMBS sectors were particularly additive. After rising above 8% in October, the average 30-year mortgage loan remains below 7%, as the Federal Reserve signaled it is done raising interest rates and will begin lowering them in 2024.

The allocation to high yield credit also contributed significantly to performance for the period. Select exposure to consumer cyclical and non-cyclical, as well as communications helped excess return. Spreads tightened meaningfully, finishing the year at +323, its lowest level since March 2022.

OUTLOOK

US inflation—while still above the Fed’s 2% target—continued to decline from its mid-2022 peak and provided the Fed with enough flexibility in December 2023 to signal the tightening cycle is over. Fed Chair Jerome Powell sent a clear message to investors that he did not want to restrict the economy longer than necessary and stated that interest rate cuts would occur over the next year of 2024. This fueled a bond market rally in the second half of the fourth quarter, which saw the 10-year US Treasury yield fall to 3.88% at year-end after peaking at 4.99% on October 19, 2023. Optimism for Fed cuts and the potential for a soft landing also drove a rally in risk assets. Tighter investment grade and high yield spreads, coupled with declining interest rates, helped to boost fixed income returns, which resulted in positive calendar year returns in most fixed income sectors.

In our view, the credit cycle is firmly in the ‘late cycle’ stage. Monetary policy is in restrictive territory and lending standards have tightened. Up to this point, the US labor market has been resilient and underpinned consumer spending, while corporate fundamentals have remained stable and also have been supportive of economic activity. Looking forward, we believe that economic growth is decelerating. Our base case calls for below trend US growth in 2024, however, we do not anticipate a technical recession of back-to-back quarters with negative gross domestic product (GDP). We expect European economic growth to remain stagnant while economic growth in China is showing signs of bottoming, but continues to remain sluggish. Our view is that the credit cycle is in the late stage, with the resilience of inflation moving into focus. While we may have moved past “peak inflation,” the pace with which inflation recedes from here remains a major question. The yield curve has maintained steep inversion across certain maturities for some time. Historically, this phenomenon has been thought to indicate recession. Timing of a potential downturn, however, remains highly uncertain. As such, we expect the economy to show more signs of recession as 2024 progresses.

28	Litman Gregory Funds Trust

Water Island:

Despite widespread market volatility and a multitude of macroeconomic and geopolitical factors conspiring to keep investor optimism at bay over much of 2023, broader markets sustained a powerful rally into year-end. The market surge began in the days following the Federal Reserve’s (Fed) meeting which took place from October 31 to November 1. Following the conclusion of the meeting, Fed Chair Jerome Powell stated in his press conference that he saw “pretty significant progress” on inflation and noted that wage inflation had “come down significantly.” Powell’s comments turbocharged market optimism, and the projected likelihood of a rate cut by mid-2024 spiked from 50% probability as of November 1 to more than 90% probability by mid-December, according to Bloomberg data.

In our event-driven universe, the primary theme of the year was antitrust review. As we have noted in prior commentary, the event-driven landscape also faced heightened volatility for much of the latter half of 2022 and first half of 2023 due to significant regulatory challenges faced by several mergers and acquisitions (M&A) transactions. Competition reviews by global regulatory agencies including the Department of Justice (DOJ) and Federal Trade Commission (FTC) in the US, the Competition and Markets Authority (CMA) in the UK, and European Commission (EC) in the EU became increasingly fraught as regulators sought to prevent numerous large-scale acquisitions and deals in high profile sectors such as technology and health care. US regulators began seeking to block deals based on legal theories that had theretofore never been used in the US or with little historical precedent—and which seemingly had no basis in current US antitrust laws. While the FTC and DOJ found some success in preventing deals with more traditional antitrust issues (such as the recent loss by JetBlue in its attempt to buy competitor Spirit Airways) and caused some companies to abandon planned tie-ups rather than put up a fight, when forced to go to court with their more novel justifications, the FTC and DOJ often failed. This all came to a head in the second half of 2023, when the FTC lost in court and exhausted all appeals in its attempt to block a high profile vertical merger—Microsoft’s acquisition of Activision—and also withdrew what was widely viewed as a weak lawsuit seeking to block a deal based on concerns about potential future competition (based on theoretical products that not only didn’t yet exist but weren’t even planned) in Amgen’s acquisition of Horizon Therapeutics. Based on our interpretation of antitrust law, we maintained conviction that these deals would get done, and their success supports an assertion that we held throughout the year: despite numerous protracted investigations from current antitrust regulators, existing case law and not politics continues to determine the outcomes of M&A. As these transactions closed and confidence amongst arbitrageurs returned, deal spreads across the merger arbitrage landscape narrowed and our portfolio experienced a strong rebound from what had been a challenging first six months of 2023.

The top performing position in our sleeve of the fund for 2023 was our merger arbitrage investment in the aforementioned acquisition of Activision by Microsoft. In January 2022, Microsoft reached an agreement to acquire Activision Blizzard, a US-based developer and publisher of video game software, for $75.1 billion in cash. The deal was met not just with objections from competitors, including Sony, but also wariness amongst antitrust regulators, which caused ongoing volatility in the deal spread. During Q1 2023, the UK CMA initially signaled a favorable assessment of certain aspects of the transaction, only to block the deal early in Q2 2023 based on concerns about competition in the nascent cloud gaming market—a decision which Microsoft appealed. Furthermore, the FTC took Microsoft to court seeking to block the acquisition in the US. However, not only did the FTC ultimately fail to persuade the judge that the deal would curtail competition, but it also saw its attempt to appeal the court’s decision denied, clearing a path toward approval in the US. With the deal already having received approval in the EU, the CMA agreed to revisit its review and reopen discussions with Microsoft about potential remedies that could satisfy its concerns. In October 2023, the CMA and Microsoft agreed to remedies which addressed the CMA’s previous concerns, included divesting Activision’s rights to cloud gaming in the UK to competitor Ubisoft for at least 15 years, and the deal subsequently closed, leading to gains for the fund. Other top contributors included semiconductor manufacturer Broadcom’s $61.4 billion cash-and-stock acquisition of VMware and the acquisition of oncology biotechnology company Seagen by Pfizer for $46 billion in cash. Both transactions successfully closed in the fourth quarter of 2023 (the Broadcom/VMware deal after a protracted regulatory review process), leading to gains for the fund.

Conversely, the largest detractor in our sleeve of the fund during the year was our position in the failed acquisition of First Horizon Corp by Toronto-Dominion Bank (TD). In February 2022, First Horizon—a regional bank based in Tennessee that operates throughout the Southeast US—agreed to be acquired by TD—a Canada-based multinational banking and financial services corporation—for $13.4 billion in cash. While First Horizon was not directly connected to Silicon Valley Bank, the company’s shares were a casualty of indiscriminate selling across the US regional banking industry following the news of Silicon Valley Bank’s failure. This, combined with an extended regulatory review in Canada as well as rumors of a potential price cut, pressured the deal’s spread. Through the volatility, we opted to maintain exposure to the transaction as mere weeks prior TD had publicly reaffirmed its commitment to the transaction—which, due to First Horizon’s relatively small size, would have been one of very few paths for TD to gain scale via acquisition—and our outlook on the deal fundamentals had not changed. As the regional banking crisis continued to unfold, leading to the additional failures of Signature Bank and First Republic, volatility in First Horizon shares escalated. Eventually, in May 2023, when no progress had been made on the antitrust review front, First Horizon and TD mutually agreed to terminate the merger due to “uncertainty” as to when the deal might gain the lagging regulatory approvals. We sought to unwind our position in an orderly fashion, and while we were able to recuperate some of the initial losses incurred in the immediate aftermath of the deal break, the position was nonetheless a detractor from returns overall. Other top detractors included two additional broken deals: investment company Standard General’s attempt to acquire Tegna, an operator of broadcast television stations, for $5.3 billion in cash and the attempted $4.0 billion all-cash merger of two electric utility companies, PNM Resources operating in New Mexico and Texas and Avangrid operating in New England and New York. Each of these deals failed to receive necessary regulatory approvals, with the US Federal Communications Commission (FCC) serving as the obstacle to the Tegna/Standard General transaction and the PNM/Avangrid deal facing objections from New Mexico’s utility regulator.

While the market for newly announced M&A activity was admittedly somewhat tepid for much of 2023, with total deal volume for the calendar year reaching its lowest level in a decade according to Bloomberg data, M&A began to show signs of a revival in the latter half of

Fund Summary	29

the year. Perhaps emboldened by the courtroom successes of the likes of Microsoft, Q4 bore witness to the announcement of two of the largest transactions of 2023, both in the energy sector—Exxon’s $68 billion acquisition of Pioneer Natural Resources and Chevron’s $59 billion acquisition of Hess. Furthermore, a flurry of activity in the final three months of the year resulted in a strong fourth quarter—the only quarter of 2023 to experience a year-over-year increase in M&A activity. We believe the calming of inflation and increased clarity around the future direction of interest rates, the regulatory climate, and previously cloudy economic forecasts may have initiated a return of boardroom confidence, and we expect the acceleration in consolidation activity to continue in the year ahead. There are motivated strategic acquirers with strong balance sheets waiting in the wings, looking to take advantage of dislocated target valuations. Furthermore, private equity (PE) firms remain extremely acquisitive—in 2023, the level of take-private transactions reached its highest since 2010, and PE firms are still sitting on nearly $3 trillion in dry powder, including an estimated $1 trillion earmarked for buyouts.

Looking forward, despite increasing clarity on some fronts, we anticipate geopolitics and the upcoming election year to drive several bouts of market volatility in the year ahead. With that in mind, we expect to concentrate the portfolio on hard catalyst investments, which typically benefit from more definitive timelines and outcomes. We intend to pair select credit-based event opportunities with a core focus of merger arbitrage, where deal spreads continue to be compelling, while remaining steadfast in our commitment to stringent risk management.

Strategy Allocations

The current allocations, reflecting the DoubleLine tactical overweight of 7% are 27% to DoubleLine, 17% each to DBi and Water Island, 15% to Loomis Sayles, 13% to Blackstone Credit Systematic Group, and 11% to FPA. (The fund’s strategic targets are: 20% each to DBi and DoubleLine, 18% to Water Island, 15% each to Blackstone Credit Systematic Group and Loomis Sayles, and 12% to FPA.) We use the fund’s daily cash flows to bring the manager allocations toward their targets when differences in shorter-term relative performance cause divergences.

Sub-Advisor Portfolio Composition as of December 31, 2023

Blackstone Credit Systematic Group (DCI) Long-Short Credit Strategy

Bond Portfolio Top Five Sector Exposures

Consumer Discretionary	16.9%
High Tech	12.9%
Energy	12.0%
Investment Vehicles/REITs	7.8%
General	6.8%

CDS Portfolio Statistics

	Long	Short
Number of Issuers	73	70
Average Credit Duration	4.4	4.4
Spread	129 bps	120 bps

DBi Enhanced Trend Strategy

Asset Class Exposures (Notional)

Commodities	-1.8%
Currencies	-8.9%
Equities	17.2%
Rates	-31.9%

DoubleLine Opportunistic Income Strategy

Sector Exposures

Cash	-3.1%
Government	2.0%
Agency IO/Inverse IO	11.5%
Agency CMO	0.5%
Agency PO	0.5%
Non-Agency Residential MBS	37.2%
Commercial MBS	16.0%
Collateralized Loan Obligations	17.0%
ABS	5.3%
Bank Loan	4.1%
Emerging Markets	7.4%
HY/Other	1.6%

TOTAL	100.0%

FPA Contrarian Opportunity Strategy

Asset Class Exposures

U.S. Stocks	37.0%
Foreign Stocks	18.1%
Bonds	8.9%
Limited Partnerships	2.2%
Other	0.5%
Cash	33.3%

TOTAL	100.0%

Loomis Sayles Absolute Return Strategy

Strategy Exposures

	Long Total	Short Total	Net Exposure
Securitized	31.6%	0.0%	31.6%
Investment-Grade Corp.	18.1%	0.0%	18.1%
High-Yield Corporate	22.7%	-0.3%	22.4%
Convertibles	5.5%	0.0%	5.5%
Dividend Equity	3.9%	-0.1%	3.8%
Bank Loans	3.9%	-0.5%	3.4%
Emerging Market	3.2%	0.0%	3.2%
Global Rates	4.0%	0.0%	4.0%
Currency	0.0%	-1.8%	-1.8%
Subtotal	92.9%	-2.7%	90.2%
Cash & Equivalents	7.2%	0.0%	7.2%

Water Island Arbitrage and Event-Driven Strategy

Sub-Strategy Exposures

	Long	Short	Net
Merger Arbitrage – Equity	85.4%	-14.9%	70.5%
Merger Arbitrage – Credit	0.0%	0.0%	0.0%
Total Merger-Related	85.4%	-14.9%	70.5%
Special Situations – Equity	0.9%	0.0%	0.9%
Special Situations – Credit	4.9%	0.0%	4.9%
Total Special Situations	5.8%	0.0%	5.8%

Total	91.2%	-14.9%	76.3%

30	Litman Gregory Funds Trust

iMGP Alternative Strategies Fund Value of Hypothetical $100,000

The value of a hypothetical $100,000 investment in the iMGP Alternative Strategies Fund from September 30, 2011 to December 31, 2023 compared with the ICE BofA US 3-Month Treasury Bill, Morningstar Multistrategy Category and Bloomberg US Agg Bond Index.

The hypothetical $100,000 investment at fund inception includes changes due to share price and reinvestment of dividends and capital gains. The chart does not imply future performance. Indexes are unmanaged, do not incur fees, expenses or taxes, and cannot be invested in directly.

Performance quoted does not include a deduction for taxes that a shareholder would pay on the redemption of fund shares.

Fund Summary	31

iMGP Alternative Strategies Fund

CONSOLIDATED SCHEDULE OF INVESTMENTS IN SECURITIES at December 31, 2023

Shares		Value

COMMON STOCKS: 20.9%

Communication Services: 2.2%
303,882	Adevinta ASA*	$3,373,098
15,951	Alphabet, Inc. - Class A*	2,228,195
10,281	Alphabet, Inc. - Class C*	1,448,901
114,390	Altegrity, Inc.*(a)	266,529
32,224	Altice USA, Inc. - Class A*	104,728
120,875	Bollore SE	756,039
2,844	Charter Communications, Inc. - Class A*	1,105,406
48,890	Cineplex, Inc.*	309,901
52,221	Comcast Corp. - Class A	2,289,891
17,274	iHeartMedia, Inc. - Class A*	46,122
7,988	Intelsat SA*	229,655
5,437	Meta Platforms, Inc. - Class A*	1,924,480
619	Netflix, Inc.*	301,379
17,242	Nexon Co. Ltd.	314,420
11,768	Nintendo Co. Ltd.	614,603

		15,313,347

Consumer Discretionary: 1.8%
13,157	Alibaba Group Holding Ltd.	127,339
8,322	Amazon.com, Inc.*	1,264,445
17,874	Bluegreen Vacations Holding Corp.	1,342,695
76,520	Capri Holdings Ltd.*	3,844,365
11,000	CarMax, Inc.*	844,140
4,380	Cie Financiere Richemont SA - Class A	603,194
3,990	Delivery Hero SE*(b)	110,373
11,090	Entain PLC	140,467
125	Home Depot, Inc.	43,319
4,670	Just Eat Takeaway.com NV*(b)	71,187
2,909	Marriott International, Inc. - Class A	656,008
20,850	Prosus NV	622,305
252,231	Rover Group, Inc.*	2,744,273
463	Starbucks Corp.	44,453

		12,458,563

Consumer Staples: 1.8%
137,378	Albertsons Cos., Inc. - Class A	3,159,694
1,060	Coca-Cola Co.	62,466
76	Costco Wholesale Corp.	50,166
15,184	Heineken Holding NV	1,286,441
5,970	Herbalife Ltd.*	91,102
29,230	JDE Peet’s NV	787,555
1,163	Orion Corp.	104,841
316	Procter & Gamble Co.	46,307
303,445	Sovos Brands, Inc.*(c)	6,684,893
236	Walmart, Inc.	37,205

		12,310,670

Energy: 2.3%
17,247	Battalion Oil Corp.*	165,744
4,665	Canadian Natural Resources Ltd.	305,651
2,409	Diamondback Energy, Inc.	373,588
145,988	Euronav NV	2,567,929
1,750	Gulfport Energy Corp.*	233,100
35,285	Hess Corp.(c)	5,086,685
38,060	Kinder Morgan, Inc.	671,378
27,878	Pioneer Natural Resources Co.(c)	6,269,205
899	Williams Cos., Inc.	31,312

		15,704,592

Shares		Value

Financials: 1.1%
4,358	American International Group, Inc.	$295,254
3,905	Aon PLC - Class A	1,136,433
22	BlackRock, Inc.	17,860
32,190	Citigroup, Inc.	1,655,854
60,800	Fast Sponsor Capital*(a)	60,800
4,990	Groupe Bruxelles Lambert NV	393,077
17,220	Jefferies Financial Group, Inc.	695,860
233	JPMorgan Chase & Co.	39,633
1,498	LPL Financial Holdings, Inc.	340,975
57	MasterCard, Inc. - Class A	24,311
182	Morgan Stanley	16,971
5,128	NCR Atleos Corp.*	124,559
352,929	Network International Holdings PLC*(b)	1,752,665
776	PowerUp Acquisition Corp.*	8,850
25,290	Wells Fargo & Co.	1,244,774

		7,807,876

Health Care: 4.4%
415	Abbott Laboratories	45,679
1,387	AbbVie, Inc.	214,943
47,716	Albireo Pharma, Inc.*	110,949
60,863	Amedisys, Inc.*(c)	5,785,637
15,111	Bayer AG	562,076
5	Biote Corp. - Class A*	25
747	Bristol-Myers Squibb Co.	38,329
57,645	Cerevel Therapeutics Holdings, Inc.*(c)	2,444,148
54,961	CinCor Pharma, Inc.*	182,322
213,778	Concert Pharmaceuticals, Inc.*	85,490
51,371	Dechra Pharmaceuticals PLC	2,524,933
126	Elevance Health, Inc.	59,417
8,428	Envision Healthcare Corp.*	71,638
13	Eurofins Scientific SE	848
1,692	ICON PLC*	478,954
91,174	Icosavax, Inc.*	1,436,902
96,679	ImmunoGen, Inc.*(c)	2,866,532
254	Johnson & Johnson	39,812
8,667	Karuna Therapeutics, Inc.*	2,743,192
273	Merck & Co., Inc.	29,762
38,636	Mirati Therapeutics, Inc.*	2,269,865
233,824	Olink Holding AB - ADR*	5,880,674
35,666	Orchard Therapeutics PLC - ADR*	586,706
22,388	RayzeBio, Inc.*	1,391,862
52	Thermo Fisher Scientific, Inc.	27,601
84	UnitedHealth Group, Inc.	44,224

		29,922,520

Industrials: 2.4%
62,194	Applus Services SA	687,897
95	Deere & Co.	37,988
221	Emerson Electric Co.	21,510
395	Fastenal Co.	25,584
5,050	Ferguson PLC	975,004
42,800	Hawaiian Holdings, Inc.*	607,760
1	Hornbeck Offshore Services, Inc.*	50
9,620	Howmet Aerospace, Inc.	520,634
44,783	Kloeckner & Co. SE	475,510
10,350	LG Corp.	690,321
145	Lockheed Martin Corp.	65,720
538,442	McDermott International Ltd.*	48,460
645,855	McDermott International, Inc.*	58,127
35,479	PGT Innovations, Inc.*	1,443,995
124,401	Resolute Forest Products, Inc.*	191,155

The accompanying notes are an integral part of these financial statements.

32	Litman Gregory Funds Trust

iMGP Alternative Strategies Fund

CONSOLIDATED SCHEDULE OF INVESTMENTS IN SECURITIES at December 31, 2023 (Continued)

Shares		Value

COMMON STOCKS (CONTINUED)

Industrials (continued)
43,204	Rush Enterprises, Inc. - Class A	$2,173,161
5,760	Safran SA	1,015,896
5,030	Samsung C&T Corp.	505,773
73,657	Smart Metering Systems PLC	882,087
17,500	Sound Holding FP*(a)	357,822
32,810	SP Plus Corp.*(c)	1,681,512
62,055	Textainer Group Holdings Ltd.	3,053,106
7,870	Uber Technologies, Inc.*	484,556
150	Union Pacific Corp.	36,843
312	United Parcel Service, Inc. - Class B	49,056
4,240	Westinghouse Air Brake Technologies Corp.	538,056

		16,627,583

Information Technology: 2.7%
26	Accenture PLC - Class A	9,124
59,943	Alteryx, Inc. - Class A*	2,826,912
10,530	Analog Devices, Inc.	2,090,837
777	Apple, Inc.	149,596
814	Broadcom, Inc.	908,627
303	Cisco Systems, Inc.	15,308
22,138	Contra Abiomed, Inc.*	38,741
549	Microchip Technology, Inc.	49,509
154	Microsoft Corp.	57,910
7,270	NCR Voyix Corp.*	122,936
3,773	NXP Semiconductors NV	866,583
1,167	QUALCOMM, Inc.	168,783
6,102	Riverbed Technology, Inc.*	793
32,060	Silicon Motion Technology Corp. - ADR	1,964,316
46,051	Splunk, Inc.*	7,015,870
13,530	TE Connectivity Ltd.	1,900,965

		18,186,810

Materials: 1.1%
110,543	Cemex SAB de CV - ADR*	856,708
180,860	Glencore PLC	1,087,793
88	Heidelberg Materials AG	7,878
29,940	Holcim AG	2,351,742
18,780	International Flavors & Fragrances, Inc.	1,520,617
58	Linde PLC	23,821
878	Newmont Corp.	36,340
116	Packaging Corp. of America	18,897
28,755	U.S. Steel Corp.	1,398,931

		7,302,727

Real Estate: 0.8%
199	American Tower Corp. - REIT	42,960
3,007	Crown Castle, Inc. - REIT(c)	346,376
15,110	Douglas Emmett, Inc. - REIT	219,095
94,079	Spirit Realty Capital, Inc. - REIT	4,110,311
28,655	Swire Pacific Ltd. - Class A	242,485
6,120	Vornado Realty Trust - REIT	172,890

		5,134,117

Special Purpose Acquisition Companies: 0.0%
3,818	Bright Bidco BV*	2,482
6,266	Pershing Square Tontine Holdings Ltd.*	0

		2,482

Shares		Value

Utilities: 0.3%
284	Duke Energy Corp.	$27,559
16,210	FirstEnergy Corp.	594,259
5,210	PG&E Corp.	93,936
25,653	PNM Resources, Inc.	1,067,165

		1,782,919

TOTAL COMMON STOCKS (Cost $126,829,084)		142,554,206

RIGHTS/WARRANTS: 0.0%
186	Alpha Partners Technology Merger Corp. (Expiration date 03/31/28)*	11
243	American Oncology Network, Inc. (Expiration date 09/20/28)*	49
5,560	Atlantic Coastal Acquisition Corp. (Expiration date 12/31/27)*	145
2,542	Atlantic Coastal Acquisition Corp. II (Expiration date 06/02/23)*	76
3,595	BigBear.ai Holdings, Inc. (Expiration date 12/31/28)*	1,216
14,913	BurTech Acquisition Corp. (Expiration date 12/18/26)*	1,342
1,663	Churchill Capital Corp. VII (Expiration date 02/29/28)*	272
2,337	DHC Acquisition Corp. (Expiration date 12/31/27)*	41
4,634	Disruptive Acquisition Corp. I (Expiration date 03/06/26)*	162
2,253	ECARX Holdings, Inc. (Expiration date 12/21/27)*	72
5,576	Electriq Power Holdings, Inc. (Expiration date 07/31/28)*	6
6,951	Flame Acquisition Corp. (Expiration date 12/31/28)*	13,416
870	Global Partner Acquisition Corp. II (Expiration date 12/31/27)*	0
4,634	Golden Arrow Merger Corp. (Expiration date 07/31/26)*	603
1,333	Heliogen, Inc. (Expiration date 12/30/26)*	13
11	Hornbeck Offshore Services, Inc. (Expiration date 04/09/30)*	550
389	Hornbeck Offshore Services, Inc. (Expiration date 04/09/30)*	11,670
4,176	Landcadia Holdings IV, Inc. (Expiration date 03/29/28)*	219
4,247	MariaDB PLC (Expiration date 12/16/27)*	181
2,489	Metals Acquisition Ltd. (Expiration date 06/16/28)*	4,256
2,915	NioCorp Developments Ltd. (Expiration date 03/17/28)*	1,545
1,238	Northern Star Investment Corp. III (Expiration date 02/25/28)*	21
956	Northern Star Investment Corp. IV (Expiration date 12/31/27)*	24
1,567	Pershing Square Holdings Ltd. (Expiration date 09/23/2033)*	0
2,615	Plum Acquisition Corp. I (Expiration date 12/31/28)*	340

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	33

iMGP Alternative Strategies Fund

CONSOLIDATED SCHEDULE OF INVESTMENTS IN SECURITIES at December 31, 2023 (Continued)

Shares		Value

RIGHTS/WARRANTS (CONTINUED)
145	Prenetics Global Ltd. (Expiration date 05/17/27)*	$1
1,039	Ross Acquisition Corp. II (Expiration date 02/12/26)*	58
2,409	Slam Corp. (Expiration date 12/31/27)*	470
367	Swvl Holdings Corp. (Expiration date 03/31/27)*	2
4,445	Twelve Seas Investment Co. II (Expiration date 03/02/28)*	167

TOTAL RIGHTS/WARRANTS (Cost $195,275)		36,928

PREFERRED STOCKS: 0.0%

Energy: 0.0%
	El Paso Energy Capital Trust I
528	4.750%, 03/31/2028	24,869
	Gulfport Energy Corp. - Cash 10.000% + PIK Rate 15.000%
18	10.000%, 01/29/2024*(a)(e)(f)	14,919

		39,788

Industrials: 0.0%
	Clarivate PLC - Series A
5,714	5.250%, 06/01/2024	218,846
	Element Commercial Aviation
170	0.000%,(a)	0
	McDermott International, Inc. - (Preference Shares)
349	0.000%,*(a)	39,652

		258,498

TOTAL PREFERRED STOCKS (Cost $2,245,781)		298,286

Principal Amount^

ASSET-BACKED SECURITIES: 12.8%
	510 Asset-Backed Trust
$237,547	Series 2021-NPL1-A1 2.240%, 06/25/2061(b)(g)	226,540
	Aaset Trust
301,560	Series 2021-1A-A 2.950%, 11/16/2041(b)	270,684
	Accelerated Assets LLC
72,054	Series 2018-1-B 4.510%, 12/02/2033(b)	70,299
	Affirm Asset Securitization Trust
850,000	Series 2023-A-D 9.090%, 01/18/2028(b)	858,169
110,000	Series 2023-B-A 6.820%, 09/15/2028(b)	112,010
	AGL CLO 3 Ltd.
470,000	Series 2020-3A-D 8.956%, 01/15/2033(b)(h) 3 mo. USD Term SOFR + 3.562%	462,071

Principal Amount^		Value
	AIM Aviation Finance Ltd.
$ 637,452	Series 2015-1A-B1 5.072%, 02/15/2040(b)(g)	$136,150
	AMSR Trust
1,800,000	Series 2020-SFR5-G 4.112%, 11/17/2037(b)	1,671,927
5,000,000	Series 2021-SFR1-G 4.612%, 06/17/2038(b)(i)	4,212,196
	Apidos CLO XX Ltd.
265,000	Series 2015-20A-BRR 7.606%, 07/16/2031(b)(h) 3 mo. USD Term SOFR + 2.212%	264,607
	Apidos CLO XXIV Ltd.
1,000,000	Series 2016-24A-DR 11.477%, 10/20/2030(b)(h) 3 mo. USD Term SOFR + 6.062%	967,971
	Applebee’s Funding LLC/IHOP Funding LLC
265,000	Series 2023-1A-A2 7.824%, 03/05/2053(b)	272,763
	Arbor Realty Commercial Real Estate Notes CLO Ltd.
1,000,000	Series 2021-FL1-C 7.476%, 12/15/2035(b)(h) 1 mo. USD Term SOFR + 2.114%	980,778
	ARES LX CLO Ltd.
500,000	Series 2021-60A-D 8.607%, 07/18/2034(b)(h) 3 mo. USD Term SOFR + 3.212%	494,882
	Avis Budget Rental Car Funding AESOP LLC
355,000	Series 2020-2A-C 4.250%, 02/20/2027(b)	337,823
	Bain Capital Credit CLO Ltd.
500,000	Series 2021-2A-D 8.806%, 07/16/2034(b)(h) 3 mo. USD Term SOFR + 3.412%	493,141
	Barings CLO Ltd.
500,000	Series 2018-4A-E 11.476%, 10/15/2030(b)(h) 3 mo. USD Term SOFR + 6.082%	485,246
	BHG Securitization Trust
545,000	Series 2022-A-B 2.700%, 02/20/2035(b)	504,633
	Blackbird Capital Aircraft Lease Securitization Ltd.
169,108	Series 2016-1A-A 4.213%, 12/16/2041(b)(g)	159,559
	Blue Stream Issuer LLC
1,000,000	Series 2023-1A-C 8.898%, 05/20/2053(b)	939,781
	Bristol Park CLO Ltd.
260,000	Series 2016-1A-CR 7.606%, 04/15/2029(b)(h) 3 mo. USD Term SOFR + 2.212%	259,865
	Buttermilk Park CLO Ltd.
750,000	Series 2018-1A-E 11.406%, 10/15/2031(b)(h) 3 mo. USD Term SOFR + 6.012%	714,025
	Canyon Capital CLO Ltd.
1,000,000	Series 2016-1A-ER 11.406%, 07/15/2031(b)(h) 3 mo. USD Term SOFR + 6.012%	941,568

The accompanying notes are an integral part of these financial statements.

34	Litman Gregory Funds Trust

iMGP Alternative Strategies Fund

CONSOLIDATED SCHEDULE OF INVESTMENTS IN SECURITIES at December 31, 2023 (Continued)

Principal Amount^		Value

ASSET-BACKED SECURITIES (CONTINUED)
	Canyon Capital CLO Ltd. (Continued)
$ 500,000	Series 2018-1A-E 11.406%, 07/15/2031(b)(h) 3 mo. USD Term SOFR + 6.012%	$475,741
1,000,000	Series 2021-4A-E 11.956%, 10/15/2034(b)(h) 3 mo. USD Term SOFR + 6.562%	956,079
	Carlyle Global Market Strategies CLO Ltd.
500,000	Series 2014-2RA-D 10.991%, 05/15/2031(b)(h) 3 mo. USD Term SOFR + 5.612%	466,676
	Carlyle U.S. CLO Ltd.
500,000	Series 2021-1A-D 11.656%, 04/15/2034(b)(h) 3 mo. USD Term SOFR + 6.262%	490,041
	Carvana Auto Receivables Trust
3,000	Series 2021-N1-R 0.000%, 01/10/2028(b)(d)	359,086
136,489	Series 2021-N4-D 2.300%, 09/11/2028	130,985
	Castlelake Aircraft Securitization Trust
4,135,144	Series 2018-1-C 6.625%, 06/15/2043(b)	1,571,644
	Castlelake Aircraft Structured Trust
3,000,000	Series 2019-1A-E 0.000%, 04/15/2039(b)(d)	67,500
	Catskill Park CLO Ltd.
1,000,000	Series 2017-1A-D 11.677%, 04/20/2029(b)(h) 3 mo. USD Term SOFR + 6.262%	967,153
	Chenango Park CLO Ltd.
500,000	Series 2018-1A-D 11.456%, 04/15/2030(b)(h) 3 mo. USD Term SOFR + 6.062%	446,732
	CIFC Funding CLO Ltd.
205,000	Series 2013-2A-A3LR 7.607%, 10/18/2030(b)(h) 3 mo. USD Term SOFR + 2.212%	204,239
500,000	Series 2017-4A-D 11.760%, 10/24/2030(b)(h) 3 mo. USD Term SOFR + 6.362%	491,368
500,000	Series 2019-3A-DR 12.456%, 10/16/2034(b)(h) 3 mo. USD Term SOFR + 7.062%	504,987
	College Ave Student Loans LLC
89,467	Series 2021-A-D 4.120%, 07/25/2051(b)	82,286
	Cologix Data Centers U.S. Issuer LLC
1,500,000	Series 2021-1A-C 5.990%, 12/26/2051(b)	1,252,490
	Cook Park CLO Ltd.
1,000,000	Series 2018-1A-E 11.064%, 04/17/2030(b)(h) 3 mo. USD Term SOFR + 5.662%	870,441
	CoreVest American Finance Ltd.
305,000	Series 2020-4-C 2.250%, 12/15/2052(b)	252,499

Principal Amount^		Value
	CSAB Mortgage-Backed Trust
$ 1,857,684	Series 2006-2-A6B 6.200%, 09/25/2036(g)	$140,727
	Dryden 40 Senior Loan Fund CLO
1,000,000	Series 2015-40A-ER 11.391%, 08/15/2031(b)(h) 3 mo. USD Term SOFR + 6.012%	879,429
	Dryden 45 Senior Loan Fund CLO
275,000	Series 2016-45A-ER 11.506%, 10/15/2030(b)(h) 3 mo. USD Term SOFR + 6.112%	256,234
	Dryden 55 CLO Ltd.
500,000	Series 2018-55A-F 12.856%, 04/15/2031(b)(h) 3 mo. USD Term SOFR + 7.462%	400,932
	Education Funding Trust
228,530	Series 2020-A-A 2.790%, 07/25/2041(b)	211,414
	Elevation CLO Ltd.
500,000	Series 2021-14A-C 7.977%, 10/20/2034(b)(h) 3 mo. USD Term SOFR + 2.562%	496,267
	Exeter Automobile Receivables Trust
100,000	Series 2023-2A-D 6.320%, 08/15/2029	100,954
	Fillmore Park CLO Ltd.
500,000	Series 2018-1A-E 11.056%, 07/15/2030(b)(h) 3 mo. USD Term SOFR + 5.662%	482,369
	FirstKey Homes Trust
1,010,000	Series 2020-SFR2-F1 3.017%, 10/19/2037(b)	939,730
	FMC GMSR Issuer Trust
1,900,000	Series 2021-GT1-B 4.360%, 07/25/2026(b)(i)	1,536,440
2,500,000	Series 2021-GT2-B 4.440%, 10/25/2026(b)(i)	2,015,910
	Frontier Issuer LLC
495,000	Series 2023-1-A2 6.600%, 08/20/2053(b)	494,243
	Galaxy XIX CLO Ltd.
1,000,000	Series 2015-19A-D1R 12.190%, 07/24/2030(b)(h) 3 mo. USD Term SOFR + 6.792%	966,588
	Gilbert Park CLO Ltd.
500,000	Series 2017-1A-E 12.056%, 10/15/2030(b)(h) 3 mo. USD Term SOFR + 6.662%	483,229
	GITSIT Mortgage Loan Trust
88,321	Series 2023-NPL1-A1 8.353%, 05/25/2053(b)(g)	89,875
	GLS Auto Receivables Issuer Trust
1,000,000	Series 2021-4A-E 4.430%, 10/16/2028(b)	918,659
100,000	Series 2023-2A-D 6.310%, 03/15/2029(b)	100,946
	Greystone CRE Notes Ltd.
355,000	Series 2021-HC2-A 7.276%, 12/15/2039(b)(h) 1 mo. USD Term SOFR + 1.914%	353,246

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	35

iMGP Alternative Strategies Fund

CONSOLIDATED SCHEDULE OF INVESTMENTS IN SECURITIES at December 31, 2023 (Continued)

Principal Amount^		Value

ASSET-BACKED SECURITIES (CONTINUED)
	GSAA Home Equity Trust
$ 531,406	Series 2006-10-AF5 6.948%, 06/25/2036(g)	$141,355
	Hayfin U.S. XII Ltd.
300,000	Series 2020-12A-D 9.837%, 01/20/2034(b)(h) 3 mo. USD Term SOFR + 4.422%	300,248
	Hertz Vehicle Financing III LLC
357,000	Series 2022-1A-D 4.850%, 06/25/2026(b)	338,608
183,000	Series 2022-3A-D 6.310%, 03/25/2025(b)	182,202
	Hertz Vehicle Financing LLC
270,000	Series 2022-4A-D 6.560%, 09/25/2026(b)	261,066
	Highbridge Loan Management CLO Ltd.
500,000	Series 2013-2A-DR 12.277%, 10/20/2029(b)(h) 3 mo. USD Term SOFR + 6.862%	470,041
	Hilton Grand Vacations Trust
39,324	Series 2018-AA-C 4.000%, 02/25/2032(b)	38,099
	Kestrel Aircraft Funding Ltd.
329,123	Series 2018-1A-A 4.250%, 12/15/2038(b)	290,863
	LCM CLO 26 Ltd.
500,000	Series 26A-E 10.977%, 01/20/2031(b)(h) 3 mo. USD Term SOFR + 5.562%	380,894
	LCM CLO XVII LP
1,000,000	Series 17A-ER 11.656%, 10/15/2031(b)(h) 3 mo. USD Term SOFR + 6.262%	760,517
	LCM CLO XX LP
500,000	Series 20A-ER 11.127%, 10/20/2027(b)(h) 3 mo. USD Term SOFR + 5.712%	505,000
	LCM Loan Income Fund I Income Note Issuer CLO Ltd.
500,000	Series 27A-E 11.256%, 07/16/2031(b)(h) 3 mo. USD Term SOFR + 5.862%	411,508
	Lehman XS Trust
1,791,939	Series 2005-6-3A3A 6.260%, 11/25/2035(g)	797,178
	Madison Park Funding CLO XLV Ltd.
500,000	Series 2020-45A-ER 12.006%, 07/15/2034(b)(h) 3 mo. USD Term SOFR + 6.612%	500,726
	Madison Park Funding CLO XXVI Ltd.
445,000	Series 2017-26A-DR 8.652%, 07/29/2030(b)(h) 3 mo. USD Term SOFR + 3.262%	447,255
	Madison Park Funding CLO XXXVIII Ltd.
500,000	Series 2021-38A-E 11.664%, 07/17/2034(b)(h) 3 mo. USD Term SOFR + 6.262%	495,922

Principal Amount^		Value
	MAPS Ltd.
$ 281,278	Series 2018-1A-A 4.212%, 05/15/2043(b)	$252,491
107,747	Series 2019-1A-A 4.458%, 03/15/2044(b)	97,557
	Marble Point CLO XII Ltd.
500,000	Series 2018-1A-D 8.656%, 07/16/2031(b)(h) 3 mo. USD Term SOFR + 3.262%	457,471
	Marlette Funding Trust
125,000	Series 2023-4A-B 8.150%, 12/15/2033(b)	128,862
	MetroNet Infrastructure Issuer LLC
887,000	Series 2023-1A-B 8.010%, 04/20/2053(b)	884,614
	Milos CLO Ltd.
500,000	Series 2017-1A-ER 11.827%, 10/20/2030(b)(h) 3 mo. USD Term SOFR + 6.412%	486,584
	Mosaic Solar Loans LLC
786,714	Series 2017-2A-B 4.770%, 06/22/2043(b)	718,246
	MP CLO III Ltd.
500,000	Series 2013-1A-CR 7.677%, 10/20/2030(b)(h) 3 mo. USD Term SOFR + 2.262%	498,061
	MVW LLC
27,291	Series 2020-1A-C 4.210%, 10/20/2037(b)	26,235
197,070	Series 2021-1WA-D 3.170%, 01/22/2041(b)	177,222
	MVW Owner Trust
28,222	Series 2019-1A-C 3.330%, 11/20/2036(b)	26,988
	Myers Park CLO Ltd.
1,000,000	Series 2018-1A-E 11.177%, 10/20/2030(b)(h) 3 mo. USD Term SOFR + 5.762%	952,313
	Navient Private Education Refi Loan Trust
235,075	Series 2018-A-B 3.680%, 02/18/2042(b)	225,956
855,000	Series 2019-FA-B 3.120%, 08/15/2068(b)	713,076
180,000	Series 2019-GA-B 3.080%, 10/15/2068(b)	149,494
320,000	Series 2020-FA-B 2.690%, 07/15/2069(b)	259,420
	Neuberger Berman CLO XVI-S Ltd.
500,000	Series 2017-16SA-ER 11.906%, 04/15/2034(b)(h) 3 mo. USD Term SOFR + 6.512%	494,561
	Neuberger Berman Loan Advisers CLO 24 Ltd.
1,000,000	Series 2017-24A-E 11.678%, 04/19/2030(b)(h) 3 mo. USD Term SOFR + 6.282%	1,009,964
	Neuberger Berman Loan Advisers CLO 26 Ltd.
1,000,000	Series 2017-26A-INC 0.000%, 10/18/2030(b)(d)(i)	404,080

The accompanying notes are an integral part of these financial statements.

36	Litman Gregory Funds Trust

iMGP Alternative Strategies Fund

CONSOLIDATED SCHEDULE OF INVESTMENTS IN SECURITIES at December 31, 2023 (Continued)

Principal Amount^		Value

ASSET-BACKED SECURITIES (CONTINUED)
	Neuberger Berman Loan Advisers CLO 37 Ltd.
$ 500,000	Series 2020-37A-ER 11.427%, 07/20/2031(b)(h) 3 mo. USD Term SOFR + 6.012%	$502,012
	Ocean Trails CLO V
700,000	Series 2014-5A-DRR 9.105%, 10/13/2031(b)(h) 3 mo. USD Term SOFR + 3.712%	645,986
	Octagon Investment Partners CLO 26 Ltd.
1,000,000	Series 2016-1A-FR 13.746%, 07/15/2030(b)(h) 3 mo. USD Term SOFR + 8.352%	742,592
	Octagon Investment Partners CLO 29 Ltd.
500,000	Series 2016-1A-DR 8.760%, 01/24/2033(b)(h) 3 mo. USD Term SOFR + 3.362%	482,543
1,000,000	Series 2016-1A-ER 12.910%, 01/24/2033(b)(h) 3 mo. USD Term SOFR + 7.512%	960,091
	Octagon Investment Partners CLO 39 Ltd.
275,000	Series 2018-3A-E 11.427%, 10/20/2030(b)(h) 3 mo. USD Term SOFR + 6.012%	260,781
	Octagon Investment Partners CLO 40 Ltd.
500,000	Series 2019-1A-ER 12.677%, 01/20/2035(b)(h) 3 mo. USD Term SOFR + 7.262%	466,837
	Octagon Investment Partners CLO XVI Ltd.
1,000,000	Series 2013-1A-ER 11.414%, 07/17/2030(b)(h) 3 mo. USD Term SOFR + 6.012%	897,973
1,500,000	Series 2013-1A-SUB 0.000%, 07/17/2030(b)(d)(i)	120,344
	Octagon Investment Partners CLO XXI Ltd.
500,000	Series 2014-1A-DRR 12.639%, 02/14/2031(b)(h) 3 mo. USD Term SOFR + 7.262%	485,983
	OHA Credit Funding CLO 5 Ltd.
475,000	Series 2020-5A-C 7.657%, 04/18/2033(b)(h) 3 mo. USD Term SOFR + 2.262%	473,943
	OneMain Financial Issuance Trust
265,000	Series 2020-2A-C 2.760%, 09/14/2035(b)	236,742
	Pagaya AI Debt Selection Trust
800,000	Series 2021-5-CERT 0.000%, 08/15/2029(b)(d)	74,571
	Pagaya AI Debt Trust
587,213	Series 2022-2-AB 5.466%, 01/15/2030(b)(i)	583,706
	PFP CLO Ltd.
1,000,000	Series 2021-8-C 7.277%, 08/09/2037(b)(h) 1 mo. USD Term SOFR + 1.914%	956,955
	Planet Fitness Master Issuer LLC
748,800	Series 2019-1A-A2 3.858%, 12/05/2049(b)	664,027

Principal Amount^		Value
	Post CLO Ltd.
$370,000	Series 2023-1A-A 7.366%, 04/20/2036(b)(h) 3 mo. USD Term SOFR + 1.950%	$370,530
	Progress Residential Trust
255,000	Series 2020-SFR3-F 2.796%, 10/17/2027(b)	236,883
140,000	Series 2021-SFR1-F 2.757%, 04/17/2038(b)	125,192
3,475,037	Series 2021-SFR10-F 4.608%, 12/17/2040(b)	3,024,479
2,432,000	Series 2021-SFR2-D 2.197%, 04/19/2038(b)	2,200,327
170,000	Series 2021-SFR2-E2 2.647%, 04/19/2038(b)	152,997
7,000,000	Series 2021-SFR2-G 4.254%, 04/19/2038(b)	6,395,073
355,000	Series 2021-SFR3-F 3.436%, 05/17/2026(b)	318,646
250,000	Series 2021-SFR5-F 3.158%, 07/17/2038(b)	221,611
125,000	Series 2021-SFR6-E2 2.525%, 07/17/2038(b)	111,220
	Rockford Tower CLO Ltd.
700,000	Series 2017-2A-CR 7.556%, 10/15/2029(b)(h) 3 mo. USD Term SOFR + 2.162%	699,474
	RR 1 LLC
500,000	Series 2017-1A-D1B 12.006%, 07/15/2035(b)(h) 3 mo. USD Term SOFR + 6.612%	485,072
	RR CLO 2 Ltd.
500,000	Series 2017-2A-DR 11.456%, 04/15/2036(b)(h) 3 mo. USD Term SOFR + 6.062%	477,423
	RR CLO 6 Ltd.
500,000	Series 2019-6A-DR 11.506%, 04/15/2036(b)(h) 3 mo. USD Term SOFR + 6.112%	471,701
	SCF Equipment Leasing LLC
295,000	Series 2021-1A-E 3.560%, 08/20/2032(b)	265,450
	Sierra Timeshare Receivables Funding LLC
108,534	Series 2020-2A-C 3.510%, 07/20/2037(b)	104,332
	Slam Ltd.
215,144	Series 2021-1A-B 3.422%, 06/15/2046(b)	181,206
	SLM Private Credit Student Loan Trust
102,000	Series 2003-A-A3 8.957%, 06/15/2032(h)	102,245
337,000	Series 2003-B-A3 8.969%, 03/15/2033(h)	336,352
50,000	Series 2003-B-A4 7.970%, 03/15/2033(h)	49,904
	SoFi Professional Loan Program LLC
360,000	Series 2020-A-BFX 3.120%, 05/15/2046(b)	297,049
	SoFi Professional Loan Program LLC
133,000	Series 2017-F-R1 0.000%, 01/25/2041(b)(d)(j)	1,394,278

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	37

iMGP Alternative Strategies Fund

CONSOLIDATED SCHEDULE OF INVESTMENTS IN SECURITIES at December 31, 2023 (Continued)

Principal Amount^		Value

ASSET-BACKED SECURITIES (CONTINUED)
	Sound Point CLO XXXII Ltd.
$ 500,000	Series 2021-4A-E 12.340%, 10/25/2034(b)(h) 3 mo. USD Term SOFR + 6.962%	$414,169
	SpringCastle America Funding LLC
330,171	Series 2020-AA-A 1.970%, 09/25/2037(b)	304,876
	Stewart Park CLO Ltd.
500,000	Series 2015-1A-ER 10.936%, 01/15/2030(b)(h) 3 mo. USD Term SOFR + 5.542%	442,530
	Sunnova Helios XI Issuer LLC
150,562	Series 2023-A-B 5.600%, 05/20/2050(b)	145,418
	Textainer Marine Containers VII Ltd.
72,257	Series 2020-1A-A 2.730%, 08/21/2045(b)	67,534
173,675	Series 2021-1A-B 2.520%, 02/20/2046(b)	151,336
	THL Credit Wind River CLO Ltd.
2,000,000	Series 2014-2A-INC 0.000%, 01/15/2031(b)(d)	199,322
500,000	Series 2017-3A-ER 12.706%, 04/15/2035(b)(h) 3 mo. USD Term SOFR + 7.312%	465,142
500,000	Series 2018-2A-E 11.406%, 07/15/2030(b)(h) 3 mo. USD Term SOFR + 6.012%	463,420
	TICP CLO VII Ltd.
280,000	Series 2017-7A-CR 7.806%, 04/15/2033(b)(h) 3 mo. USD Term SOFR + 2.412%	279,308
	TICP CLO XV Ltd.
250,000	Series 2020-15A-C 7.827%, 04/20/2033(b)(h) 3 mo. USD Term SOFR + 2.412%	248,093
	Towd Point Mortgage Trust
385,000	Series 2019-2-M1 3.750%, 12/25/2058(b)(i)	326,955
	Trestles CLO II Ltd.
335,000	Series 2018-2A-D 11.390%, 07/25/2031(b)(h) 3 mo. USD Term SOFR + 6.012%	320,271
	Tricon American Homes Trust
290,000	Series 2020-SFR2-E1 2.730%, 11/17/2039(b)	254,234
	Upstart Pass-Through Trust
1,000,000	Series 2021-ST8-CERT 0.000%, 10/20/2029(b)(d)(j)	322,619
929,000	Series 2021-ST9-CERT 0.000%, 11/20/2029(b)(d)	259,481
	Upstart Securitization Trust
1,000	Series 2021-2-CERT 0.000%, 06/20/2031(d)	51,179
	VCAT LLC
185,505	Series 2021-NPL5-A1 1.868%, 08/25/2051(b)(g)	182,496

Principal Amount^		Value
	VOLT XCIV LLC
$ 54,650	Series 2021-NPL3-A1 2.240%, 02/27/2051(b)(g)	$53,399
675,000	Series 2021-NPL3-A2 4.949%, 02/27/2051(b)(g)	582,540
	Voya CLO Ltd.
500,000	Series 2018-2A-E 10.906%, 07/15/2031(b)(h) 3 mo. USD Term SOFR + 5.512%	439,067
500,000	Series 2019-1A-ER 11.776%, 04/15/2031(b)(h) 3 mo. USD Term SOFR + 6.382%	476,153
	WAVE Trust
360,515	Series 2017-1A-A 3.844%, 11/15/2042(b)	301,037
	Webster Park CLO Ltd.
1,000,000	Series 2015-1A-DR 11.177%, 07/20/2030(b)(h) 3 mo. USD Term SOFR + 5.762%	937,145
	Wellfleet CLO Ltd.
1,000,000	Series 2017-3A-C 8.414%, 01/17/2031(b)(h) 3 mo. USD Term SOFR + 3.012%	908,087
	Wendy’s Funding LLC
170,998	Series 2019-1A-A2II 4.080%, 06/15/2049(b)	160,150
	Willis Engine Structured Trust V
198,851	Series 2020-A-A 3.228%, 03/15/2045(b)	179,847
	Willis Engine Structured Trust VI
1,343,535	Series 2021-A-C 7.385%, 05/15/2046(b)	1,105,758
	Wind River CLO Ltd.
500,000	Series 2021-2A-E 12.107%, 07/20/2034(b)(h) 3 mo. USD Term SOFR + 6.692%	440,006

TOTAL ASSET-BACKED SECURITIES (Cost $114,606,999)		87,636,606

BANK LOANS: 2.1%
	1011778 BC Unlimited Liability Co.
170,000	7.606%, 09/20/2030(h) 1 mo. USD Term SOFR + 2.250%	170,273
	Air Methods Corp.
14,404	0.000%, 04/22/2024(h)(l)	14,404
	AmWINS Group, Inc.
44,550	8.220%, 02/19/2028(h) 1 mo. USD Term SOFR + 2.750%	44,731
	Applied Systems, Inc.
450,000	12.098%, 09/17/2027(h) 3 mo. USD Term SOFR + 6.750%	453,656
	Astra Acquisition Corp.
266,783	10.860%, 10/25/2028(h) 3 mo. USD Term SOFR + 5.250%	173,965
1,069,743	14.485%, 10/25/2029(h) 3 mo. USD Term SOFR + 8.8750%	518,825
	Asurion LLC
160,000	10.720%, 01/31/2028(h) 1 mo. USD Term SOFR + 5.250%	152,933
	Atlas Purchaser, Inc.
375,476	10.877%, 05/08/2028(h) 1 mo. USD Term SOFR + 5.250%	224,191

The accompanying notes are an integral part of these financial statements.

38	Litman Gregory Funds Trust

iMGP Alternative Strategies Fund

CONSOLIDATED SCHEDULE OF INVESTMENTS IN SECURITIES at December 31, 2023 (Continued)

Principal Amount^		Value

BANK LOANS (CONTINUED)
	Aveanna Healthcare LLC
$ 284,530	12.538%, 12/10/2029(h) 3 mo. USD Term SOFR + 7.000%	$211,501
	Bausch & Lomb Corp.
460,845	9.356%, 09/29/2028(h) 1 mo. USD Term SOFR + 4.000%	461,421
	Blackhawk Network Holdings, Inc.
125,000	12.462%, 06/15/2026(h) 1 mo. USD Term SOFR + 7.000%	123,750
	Boxer Parent Co., Inc.
240,000	0.000%, 12/29/2028(k)	242,070
	Bright Bidco BV
135,884	14.390%, 10/31/2027(f)(h) 3 mo. USD Term SOFR + 1.000% Cash, 8.000% PIK	48,353
	BYJU’s Alpha, Inc.
380,875	15.500%, 11/24/2026(h) 3 mo. USD LIBOR + 7.000%	139,337
	Carnival Corp.
180,544	8.357%, 08/08/2027(h) 1 mo. USD Term SOFR + 3.000%	181,221
514,484	8.720%, 10/18/2028(h) 1 mo. USD Term SOFR + 3.250%	515,986
	CBI STS de LLC
105,551	10.406%, 12/31/2026(h) 3 mo. USD Term SOFR + 4.750%	102,912
216,985	13.142%, 12/31/2026(h) 3 mo. USD Term SOFR + 7.500%	211,561
	Cengage Learning, Inc.
395,888	10.406%, 07/14/2026(h) 3 mo. USD Term SOFR + 4.750%	397,643
	Constant Contact, Inc.
875,000	13.413%, 02/12/2029(h) 3 mo. USD Term SOFR + 7.500%	765,625
	Cornerstone OnDemand, Inc.
23,698	9.220%, 10/16/2028(h) 1 mo. USD Term SOFR + 3.750%	22,988
	Cyxtera DC Holdings, Inc.
458,865	0.000%, 05/01/2024(h)(l)	291,960
	DCert Buyer, Inc.
485,000	12.356%, 02/19/2029(h) 1 mo. USD Term SOFR + 7.000%	443,775
	DG Investment Intermediate Holdings 2, Inc.
420,000	12.220%, 03/30/2029(h) 1 mo. USD Term SOFR + 6.750%	380,799
	Farfetch U.S. Holdings, Inc.
334,156	11.666%, 10/20/2027(h) 3 mo. USD Term SOFR + 6.250%	319,677
	GTCR W Merger Sub LLC
515,000	0.000%, 09/20/2030(k)	517,897
	Gulf Finance LLC
284,407	12.631%, 08/25/2026(h) 6 mo. USD Term SOFR + 6.750%	285,118
	Hub International Ltd.
95,569	9.610%, 06/20/2030(h) 3 mo. USD Term SOFR + 4.250%	96,100
	Lealand Finance Co. B.V.
475,575	0.500%, 06/28/2024(h)	475,575

Principal Amount^		Value
	Lealand Finance Co. BV
$ 51,245	8.470%, 06/28/2024(h) 1 mo. USD Term SOFR + 3.000%	$35,615
727,579	0.000%, 06/30/2027(k)	458,375
	Lealand Finance Company B.V.
1,338,413	6.470%, 06/30/2025(f)(h) 1 mo. USD Term SOFR + 4.000% Cash, 3.000% PIK	559,905
75,060	6.470%, 06/30/2025(h) 1 mo. USD Term SOFR + 4.000%	31,400
	LifePoint Health, Inc.
300,000	11.168%, 11/16/2028(h) 3 mo. USD Term SOFR + 5.500%	299,663
	LSF9 Atlantis Holdings LLC
226,625	12.598%, 03/31/2029(h) 3 mo. USD Term SOFR + 7.250%	221,809
	MH Sub I LLC
274,530	9.606%, 05/03/2028(h) 1 mo. USD Term SOFR + 4.250%	270,412
	Minotaur Acquisition, Inc.
447,152	10.206%, 03/27/2026(h) 1 mo. USD Term SOFR + 4.750%	447,829
	Olympus Water U.S. Holding Corp.
109,725	10.348%, 11/09/2028(h) 3 mo. USD Term SOFR + 5.000%	110,502
	Open Text Corp.
126,564	8.206%, 01/31/2030(h) 1 mo. USD Term SOFR + 2.750%	127,007
	Playtika Holding Corp.
326,930	8.220%, 03/13/2028(h) 1 mo. USD Term SOFR + 2.750%	327,186
	Rand Parent LLC
164,253	9.598%, 03/17/2030(h) 3 mo. USD Term SOFR + 4.250%	163,945
	Riverbed Technology, Inc.
229,990	7.848%, 07/01/2028(h) 3 mo. USD Term SOFR + 2.500%	158,693
	Star Parent, Inc.
277,606	9.348%, 09/27/2030(h) 3 mo. USD Term SOFR + 4.000%	275,023
	Summit Materials LLC
220,000	0.000%, 11/30/2028(k)	220,964
	Uber Technologies, Inc.
285,062	8.135%, 03/03/2030(h) 3 mo. USD Term SOFR + 2.750%	286,221
	UKG, Inc.
765,000	10.764%, 05/03/2027(h) 1 mo. USD Term SOFR + 5.250%	767,938
	Viad Corp.
304,950	10.470%, 07/30/2028(h) 1 mo. USD Term SOFR + 5.000%	304,569
	Vision Solutions, Inc.
23,697	9.640%, 04/24/2028(h) 3 mo. USD Term SOFR + 4.000%	23,555
	Waterbridge Midstream Operating LLC
468,887	11.390%, 06/22/2026(h) 3 mo. USD Term SOFR + 5.750%	470,179
	Ziggo BV
490,000 (EUR)	6.928%, 01/31/2029(h) 6 mo. EUR EURIBOR + 3.000%	529,166

TOTAL BANK LOANS (Cost $17,748,087)		14,078,203

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	39

iMGP Alternative Strategies Fund

CONSOLIDATED SCHEDULE OF INVESTMENTS IN SECURITIES at December 31, 2023 (Continued)

Principal Amount^		Value

CONVERTIBLE BONDS: 1.4%

Communications: 0.7%
	Delivery Hero SE
1,400,000 (EUR)	1.000%, 01/23/2027	$1,229,098
100,000 (EUR)	Series A 1.000%, 04/30/2026	93,740
	DISH Network Corp.
305,000	0.000%, 12/15/2025(d)	190,625
2,525,000	3.375%, 08/15/2026	1,350,875
	Etsy, Inc.
70,000	0.125%, 09/01/2027	59,892
190,000	0.250%, 06/15/2028	152,589
	Spotify USA, Inc.
175,000	0.000%, 03/15/2026(d)	154,437
	Uber Technologies, Inc.
300,000	0.000%, 12/15/2025(d)	306,558
	Wayfair, Inc.
1,362,000	0.625%, 10/01/2025	1,239,420
42,000	1.000%, 08/15/2026	36,876
	Zillow Group, Inc.
27,000	2.750%, 05/15/2025	29,803
269,000	1.375%, 09/01/2026	369,337

		5,213,250

Consumer, Cyclical: 0.2%
	Cineplex, Inc.
1,041,000 (CAD)	5.750%, 09/30/2025(b)	778,008
	NCL Corp. Ltd.
190,000	1.125%, 02/15/2027	174,439
	Penn Entertainment, Inc.
60,000	2.750%, 05/15/2026	78,000
	Southwest Airlines Co.
540,000	1.250%, 05/01/2025	547,695

		1,578,142

Consumer, Non-cyclical: 0.4%
	BioMarin Pharmaceutical, Inc.
850,000	1.250%, 05/15/2027	877,115
	Envista Holdings Corp.
280,000	1.750%, 08/15/2028(b)	256,200
	Guardant Health, Inc.
95,000	0.000%, 11/15/2027(d)	66,975
	Livongo Health, Inc.
110,000	0.875%, 06/01/2025	102,906
	Teladoc Health, Inc.
565,000	1.250%, 06/01/2027	467,199
	UpHealth, Inc.
469,000	14.400%, 12/15/2025(b)(h)(l) SOFR + 9.000%	417,410
533,000	6.250%, 06/15/2026(b)(l)	397,085

		2,584,890

Financial: 0.0%
	Sunac China Holdings Ltd.
153,148	1.000%, 09/30/2032(b)	12,252

Technology: 0.1%
	Splunk, Inc.
105,000	1.125%, 06/15/2027	102,217
	Unity Software, Inc.
310,000	0.000%, 11/15/2026*(d)	259,160

Principal Amount^		Value

Technology (continued)
	Wolfspeed, Inc.
$60,000	0.250%, 02/15/2028	$40,710
115,000	1.875%, 12/01/2029	78,804

		480,891

TOTAL CONVERTIBLE BONDS (Cost $11,697,929)		9,869,425

CORPORATE BONDS: 19.7%

Basic Materials: 2.0%
	ArcelorMittal SA
330,000	6.800%, 11/29/2032	357,726
	Aris Mining Corp.
400,000	6.875%, 08/09/2026	347,794
	ASP Unifrax Holdings, Inc.
60,000	7.500%, 09/30/2029(b)	30,602
	Braskem Idesa SAPI
450,000	6.990%, 02/20/2032(b)	254,614
	Braskem Netherlands Finance BV
360,000	4.500%, 01/31/2030(b)	279,906
400,000	8.500%, 01/23/2081(i) 5 yr. CMT + 8.220%	344,376
	CAP SA
300,000	3.900%, 04/27/2031	233,700
	Celanese U.S. Holdings LLC
445,000	6.700%, 11/15/2033	484,748
	Eldorado Gold Corp.
942,000	6.250%, 09/01/2029(b)	890,008
	First Quantum Minerals Ltd.
1,235,000	6.875%, 03/01/2026(b)	1,111,796
	FMG Resources August 2006 Pty. Ltd.
170,000	4.375%, 04/01/2031(b)	155,904
660,000	6.125%, 04/15/2032(b)	665,971
	Glencore Funding LLC
400,000	6.125%, 10/06/2028(b)	419,766
385,000	6.375%, 10/06/2030(b)	414,278
1,800,000	6.500%, 10/06/2033(b)	1,967,813
	IAMGOLD Corp.
100,000	5.750%, 10/15/2028	86,129
	Illuminate Buyer LLC/Illuminate Holdings IV, Inc.
130,000	9.000%, 07/01/2028(b)	124,462
	OCP SA
650,000	5.125%, 06/23/2051	495,091
	RPM International, Inc.
610,000	2.950%, 01/15/2032	515,835
	Sasol Financing USA LLC
200,000	5.500%, 03/18/2031	168,663
	Southern Copper Corp.
900,000	7.500%, 07/27/2035	1,046,038
	Unigel Luxembourg SA
450,000	8.750%, 10/01/2026(l)	123,841
	UPL Corp. Ltd.
460,000	5.250%, 02/27/2025(e)(i) 5 yr. CMT + 3.865%	349,600
	Valvoline, Inc.
1,278,000	4.250%, 02/15/2030(b)	1,269,404
1,080,000	3.625%, 06/15/2031(b)	923,659
	Vedanta Resources Finance II PLC
200,000	9.250%, 04/23/2026	122,854

The accompanying notes are an integral part of these financial statements.

40	Litman Gregory Funds Trust

iMGP Alternative Strategies Fund

CONSOLIDATED SCHEDULE OF INVESTMENTS IN SECURITIES at December 31, 2023 (Continued)

Principal Amount^		Value

CORPORATE BONDS (CONTINUED)

Basic Materials (continued)
	Vedanta Resources Ltd.
$450,000	6.125%, 08/09/2024	$299,657

		13,484,235

Communications: 2.3%
	Alibaba Group Holding Ltd.
200,000	3.250%, 02/09/2061	126,529
	AMC Networks, Inc.
661,000	4.250%, 02/15/2029	506,656
	CCO Holdings LLC/CCO Holdings Capital Corp.
1,285,000	5.125%, 05/01/2027(b)	1,240,853
	Charter Communications Operating LLC/Charter Communications Operating Capital
145,000	2.800%, 04/01/2031	122,612
55,000	2.300%, 02/01/2032	43,881
70,000	4.400%, 04/01/2033	64,747
1,130,000	4.400%, 12/01/2061	785,430
	Cogent Communications Group, Inc.
50,000	7.000%, 06/15/2027(b)	50,297
	CommScope Technologies LLC
380,000	5.000%, 03/15/2027(b)	158,530
	CommScope, Inc.
445,000	4.750%, 09/01/2029(b)	299,194
	CSC Holdings LLC
200,000	4.125%, 12/01/2030(b)	152,384
4,975,000	4.625%, 12/01/2030(b)	3,003,398
625,000	3.375%, 02/15/2031(b)	456,859
400,000	4.500%, 11/15/2031(b)	302,918
	CT Trust
200,000	5.125%, 02/03/2032	174,978
	DISH DBS Corp.
1,755,000	5.250%, 12/01/2026(b)	1,506,887
685,000	5.750%, 12/01/2028(b)	547,640
655,000	5.125%, 06/01/2029	338,258
	Embarq Corp.
260,000	7.995%, 06/01/2036	160,869
	FactSet Research Systems, Inc.
362,000	3.450%, 03/01/2032	324,962
	Go Daddy Operating Co. LLC/GD Finance Co., Inc.
468,000	3.500%, 03/01/2029(b)	426,082
	iHeartCommunications, Inc.
350,000	5.250%, 08/15/2027(b)	278,440
220,000	4.750%, 01/15/2028(b)	169,453
	Koninklijke KPN NV
200,000	8.375%, 10/01/2030	236,498
	McGraw-Hill Education, Inc.
335,000	5.750%, 08/01/2028(b)	323,365
	Millicom International Cellular SA
200,000	4.500%, 04/27/2031	166,348
	Motorola Solutions, Inc.
850,000	2.750%, 05/24/2031	728,199
617,000	5.600%, 06/01/2032	637,143
	Newfold Digital Holdings Group, Inc.
55,000	6.000%, 02/15/2029(b)	41,609

Principal Amount^		Value

Communications (continued)
	News Corp.
$ 300,000	3.875%, 05/15/2029(b)	$276,273
	Oi SA
36,684	14.000%, 09/07/2024(b)(f) Cash 8.000% + PIK Rate 6.000%	36,684
550,000	10.000%, 07/27/2025(f)(i)(l) PIK Rate 12.000%	27,500
	Scripps Escrow II, Inc.
10,000	5.375%, 01/15/2031(b)	7,351
	Telefonica Emisiones SA
300,000	7.045%, 06/20/2036	340,421
	Uber Technologies, Inc.
1,135,000	4.500%, 08/15/2029(b)	1,084,694
	VeriSign, Inc.
672,000	2.700%, 06/15/2031	577,478
	VTR Finance NV
500,000	6.375%, 07/15/2028	130,906

		15,856,326

Consumer, Cyclical: 3.4%
	Allison Transmission, Inc.
1,454,000	3.750%, 01/30/2031(b)	1,286,409
	Beazer Homes USA, Inc.
900,000	7.250%, 10/15/2029	909,202
	Brunswick Corp.
60,000	4.400%, 09/15/2032	54,832
	Carnival Corp.
170,000	7.625%, 03/01/2026(b)	173,186
540,000	5.750%, 03/01/2027(b)	527,714
635,000	6.000%, 05/01/2029(b)	611,296
	Carrols Restaurant Group, Inc.
330,000	5.875%, 07/01/2029(b)	291,835
	Churchill Downs, Inc.
478,000	4.750%, 01/15/2028(b)	458,652
	Dealer Tire LLC/DT Issuer LLC
140,000	8.000%, 02/01/2028(b)	138,763
	FirstCash, Inc.
850,000	5.625%, 01/01/2030(b)	814,971
	Forestar Group, Inc.
1,112,000	3.850%, 05/15/2026(b)	1,058,463
	Gap, Inc.
550,000	3.875%, 10/01/2031(b)	453,243
	General Motors Co.
620,000	5.400%, 04/01/2048	569,355
100,000	5.950%, 04/01/2049	98,466
	General Motors Financial Co., Inc.
310,000	Series A 5.750%, 09/30/2027(e)(i) 3 mo. USD LIBOR + 3.598%	275,745
255,000	Series B 6.500%, 09/30/2028(e)(i) 3 mo. USD LIBOR + 3.436%	232,996
	Genm Capital Labuan Ltd.
440,000	3.882%, 04/19/2031(b)	376,406
	Hilton Domestic Operating Co., Inc.
1,913,000	3.625%, 02/15/2032(b)	1,672,410
	Hilton Grand Vacations Borrower Escrow LLC/Hilton Grand Vacations Borrower Escrow, Inc.
160,000	4.875%, 07/01/2031(b)	141,782

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	41

iMGP Alternative Strategies Fund

CONSOLIDATED SCHEDULE OF INVESTMENTS IN SECURITIES at December 31, 2023 (Continued)

Principal Amount^		Value

CORPORATE BONDS (CONTINUED)

Consumer, Cyclical (continued)
	Installed Building Products, Inc.
$ 410,000	5.750%, 02/01/2028(b)	$399,961
	LGI Homes, Inc.
161,000	8.750%, 12/15/2028(b)	171,364
290,000	4.000%, 07/15/2029(b)	250,467
	Light & Wonder International, Inc.
95,000	7.000%, 05/15/2028(b)	96,043
119,000	7.500%, 09/01/2031(b)	124,181
	Lithia Motors, Inc.
120,000	3.875%, 06/01/2029(b)	108,503
	M/I Homes, Inc.
610,000	4.950%, 02/01/2028	587,576
710,000	3.950%, 02/15/2030	632,610
	Marriott Ownership Resorts, Inc.
65,000	4.500%, 06/15/2029(b)	57,353
	MDC Holdings, Inc.
530,000	2.500%, 01/15/2031	436,404
	Murphy Oil USA, Inc.
600,000	3.750%, 02/15/2031(b)	522,740
	NCL Corp. Ltd.
430,000	5.875%, 03/15/2026(b)	420,100
230,000	8.125%, 01/15/2029(b)	240,321
	NCL Finance Ltd.
115,000	6.125%, 03/15/2028(b)	109,944
	NVR, Inc.
312,000	3.000%, 05/15/2030	278,606
	Patrick Industries, Inc.
750,000	4.750%, 05/01/2029(b)	685,020
	Premier Entertainment Sub LLC/Premier Entertainment Finance Corp.
65,000	5.875%, 09/01/2031(b)	50,343
	PulteGroup, Inc.
230,000	6.375%, 05/15/2033	252,091
455,000	6.000%, 02/15/2035	479,712
	Steelcase, Inc.
670,000	5.125%, 01/18/2029	636,074
	Suburban Propane Partners LP/Suburban Energy Finance Corp.
830,000	5.000%, 06/01/2031(b)	759,939
	SWF Escrow Issuer Corp.
70,000	6.500%, 10/01/2029(b)	50,383
	Taylor Morrison Communities, Inc.
500,000	5.125%, 08/01/2030(b)	484,238
	Tempur Sealy International, Inc.
900,000	3.875%, 10/15/2031(b)	762,079
	TKC Holdings, Inc.
50,000	10.500%, 05/15/2029(b)	45,301
	Toll Brothers Finance Corp.
160,000	3.800%, 11/01/2029	150,220
	Travel & Leisure Co.
260,000	4.500%, 12/01/2029(b)	233,160
110,000	4.625%, 03/01/2030(b)	98,510
	Tri Pointe Homes, Inc.
1,200,000	5.700%, 06/15/2028	1,188,606
	United Airlines Pass Through Trust
594,786	Series 2019-2-B 3.500%, 11/01/2029	540,632

Principal Amount^		Value

Consumer, Cyclical (continued)
	Viking Cruises Ltd.
$ 185,000	9.125%, 07/15/2031(b)	$197,284
	VOC Escrow Ltd.
190,000	5.000%, 02/15/2028(b)	182,368
	Warnermedia Holdings, Inc.
440,000	4.279%, 03/15/2032	403,365
	Wheel Pros, Inc.
230,000	6.500%, 05/15/2029(b)	70,438
	Yum! Brands, Inc.
1,179,000	4.750%, 01/15/2030(b)	1,144,108
402,000	4.625%, 01/31/2032	376,491
	ZF North America Capital, Inc.
150,000	7.125%, 04/14/2030(b)	159,740

		23,532,001

Consumer, Non-cyclical: 1.8%
	Adani International Container Terminal Pvt Ltd.
177,500	3.000%, 02/16/2031	145,703
	Adani Ports & Special Economic Zone Ltd.
600,000	5.000%, 08/02/2041	443,793
	Bausch Health Cos., Inc.
955,000	4.875%, 06/01/2028(b)	576,685
	Block Financial LLC
300,000	3.875%, 08/15/2030	274,867
	BRF SA
550,000	5.750%, 09/21/2050	411,328
	Camposol SA
200,000	6.000%, 02/03/2027	139,072
	Centene Corp.
115,000	4.625%, 12/15/2029	110,405
215,000	3.375%, 02/15/2030	193,084
	Central Garden & Pet Co.
150,000	4.125%, 04/30/2031(b)	132,746
	Coruripe Netherlands BV
400,000	10.000%, 02/10/2027	307,500
	DaVita, Inc.
410,000	3.750%, 02/15/2031(b)	337,329
	Deluxe Corp.
515,000	8.000%, 06/01/2029(b)	456,178
	Encompass Health Corp.
340,000	4.750%, 02/01/2030	320,765
500,000	4.625%, 04/01/2031	460,703
	Endo Luxembourg Finance Co. I SARL/Endo U.S., Inc.
265,000	6.125%, 04/01/2029(b)(l)	169,844
	Frigorifico Concepcion SA
400,000	7.700%, 07/21/2028	339,010
	JBS USA LUX SA/JBS USA Food Co./JBS USA Finance, Inc.
100,000	4.375%, 02/02/2052	74,565
	Kronos Acquisition Holdings, Inc./KIK Custom Products, Inc.
135,000	7.000%, 12/31/2027(b)	129,072
	Lamb Weston Holdings, Inc.
641,000	4.375%, 01/31/2032(b)	585,723
	MARB BondCo PLC
200,000	3.950%, 01/29/2031	162,635
	Philip Morris International, Inc.
166,000	1.750%, 11/01/2030	137,143
	Post Holdings, Inc.
957,000	4.500%, 09/15/2031(b)	859,506

The accompanying notes are an integral part of these financial statements.

42	Litman Gregory Funds Trust

iMGP Alternative Strategies Fund

CONSOLIDATED SCHEDULE OF INVESTMENTS IN SECURITIES at December 31, 2023 (Continued)

Principal Amount^		Value

CORPORATE BONDS (CONTINUED)

Consumer, Non-cyclical (continued)
	Pyxus Holdings, Inc.
$ 155,100	8.500%, 12/31/2027(b)	$99,264
	Quanta Services, Inc.
100,000	2.900%, 10/01/2030	88,047
	Radiology Partners, Inc.
40,000	9.250%, 02/01/2028(b)	20,558
	RELX Capital, Inc.
250,000	4.750%, 05/20/2032	253,186
	Service Corp. International
864,000	4.000%, 05/15/2031	774,619
	Teva Pharmaceutical Finance Netherlands II BV
215,000 (EUR)	7.375%, 09/15/2029	260,865
1,700,000 (EUR)	4.375%, 05/09/2030	1,770,317
181,000 (EUR)	7.875%, 09/15/2031	227,446
	Teva Pharmaceutical Finance Netherlands III BV
590,000	3.150%, 10/01/2026	546,747
1,670,000	4.100%, 10/01/2046	1,132,789
	Triton Water Holdings, Inc.
130,000	6.250%, 04/01/2029(b)	113,382

		12,054,876

Energy: 2.5%
	AI Candelaria Spain SA
250,000	5.750%, 06/15/2033	194,110
250,000	5.750%, 06/15/2033(b)	194,110
	Calumet Specialty Products Partners LP/Calumet Finance Corp.
369,000	9.750%, 07/15/2028(b)	369,376
	Canacol Energy Ltd.
200,000	5.750%, 11/24/2028	146,047
	CNX Resources Corp.
190,000	7.375%, 01/15/2031(b)	191,567
	Continental Resources, Inc.
1,190,000	5.750%, 01/15/2031(b)	1,183,896
350,000	2.875%, 04/01/2032(b)	284,674
	Delek Logistics Partners LP/Delek Logistics Finance Corp.
337,000	7.125%, 06/01/2028(b)	317,811
	Ecopetrol SA
500,000	5.875%, 05/28/2045	395,463
250,000	5.875%, 11/02/2051	189,344
	Energean Israel Finance Ltd.
280,000	5.375%, 03/30/2028(b)	246,762
	EnLink Midstream LLC
30,000	6.500%, 09/01/2030(b)	30,654
	EnQuest PLC
560,000	11.625%, 11/01/2027(b)	534,621
	Global Partners LP/GLP Finance Corp.
472,000	6.875%, 01/15/2029	457,605
	Gulfport Energy Corp.
9,976	8.000%, 05/17/2026	10,095
	Helix Energy Solutions Group, Inc.
202,000	9.750%, 03/01/2029(b)	212,596
	Hess Midstream Operations LP
1,030,000	4.250%, 02/15/2030(b)	948,785
700,000	5.500%, 10/15/2030(b)	678,249

Principal Amount^		Value

Energy (continued)
	MC Brazil Downstream Trading SARL
$ 478,976	7.250%, 06/30/2031	$375,967
	MEG Energy Corp.
50,000	5.875%, 02/01/2029(b)	48,638
	MPLX LP
350,000	5.000%, 03/01/2033	343,515
	NGL Energy Operating LLC/NGL Energy Finance Corp.
180,000	7.500%, 02/01/2026(b)	181,950
	NuStar Logistics LP
650,000	6.375%, 10/01/2030	652,074
	Occidental Petroleum Corp.
40,000	8.875%, 07/15/2030	46,855
45,000	7.875%, 09/15/2031	51,248
	Ovintiv, Inc.
20,000	7.200%, 11/01/2031	21,780
15,000	7.375%, 11/01/2031	16,568
70,000	6.500%, 08/15/2034	74,286
145,000	6.625%, 08/15/2037	150,935
30,000	6.500%, 02/01/2038	31,082
	Parkland Corp.
1,879,000	4.625%, 05/01/2030(b)	1,730,738
	PDC Energy, Inc.
2,558,000	5.750%, 05/15/2026	2,555,157
	Petroleos del Peru SA
600,000	5.625%, 06/19/2047	370,185
	Petroleos Mexicanos
400,000	6.375%, 01/23/2045	261,135
200,000	6.750%, 09/21/2047	131,305
	SierraCol Energy Andina LLC
200,000	6.000%, 06/15/2028(b)	168,443
200,000	6.000%, 06/15/2028	168,443
	Sunoco LP/Sunoco Finance Corp.
848,000	4.500%, 05/15/2029	788,093
602,000	4.500%, 04/30/2030	558,025
	Targa Resources Corp.
375,000	6.500%, 03/30/2034	406,143
	Targa Resources Partners LP/Targa Resources Partners Finance Corp.
250,000	4.875%, 02/01/2031	242,891
	UEP Penonome II SA
352,170	6.500%, 10/01/2038(b)	268,643
	Venture Global Calcasieu Pass LLC
145,000	4.125%, 08/15/2031(b)	127,917
275,000	3.875%, 11/01/2033(b)	233,625
	Venture Global LNG, Inc.
25,000	8.375%, 06/01/2031(b)	25,043
	Viper Energy, Inc.
80,000	7.375%, 11/01/2031(b)	82,890
	YPF SA
560,000	7.000%, 12/15/2047	423,616

		17,122,955

Financial: 4.0%
	AerCap Ireland Capital DAC/AerCap Global Aviation Trust
215,000	6.150%, 09/30/2030	226,968
150,000	3.400%, 10/29/2033	128,894
	Agile Group Holdings Ltd.
200,000	5.500%, 04/21/2025	30,078
400,000	6.050%, 10/13/2025	50,000

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	43

iMGP Alternative Strategies Fund

CONSOLIDATED SCHEDULE OF INVESTMENTS IN SECURITIES at December 31, 2023 (Continued)

Principal Amount^		Value

CORPORATE BONDS (CONTINUED)

Financial (continued)
	Aircastle Ltd.
$ 210,000	6.500%, 07/18/2028(b)	$214,571
85,000	Series A 5.250%, 06/15/2026(b)(e)(i) 5 yr. CMT + 4.410%	73,296
	Ally Financial, Inc.
725,000	Series C 4.700%, 05/15/2028(e)(i) 7 yr. CMT + 3.481%	493,819
	Alpha Holding SA de CV
600,000	9.000%, 02/10/2025	0
600,000	9.000%, 02/10/2025	0
565,639	9.000%, 02/10/2025(b)(l)	8,485
	Antares Holdings LP
255,000	3.950%, 07/15/2026(b)	237,449
450,000	2.750%, 01/15/2027(b)	399,259
680,000	3.750%, 07/15/2027(b)	613,637
	Ares Capital Corp.
350,000	7.000%, 01/15/2027	360,397
1,844,000	2.875%, 06/15/2028	1,637,103
660,000	3.200%, 11/15/2031	553,624
	Bain Capital Specialty Finance, Inc.
210,000	2.550%, 10/13/2026	189,632
	Banco Davivienda SA
200,000	6.650%, 04/22/2031(b)(e)(i) 10 yr. CMT + 5.097%	143,250
300,000	6.650%, 04/22/2031(e)(i) 10 yr. CMT + 5.097%	214,875
	Banco do Brasil SA
500,000	6.250%, 04/15/2024(e)(i) 10 yr. CMT + 4.398%	489,115
	Banco GNB Sudameris SA
200,000	7.500%, 04/16/2031(i) 5 yr. CMT + 6.660%	167,870
350,000	7.500%, 04/16/2031(b)(i) 5 yr. CMT + 6.660%	293,773
	Banco Mercantil del Norte SA
350,000	6.625%, 01/24/2032(b)(e)(i) 10 yr. CMT + 5.034%	298,200
	Bank of America Corp.
10,000	3.846%, 03/08/2037(i) 5 yr. CMT + 2.000%	8,802
	Barclays PLC
660,000	4.375%, 03/15/2028(e)(i) 5 yr. CMT + 3.410%	514,680
740,000	3.564%, 09/23/2035(i) 5 yr. CMT + 2.900%	636,051
	Central China Real Estate Ltd.
205,000	7.750%, 05/24/2024(l)	9,973
400,000	7.250%, 08/13/2024(l)	19,136
205,000	7.500%, 07/14/2025(l)	9,738
230,000	7.650%, 08/27/2025(l)	10,950
	CFLD Cayman Investment Ltd.
43,250	0.000%, 01/31/2031(b)(d)	795
426,400	2.500%, 01/31/2031(b)	12,579
351,200	2.500%, 01/31/2031(b)	28,914

Principal Amount^		Value

Financial (continued)
	Charles Schwab Corp.
$ 19,000	Series F 5.000%, 12/01/2027(e)(i) 3 mo. USD LIBOR + 2.575%	$16,024
136,000	Series I 4.000%, 06/01/2026(e)(i) 5 yr. CMT + 3.168%	119,997
	China Aoyuan Group Ltd.
200,000	6.200%, 03/24/2026	4,500
	China Evergrande Group
200,000	9.500%, 04/11/2022(l)	3,586
200,000	8.750%, 06/28/2025(l)	3,000
	CIFI Holdings Group Co. Ltd.
200,000	4.450%, 08/17/2026(l)	13,750
	Deutsche Bank AG
885,000	3.729%, 01/14/2032(i) SOFR + 2.757%	744,870
200,000	3.742%, 01/07/2033(i) SOFR + 2.257%	164,462
	Easy Tactic Ltd.
443,631	7.500%, 07/11/2027(f) Cash 6.500% + PIK Rate 7.500%	21,773
	Enstar Group Ltd.
692,000	3.100%, 09/01/2031	566,091
	EPR Properties
770,000	3.600%, 11/15/2031	640,445
	Fantasia Holdings Group Co. Ltd.
200,000	11.875%, 06/01/2023(l)	6,000
	FS KKR Capital Corp.
920,000	3.125%, 10/12/2028	803,389
	Global Atlantic Fin Co.
195,000	4.400%, 10/15/2029(b)	179,944
	GLP Capital LP/GLP Financing II, Inc.
835,000	3.250%, 01/15/2032	705,798
40,000	6.750%, 12/01/2033	43,197
	goeasy Ltd.
130,000	9.250%, 12/01/2028(b)	138,952
	Golub Capital BDC, Inc.
320,000	2.500%, 08/24/2026	290,334
	Howard Hughes Corp.
567,000	4.375%, 02/01/2031(b)	492,743
	Icahn Enterprises LP/Icahn Enterprises Finance Corp.
220,000	6.375%, 12/15/2025	216,180
240,000	5.250%, 05/15/2027	216,215
	Intesa Sanpaolo SpA
200,000	7.200%, 11/28/2033(b)	213,430
	Iron Mountain Information Management Services, Inc.
1,142,000	5.000%, 07/15/2032(b)	1,046,083
	Iron Mountain, Inc.
738,000	4.500%, 02/15/2031(b)	674,232
	Kaisa Group Holdings Ltd.
1,005,000	9.375%, 06/30/2024(l)	36,361
200,000	10.500%, 01/15/2025	7,292
1,000,000	11.250%, 04/16/2025(l)	32,500
200,000	9.950%, 07/23/2025(l)	6,924
600,000	11.700%, 11/11/2025(l)	21,630
400,000	11.650%, 06/01/2026(l)	13,500
	Kawasan Industri Jababeka Tbk. PT
280,000	7.500%, 12/15/2027(b)(g)	232,400

The accompanying notes are an integral part of these financial statements.

44	Litman Gregory Funds Trust

iMGP Alternative Strategies Fund

CONSOLIDATED SCHEDULE OF INVESTMENTS IN SECURITIES at December 31, 2023 (Continued)

Principal Amount^		Value

CORPORATE BONDS (CONTINUED)

Financial (continued)
	KWG Group Holdings Ltd.
$ 210,000	6.300%, 02/13/2026(l)	$13,898
	Logan Group Co. Ltd.
200,000	4.250%, 07/12/2025(l)	14,000
	Main Street Capital Corp.
174,000	3.000%, 07/14/2026	159,512
	Mexarrend SAPI de CV
300,000	10.250%, 07/24/2024(b)	66,825
	MGIC Investment Corp.
250,000	5.250%, 08/15/2028	243,596
	National Health Investors, Inc.
240,000	3.000%, 02/01/2031	192,501
	Nationstar Mortgage Holdings, Inc.
446,000	5.750%, 11/15/2031(b)	416,531
	Navient Corp.
350,000	5.500%, 03/15/2029	323,125
145,000	9.375%, 07/25/2030	152,060
	Oaktree Specialty Lending Corp.
260,000	7.100%, 02/15/2029	268,651
	OneMain Finance Corp.
365,000	3.500%, 01/15/2027	338,049
20,000	3.875%, 09/15/2028	17,714
85,000	5.375%, 11/15/2029	79,808
337,000	7.875%, 03/15/2030	347,238
65,000	4.000%, 09/15/2030	55,705
	Operadora de Servicios Mega SA de CV Sofom ER
400,000	8.250%, 02/11/2025(b)	210,500
	Owl Rock Capital Corp.
760,000	2.875%, 06/11/2028	669,636
	Owl Rock Technology Finance Corp.
105,000	2.500%, 01/15/2027	91,779
	PennyMac Financial Services, Inc.
299,000	7.875%, 12/15/2029(b)	308,249
	Prospect Capital Corp.
362,000	3.437%, 10/15/2028	304,891
	Rithm Capital Corp.
1,030,000	6.250%, 10/15/2025(b)	1,015,034
	Rocket Mortgage LLC/Rocket Mortgage Co.-Issuer, Inc.
390,000	2.875%, 10/15/2026(b)	360,105
560,000	3.625%, 03/01/2029(b)	507,486
25,000	3.875%, 03/01/2031(b)	22,005
545,000	4.000%, 10/15/2033(b)	463,985
	Ronshine China Holdings Ltd.
200,000	7.350%, 12/15/2023(l)	4,650
350,000	6.750%, 08/05/2024(l)	8,225
	Sabra Health Care LP
100,000	3.200%, 12/01/2031	81,939
	Shimao Group Holdings Ltd.
340,000	4.750%, 07/03/2022(l)	14,430
	Shimao Group Holdings Ltd.
200,000	5.200%, 01/16/2027(l)	7,954
400,000	3.450%, 01/11/2031(l)	17,000
	Societe Generale SA
535,000	3.653%, 07/08/2035(b)(i) 5 yr. CMT + 3.000%	451,687

Principal Amount^		Value

Financial (continued)
	Standard Chartered PLC
$ 830,000	3.265%, 02/18/2036(b)(i) 5 yr. CMT + 2.300%	$680,798
	Starwood Property Trust, Inc.
597,000	3.625%, 07/15/2026(b)	566,052
1,190,000	4.375%, 01/15/2027(b)	1,122,747
	Sunac China Holdings Ltd.
123,892	6.000%, 09/30/2026(b)(f) Cash 5.000% + PIK Rate 6.000%	15,539
123,892	6.250%, 09/30/2027(b)(f) Cash 5.250% + PIK Rate 6.250%	13,668
247,787	6.500%, 09/30/2027(b)(f) Cash 5.500% + PIK Rate 6.500%	23,661
371,681	6.750%, 09/30/2028(b)(f) Cash 5.750% + PIK Rate 6.750%	30,363
371,681	7.000%, 09/30/2029(b)(f) Cash 6.000% + PIK Rate 7.000%	29,296
174,603	7.250%, 09/30/2030(b)(f) Cash 6.250% + PIK Rate 7.250%	11,581
	Tanger Properties LP
391,000	2.750%, 09/01/2031	315,571
	Times China Holdings Ltd.
400,000	6.200%, 03/22/2026(l)	11,000
200,000	5.750%, 01/14/2027(l)	4,550
	UBS Group AG
250,000	9.016%, 11/15/2033(b)(i) SOFR + 5.020%	308,033
	Unifin Financiera SAB de CV
600,000	8.875%, 01/29/2025(e)(l) 5 yr. CMT + 6.308%	3,060
	VICI Properties LP
416,000	5.125%, 05/15/2032	405,998
	Vornado Realty LP
70,000	3.500%, 01/15/2025	67,821
63,000	2.150%, 06/01/2026	56,833
	World Acceptance Corp.
500,000	7.000%, 11/01/2026(b)	455,462
	Yuzhou Group Holdings Co. Ltd.
540,000	7.700%, 02/20/2025(l)	35,645
200,000	8.300%, 05/27/2025(l)	12,500
710,000	7.850%, 08/12/2026(l)	47,123
1,940,000	6.350%, 01/13/2027(l)	125,111
	Zhenro Properties Group Ltd.
400,000	6.630%, 01/07/2026(l)	4,800

		27,327,495

Industrial: 1.8%
	AptarGroup, Inc.
140,000	3.600%, 03/15/2032	126,403
	Artera Services LLC
150,000	9.033%, 12/04/2025(b)	142,313
	BWX Technologies, Inc.
1,021,000	4.125%, 04/15/2029(b)	932,770
	Cemex SAB de CV
355,000	5.125%, 06/08/2026(b)(e)(i) 5 yr. CMT + 4.534%	337,026
200,000	9.125%, 03/14/2028(b)(e)(i) 5 yr. CMT + 5.157%	213,208
380,000	5.200%, 09/17/2030(b)	366,418
310,000	3.875%, 07/11/2031(b)	277,551
	Danaos Corp.
490,000	8.500%, 03/01/2028(b)	497,958

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	45

iMGP Alternative Strategies Fund

CONSOLIDATED SCHEDULE OF INVESTMENTS IN SECURITIES at December 31, 2023 (Continued)

Principal Amount^		Value

CORPORATE BONDS (CONTINUED)

Industrial (continued)
	Embraer Netherlands Finance BV
$ 260,000	7.000%, 07/28/2030(b)	$272,976
	Great Lakes Dredge & Dock Corp.
425,000	5.250%, 06/01/2029(b)	361,777
	Griffon Corp.
460,000	5.750%, 03/01/2028	452,541
	IDEX Corp.
72,000	2.625%, 06/15/2031	61,404
	IHS Holding Ltd.
365,000	5.625%, 11/29/2026(b)	318,640
	Louisiana-Pacific Corp.
670,000	3.625%, 03/15/2029(b)	600,928
	Martin Marietta Materials, Inc.
420,000	2.400%, 07/15/2031	358,037
	MV24 Capital BV
322,544	6.748%, 06/01/2034	302,164
	nVent Finance SARL
300,000	5.650%, 05/15/2033	305,211
	Park-Ohio Industries, Inc.
100,000	6.625%, 04/15/2027	92,613
	Pentair Finance SARL
370,000	5.900%, 07/15/2032	385,331
	Rand Parent LLC
505,000	8.500%, 02/15/2030(b)	485,593
	Rolls-Royce PLC
501,000	5.750%, 10/15/2027(b)	502,194
	Simpar Europe SA
500,000	5.200%, 01/26/2031	433,663
	Teledyne Technologies, Inc.
400,000	2.750%, 04/01/2031	348,822
	TopBuild Corp.
716,000	4.125%, 02/15/2032(b)	637,943
	TransDigm, Inc.
680,000	4.625%, 01/15/2029	638,860
1,135,000	4.875%, 05/01/2029	1,062,437
	Trident TPI Holdings, Inc.
25,000	12.750%, 12/31/2028(b)	26,781
	Trimble, Inc.
350,000	6.100%, 03/15/2033	374,541
	Triumph Group, Inc.
55,000	7.750%, 08/15/2025	54,902
	Veralto Corp.
170,000	5.450%, 09/18/2033(b)	176,403
	Vontier Corp.
570,000	2.950%, 04/01/2031	481,242
	Waste Connections, Inc.
725,000	2.200%, 01/15/2032	606,619
	XPO, Inc.
116,000	7.125%, 02/01/2032(b)	119,744

		12,355,013

Technology: 1.6%
	Amdocs Ltd.
224,000	2.538%, 06/15/2030	193,992
	Booz Allen Hamilton, Inc.
200,000	5.950%, 08/04/2033	211,529
	Broadcom, Inc.
130,000	2.450%, 02/15/2031(b)	111,344

Principal Amount^		Value

Technology (continued)
$ 105,000	4.150%, 04/15/2032(b)	$99,289
120,000	2.600%, 02/15/2033(b)	99,103
210,000	3.419%, 04/15/2033(b)	184,930
1,435,000	3.469%, 04/15/2034(b)	1,251,292
1,405,000	3.137%, 11/15/2035(b)	1,156,992
	Broadridge Financial Solutions, Inc.
350,000	2.600%, 05/01/2031	299,888
	Castle U.S. Holding Corp.
325,000	9.500%, 02/15/2028(b)	169,317
	CDW LLC/CDW Finance Corp.
1,080,000	3.250%, 02/15/2029	988,729
600,000	3.569%, 12/01/2031	532,428
	CGI, Inc.
360,000	2.300%, 09/14/2031	294,965
	Fair Isaac Corp.
1,814,000	4.000%, 06/15/2028(b)	1,716,967
	KBR, Inc.
465,000	4.750%, 09/30/2028(b)	432,869
	Kyndryl Holdings, Inc.
740,000	3.150%, 10/15/2031	620,157
	Micron Technology, Inc.
415,000	6.750%, 11/01/2029	449,275
60,000	5.875%, 02/09/2033	62,514
290,000	5.875%, 09/15/2033	302,191
	Pitney Bowes, Inc.
100,000	6.875%, 03/15/2027(b)	93,500
154,000	7.250%, 03/15/2029(b)	132,025
	Roper Technologies, Inc.
600,000	1.750%, 02/15/2031	495,487
	Science Applications International Corp.
418,000	4.875%, 04/01/2028(b)	399,809
	Virtusa Corp.
50,000	7.125%, 12/15/2028(b)	42,956
	VMware LLC
35,000	2.200%, 08/15/2031	29,062
	Western Digital Corp.
190,000	2.850%, 02/01/2029	163,768
170,000	3.100%, 02/01/2032	135,607
	Xerox Holdings Corp.
406,000	5.500%, 08/15/2028(b)	366,960

		11,036,945

Utilities: 0.3%
	Adani Electricity Mumbai Ltd.
200,000	3.867%, 07/22/2031	155,552
	Adani Transmission Step-One Ltd.
314,000	4.250%, 05/21/2036	253,420
	Empresas Publicas de Medellin ESP
400,000	4.375%, 02/15/2031	327,400
	EnfraGen Energia Sur SA/EnfraGen Spain SA/Prime Energia SpA
400,000	5.375%, 12/30/2030	312,481
	Pacific Gas & Electric Co.
210,000	4.300%, 03/15/2045	165,473
	Vistra Operations Co. LLC
470,000	4.375%, 05/01/2029(b)	439,160
385,000	7.750%, 10/15/2031(b)	400,040

		2,053,526

TOTAL CORPORATE BONDS (Cost $150,510,335)		134,823,372

The accompanying notes are an integral part of these financial statements.

46	Litman Gregory Funds Trust

iMGP Alternative Strategies Fund

CONSOLIDATED SCHEDULE OF INVESTMENTS IN SECURITIES at December 31, 2023 (Continued)

Principal Amount^		Value

GOVERNMENT SECURITIES & AGENCY ISSUE: 1.6%
	Brazil Notas do Tesouro Nacional
3,891,000 (BRL)	10.000%, 01/01/2029	$799,428
	Colombia Government International Bonds
500,000	5.000%, 06/15/2045	389,493
300,000	5.200%, 05/15/2049	235,340
	Indonesia Treasury Bond
3,979,000,000 (IDR)	6.375%, 08/15/2028	257,972
	Indonesia Treasury Bonds
4,123,000,000 (IDR)	6.875%, 04/15/2029	272,097
	Mexico Bonos
10,090,200 (MXN)	7.500%, 05/26/2033	541,065
	Republic of South Africa Government Bond
11,940,000 (ZAR)	8.875%, 02/28/2035	552,484
	Republic of South Africa Government International Bond
500,000	5.650%, 09/27/2047	401,225
	U.S. Treasury Bonds
1,400,000	4.750%, 11/15/2043	1,507,406
	U.S. Treasury Notes
3,625,000	4.500%, 11/30/2024(c)	3,611,849
1,650,000	4.500%, 11/15/2033	1,735,981
	Ukraine Government International Bond
400,000	7.253%, 03/15/2035	97,268
	Uruguay Government International Bonds
21,060,000 (UYU)	8.250%, 05/21/2031	499,919

TOTAL GOVERNMENT SECURITIES & AGENCY ISSUE (Cost $11,194,640)		10,901,527

LIMITED PARTNERSHIPS: 0.1%
35,594	GACP II LP*(a)	317,058
1,300,000	U.S. Farming Realty Trust*(a)	328,569

TOTAL LIMITED PARTNERSHIPS (Cost $0)		645,627

MORTGAGE-BACKED SECURITIES: 16.5%
	Adjustable Rate Mortgage Trust
230,976	Series 2006-1-2A1 5.399%, 03/25/2036(i)	119,090
	Alternative Loan Trust
65,078	Series 2003-22CB-1A1 5.750%, 12/25/2033	64,402
240,008	Series 2004-13CB-A4 0.000%, 07/25/2034(d)(m)	174,241
35,246	Series 2004-16CB-1A1 5.500%, 07/25/2034	34,528
35,088	Series 2004-16CB-3A1 5.500%, 08/25/2034	34,388
55,048	Series 2004-J10-2CB1 6.000%, 09/25/2034	54,483
237	Series 2005-J1-2A1 5.500%, 02/25/2025	222
2,032,966	Series 2006-13T1-A13 6.000%, 05/25/2036	1,029,649

Principal Amount^		Value
$ 300,163	Series 2006-31CB-A7 6.000%, 11/25/2036	$177,508
385,648	Series 2006-J1-2A1 7.000%, 02/25/2036	46,967
168,609	Series 2007-16CB-2A1 5.920%, 08/25/2037(h) 1 mo. USD Term SOFR + 0.564%	60,797
48,825	Series 2007-16CB-2A2 8.996%, 08/25/2037(h) -8.333*1 mo. USD Term SOFR + 53.629%	74,089
368,281	Series 2007-16CB-4A2 6.777%, 08/25/2037(h) -6*1 mo. USD Term SOFR + 38.913%	491,779
321,559	Series 2007-19-1A34 6.000%, 08/25/2037	167,092
895,491	Series 2007-20-A12 6.250%, 08/25/2047	457,943
	Alternative Loan Trust Resecuritization
408,824	Series 2008-2R-2A1 4.080%, 08/25/2037(i)	198,064
2,743,028	Series 2008-2R-4A1 6.250%, 08/25/2037(i)	1,363,541
	American Home Mortgage Investment Trust
171,749	Series 2006-1-11A1 5.750%, 03/25/2046(h) 1 mo. USD Term SOFR + 0.394%	125,870
	AREIT Trust CLO
1,000,000	Series 2019-CRE3-D 8.126%, 09/14/2036(b)(h) 1 mo. USD Term SOFR + 2.764%	921,407
	BAMLL Commercial Mortgage Securities Trust
400,000	Series 2018-DSNY-C 7.009%, 09/15/2034(b)(h) 1 mo. USD Term SOFR + 1.647%	397,736
	Banc of America Alternative Loan Trust
27,585	Series 2003-8-1CB1 5.500%, 10/25/2033	26,817
	Banc of America Funding Trust
20,720	Series 2005-7-3A1 5.750%, 11/25/2035	20,340
174,839	Series 2006-B-7A1 3.500%, 03/20/2036(i)	146,468
16,271	Series 2007-4-5A1 5.500%, 11/25/2034	13,810
	Banc of America Mortgage Trust
6,414	Series 2005-A-2A1 3.815%, 02/25/2035(i)	5,825
	BBCMS Trust
750,000	Series 2018-CBM-E 9.209%, 07/15/2037(b)(h) 1 mo. USD Term SOFR + 3.847%	687,190
	BCAP LLC Trust
117,502	Series 2010-RR6-6A2 9.300%, 07/26/2037(b)(i)	56,049
1,729,874	Series 2011-R11-2A4 5.500%, 12/26/2035(b)	1,080,476

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	47

iMGP Alternative Strategies Fund

CONSOLIDATED SCHEDULE OF INVESTMENTS IN SECURITIES at December 31, 2023 (Continued)

Principal Amount^		Value

MORTGAGE-BACKED SECURITIES (CONTINUED)
	Bear Stearns Adjustable Rate Mortgage Trust
$ 1,509,276	Series 2005-12-25A1 4.211%, 02/25/2036(i)	$1,209,517
	Bear Stearns Asset-Backed Securities I Trust
290,855	Series 2006-AC1-1A1 6.250%, 02/25/2036(g)	135,735
	Benchmark Mortgage Trust
540,000	Series 2019-B9-C 4.971%, 03/15/2052(i)	405,315
547,000	Series 2020-B18-AGNF 4.139%, 07/15/2053(b)	485,028
1,637,000	Series 2021-B31-E 2.250%, 12/15/2054(b)	592,077
	BF Mortgage Trust
666,000	Series 2019-NYT-F 8.659%, 12/15/2035(b)(h) 1 mo. USD Term SOFR + 3.047%	340,913
	BINOM Securitization Trust
530,000	Series 2022-RPL1-M1 3.000%, 02/25/2061(b)(i)	404,966
	BPR Trust
465,000	Series 2021-NRD-F 12.232%, 12/15/2038(b)(h) 1 mo. USD Term SOFR + 6.870%	419,849
	BX Commercial Mortgage Trust
1,274,000	Series 2019-IMC-G 9.008%, 04/15/2034(b)(h) 1 mo. USD Term SOFR + 3.646%	1,248,480
277,893	Series 2020-VKNG-A 6.406%, 10/15/2037(b)(h) 1 mo. USD Term SOFR + 1.044%	275,887
	Carbon Capital VI Commercial Mortgage Trust
343,565	Series 2019-FL2-B 8.327%, 10/15/2035(b)(h) 1 mo. USD Term SOFR + 2.964%	304,857
	CFCRE Commercial Mortgage Trust
16,323,000	Series 2016-C7-XE 0.912%, 12/10/2054(b)(i)(j)	404,696
7,346,000	Series 2016-C7-XF 0.912%, 12/10/2054(b)(i)(j)	182,014
	CG-CCRE Commercial Mortgage Trust
98,780	Series 2014-FL2-COL1 8.976%, 11/15/2031(b)(h) 1 mo. USD Term SOFR + 3.614%	81,184
192,857	Series 2014-FL2-COL2 9.976%, 11/15/2031(b)(h) 1 mo. USD Term SOFR + 4.614%	143,736
	Chase Mortgage Finance Trust
1,262,730	Series 2007-S3-1A15 6.000%, 05/25/2037	577,435
	CIM Trust
284,252	Series 2021-NR2-A1 2.568%, 07/25/2059(b)(g)	280,423
	Citicorp Mortgage Securities Trust
1,551,237	Series 2006-7-1A1 6.000%, 12/25/2036	1,307,173

Principal Amount^		Value
	Citigroup Commercial Mortgage Trust
$ 870,000	Series 2014-GC21-D 4.937%, 05/10/2047(b)(i)	$553,128
	Citigroup Mortgage Loan Trust, Inc.
97,811	Series 2005-5-2A2 5.750%, 08/25/2035	71,696
1,665,750	Series 2005-5-3A2A 4.860%, 10/25/2035(i)	1,362,226
1,595,567	Series 2011-12-1A2 3.813%, 04/25/2036(b)(i)	921,183
	CitiMortgage Alternative Loan Trust
138,760	Series 2006-A5-1A13 5.920%, 10/25/2036(h) 1 mo. USD Term SOFR + 0.564%	113,995
136,468	Series 2006-A5-1A2 1.080%, 10/25/2036(h)(j) -1*1 mo. USD Term SOFR + 6.436%	9,426
1,213,156	Series 2007-A6-1A5 6.000%, 06/25/2037	1,060,768
	COMM Mortgage Trust
460,000	Series 2012-CR3-B 3.922%, 10/15/2045(b)	362,636
40,000	Series 2012-LC4-C 5.294%, 12/10/2044(i)	32,109
1,868,035	Series 2014-UBS4-F 3.750%, 08/10/2047(b)	249,034
3,213,166	Series 2014-UBS4-G 3.750%, 08/10/2047(b)	215,540
7,000	Series 2014-UBS4-V 0.000%, 08/10/2047(b)(d)(i)	1
1,989,000	Series 2018-HCLV-D 7.835%, 09/15/2033(b)(h) 1 mo. USD Term SOFR + 2.323%	1,331,698
	Countrywide Home Loan Mortgage Pass-Through Trust
3,858	Series 2004-HYB4-2A1 5.186%, 09/20/2034(i)	3,350
406,321	Series 2005-23-A1 5.500%, 11/25/2035	227,203
1,920,304	Series 2006-9-A1 6.000%, 05/25/2036	879,015
115,752	Series 2007-10-A5 6.000%, 07/25/2037	54,725
463,244	Series 2007-13-A5 6.000%, 08/25/2037	236,758
	Credit Suisse First Boston Mortgage Securities Corp.
919,440	Series 2005-11-7A1 6.000%, 12/25/2035	497,413
	Credit Suisse First Boston Mortgage-Backed Pass-Through Certificates
28,704	Series 2003-27-4A4 5.750%, 11/25/2033	28,346
2,269,653	Series 2005-10-10A3 6.000%, 11/25/2035	611,823
	Credit Suisse Mortgage-Backed Trust
609,764	Series 2006-6-1A10 6.000%, 07/25/2036	300,785
650,041	Series 2007-1-4A1 6.500%, 02/25/2022	78,935
26,657	Series 2007-2-2A5 5.000%, 03/25/2037	20,249

The accompanying notes are an integral part of these financial statements.

48	Litman Gregory Funds Trust

iMGP Alternative Strategies Fund

CONSOLIDATED SCHEDULE OF INVESTMENTS IN SECURITIES at December 31, 2023 (Continued)

Principal Amount^		Value

MORTGAGE-BACKED SECURITIES (CONTINUED)
	Credit Suisse Mortgage-Backed Trust (Continued)
$ 635,000	Series 2014-USA-D 4.373%, 09/15/2037(b)	$371,717
1,475,000	Series 2014-USA-E 4.373%, 09/15/2037(b)	697,567
266,364	Series 2020-RPL3-A1 4.046%, 03/25/2060(b)(i)	252,679
1,100,000	Series 2021-NQM1-B2 3.831%, 05/25/2065(b)(i)	718,202
	CSAIL Commercial Mortgage Trust
1,130,000	Series 2016-C6-C 4.919%, 01/15/2049(i)	962,460
1,400,000	Series 2020-C19-D 2.500%, 03/15/2053(b)	762,807
	DBUBS Mortgage Trust
310,000	Series 2017-BRBK-D 3.530%, 10/10/2034(b)(i)	258,775
	Deutsche Mortgage & Asset Receiving Corp.
1,638,991	Series 2014-RS1-1A2 6.500%, 07/27/2037(b)(i)	1,304,223
	Deutsche Mortgage Securities, Inc. Mortgage Loan Trust
68,459	Series 2006-PR1-3A1 4.457%, 04/15/2036(b)(h) -1*1 mo. USD Term SOFR + 11.964%	62,575
	DOLP Trust
500,000	Series 2021-NYC-F 3.704%, 05/10/2041(b)(i)	250,430
500,000	Series 2021-NYC-G 3.704%, 05/10/2041(b)(i)	219,526
	DSLA Mortgage Loan Trust
88,295	Series 2005-AR5-2A1A 6.130%, 09/19/2045(h) 1 mo. USD Term SOFR + 0.774%	46,945
	Eleven Madison Trust Mortgage Trust
100,000	Series 2015-11MD-A 3.555%, 09/10/2035(b)(i)	90,075
	Federal Home Loan Mortgage Corp. REMICS
277,501	Series 3118-SD 1.247%, 02/15/2036(h)(j) -1*30 day USD SOFR Average + 6.586%	20,913
102,126	Series 3301-MS 0.647%, 04/15/2037(h)(j) -1*30 day USD SOFR Average + 5.986%	8,380
133,575	Series 3303-SE 0.627%, 04/15/2037(h)(j) -1*30 day USD SOFR Average + 5.966%	10,942
86,824	Series 3303-SG 0.647%, 04/15/2037(h)(j) -1*30 day USD SOFR Average + 5.986%	7,580
20,313	Series 3382-SB 0.547%, 11/15/2037(h)(j) -1*30 day USD SOFR Average + 5.886%	1,307
126,953	Series 3382-SW 0.847%, 11/15/2037(h)(j) -1*30 day USD SOFR Average + 6.186%	10,466

Principal Amount^		Value
$ 29,610	Series 3384-S 0.937%, 11/15/2037(h)(j) -1*30 day USD SOFR Average + 6.276%	$1,800
82,572	Series 3384-SG 0.857%, 08/15/2036(h)(j) -1*30 day USD SOFR Average + 6.196%	7,114
1,038,883	Series 3404-SA 0.547%, 01/15/2038(h)(j) -1*30 day USD SOFR Average + 5.886%	94,393
14,520	Series 3417-SX 0.727%, 02/15/2038(h)(j) -1*30 day USD SOFR Average + 6.066%	1,075
24,560	Series 3423-GS 0.197%, 03/15/2038(h)(j) -1*30 day USD SOFR Average + 5.536%	1,447
169,683	Series 3423-TG 0.350%, 03/15/2038(h)(j) -1*30 day USD SOFR Average + 5.886%	570
1,251,846	Series 3435-S 0.527%, 04/15/2038(h)(j) -1*30 day USD SOFR Average + 5.866%	111,809
37,747	Series 3445-ES 0.547%, 05/15/2038(h)(j) -1*30 day USD SOFR Average + 5.886%	2,144
189,471	Series 3523-SM 0.547%, 04/15/2039(h)(j) -1*30 day USD SOFR Average + 5.886%	14,427
87,445	Series 3560-KS 0.947%, 11/15/2036(h)(j) -1*30 day USD SOFR Average + 6.286%	4,051
40,869	Series 3598-SA 0.897%, 11/15/2039(h)(j) -1*30 day USD SOFR Average + 6.236%	2,804
58,707	Series 3641-TB 4.500%, 03/15/2040	58,148
153,067	Series 3728-SV 0.000%, 09/15/2040(d)(h)(j) -1*30 day USD SOFR Average + 4.336%	5,390
100,983	Series 3758-S 0.577%, 11/15/2040(h)(j) -1*30 day USD SOFR Average + 5.916%	8,802
122,474	Series 3770-SP 1.047%, 11/15/2040(h)(j) -1*30 day USD SOFR Average + 6.386%	2,411
144,736	Series 3815-ST 0.397%, 02/15/2041(h)(j) -1*30 day USD SOFR Average + 5.736%	11,040
81,451	Series 3872-SL 0.497%, 06/15/2041(h)(j) -1*30 day USD SOFR Average + 5.836%	6,157
67,852	Series 3900-SB 0.517%, 07/15/2041(h)(j) -1*30 day USD SOFR Average + 5.856%	5,335
14,996	Series 3946-SM 0.000%, 10/15/2041(d)(h) -1*30 day USD SOFR Average + 14.357%	13,079
218,839	Series 3972-AZ 3.500%, 12/15/2041	201,005
1,154,654	Series 3984-DS 0.497%, 01/15/2042(h)(j) -1*30 day USD SOFR Average + 5.836%	99,603

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	49

iMGP Alternative Strategies Fund

CONSOLIDATED SCHEDULE OF INVESTMENTS IN SECURITIES at December 31, 2023 (Continued)

Principal Amount^		Value

MORTGAGE-BACKED SECURITIES (CONTINUED)
	Federal Home Loan Mortgage Corp. REMICS (Continued)
$ 2,199,698	Series 4080-DS 1.247%, 03/15/2041(h)(j) -1*30 day USD SOFR Average + 6.586%	$125,073
1,358,240	Series 4239-OU 0.000%, 07/15/2043(d)(m)	844,760
1,353,612	Series 4291-MS 0.447%, 01/15/2054(h)(j) -1*30 day USD SOFR Average + 5.786%	115,670
363,745	Series 4314-MS 0.647%, 07/15/2043(h)(j) -1*30 day USD SOFR Average + 5.986%	10,179
6,600,505	Series 5057-TI 3.000%, 11/25/2050(j)	1,030,614
5,484,743	Series 5070-MI 3.500%, 02/25/2051(j)	816,990
	Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes REMIC
4,000,000	Series 2021-DNA6-B1 8.737%, 10/25/2041(b)(h) 30 day USD SOFR Average + 3.400%	4,071,963
	Federal National Mortgage Association
22,468,362	Series 2019-M25-X 0.126%, 11/25/2029(i)(j)	118,566
24,229,335	Series 2019-M5-X 0.485%, 02/25/2029(i)(j)	346,266
24,377,117	Series 2021-M23-X1 0.599%, 11/01/2031(i)(j)	482,567
	Federal National Mortgage Association Connecticut Avenue Securities
76,539	Series 2020-R01-1M2 7.502%, 01/25/2040(b)(h) 30 day USD SOFR Average + 2.164%	77,588
1,000,000	Series 2022-R03-1B2 15.187%, 03/25/2042(b)(h) 30 day USD SOFR Average + 9.850%	1,130,848
	Federal National Mortgage Association REMICS
125,410	Series 2003-84-PZ 5.000%, 09/25/2033	124,534
106,258	Series 2005-42-SA 1.348%, 05/25/2035(h)(j) -1*30 day USD SOFR Average + 6.686%	1,825
980,069	Series 2006-92-LI 1.128%, 10/25/2036(h)(j) -1*30 day USD SOFR Average + 6.466%	100,164
280,591	Series 2007-39-AI 0.668%, 05/25/2037(h)(j) -1*30 day USD SOFR Average + 6.006%	22,326
77,850	Series 2007-57-SX 1.168%, 10/25/2036(h)(j) -1*30 day USD SOFR Average + 6.506%	7,421
14,701	Series 2007-68-SA 1.198%, 07/25/2037(h)(j) -1*30 day USD SOFR Average + 6.536%	1,213
17,426	Series 2008-1-CI 0.848%, 02/25/2038(h)(j) -1*30 day USD SOFR Average + 6.186%	1,639

Principal Amount^		Value
$ 765,120	Series 2008-33-SA 0.548%, 04/25/2038(h)(j) -1*30 day USD SOFR Average + 5.886%	$67,768
10,504	Series 2008-56-SB 0.608%, 07/25/2038(h)(j) -1*30 day USD SOFR Average + 5.946%	444
1,422,118	Series 2009-110-SD 0.798%, 01/25/2040(h)(j) -1*30 day USD SOFR Average + 6.136%	97,366
14,711	Series 2009-111-SE 0.798%, 01/25/2040(h)(j) -1*30 day USD SOFR Average + 6.136%	1,555
121,417	Series 2009-86-CI 0.348%, 09/25/2036(h)(j) -1*30 day USD SOFR Average + 5.686%	6,404
62,258	Series 2009-87-SA 0.548%, 11/25/2049(h)(j) -1*30 day USD SOFR Average + 5.886%	6,396
25,173	Series 2009-90-IB 0.268%, 04/25/2037(h)(j) -1*30 day USD SOFR Average + 5.606%	1,433
25,487	Series 2010-11-SC 0.000%, 02/25/2040(d)(h)(j) -1*30 day USD SOFR Average + 4.686%	1,262
20,269	Series 2010-115-SD 1.148%, 11/25/2039(h)(j) -1*30 day USD SOFR Average + 6.486%	1,799
1,624,427	Series 2010-123-SK 0.598%, 11/25/2040(h)(j) -1*30 day USD SOFR Average + 5.936%	178,660
23,784	Series 2010-134-SE 1.198%, 12/25/2025(h)(j) -1*30 day USD SOFR Average + 6.536%	59
104,950	Series 2010-15-SL 0.000%, 03/25/2040(d)(h)(j) -1*30 day USD SOFR Average + 4.836%	6,149
27,950	Series 2010-9-GS 0.000%, 02/25/2040(d)(h)(j) -1*30 day USD SOFR Average + 4.636%	1,053
6,420	Series 2011-110-LS 0.000%, 11/25/2041(d)(h) -1*30 day USD SOFR Average + 9.871%	5,076
60,834	Series 2011-111-VZ 4.000%, 11/25/2041	58,173
259,351	Series 2011-141-PZ 4.000%, 01/25/2042	248,213
1,016,295	Series 2011-93-ES 1.048%, 09/25/2041(h)(j) -1*30 day USD SOFR Average + 6.386%	94,356
655,156	Series 2012-106-SA 0.708%, 10/25/2042(h)(j) -1*30 day USD SOFR Average + 6.046%	63,094
1,412,077	Series 2014-50-WS 0.748%, 08/25/2044(h)(j) -1*30 day USD SOFR Average + 6.086%	105,382
6,042,184	Series 2019-31-S 0.598%, 07/25/2049(h)(j) -1*30 day USD SOFR Average + 5.936%	710,405
17,290,335	Series 2019-M12-X 0.560%, 06/25/2029(i)(j)	280,584
7,859,125	Series 2019-M24-2XA 1.143%, 03/25/2031(i)(j)	445,175

The accompanying notes are an integral part of these financial statements.

50	Litman Gregory Funds Trust

iMGP Alternative Strategies Fund

CONSOLIDATED SCHEDULE OF INVESTMENTS IN SECURITIES at December 31, 2023 (Continued)

Principal Amount^		Value

MORTGAGE-BACKED SECURITIES (CONTINUED)
	Federal National Mortgage Association REMICS (Continued)
$ 20,848,712	Series 2019-M7-X 0.329%, 04/25/2029(i)(j)	$267,187
26,921,167	Series 2020-M10-X4 0.885%, 07/25/2032(i)(j)	1,187,415
16,318,284	Series 2020-M10-X9 0.761%, 12/25/2027(i)(j)	252,625
7,000,516	Series 2020-M13-X2 1.225%, 09/25/2030(i)(j)	323,537
8,353,756	Series 2020-M6-X 1.312%, 10/25/2024(i)(j)	25,427
67,855,000	Series 2022-M4-X2 0.184%, 05/25/2030(i)(j)	668,847
	Federal National Mortgage Association-Aces
126,631,688	Series 2021-M17-X 0.099%, 07/25/2031(i)(j)	566,398
	First Horizon Alternative Mortgage Securities Trust
593,817	Series 2006-FA6-1A4 6.250%, 11/25/2036	278,780
210,107	Series 2007-FA4-1A7 6.000%, 08/25/2037	84,773
	First Horizon Mortgage Pass-Through Trust
104,335	Series 2006-1-1A10 6.000%, 05/25/2036	48,677
	Fontainebleau Miami Beach Trust
574,000	Series 2019-FBLU-H 3.963%, 12/10/2036(b)(i)	540,993
	GCAT Trust
37,417	Series 2019-RPL1-A1 2.650%, 10/25/2068(b)(i)	35,670
	Government National Mortgage Association
320,327	Series 2007-21-S 0.727%, 04/16/2037(h)(j) -1*1 mo. USD Term SOFR + 6.086%	14,207
106,853	Series 2008-69-SB 2.158%, 08/20/2038(h)(j) -1*1 mo. USD Term SOFR + 7.516%	7,001
119,187	Series 2009-104-SD 0.877%, 11/16/2039(h)(j) -1*1 mo. USD Term SOFR + 6.236%	11,072
11,513	Series 2010-98-IA 5.452%, 03/20/2039(i)(j)	504
186,693	Series 2011-45-GZ 4.500%, 03/20/2041	185,969
59,638	Series 2011-69-OC 0.000%, 05/20/2041(d)(m)	50,558
1,210,445	Series 2011-69-SC 0.000%, 05/20/2041(d)(h)(j) -1*1 mo. USD Term SOFR + 5.266%	90,584
213,753	Series 2011-89-SA 0.000%, 06/20/2041(d)(h)(j) -1*1 mo. USD Term SOFR + 5.336%	15,943
688,853	Series 2013-102-BS 0.678%, 03/20/2043(h)(j) -1*1 mo. USD Term SOFR + 6.036%	43,274

Principal Amount^		Value
$ 10,405,842	Series 2013-155-IB 0.178%, 09/16/2053(i)(j)	$55,598
1,545,147	Series 2014-145-CS 0.127%, 05/16/2044(h)(j) -1*1 mo. USD Term SOFR + 5.486%	113,416
1,000,393	Series 2014-156-PS 0.778%, 10/20/2044(h)(j) -1*1 mo. USD Term SOFR + 6.136%	106,350
2,429,547	Series 2014-4-SA 0.627%, 01/16/2044(h)(j) -1*1 mo. USD Term SOFR + 5.986%	241,298
4,231,167	Series 2014-41-SA 0.628%, 03/20/2044(h)(j) -1*1 mo. USD Term SOFR + 5.986%	454,213
1,716,536	Series 2014-5-SA 0.078%, 01/20/2044(h)(j) -1*1 mo. USD Term SOFR + 5.436%	160,799
2,148,031	Series 2014-58-SG 0.127%, 04/16/2044(h)(j) -1*1 mo. USD Term SOFR + 5.486%	146,243
1,706,021	Series 2014-76-SA 0.128%, 01/20/2040(h)(j) -1*1 mo. USD Term SOFR + 5.486%	137,756
2,353,614	Series 2014-95-CS 0.777%, 06/16/2044(h)(j) -1*1 mo. USD Term SOFR + 6.136%	193,680
5,517,360	Series 2016-162-IO 0.701%, 09/16/2058(i)(j)	181,272
1,764,887	Series 2018-105-SH 0.778%, 08/20/2048(h)(j) -1*1 mo. USD Term SOFR + 6.136%	166,861
18,168,823	Series 2018-111-SA 0.000%, 08/20/2048(d)(h)(j) -1*1 mo. USD Term SOFR + 4.436%	860,025
7,223,812	Series 2018-134-CS 0.728%, 10/20/2048(h)(j) -1*1 mo. USD Term SOFR + 6.086%	673,834
5,871,601	Series 2019-22-SA 0.128%, 02/20/2045(h)(j) -1*1 mo. USD Term SOFR + 5.486%	658,292
5,629,018	Series 2019-H10-BI 0.008%, 06/20/2069(i)(j)	307,755
6,071,643	Series 2020-112-BS 0.778%, 08/20/2050(h)(j) -1*1 mo. USD Term SOFR + 6.136%	683,102
10,332,439	Series 2020-115-SC 0.000%, 08/20/2050(d)(h)(j) -1*1 mo. USD Term SOFR + 4.086%	496,490
5,426,111	Series 2020-142-SD 0.828%, 09/20/2050(h)(j) -1*1 mo. USD Term SOFR + 6.186%	712,682
6,258,323	Series 2020-146-SH 0.828%, 10/20/2050(h)(j) -1*1 mo. USD Term SOFR + 6.186%	900,578
9,575,421	Series 2020-168-IA 0.978%, 12/16/2062(i)(j)	668,160
9,831,783	Series 2020-173-MI 2.500%, 11/20/2050(j)	1,334,430
4,935,377	Series 2020-188-LS 0.828%, 11/20/2050(h)(j) -1*1 mo. USD Term SOFR + 6.186%	746,376

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	51

iMGP Alternative Strategies Fund

CONSOLIDATED SCHEDULE OF INVESTMENTS IN SECURITIES at December 31, 2023 (Continued)

Principal Amount^		Value

MORTGAGE-BACKED SECURITIES (CONTINUED)
	Government National Mortgage Association (Continued)
$ 4,664,194	Series 2020-47-SL 0.000%, 07/20/2044(d)(h)(j) -1*1 mo. USD Term SOFR + 5.256%	$387,790
10,163,336	Series 2020-H11-HI 0.068%, 06/20/2070(i)(j)	686,721
10,022,881	Series 2020-H18-AI 0.087%, 09/20/2070(i)(j)	647,439
6,820,150	Series 2020-H19-BI 0.352%, 11/20/2070(i)(j)	490,837
5,319,199	Series 2021-1-QS 0.828%, 01/20/2051(h)(j) -1*1 mo. USD Term SOFR + 6.186%	750,803
7,707,826	Series 2021-107-SA 0.000%, 06/20/2051(d)(h)(j) -1*1 mo. USD Term SOFR + 3.636%	340,240
16,951,008	Series 2021-213-SN 0.000%, 12/20/2051(d)(h)(j) -1*30 day USD SOFR Average + 3.200%	381,496
9,285,615	Series 2021-52-IO 0.720%, 04/16/2063(i)(j)	498,582
4,416,176	Series 2021-59-S 0.000%, 04/20/2051(d)(h)(j) -1*30 day USD SOFR Average + 2.600%	55,715
9,045,220	Series 2021-77-IH 2.500%, 05/20/2051(j)	991,360
11,167,275	Series 2021-89-SA 0.000%, 05/20/2051(d)(h)(j) -1*1 mo. USD Term SOFR + 3.636%	361,553
20,330,306	Series 2021-97-SA 0.000%, 06/20/2051(d)(h)(j) -1*30 day USD SOFR Average + 2.600%	283,726
7,823,521	Series 2021-97-SB 0.000%, 06/20/2051(d)(h)(j) -1*1 mo. USD Term SOFR + 3.636%	242,133
39,908,136	Series 2021-H08-QI 0.214%, 05/20/2071(i)(j)	781,940
14,266,376	Series 2021-H19-AI 1.061%, 11/20/2071(i)(j)	858,760
14,746,926	Series 2022-48-IO 0.705%, 01/16/2064(i)(j)	891,036
10,144,868	Series 2022-83-IO 2.500%, 11/20/2051(j)	1,338,124
	GS Mortgage Securities Corp. Trust
130,000	Series 2012-BWTR-A 2.954%, 11/05/2034(b)	94,346
1,125,000	Series 2013-PEMB-C 3.550%, 03/05/2033(b)(i)	741,028
1,503,000	Series 2018-TWR-G 9.584%, 07/15/2031(b)(h) 1 mo. USD Term SOFR + 4.222%	110,510
600,000	Series 2021-ARDN-H 11.410%, 11/15/2026(b)(h) 1 mo. USD Term SOFR + 6.048%	557,680
	GS Mortgage Securities Trust
130,000	Series 2011-GC5-C 5.153%, 08/10/2044(b)(i)	92,908

Principal Amount^		Value
$ 1,010,000	Series 2011-GC5-D 5.153%, 08/10/2044(b)(i)	$314,629
100,000	Series 2014-GC18-B 4.885%, 01/10/2047(i)	93,594
1,344,000	Series 2014-GC26-D 4.599%, 11/10/2047(b)(i)	961,830
5,673,000	Series 2021-GSA3-XF 1.412%, 12/15/2054(b)(i)(j)	448,143
	GSCG Trust
710,000	Series 2019-600C-H 3.985%, 09/06/2034(b)(i)	7,481
	GSR Mortgage Loan Trust
29,786	Series 2005-4F-6A1 6.500%, 02/25/2035	28,166
500,611	Series 2005-9F-2A1 6.000%, 01/25/2036	236,881
66,261	Series 2005-AR6-4A5 5.478%, 09/25/2035(i)	59,885
217,019	Series 2006-7F-3A4 6.250%, 08/25/2036	74,579
	HarborView Mortgage Loan Trust
162,362	Series 2004-11-2A2A 6.110%, 01/19/2035(h) 1 mo. USD Term SOFR + 0.754%	133,020
	Hilton USA Trust
500,000	Series 2016-SFP-A 2.828%, 11/05/2035(b)	401,814
	Imperial Fund Mortgage Trust
2,000,000	Series 2021-NQM3-B2 4.146%, 11/25/2056(b)(i)	1,349,142
	IndyMac INDX Mortgage Loan Trust
109,289	Series 2004-AR7-A5 6.690%, 09/25/2034(h) 1 mo. USD Term SOFR + 1.334%	84,590
183,643	Series 2005-AR11-A3 3.674%, 08/25/2035(i)	135,946
894,410	Series 2007-AR5-2A1 3.278%, 05/25/2037(i)	700,778
	JP Morgan Chase Commercial Mortgage Securities Trust
1,285,000	Series 2011-C3-E 5.526%, 02/15/2046(b)(i)	507,296
255,467	Series 2012-LC9-C 3.784%, 12/15/2047(b)(i)	227,800
683,000	Series 2019-MFP-G 9.459%, 07/15/2036(b)(h) 1 mo. USD Term SOFR + 4.097%	645,717
683,000	Series 2019-MFP-XG 0.500%, 07/15/2036(b)(i)(j)	1,864
219,000	Series 2019-UES-C 4.343%, 05/05/2032(b)	211,988
224,000	Series 2019-UES-D 4.452%, 05/05/2032(b)(i)	215,579
261,000	Series 2019-UES-E 4.452%, 05/05/2032(b)(i)	250,050
274,000	Series 2019-UES-F 4.452%, 05/05/2032(b)(i)	261,341
299,000	Series 2019-UES-G 4.452%, 05/05/2032(b)(i)	284,043
	JP Morgan Mortgage Trust
167,861	Series 2004-S1-2A1 6.000%, 09/25/2034	165,444

The accompanying notes are an integral part of these financial statements.

52	Litman Gregory Funds Trust

iMGP Alternative Strategies Fund

CONSOLIDATED SCHEDULE OF INVESTMENTS IN SECURITIES at December 31, 2023 (Continued)

Principal Amount^		Value

MORTGAGE-BACKED SECURITIES (CONTINUED)
	JP Morgan Mortgage Trust (Continued)
$ 1,276,296	Series 2005-ALT1-3A1 4.739%, 10/25/2035(i)	$986,336
5,633	Series 2007-A1-4A2 5.674%, 07/25/2035(a)(i)	5,292
539,484	Series 2007-S3-1A97 6.000%, 08/25/2037	264,180
	JPMBB Commercial Mortgage Securities Trust
78,000	Series 2015-C27-D 3.803%, 02/15/2048(b)(i)	48,210
4,749,500	Series 2015-C27-XFG 1.303%, 02/15/2048(b)(i)(j)	54,980
	Legacy Mortgage Asset Trust
668,492	Series 2020-GS1-A1 5.882%, 10/25/2059(b)(g)	668,448
3,457,849	Series 2020-GS3-A2 7.000%, 05/25/2060(b)(g)	3,026,724
	Lehman Mortgage Trust
543,507	Series 2006-2-2A3 5.750%, 04/25/2036	531,150
781,717	Series 2007-1-1A2 5.750%, 02/25/2037	762,210
	Lehman XS Trust
72,863	Series 2006-2N-1A1 5.990%, 02/25/2046(h) 1 mo. USD Term SOFR + 0.634%	56,741
	LHOME Mortgage Trust
3,700,000	Series 2021-RTL1-M 5.458%, 02/25/2026(b)(i)	3,418,887
	Master Alternative Loan Trust
15,144	Series 2003-9-4A1 5.250%, 11/25/2033	14,714
11,663	Series 2004-5-1A1 5.500%, 06/25/2034	11,398
14,051	Series 2004-5-2A1 6.000%, 06/25/2034	13,965
61,572	Series 2004-8-2A1 6.000%, 09/25/2034	59,911
	Merrill Lynch Mortgage Investors Trust
2,534	Series 2006-2-2A 5.470%, 05/25/2036(i)	2,342
	Mill City Mortgage Loan Trust
305,000	Series 2021-NMR1-M3 2.500%, 11/25/2060(b)(i)	241,340
	Morgan Stanley Bank of America Merrill Lynch Trust
858,000	Series 2015-C21-C 4.126%, 03/15/2048(i)	660,874
	Morgan Stanley Bank of America Merrill Lynch Trust
560,000	Series 2013-C11-B 4.077%, 08/15/2046(i)	350,111
1,155,000	Series 2016-C31-D 3.000%, 11/15/2049(b)(i)	711,310
	Morgan Stanley Capital I Trust
151,008	Series 2011-C2-D 5.211%, 06/15/2044(b)(i)	136,805

Principal Amount^		Value
$ 540,000	Series 2011-C2-E 5.211%, 06/15/2044(b)(i)	$390,374
613,000	Series 2018-H4-D 3.000%, 12/15/2051(b)	406,854
1,508,000	Series 2019-PLND-F 8.277%, 05/15/2036(b)(h) 1 mo. USD Term SOFR + 2.914%	733,715
	Morgan Stanley Mortgage Loan Trust
1,095,442	Series 2005-9AR-2A 5.369%, 12/25/2035(i)	1,003,636
2,196,158	Series 2006-11-2A2 6.000%, 08/25/2036	956,409
254,878	Series 2006-7-3A 5.209%, 06/25/2036(i)	142,466
223,113	Series 2007-13-6A1 6.000%, 10/25/2037	122,097
	New Residential Mortgage Loan Trust
2,250,000	Series 2021-NQ1R-M1 2.273%, 07/25/2055(b)(i)	1,733,620
	NewRez Warehouse Securitization Trust
1,906,667	Series 2021-1-F 10.720%, 05/25/2055(b)(h) 1 mo. USD Term SOFR + 5.364%	1,910,495
	Preston Ridge Partners Mortgage LLC
3,574,648	Series 2021-2-A1 2.115%, 03/25/2026(b)(i)	3,540,060
400,000	Series 2021-2-A2 3.770%, 03/25/2026(b)(i)	394,313
286,780	Series 2021-9-A1 2.363%, 10/25/2026(b)(g)	278,837
	Prime Mortgage Trust
713,968	Series 2006-DR1-2A1 5.500%, 05/25/2035(b)	616,994
	Residential Accredit Loans, Inc.
229,624	Series 2006-QS17-A5 6.000%, 12/25/2036	187,477
	Residential Accredit Loans, Inc. Trust
267,993	Series 2006-QS7-A3 6.000%, 06/25/2036	206,996
319,130	Series 2007-QS1-2A10 6.000%, 01/25/2037	243,691
281,642	Series 2007-QS8-A8 6.000%, 06/25/2037	212,433
	Residential Asset Securitization Trust
194,506	Series 2006-A8-1A1 6.000%, 08/25/2036	109,119
226,811	Series 2007-A1-A8 6.000%, 03/25/2037	75,664
	Residential Funding Mtg Sec I Trust
276,233	Series 2006-S4-A5 6.000%, 04/25/2036	218,523
	SMR Mortgage Trust
1,159,656	Series 2022-IND-G 12.862%, 02/15/2039(b)(h) 1 mo. USD Term SOFR + 7.500%	866,481
	Starwood Retail Property Trust
235,000	Series 2014-STAR-C 8.500%, 11/15/2027(a)(b)(h)	86,081
980,000	Series 2014-STAR-D 8.500%, 11/15/2027(a)(b)(h)	222,068
950,000	Series 2014-STAR-E 8.500%, 11/15/2027(a)(b)(h)	47,500

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	53

iMGP Alternative Strategies Fund

CONSOLIDATED SCHEDULE OF INVESTMENTS IN SECURITIES at December 31, 2023 (Continued)

Principal Amount^		Value

MORTGAGE-BACKED SECURITIES (CONTINUED)
	Structured Adjustable Rate Mortgage Loan Trust
$ 456,001	Series 2005-14-A1 5.780%, 07/25/2035(h) 1 mo. USD Term SOFR + 0.424%	$276,940
212,203	Series 2005-15-1A1 4.635%, 07/25/2035(i)	114,493
446,005	Series 2008-1-A2 4.444%, 10/25/2037(i)	348,737
	Structured Asset Securities Corp.
5,097,974	Series 2007-4-1A3 0.780%, 03/28/2045(b)(h)(j) -1*1 mo. USD Term SOFR + 6.136%	325,536
	Toorak Mortgage Corp. Ltd.
347,786	Series 2021-1-A1 3.240%, 06/25/2024(b)(g)	341,289
	TTAN
514,784	Series 2021-MHC-G 9.677%, 03/15/2038(b)(h) 1 mo. USD Term SOFR + 4.314%	494,930
	UBS-Barclays Commercial Mortgage Trust
1,000,000	Series 2013-C5-C 3.746%, 03/10/2046(b)(i)	782,187
	Verus Securitization Trust
2,000,000	Series 2021-7-B2 4.192%, 10/25/2066(b)(i)	1,360,286
	Washington Mutual Mortgage Pass-Through Certificates Trust
347,444	Series 2006-5-1A5 6.000%, 07/25/2036	268,280
373,420	Series 2006-8-A6 4.157%, 10/25/2036(g)	131,196
	Wells Fargo Alternative Loan Trust
83,723	Series 2007-PA2-3A1 5.820%, 06/25/2037(h) 1 mo. USD Term SOFR + 0.464%	59,919
123,338	Series 2007-PA2-3A2 1.180%, 06/25/2037(h)(j) -1*1 mo. USD Term SOFR + 6.536%	8,299
	Wells Fargo Commercial Mortgage Trust
464,093	Series 2013-LC12-B 3.954%, 07/15/2046(i)	406,528
19,971,000	Series 2015-C28-XE 1.080%, 05/15/2048(b)(i)(j)	264,138
600,000	Series 2016-C34-C 5.061%, 06/15/2049(i)	482,743
135,000	Series 2016-C36-B 3.671%, 11/15/2059(i)	114,787
130,000	Series 2016-C36-C 4.118%, 11/15/2059(i)	93,155
6,406,000	Series 2017-C42-XE 1.300%, 12/15/2050(b)(i)(j)	260,911
	Wells Fargo Mortgage-Backed Securities Trust
43,122	Series 2006-AR19-A1 6.355%, 12/25/2036(i)	41,781

Principal Amount^		Value
	WFRBS Commercial Mortgage Trust
$ 214,000	Series 2011-C3-D 5.855%, 03/15/2044(b)(i)	$62,096
395,000	Series 2011-C4-E 4.979%, 06/15/2044(b)(i)	276,280
1,020,000	Series 2012-C10-C 4.329%, 12/15/2045(i)	710,098
250,000	Series 2014-C24-B 4.204%, 11/15/2047(i)	219,002

TOTAL MORTGAGE-BACKED SECURITIES (Cost $150,176,304)		112,833,703

SHORT-TERM INVESTMENTS: 22.1%

REPURCHASE AGREEMENTS: 5.1%
34,778,955	Fixed Income Clearing Corp. 1.600%, 12/29/2023, due 01/02/2024(o) [collateral: par value $35,850,800, U.S. Treasury Note, 0.500% - 3.875%, due 01/15/2026 - 02/28/2026 value $35,489,713] (proceeds $34,785,138)	34,778,955

TOTAL REPURCHASE AGREEMENTS (Cost $34,778,955)		34,778,955

TREASURY BILLS: 17.0%
	U.S. Treasury Bills
102,900,000	5.208%, 03/21/2024(d)(n)(o)	101,728,789
2,780,000	5.274%, 03/28/2024(c)(d)(n)	2,745,521
1,600,000	5.246%, 04/04/2024(c)(d)(n)	1,584,974
3,770,000	5.167%, 04/18/2024(c)(d)(n)	3,711,875
2,030,000	5.265%, 05/02/2024(c)(d)(n)	1,994,846
3,200,000	5.195%, 09/05/2024(c)(d)(n)	3,096,137
1,100,000	5.106%, 10/03/2024(c)(d)(n)	1,060,476

TOTAL TREASURY BILLS (Cost $115,855,733)		115,922,618

TOTAL SHORT-TERM INVESTMENTS (Cost $150,634,688)		150,701,573

TOTAL PURCHASED OPTIONS (Cost $67,231): 0.0%		38,433

TOTAL INVESTMENTS (Cost: $735,906,353): 97.2%		664,417,889

Other Assets in Excess of Liabilities: 2.8%		19,289,552

NET ASSETS: 100.0%		$683,707,441

Percentages are stated as a percent of net assets.

ADR	American Depositary Receipt
CLO	Collateralized Loan Obligation
CMT	Constant Maturity Treasury Index
EURIBOR	Euro Interbank Offered Rate
FEDL01	Federal Funds Rate
LIBOR	London Interbank Offered Rate
LP	Limited Partnership

The accompanying notes are an integral part of these financial statements.

54	Litman Gregory Funds Trust

iMGP Alternative Strategies Fund

CONSOLIDATED SCHEDULE OF INVESTMENTS IN SECURITIES at December 31, 2023 (Continued)

PIK	Payment-in-kind
REIT	Real Estate Investment Trust
REMICS	Real Estate Mortgage Investment Conduit
SOFR	Secured Overnight Financing Rate
*	Non-Income Producing Security.
^	The principal amount is stated in U.S. Dollars unless otherwise indicated.
(a)	Security is valued using significant unobservable inputs in good faith in accordance with procedures approved by the Board of Trustees.
(b)

Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under Securities Act of 1933.

(c)	Securities with an aggregate fair value of $34,743,151 have been pledged as collateral for options, total return swaps, credit default swaps, securities sold short and futures positions.
(d)	Issued with a zero coupon. Income is recognized through the accretion of discount.
(e)	Perpetual Call.
(f)	Pay-in-kind security.
(g)	Coupon increases periodically based upon a predetermined schedule. Stated interest rate in effect at December 31, 2023.
(h)	Floating Interest Rate at December 31, 2023.
(i)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect at December 31, 2023.
(j)	Interest Only security. Security with a notional or nominal principal amount.
(k)

This position represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate, which will be adjusted on settlement date.

(l)	Security is currently in default and/or non-income producing.
(m)	Principal Only security.
(n)	The rate shown represents yield-to-maturity.
(o)	All or a portion of this security is held by the iMGP Alternative Strategies Subsidiary.

CURRENCY ABBREVIATIONS:

BRL	Brazilian real
CAD	Canadian dollar
EUR	Euro
GBP	British pound
IDR	Indonesian rupiah
MXN	Mexican peso
NOK	Norwegian krone
ZAR	South African rand

UNFUNDED LOAN COMMITMENTS—At December 31, 2023, the Fund had unfunded loan commitments which could be extended at the option of the borrowers, pursuant to the following agreements:

Borrower	Principal Amount	Current Value	Unrealized Gain (Loss)
Lealand Finance Co. BV, 0.500%, 03/28/2024	$381,588	$200,334	$(181,254)

CONSOLIDATED SCHEDULE OF INVESTMENTS IN PURCHASED OPTIONS at December 31, 2023
Description	Counterparty	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Fair Value	Premiums Paid	Unrealized Appreciation/ (Depreciation)
COMMON STOCKS
Call
Point Biopharma Global, Inc.	Morgan Stanley & Co.	$17.50	1/19/2024	441	$551,250	$2,205	$14,471	$(12,266)
Put
Hawaiian Holdings, Inc.	Morgan Stanley & Co.	11.00	4/19/2024	214	303,880	10,700	15,541	(4,841)
Hawaiian Holdings, Inc.	Morgan Stanley & Co.	12.00	4/19/2024	214	303,880	12,840	20,477	(7,637)
EXCHANGE TRADED
Put
U.S. Treasury 5-Year Future Option	JPMorgan Chase Bank N.A.	106.75	2/23/2024	56	6,091,313	12,688	16,742	(4,054)

Total Purchased Options						$38,433	$67,231	$(28,798)

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	55

iMGP Alternative Strategies Fund

CONSOLIDATED SCHEDULE OF INVESTMENTS IN SECURITIES SOLD SHORT at December 31, 2023

Shares		Value

COMMON STOCKS: 0.6%
(15,440)	Chevron Corp.	$(2,303,030)
(8,572)	Cineplex, Inc.*	(54,336)
(15,313)	Exxon Mobil Corp.	(1,530,994)
(6,993)	iRobot Corp.*	(270,629)
(1,315)	Masonite International Corp.*	(111,328)

TOTAL COMMON STOCKS (Proceeds $4,314,993)		(4,270,317)

TOTAL SECURITIES SOLD SHORT (Proceeds $4,314,993)		$(4,270,317)

The accompanying notes are an integral part of these financial statements.

56	Litman Gregory Funds Trust

iMGP Alternative Strategies Fund

CONSOLIDATED SCHEDULE OF INVESTMENTS IN FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS at December 31, 2023

At December 31, 2023, the Fund had the following forward foreign currency exchange contracts:

						Asset Derivatives	Liability Derivatives
Counterparty	Settlement Date	Fund Receiving	U.S. $ Value at December 31, 2023	Fund Delivering	U.S. $ Value at December 31, 2023	Unrealized Appreciation	Unrealized Depreciation
Bank of America N.A.	1/31/2024	USD	$1,732,367	EUR	$1,805,948	$—	$(73,581)
	3/5/2024	USD	327,963	EUR	332,628	—	(4,665)
Barclays Bank Plc	1/31/2024	USD	526,047	EUR	548,096	—	(22,049)
JPMorgan Chase Bank N.A.	1/11/2024	EUR	1,983,461	USD	1,933,467	49,994	—
	1/11/2024	EUR	1,093,004	USD	1,058,478	34,526	—
	1/11/2024	EUR	846,755	USD	819,659	27,096	—
	1/11/2024	USD	484,550	EUR	486,940	—	(2,390)
	1/11/2024	USD	113,235	EUR	118,586	—	(5,351)
	1/11/2024	USD	428,245	EUR	435,762	—	(7,517)
	1/11/2024	USD	195,853	EUR	204,209	—	(8,356)
	1/11/2024	USD	239,114	EUR	248,332	—	(9,218)
	1/11/2024	USD	248,884	EUR	259,539	—	(10,655)
	2/22/2024	USD	91,200	EUR	91,855	—	(655)
	2/22/2024	USD	575,795	EUR	579,084	—	(3,289)
Morgan Stanley & Co.	3/15/2024	EUR	30,725	USD	30,012	713	—
	3/15/2024	EUR	48,585	USD	47,971	614	—
	3/15/2024	USD	10,929	CAD	11,068	—	(139)
	3/15/2024	USD	990,613	CAD	1,020,068	—	(29,455)
	3/15/2024	USD	28,297	EUR	28,174	123	—
	3/15/2024	USD	1,741,103	EUR	1,784,524	—	(43,421)
	3/15/2024	USD	614,061	GBP	611,615	2,446	—
	3/15/2024	USD	103,220	GBP	103,869	—	(649)
	3/15/2024	USD	5,253,568	GBP	5,334,777	—	(81,209)
	3/15/2024	USD	3,188,206	NOK	3,456,666	—	(268,460)

			$20,895,780		$21,351,327	$115,512	$(571,059)

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	57

iMGP Alternative Strategies Fund

CONSOLIDATED SCHEDULE OF INVESTMENTS IN FUTURES CONTRACTS at December 31, 2023 (a)

Description	Number of Contracts	Notional Amount	Notional Value	Expiration Date	Unrealized Appreciation/ (Depreciation)
Futures Contracts – Long
3 Months SOFR Futures	35	$8,427,414	$8,469,125	9/16/2025	$41,711
30 Day Federal Funds Futures	3	1,185,595	1,186,720	4/30/2024	1,125
BP FX Currency Futures	4	313,294	318,775	3/18/2024	5,481
CAD FX Currency Futures	3	221,276	226,875	3/19/2024	5,599
Euro FX Currency Futures	61	8,386,807	8,444,687	3/18/2024	57,880
Japanese Yen Currency Futures	4	349,788	358,800	3/18/2024	9,012
MSCI EAFE Index Futures	59	6,518,428	6,644,580	3/15/2024	126,152
Nasdaq 100 E-mini Futures	8	2,568,472	2,723,760	3/15/2024	155,288
Russell 2000 E-mini Futures	16	1,509,936	1,638,160	3/15/2024	128,224
S&P 500 E-Mini Index Futures	135	31,968,592	32,535,000	3/15/2024	566,408
S&P Mid Cap 400 E-mini Futures	7	1,851,548	1,966,650	3/15/2024	115,102
U.S. Treasury 10-Year Note Futures	10	1,096,114	1,128,906	3/19/2024	32,792
U.S. Treasury 10-Year Ultra Note Futures	120	13,545,568	14,161,875	3/19/2024	616,307
U.S. Treasury 2-Year Note Futures	601	122,695,052	123,754,351	3/28/2024	1,059,299
U.S. Treasury 5-Year Note Futures	56	5,976,793	6,091,313	3/28/2024	114,520
U.S. Treasury Long Bond Futures	39	4,807,039	4,872,563	3/19/2024	65,524

Total Long					$3,100,424

Futures Contracts – Short
Japanese Yen Currency Futures	(239)	$(21,010,191)	$(21,438,300)	3/18/2024	$(428,109)
MSCI Emerging Market Index	(488)	(24,056,990)	(25,222,280)	3/15/2024	(1,165,290)
U.S. Dollar Index Futures	(15)	(1,551,903)	(1,515,435)	3/18/2024	36,468
U.S. Treasury 10-Year Note Futures	(329)	(36,221,404)	(37,141,016)	3/19/2024	(919,612)
U.S. Treasury 10-Year Ultra Note Futures	(249)	(28,274,918)	(29,385,891)	3/19/2024	(1,110,973)
U.S. Treasury 2-Year Note Futures	(152)	(31,052,750)	(31,298,937)	3/28/2024	(246,187)
U.S. Treasury 5-Year Note Futures	(295)	(31,532,582)	(32,088,164)	3/28/2024	(555,582)
U.S. Treasury Long Bond Futures	(20)	(2,336,146)	(2,498,750)	3/19/2024	(162,604)
U.S. Treasury Ultra-Long Bond Futures	(22)	(2,693,413)	(2,939,062)	3/19/2024	(245,649)
WTI Crude Futures (b)	(30)	(2,228,630)	(2,155,200)	3/20/2024	73,430

Total Short					$(4,724,108)

Total Futures Contracts					$(1,623,684)

(a)

Citigroup Global Markets, Inc., JPMorgan Chase Bank N.A., and StoneX Financial, Inc. are the counterparties for Open Futures Contracts held by the Fund and the iMGP Alternative Strategies Subsidiary at December 31, 2023.

(b)	Contracts held by the iMGP Alternative Strategies Subsidiary.

The accompanying notes are an integral part of these financial statements.

58	Litman Gregory Funds Trust

iMGP Alternative Strategies Fund

CONSOLIDATED SCHEDULE OF INVESTMENTS IN SWAPS at December 31, 2023

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACTS (1)(2)(3)
Description	Maturity Date	Fixed Deal (Pay) Rate	Implied Credit Spread at December 31, 2023	Notional Amount(4)		Periodic Payment Frequency	Fair Value	Upfront Premiums Paid / (Received)	Unrealized Appreciation / (Depreciation)
Buy Protection
Accor S.A. 3.000%, 02/04/2026	12/20/2028	(1.000%)	0.901%	EUR	(800,000)	Quarterly	$(4,004)	$3,963	$(7,967)
ADT Security Corp. (The) 4.125%, 06/15/2023	12/20/2028	(5.000%)	1.466%		$(4,000,000)	Quarterly	(610,367)	(502,276)	(108,091)
AES Corp. (The) 1.375%, 01/15/2026	12/20/2028	(5.000%)	1.175%		(4,000,000)	Quarterly	(668,407)	(596,734)	(71,673)
Airbus SE 0.875%, 05/13/2026	12/20/2028	(1.000%)	0.485%	EUR	(700,000)	Quarterly	(18,553)	(5,468)	(13,085)
Alstom S.A. 0.250%, 10/14/2026	12/20/2028	(1.000%)	1.901%		(4,500,000)	Quarterly	196,943	120,708	76,235
American Express Co. 4.050%, 05/03/2029	12/20/2028	(1.000%)	0.404%		$(4,500,000)	Quarterly	(120,829)	(99,587)	(21,242)
American International Group, Inc. 6.250%, 05/01/2036	12/20/2028	(1.000%)	0.593%		(4,400,000)	Quarterly	(80,008)	(72,134)	(7,874)
Amkor Technology, Inc. 6.625%, 09/15/2027	12/20/2028	(5.000%)	0.903%		(3,750,000)	Quarterly	(678,404)	(556,806)	(121,598)
Anglo American Capital PLC 1.625%, 03/11/2026	12/20/2028	(5.000%)	1.432%	EUR	(3,750,000)	Quarterly	(662,734)	(586,869)	(75,865)
Apache Corp. 4.375%, 10/15/2028	12/20/2028	(1.000%)	1.389%		$(7,750,000)	Quarterly	130,685	156,504	(25,819)
Arrow Electronics, Inc. 7.500%, 01/15/2027	12/20/2028	(1.000%)	0.840%		(3,700,000)	Quarterly	(26,186)	(13,116)	(13,070)
Assicurazioni Generali SpA 5.125%, 09/16/2024	12/20/2028	(1.000%)	0.719%	EUR	(800,000)	Quarterly	(11,477)	(4,351)	(7,126)
Avis Budget Car Rental LLC / Avis Budget Finance, Inc. 4.750%, 04/01/2028	12/20/2028	(5.000%)	3.473%		$(4,250,000)	Quarterly	(258,897)	(156,642)	(102,255)
Bank of America Corp. 3.500%, 04/19/2026	12/20/2028	(1.000%)	0.689%		(3,900,000)	Quarterly	(54,026)	(23,278)	(30,748)
Barclays PLC 1.375%, 01/24/2026	12/20/2028	(1.000%)	0.879%	EUR	(4,300,000)	Quarterly	(26,293)	47,890	(74,183)
Baxter International, Inc. 2.600%, 08/15/2026	12/20/2028	(1.000%)	0.719%		$(4,400,000)	Quarterly	(55,071)	(35,891)	(19,180)
Bayer AG 0.375%, 07/06/2024	12/20/2028	(1.000%)	1.053%	EUR	(3,700,000)	Quarterly	9,789	34,985	(25,196)
Best Buy Co., Inc. 4.450%, 10/01/2028	12/20/2028	(5.000%)	0.660%		$(3,200,000)	Quarterly	(619,400)	(597,656)	(21,744)
Block Financial LLC 2.500%, 07/15/2028	12/20/2028	(5.000%)	0.559%		(600,000)	Quarterly	(119,334)	(116,926)	(2,408)
BNP Paribas S.A. 2.250%, 01/11/2027	12/20/2028	(1.000%)	0.668%	EUR	(3,200,000)	Quarterly	1,700	(10,939)	12,639
Bombardier, Inc. 7.450%, 05/01/2034	12/20/2028	(5.000%)	3.463%		$(4,250,000)	Quarterly	(260,757)	(137,307)	(123,450)
Bouygues S.A. 1.375%, 06/07/2027	12/20/2028	(1.000%)	0.333%	EUR	(4,200,000)	Quarterly	(145,227)	(102,085)	(43,142)
BP Capital Markets PLC 2.972%, 02/27/2026	12/20/2028	(1.000%)	0.626%		$(800,000)	Quarterly	(15,330)	(11,154)	(4,176)
British Telecommunications PLC 5.750%, 12/07/2028	12/20/2028	(1.000%)	0.754%		(4,300,000)	Quarterly	(53,872)	9,087	(62,959)

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	59

iMGP Alternative Strategies Fund

CONSOLIDATED SCHEDULE OF INVESTMENTS IN SWAPS at December 31, 2023 (Continued)

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACTS (1)(2)(3) (CONTINUED)
Description	Maturity Date	Fixed Deal (Pay) Rate	Implied Credit Spread at December 31, 2023	Notional Amount(4)		Periodic Payment Frequency	Fair Value	Upfront Premiums Paid / (Received)	Unrealized Appreciation / (Depreciation)
Buy Protection (Continued)
Cardinal Health, Inc. 3.410%, 06/15/2027	12/20/2028	(1.000%)	0.394%		$(4,400,000)	Quarterly	$(120,245)	$(90,926)	$(29,319)
Carlsberg Breweries AS 2.500%, 05/28/2024	12/20/2028	(1.000%)	0.281%	EUR	(4,200,000)	Quarterly	(156,707)	(133,242)	(23,465)
Carnival Corp. 6.650%, 01/15/2028	12/20/2028	(1.000%)	3.609%		$(2,600,000)	Quarterly	269,316	520,250	(250,934)
CCO Holdings LLC / CCO Holdings Capital Corp. 5.000%, 02/01/2028	12/20/2028	(5.000%)	2.369%		(3,500,000)	Quarterly	(383,634)	(332,058)	(51,576)
CDX North America High Yield Index Series 41 5.000%, 12/20/2028	12/20/2028	(5.000%)	3.562%		(13,860,000)	Quarterly	(808,493)	(64,795)	(743,698)
Centrica PLC 4.375%, 03/13/2029	12/20/2028	(1.000%)	0.583%	EUR	(800,000)	Quarterly	(17,115)	(10,751)	(6,364)
Citigroup, Inc. 3.400%, 05/01/2026	12/20/2028	(1.000%)	0.636%		$(4,500,000)	Quarterly	(73,217)	(43,408)	(29,809)
CNH Industrial N.V. 3.850%, 11/15/2027	12/20/2028	(5.000%)	1.018%	EUR	(3,300,000)	Quarterly	(661,961)	(609,442)	(52,519)
CSC Holdings LLC 5.375%, 02/01/2028	12/20/2028	(5.000%)	17.716%		$(300,000)	Quarterly	92,881	103,875	(10,994)
CVS Health Corp. 2.625%, 08/15/2024	12/20/2028	(1.000%)	0.499%		(4,550,000)	Quarterly	(102,265)	(70,329)	(31,936)
Deutsche Bank AG 4.000%, 06/24/2032	12/20/2028	(1.000%)	1.219%	EUR	(800,000)	Quarterly	42,311	24,916	17,395
EDP Finance B.V. 2.000%, 04/22/2025	12/20/2028	(1.000%)	0.586%		(3,750,000)	Quarterly	(79,660)	(31,195)	(48,465)
Electrolux AB 2.500%, 05/18/2030	12/20/2028	(1.000%)	1.308%		(4,500,000)	Quarterly	69,030	92,920	(23,890)
Enbridge, Inc. 3.500%, 06/10/2024	12/20/2028	(1.000%)	0.769%		$(900,000)	Quarterly	(9,242)	797	(10,039)
Enel SpA 5.250%, 05/20/2024	12/20/2028	(1.000%)	0.703%	EUR	(700,000)	Quarterly	(10,609)	1,359	(11,968)
Engie S.A. 1.500%, 03/27/2028	12/20/2028	(1.000%)	0.381%		(3,450,000)	Quarterly	(110,484)	(77,076)	(33,408)
Exelon Corp. 3.400%, 04/15/2026	12/20/2028	(1.000%)	0.377%		$(4,100,000)	Quarterly	(115,199)	(109,692)	(5,507)
Expedia Group, Inc. 6.250%, 05/01/2025	12/20/2028	(1.000%)	0.752%		(4,500,000)	Quarterly	(49,500)	38,567	(88,067)
FirstEnergy Corp. 7.375%, 11/15/2031	12/20/2028	(1.000%)	0.622%		(4,500,000)	Quarterly	(76,057)	(39,053)	(37,004)
Freeport-McMoRan, Inc. 5.000%, 09/01/2027	12/20/2028	(1.000%)	1.097%		(800,000)	Quarterly	3,404	20,096	(16,692)
Gap, Inc. (The) 3.625%, 10/01/2029	12/20/2028	(1.000%)	2.762%		(900,000)	Quarterly	65,053	123,750	(58,697)
General Electric Co. 6.750%, 03/15/2032	12/20/2028	(1.000%)	0.447%		(1,100,000)	Quarterly	(27,350)	(22,183)	(5,167)
Goldman Sachs Group, Inc. (The) 7.402%, 10/28/2027	12/20/2028	(1.000%)	0.697%		(900,000)	Quarterly	(12,155)	2,781	(14,936)

The accompanying notes are an integral part of these financial statements.

60	Litman Gregory Funds Trust

iMGP Alternative Strategies Fund

CONSOLIDATED SCHEDULE OF INVESTMENTS IN SWAPS at December 31, 2023 (Continued)

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACTS (1)(2)(3) (CONTINUED)
Description	Maturity Date	Fixed Deal (Pay) Rate	Implied Credit Spread at December 31, 2023	Notional Amount(4)		Periodic Payment Frequency	Fair Value	Upfront Premiums Paid / (Received)	Unrealized Appreciation / (Depreciation)
Buy Protection (Continued)
Hapag-Lloyd AG 2.500%, 04/15/2028	12/20/2028	(5.000%)	2.830%	EUR	(1,900,000)	Quarterly	$(193,119)	$(226,316)	$33,197
Heidelberg Materials AG 2.250%, 06/03/2024	12/20/2028	(5.000%)	0.989%		(700,000)	Quarterly	(141,574)	(117,529)	(24,045)
Holcim AG 1.000%, 12/11/2024	12/20/2028	(1.000%)	0.754%		(700,000)	Quarterly	(8,787)	6,065	(14,852)
Host Hotels & Resorts L.P. 3.375%, 12/15/2029	12/20/2028	(1.000%)	0.895%		$(800,000)	Quarterly	(3,707)	3,863	(7,570)
Howmet Aerospace, Inc. 5.125%, 10/01/2024	12/20/2028	(1.000%)	0.779%		(800,000)	Quarterly	(7,842)	(1,413)	(6,429)
HP, Inc. 3.000%, 06/17/2027	12/20/2028	(1.000%)	0.717%		(3,750,000)	Quarterly	(47,146)	10,133	(57,279)
ING Groep N.V. 4.422%, 09/20/2023	12/20/2028	(1.000%)	0.575%	EUR	(4,250,000)	Quarterly	(92,716)	(63,448)	(29,268)
International Paper Co. 5.000%, 09/15/2035	12/20/2028	(1.000%)	0.496%		$(4,500,000)	Quarterly	(101,716)	(68,469)	(33,247)
ITV PLC 1.375%, 09/26/2026	12/20/2028	(5.000%)	1.057%	EUR	(3,650,000)	Quarterly	(723,773)	(619,938)	(103,835)
KB Home 6.875%, 06/15/2027	12/20/2028	(5.000%)	1.403%		$(700,000)	Quarterly	(108,996)	(97,492)	(11,504)
Koninklijke KPN N.V. 5.625%, 09/30/2024	12/20/2028	(1.000%)	0.440%	EUR	(700,000)	Quarterly	(20,213)	(13,457)	(6,756)
Koninklijke Philips N.V. 0.500%, 05/22/2026	12/20/2028	(1.000%)	0.587%		(4,200,000)	Quarterly	(88,880)	(79,027)	(9,853)
Kroger Co. (The) 4.500%, 01/15/2029	12/20/2028	(1.000%)	0.533%		$(4,600,000)	Quarterly	(96,248)	(62,545)	(33,703)
Lennar Corp. 4.750%, 11/29/2027	12/20/2028	(5.000%)	0.770%		(700,000)	Quarterly	(131,467)	(125,999)	(5,468)
Lincoln National Corp. 3.350%, 03/09/2025	12/20/2028	(1.000%)	1.667%		(900,000)	Quarterly	25,717	53,578	(27,861)
Marks & Spencer PLC 6.000%, 06/12/2025	12/20/2028	(1.000%)	0.977%	EUR	(700,000)	Quarterly	(808)	19,547	(20,355)
McKesson Corp. 7.650%, 03/01/2027	12/20/2028	(1.000%)	0.380%		$(4,400,000)	Quarterly	(122,964)	(113,253)	(9,711)
Mediobanca Banca di Credito Finanziario SpA 1.125%, 04/23/2025	12/20/2028	(1.000%)	0.749%	EUR	(800,000)	Quarterly	2,006	(394)	2,400
MetLife, Inc. 3.600%, 11/13/2025	12/20/2028	(1.000%)	0.740%		$(800,000)	Quarterly	(9,239)	2,476	(11,715)
MGIC Investment Corp. 5.250%, 08/15/2028	12/20/2028	(5.000%)	1.242%		(800,000)	Quarterly	(130,958)	(120,435)	(10,523)
MGM Resorts International 5.750%, 06/15/2025	12/20/2028	(5.000%)	1.936%		(4,150,000)	Quarterly	(538,937)	(424,054)	(114,883)
Motorola Solutions, Inc. 7.500%, 05/15/2025	12/20/2028	(1.000%)	0.388%		(800,000)	Quarterly	(22,067)	(15,865)	(6,202)
Nabors Industries, Inc. 5.750%, 02/01/2025	12/20/2028	(1.000%)	6.762%		(4,800,000)	Quarterly	974,954	1,016,125	(41,171)
NatWest Group PLC 4.067%, 09/06/2028	12/20/2028	(1.000%)	0.735%	EUR	(3,700,000)	Quarterly	(50,049)	10,766	(60,815)

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	61

iMGP Alternative Strategies Fund

CONSOLIDATED SCHEDULE OF INVESTMENTS IN SWAPS at December 31, 2023 (Continued)

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACTS (1)(2)(3) (CONTINUED)
Description	Maturity Date	Fixed Deal (Pay) Rate	Implied Credit Spread at December 31, 2023	Notional Amount(4)		Periodic Payment Frequency	Fair Value	Upfront Premiums Paid / (Received)	Unrealized Appreciation / (Depreciation)
Buy Protection (Continued)
Navient Corp. 5.500%, 03/15/2029	12/20/2028	(5.000%)	2.828%		$(800,000)	Quarterly	$(71,112)	$(31,457)	$(39,655)
Netflix, Inc. 4.875%, 06/15/2030	12/20/2028	(5.000%)	0.469%		(650,000)	Quarterly	(132,371)	(127,461)	(4,910)
Newell Brands, Inc. 5.200%, 04/01/2026	12/20/2028	(1.000%)	3.728%		(5,100,000)	Quarterly	549,754	623,322	(73,568)
Next Group PLC 3.625%, 05/18/2028	12/20/2028	(1.000%)	0.681%	EUR	(700,000)	Quarterly	(11,403)	2,707	(14,110)
Nokia Oyj 2.000%, 03/15/2024	12/20/2028	(5.000%)	1.147%		(3,500,000)	Quarterly	(675,792)	(550,960)	(124,832)
NRG Energy, Inc. 5.750%, 01/15/2028	12/20/2028	(5.000%)	1.820%		$(700,000)	Quarterly	(94,775)	(58,790)	(35,985)
Occidental Petroleum Corp. 5.550%, 03/15/2026	12/20/2028	(1.000%)	1.073%		(1,100,000)	Quarterly	3,503	(47)	3,550
Olin Corp. 5.125%, 09/15/2027	12/20/2028	(1.000%)	1.207%		(4,700,000)	Quarterly	42,519	186,027	(143,508)
Omnicom Group, Inc. / Omnicom Capital, Inc. 3.650%, 11/01/2024	12/20/2028	(1.000%)	0.394%		(4,500,000)	Quarterly	(122,902)	(101,876)	(21,026)
PostNL N.V. 1.000%, 11/21/2024	12/20/2028	(1.000%)	1.127%	EUR	(4,000,000)	Quarterly	25,524	86,960	(61,436)
Prudential Funding Asia PLC 5.875%, 05/11/2029	12/20/2028	(1.000%)	0.661%		(4,200,000)	Quarterly	(72,705)	(55,654)	(17,051)
PulteGroup, Inc. 7.875%, 06/15/2032	12/20/2028	(5.000%)	0.776%		$(700,000)	Quarterly	(131,264)	(118,207)	(13,057)
Radian Group, Inc. 4.500%, 10/01/2024	12/20/2028	(5.000%)	1.242%		(700,000)	Quarterly	(114,602)	(97,513)	(17,089)
Realogy Group LLC / Realogy Co-Issuer Corp. 5.250%, 04/15/2030	12/20/2028	(5.000%)	8.728%		(2,500,000)	Quarterly	305,900	600,000	(294,100)
Rentokil Initial PLC 0.875%, 05/30/2026	12/20/2028	(1.000%)	0.555%	EUR	(3,200,000)	Quarterly	(73,044)	(60,139)	(12,905)
Rolls-Royce PLC 0.875%, 05/09/2024	12/20/2028	(1.000%)	1.173%		(900,000)	Quarterly	7,792	40,908	(33,116)
Royal Caribbean Cruises Ltd. 3.700%, 03/15/2028	12/20/2028	(5.000%)	2.099%		$(800,000)	Quarterly	(97,712)	(57,389)	(40,323)
Ryder System, Inc. 5.250%, 06/01/2028	12/20/2028	(1.000%)	0.720%		(800,000)	Quarterly	(9,981)	6,339	(16,320)
Sherwin-Williams Co. (The) 7.375%, 02/01/2027	12/20/2028	(1.000%)	0.514%		(900,000)	Quarterly	(19,630)	(8,450)	(11,180)
Sirius XM Radio, Inc. 5.500%, 07/01/2029	12/20/2028	(5.000%)	2.066%		(4,050,000)	Quarterly	(500,899)	(384,157)	(116,742)
Southwest Airlines Co. 5.125%, 06/15/2027	12/20/2028	(1.000%)	0.925%		(4,500,000)	Quarterly	(14,947)	24,025	(38,972)
Standard Chartered PLC 4.050%, 04/12/2026	12/20/2028	(1.000%)	0.750%	EUR	(3,700,000)	Quarterly	(47,043)	(28,381)	(18,662)
Stellantis N.V. 2.000%, 03/20/2025	12/20/2028	(5.000%)	1.134%		(700,000)	Quarterly	(135,683)	(114,767)	(20,916)

The accompanying notes are an integral part of these financial statements.

62	Litman Gregory Funds Trust

iMGP Alternative Strategies Fund

CONSOLIDATED SCHEDULE OF INVESTMENTS IN SWAPS at December 31, 2023 (Continued)

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACTS (1)(2)(3) (CONTINUED)
Description	Maturity Date	Fixed Deal (Pay) Rate	Implied Credit Spread at December 31, 2023	Notional Amount(4)		Periodic Payment Frequency	Fair Value	Upfront Premiums Paid / (Received)	Unrealized Appreciation / (Depreciation)
Buy Protection (Continued)
Stora Enso Oyj 2.500%, 06/07/2027	12/20/2028	(5.000%)	0.809%	EUR	(3,600,000)	Quarterly	$(766,355)	$(727,633)	$(38,722)
Target Corp. 2.500%, 04/15/2026	12/20/2028	(1.000%)	0.384%		$(2,500,000)	Quarterly	(69,478)	(56,381)	(13,097)
Teck Resources Ltd. 6.125%, 10/01/2035	12/20/2028	(5.000%)	1.134%		(700,000)	Quarterly	(118,416)	(96,492)	(21,924)
Telecom Italia SpA 3.000%, 09/30/2025	12/20/2028	(1.000%)	2.166%	EUR	(900,000)	Quarterly	50,433	71,402	(20,969)
Telefonica Emisiones S.A. 1.528%, 01/17/2025	12/20/2028	(1.000%)	0.676%		(1,100,000)	Quarterly	(18,224)	(6,235)	(11,989)
Telenor ASA 2.625%, 12/06/2024	12/20/2028	(1.000%)	0.236%		(3,850,000)	Quarterly	(153,076)	(120,299)	(32,777)
Telia Co. AB 3.000%, 09/07/2027	12/20/2028	(1.000%)	0.297%		(4,250,000)	Quarterly	(155,062)	(106,291)	(48,771)
Tenet Healthcare Corp. 6.875%, 11/15/2031	12/20/2028	(5.000%)	2.451%		$(4,000,000)	Quarterly	(423,388)	(202,482)	(220,906)
Tesla, Inc. 2.000%, 05/15/2024	12/20/2028	(1.000%)	1.115%		(1,150,000)	Quarterly	5,778	13,600	(7,822)
thyssenkrupp AG 2.500%, 02/25/2025	12/20/2028	(1.000%)	1.633%	EUR	(4,400,000)	Quarterly	136,875	214,832	(77,957)
Toll Brothers Finance Corp. 4.350%, 02/15/2028	12/20/2028	(1.000%)	0.962%		$(800,000)	Quarterly	(1,328)	8,779	(10,107)
Transocean, Inc. 8.000%, 02/01/2027	12/20/2028	(1.000%)	4.810%		(1,000,000)	Quarterly	144,459	173,750	(29,291)
Tyson Foods, Inc. 3.550%, 06/02/2027	12/20/2028	(1.000%)	0.702%		(4,000,000)	Quarterly	(53,067)	(42,841)	(10,226)
UniCredit SpA 2.125%, 10/24/2026	12/20/2028	(1.000%)	0.751%	EUR	(800,000)	Quarterly	(10,151)	1,180	(11,331)
United Airlines Holdings, Inc. 5.000%, 02/01/2024	12/20/2028	(5.000%)	4.775%		$(4,500,000)	Quarterly	(38,437)	149,135	(187,572)
United Rentals North America, Inc. 3.875%, 02/15/2031	12/20/2028	(5.000%)	1.043%		(3,850,000)	Quarterly	(668,947)	(584,800)	(84,147)
Universal Health Services, Inc. 2.650%, 01/15/2032	12/20/2028	(1.000%)	0.848%		(4,650,000)	Quarterly	(31,368)	49,844	(81,212)
Valeo SE 1.625%, 03/18/2026	12/20/2028	(1.000%)	2.220%	EUR	(3,000,000)	Quarterly	175,613	280,012	(104,399)
Valeo SE 3.250%, 01/22/2024	12/20/2028	(1.000%)	2.220%		(1,600,000)	Quarterly	93,661	126,220	(32,559)
Valero Energy Corp. 8.750%, 06/15/2030	12/20/2028	(1.000%)	0.734%		$(4,500,000)	Quarterly	(53,214)	(59,649)	6,435
Verizon Communications, Inc. 4.125%, 03/16/2027	12/20/2028	(1.000%)	0.738%		(800,000)	Quarterly	(9,323)	(6,759)	(2,564)
Vodafone Group PLC 1.875%, 09/11/2025	12/20/2028	(1.000%)	0.645%	EUR	(4,200,000)	Quarterly	(76,260)	(33,137)	(43,123)
Volkswagen International Finance N.V. 5.547%, 11/16/2024	12/20/2028	(1.000%)	1.020%		(2,000,000)	Quarterly	1,993	47,699	(45,706)
Wendel SE 1.375%, 04/26/2026	12/20/2028	(5.000%)	0.863%		(3,500,000)	Quarterly	(733,940)	(666,121)	(67,819)

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	63

iMGP Alternative Strategies Fund

CONSOLIDATED SCHEDULE OF INVESTMENTS IN SWAPS at December 31, 2023 (Continued)

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACTS (1)(2)(3) (CONTINUED)
Description	Maturity Date	Fixed Deal (Pay) Rate	Implied Credit Spread at December 31, 2023	Notional Amount(4)		Periodic Payment Frequency	Fair Value	Upfront Premiums Paid / (Received)	Unrealized Appreciation / (Depreciation)
Buy Protection (Continued)
Whirlpool Corp. 4.750%, 02/26/2029	12/20/2028	(1.000%)	1.426%		$(4,300,000)	Quarterly	$79,244	$165,370	$(86,126)
WPP Finance S.A. 2.250%, 09/22/2026	12/20/2028	(1.000%)	0.726%	EUR	(4,250,000)	Quarterly	(59,321)	(17,627)	(41,694)

Total Buy Protection							$(12,202,658)	$(6,637,886)	$(5,564,772)

Sell Protection
Accor S.A. 3.000%, 02/04/2026	12/20/2028	1.000%	0.901%	EUR	4,200,000	Quarterly	$21,019	$(11,495)	$32,514
ADT Security Corp. (The) 4.125%, 06/15/2023	12/20/2028	5.000%	1.466%		$800,000	Quarterly	122,073	111,799	10,274
AES Corp. (The) 1.375%, 01/15/2026	12/20/2028	5.000%	1.175%		700,000	Quarterly	116,971	96,993	19,978
Airbus SE 2.375%, 04/02/2024	12/20/2028	1.000%	0.485%	EUR	4,250,000	Quarterly	112,644	62,675	49,969
Ally Financial, Inc. 5.800%, 05/01/2025	12/20/2028	5.000%	1.771%		$1,500,000	Quarterly	206,593	178,337	28,256
Alstom S.A. 0.250%, 10/14/2026	12/20/2028	1.000%	1.901%	EUR	700,000	Quarterly	(30,635)	(38,417)	7,782
American Airlines Group, Inc. 3.750%, 03/01/2025	12/20/2028	5.000%	6.497%		$1,800,000	Quarterly	(95,932)	(166,500)	70,568
American Express Co. 4.050%, 05/03/2029	12/20/2028	1.000%	0.404%		800,000	Quarterly	21,480	14,399	7,081
American International Group, Inc. 6.250%, 05/01/2036	12/20/2028	1.000%	0.593%		4,400,000	Quarterly	80,008	33,644	46,364
Amkor Technology, Inc. 6.625%, 09/15/2027	12/20/2028	5.000%	0.903%		700,000	Quarterly	126,635	118,311	8,324
Anglo American Capital PLC 1.625%, 03/11/2026	12/20/2028	5.000%	1.432%	EUR	700,000	Quarterly	123,711	108,461	15,250
Apache Corp. 4.375%, 10/15/2028	12/20/2028	1.000%	1.389%		$3,750,000	Quarterly	(63,235)	(51,784)	(11,451)
Assicurazioni Generali SpA 5.125%, 09/16/2024	12/20/2028	1.000%	0.719%	EUR	4,250,000	Quarterly	60,972	32,338	28,634
Avis Budget Car Rental LLC / Avis Budget Finance, Inc. 4.750%, 04/01/2028	12/20/2028	5.000%	3.473%		$800,000	Quarterly	48,733	49,821	(1,088)
Banco Santander S.A. 5.780%, 02/17/2028	12/20/2028	1.000%	0.797%	EUR	3,200,000	Quarterly	77,908	4,002	73,906
Barclays PLC 1.375%, 01/24/2026	12/20/2028	1.000%	0.879%		800,000	Quarterly	4,892	(6,258)	11,150
Baxter International, Inc. 2.600%, 08/15/2026	12/20/2028	1.000%	0.719%		$700,000	Quarterly	8,761	3,411	5,350
Block Financial LLC 2.500%, 07/15/2028	12/20/2028	5.000%	0.559%		3,650,000	Quarterly	725,951	696,562	29,389
Bombardier, Inc. 7.450%, 05/01/2034	12/20/2028	5.000%	3.463%		700,000	Quarterly	42,949	36,517	6,432
Bouygues S.A. 1.375%, 06/07/2027	12/20/2028	1.000%	0.333%	EUR	700,000	Quarterly	24,204	17,686	6,518

The accompanying notes are an integral part of these financial statements.

64	Litman Gregory Funds Trust

iMGP Alternative Strategies Fund

CONSOLIDATED SCHEDULE OF INVESTMENTS IN SWAPS at December 31, 2023 (Continued)

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACTS (1)(2)(3) (CONTINUED)
Description	Maturity Date	Fixed Deal (Pay) Rate	Implied Credit Spread at December 31, 2023	Notional Amount(4)		Periodic Payment Frequency	Fair Value	Upfront Premiums Paid / (Received)	Unrealized Appreciation / (Depreciation)
Sell Protection (Continued)
BP Capital Markets PLC 1.876%, 04/07/2024	12/20/2028	1.000%	0.626%	EUR	4,200,000	Quarterly	$80,482	$53,274	$27,208
British Telecommunications PLC 5.750%, 12/07/2028	12/20/2028	1.000%	0.754%		700,000	Quarterly	8,770	(678)	9,448
Cardinal Health, Inc. 3.410%, 06/15/2027	12/20/2028	1.000%	0.394%		$700,000	Quarterly	19,130	15,521	3,609
Carlsberg Breweries AS 2.500%, 05/28/2024	12/20/2028	1.000%	0.281%	EUR	800,000	Quarterly	29,849	25,156	4,693
Carnival Corp. 6.650%, 01/15/2028	12/20/2028	1.000%	3.609%		$6,650,000	Quarterly	(688,826)	(1,000,281)	311,455
Centrica PLC 4.375%, 03/13/2029	12/20/2028	1.000%	0.583%	EUR	4,200,000	Quarterly	89,855	45,394	44,461
Citigroup, Inc. 3.400%, 05/01/2026	12/20/2028	1.000%	0.636%		$600,000	Quarterly	9,763	2,404	7,359
Clariant AG 1.125%, 04/15/2026	12/20/2028	1.000%	1.094%	EUR	2,250,000	Quarterly	(10,633)	(28,612)	17,979
CVS Health Corp. 2.625%, 08/15/2024	12/20/2028	1.000%	0.499%		$900,000	Quarterly	20,228	13,755	6,473
DaVita, Inc. 4.625%, 06/01/2030	12/20/2028	5.000%	2.057%		3,200,000	Quarterly	397,210	380,131	17,079
Deutsche Bank AG 4.000%, 06/24/2032	12/20/2028	1.000%	1.219%	EUR	4,400,000	Quarterly	(48,072)	(157,701)	109,629
Deutsche Lufthansa AG 0.250%, 09/06/2024	12/20/2028	1.000%	1.578%		4,000,000	Quarterly	(113,874)	(225,771)	111,897
DR Horton, Inc. 1.400%, 10/15/2027	12/20/2028	1.000%	0.515%		$1,900,000	Quarterly	41,321	27,369	13,952
Electrolux AB 2.500%, 05/18/2030	12/20/2028	1.000%	1.308%	EUR	600,000	Quarterly	(9,204)	(33,235)	24,031
Elis S.A. 2.875%, 02/15/2026	12/20/2028	5.000%	0.999%		1,700,000	Quarterly	342,885	266,548	76,337
Enbridge, Inc. 3.500%, 06/10/2024	12/20/2028	1.000%	0.769%		$4,700,000	Quarterly	48,264	17,173	31,091
Enel SpA 5.250%, 05/20/2024	12/20/2028	1.000%	0.703%	EUR	4,300,000	Quarterly	65,169	18,216	46,953
Exelon Corp. 3.400%, 04/15/2026	12/20/2028	1.000%	0.377%		$1,100,000	Quarterly	30,907	23,364	7,543
Expedia Group, Inc. 6.250%, 05/01/2025	12/20/2028	1.000%	0.752%		2,550,000	Quarterly	28,050	6,799	21,251
FirstEnergy Corp. 7.375%, 11/15/2031	12/20/2028	1.000%	0.622%		800,000	Quarterly	13,522	5,714	7,808
Freeport-McMoRan, Inc. 5.000%, 09/01/2027	12/20/2028	1.000%	1.097%		4,700,000	Quarterly	(19,995)	(97,658)	77,663
Gap, Inc. (The) 3.625%, 10/01/2029	12/20/2028	1.000%	2.762%		5,350,000	Quarterly	(386,702)	(774,500)	387,798
General Electric Co. 6.750%, 03/15/2032	12/20/2028	1.000%	0.447%		4,700,000	Quarterly	116,860	68,911	47,949
Glencore Finance Europe Ltd. 1.750%, 03/17/2025	12/20/2028	5.000%	1.316%	EUR	3,100,000	Quarterly	568,338	486,251	82,087

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	65

iMGP Alternative Strategies Fund

CONSOLIDATED SCHEDULE OF INVESTMENTS IN SWAPS at December 31, 2023 (Continued)

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACTS (1)(2)(3) (CONTINUED)
Description	Maturity Date	Fixed Deal (Pay) Rate	Implied Credit Spread at December 31, 2023	Notional Amount(4)		Periodic Payment Frequency	Fair Value	Upfront Premiums Paid / (Received)	Unrealized Appreciation / (Depreciation)
Sell Protection (Continued)
Goldman Sachs Group, Inc. (The) 7.402%, 10/28/2027	12/20/2028	1.000%	0.697%		$4,600,000	Quarterly	$62,126	$25,139	$36,987
Goodyear Tire & Rubber Co. (The) 5.000%, 05/31/2026	12/20/2028	5.000%	2.625%		2,500,000	Quarterly	244,878	103,379	141,499
Heidelberg Materials AG 2.250%, 06/03/2024	12/20/2028	5.000%	0.989%	EUR	3,700,000	Quarterly	748,321	663,559	84,762
Holcim AG 1.000%, 12/11/2024	12/20/2028	1.000%	0.754%		4,300,000	Quarterly	53,974	(36,152)	90,126
Host Hotels & Resorts L.P. 3.875%, 04/01/2024	12/20/2028	1.000%	0.895%		$2,600,000	Quarterly	12,047	(39,870)	51,917
Host Hotels & Resorts L.P. 3.375%, 12/15/2029	12/20/2028	1.000%	0.895%		1,900,000	Quarterly	8,804	(29,900)	38,704
Howmet Aerospace, Inc. 5.125%, 10/01/2024	12/20/2028	1.000%	0.779%		4,500,000	Quarterly	44,112	(5,110)	49,222
ING Groep N.V. 1.125%, 02/14/2025	12/20/2028	1.000%	0.575%	EUR	700,000	Quarterly	15,270	7,883	7,387
International Business Machines Corp. 3.500%, 05/15/2029	12/20/2028	1.000%	0.427%		$3,500,000	Quarterly	90,270	91,893	(1,623)
International Paper Co. 5.000%, 09/15/2035	12/20/2028	1.000%	0.496%		800,000	Quarterly	18,082	10,392	7,690
ITV PLC 1.375%, 09/26/2026	12/20/2028	5.000%	1.057%	EUR	700,000	Quarterly	138,806	121,606	17,200
KB Home 6.875%, 06/15/2027	12/20/2028	5.000%	1.403%		$3,850,000	Quarterly	599,479	527,393	72,086
Koninklijke KPN N.V. 5.625%, 09/30/2024	12/20/2028	1.000%	0.440%	EUR	4,200,000	Quarterly	121,275	77,389	43,886
Koninklijke Philips N.V. 0.500%, 05/22/2026	12/20/2028	1.000%	0.587%		1,000,000	Quarterly	21,162	15,455	5,707
Kroger Co. (The) 4.500%, 01/15/2029	12/20/2028	1.000%	0.533%		$600,000	Quarterly	12,554	7,533	5,021
Lennar Corp. 4.875%, 12/15/2023	12/20/2028	5.000%	0.770%		3,750,000	Quarterly	704,285	664,496	39,789
Lincoln National Corp. 3.350%, 03/09/2025	12/20/2028	1.000%	1.667%		4,800,000	Quarterly	(137,155)	(275,599)	138,444
Marks & Spencer PLC 4.250%, 12/08/2023	12/20/2028	1.000%	0.977%	EUR	4,400,000	Quarterly	5,083	(139,255)	144,338
McKesson Corp. 7.650%, 03/01/2027	12/20/2028	1.000%	0.380%		$700,000	Quarterly	19,563	18,440	1,123
MDC Holdings, Inc. 3.850%, 01/15/2030	12/20/2028	1.000%	1.158%		2,500,000	Quarterly	(17,283)	(33,901)	16,618
Mediobanca Banca di Credito Finanziario SpA 1.125%, 04/23/2025	12/20/2028	1.000%	0.749%	EUR	4,250,000	Quarterly	54,237	4,251	49,986
MetLife, Inc. 3.600%, 11/13/2025	12/20/2028	1.000%	0.740%		$4,600,000	Quarterly	53,123	23,537	29,586
MGIC Investment Corp. 5.250%, 08/15/2028	12/20/2028	5.000%	1.242%		3,900,000	Quarterly	638,420	622,346	16,074

The accompanying notes are an integral part of these financial statements.

66	Litman Gregory Funds Trust

iMGP Alternative Strategies Fund

CONSOLIDATED SCHEDULE OF INVESTMENTS IN SWAPS at December 31, 2023 (Continued)

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACTS (1)(2)(3) (CONTINUED)
Description	Maturity Date	Fixed Deal (Pay) Rate	Implied Credit Spread at December 31, 2023	Notional Amount(4)		Periodic Payment Frequency	Fair Value	Upfront Premiums Paid / (Received)	Unrealized Appreciation / (Depreciation)
Sell Protection (Continued)
MGM Resorts International 5.750%, 06/15/2025	12/20/2028	5.000%	1.936%		$700,000	Quarterly	$90,905	$64,760	$26,145
Motorola Solutions, Inc. 7.500%, 05/15/2025	12/20/2028	1.000%	0.388%		4,500,000	Quarterly	124,127	114,149	9,978
Navient Corp. 5.500%, 03/15/2029	12/20/2028	5.000%	2.828%		4,300,000	Quarterly	382,226	210,912	171,314
Netflix, Inc. 4.875%, 06/15/2030	12/20/2028	5.000%	0.469%		3,750,000	Quarterly	763,679	716,493	47,186
Newell Brands, Inc. 5.200%, 04/01/2026	12/20/2028	1.000%	3.728%		800,000	Quarterly	(86,236)	(99,407)	13,171
Next Group PLC 3.625%, 05/18/2028	12/20/2028	1.000%	0.681%	EUR	4,300,000	Quarterly	70,049	(33,373)	103,422
Nokia Oyj 2.000%, 03/11/2026	12/20/2028	5.000%	1.147%		600,000	Quarterly	115,850	109,082	6,768
NRG Energy, Inc. 5.750%, 01/15/2028	12/20/2028	5.000%	1.820%		$4,250,000	Quarterly	575,419	313,779	261,640
Occidental Petroleum Corp. 5.550%, 03/15/2026	12/20/2028	1.000%	1.073%		4,750,000	Quarterly	(15,126)	15,171	(30,297)
Olin Corp. 5.125%, 09/15/2027	12/20/2028	1.000%	1.207%		900,000	Quarterly	(8,142)	(29,775)	21,633
Omnicom Group, Inc. / Omnicom Capital, Inc. 3.650%, 11/01/2024	12/20/2028	1.000%	0.394%		1,000,000	Quarterly	27,312	18,483	8,829
Pearson Funding PLC 1.375%, 05/06/2025	12/20/2028	1.000%	0.557%	EUR	3,000,000	Quarterly	68,195	47,657	20,538
Pitney Bowes, Inc. 7.250%, 03/15/2029	12/20/2028	1.000%	8.058%		$3,500,000	Quarterly	(830,513)	(1,160,000)	329,487
Premier Foods Finance PLC 3.500%, 10/15/2026	12/20/2028	5.000%	1.761%	EUR	1,500,000	Quarterly	237,491	195,857	41,634
Prudential Financial, Inc. 3.878%, 03/27/2028	12/20/2028	1.000%	0.744%		$3,700,000	Quarterly	42,121	18,176	23,945
Prudential Funding Asia PLC 5.875%, 05/11/2029	12/20/2028	1.000%	0.661%	EUR	700,000	Quarterly	12,117	7,298	4,819
PulteGroup, Inc. 7.875%, 06/15/2032	12/20/2028	5.000%	0.776%		$3,900,000	Quarterly	731,330	710,081	21,249
Radian Group, Inc. 4.500%, 10/01/2024	12/20/2028	5.000%	1.242%		4,000,000	Quarterly	654,869	623,655	31,214
Realogy Group LLC / Realogy Co-Issuer Corp. 5.250%, 04/15/2030	12/20/2028	5.000%	8.728%		5,100,000	Quarterly	(624,035)	(752,250)	128,215
Rolls-Royce PLC 0.875%, 05/09/2024	12/20/2028	1.000%	1.173%	EUR	4,400,000	Quarterly	(38,092)	(180,819)	142,727
Royal Caribbean Cruises Ltd. 3.700%, 03/15/2028	12/20/2028	5.000%	2.099%		$4,250,000	Quarterly	519,093	363,442	155,651
Ryder System, Inc. 3.875%, 12/01/2023	12/20/2028	1.000%	0.720%		4,600,000	Quarterly	57,387	(10,478)	67,865
Sherwin-Williams Co. (The) 7.375%, 02/01/2027	12/20/2028	1.000%	0.514%		4,600,000	Quarterly	100,331	60,361	39,970

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	67

iMGP Alternative Strategies Fund

CONSOLIDATED SCHEDULE OF INVESTMENTS IN SWAPS at December 31, 2023 (Continued)

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACTS (1)(2)(3) (CONTINUED)
Description	Maturity Date	Fixed Deal (Pay) Rate	Implied Credit Spread at December 31, 2023	Notional Amount(4)		Periodic Payment Frequency	Fair Value	Upfront Premiums Paid / (Received)	Unrealized Appreciation / (Depreciation)
Sell Protection (Continued)
Simon Property Group L.P. 2.650%, 07/15/2030	12/20/2028	1.000%	0.721%		$3,600,000	Quarterly	$44,695	$30,444	$14,251
Sirius XM Radio, Inc. 5.500%, 07/01/2029	12/20/2028	5.000%	2.066%		800,000	Quarterly	98,943	91,131	7,812
Societe Generale S.A. 3.778%, 03/24/2027	12/20/2028	1.000%	0.864%	EUR	3,550,000	Quarterly	77,853	11,563	66,290
Southwest Airlines Co. 5.125%, 06/15/2027	12/20/2028	1.000%	0.925%		$700,000	Quarterly	2,326	(6,427)	8,753
Stellantis N.V. 2.000%, 03/20/2025	12/20/2028	5.000%	1.134%	EUR	3,750,000	Quarterly	726,874	618,188	108,686
Stora Enso Oyj 2.500%, 06/07/2027	12/20/2028	5.000%	0.809%		600,000	Quarterly	127,725	118,778	8,947
Swiss Reinsurance Co. Ltd. 0.750%, 01/21/2027	12/20/2028	1.000%	0.491%		3,250,000	Quarterly	85,216	59,896	25,320
Teck Resources Ltd. 6.125%, 10/01/2035	12/20/2028	5.000%	1.134%		$4,000,000	Quarterly	676,668	609,397	67,271
Telecom Italia SpA 3.625%, 01/19/2024	12/20/2028	1.000%	2.166%	EUR	4,600,000	Quarterly	(257,766)	(448,852)	191,086
Telefonica Emisiones S.A. 1.528%, 01/17/2025	12/20/2028	1.000%	0.676%		4,500,000	Quarterly	74,552	15,927	58,625
Telia Co. AB 3.000%, 09/07/2027	12/20/2028	1.000%	0.297%		800,000	Quarterly	29,188	21,481	7,707
Tenet Healthcare Corp. 6.875%, 11/15/2031	12/20/2028	5.000%	2.451%		$1,300,000	Quarterly	137,601	122,690	14,911
Tesco PLC 6.150%, 11/15/2037	12/20/2028	1.000%	0.600%	EUR	1,800,000	Quarterly	36,939	10,615	26,324
Tesla, Inc. 2.000%, 05/15/2024	12/20/2028	1.000%	1.115%		$4,800,000	Quarterly	(24,118)	(86,944)	62,826
thyssenkrupp AG 2.500%, 02/25/2025	12/20/2028	1.000%	1.633%	EUR	900,000	Quarterly	(27,997)	(42,973)	14,976
Toll Brothers Finance Corp. 4.350%, 02/15/2028	12/20/2028	1.000%	0.962%		$4,600,000	Quarterly	7,633	(56,858)	64,491
Transocean, Inc. 8.000%, 02/01/2027	12/20/2028	1.000%	4.810%		5,300,000	Quarterly	(765,630)	(765,187)	(443)
UniCredit SpA 2.125%, 10/24/2026	12/20/2028	1.000%	0.751%	EUR	4,250,000	Quarterly	53,929	(531)	54,460
United Airlines Holdings, Inc. 4.875%, 01/15/2025	12/20/2028	5.000%	4.775%		$900,000	Quarterly	7,688	(15,750)	23,438
United Rentals North America, Inc. 3.875%, 02/15/2031	12/20/2028	5.000%	1.043%		800,000	Quarterly	139,002	135,701	3,301
Universal Health Services, Inc. 2.650%, 01/15/2032	12/20/2028	1.000%	0.848%		900,000	Quarterly	6,071	(12,583)	18,654
Valeo SE 1.625%, 03/18/2026	12/20/2028	1.000%	2.220%	EUR	800,000	Quarterly	(46,830)	(65,843)	19,013
Valero Energy Corp. 8.750%, 06/15/2030	12/20/2028	1.000%	0.734%		$800,000	Quarterly	9,461	10,049	(588)
Verizon Communications, Inc. 4.125%, 03/16/2027	12/20/2028	1.000%	0.738%		4,400,000	Quarterly	51,280	(12,654)	63,934

The accompanying notes are an integral part of these financial statements.

68	Litman Gregory Funds Trust

iMGP Alternative Strategies Fund

CONSOLIDATED SCHEDULE OF INVESTMENTS IN SWAPS at December 31, 2023 (Continued)

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACTS (1)(2)(3) (CONTINUED)
Description	Maturity Date	Fixed Deal (Pay) Rate	Implied Credit Spread at December 31, 2023	Notional Amount(4)		Periodic Payment Frequency	Fair Value	Upfront Premiums Paid / (Received)	Unrealized Appreciation / (Depreciation)
Sell Protection (Continued)
Vivendi SE 1.875%, 05/26/2026	12/20/2028	1.000%	0.697%	EUR	4,000,000	Quarterly	$61,968	$(25,310)	$87,278
Vodafone Group PLC 1.875%, 09/11/2025	12/20/2028	1.000%	0.645%		800,000	Quarterly	14,526	13,173	1,353
Volkswagen International Finance N.V. 5.547%, 11/16/2024	12/20/2028	1.000%	1.020%		4,300,000	Quarterly	(4,287)	(73,896)	69,609
Wendel SE 1.375%, 04/26/2026	12/20/2028	5.000%	0.863%		700,000	Quarterly	146,788	138,483	8,305
Williams Cos, Inc. (The) 4.550%, 06/24/2024	12/20/2028	1.000%	0.746%		$4,000,000	Quarterly	45,181	20,714	24,467
WPP Finance S.A. 2.250%, 09/22/2026	12/20/2028	1.000%	0.726%	EUR	700,000	Quarterly	9,771	4,155	5,616
Xerox Corp. 3.800%, 05/15/2024	12/20/2028	1.000%	3.176%		$1,300,000	Quarterly	(114,208)	(164,223)	50,015
Zurich Insurance Co. Ltd. 0.500%, 12/18/2024	12/20/2028	1.000%	0.504%	EUR	3,300,000	Quarterly	84,158	60,818	23,340

Total Sell Protection							$10,365,989	$4,491,376	$5,874,613

Total							$(1,836,669)	$(2,146,510)	$309,841

(1)

For centrally cleared swaps, when a credit event occurs as defined under the terms of the swap contract, the Fund as a seller of credit protection will either (i) pay a net amount equal to the par value of the defaulted reference entity and deliver the reference entity or (ii) pay a net amount equal to the par value of the defaulted reference entity less its recovery value.

(2)

For centrally cleared swaps, implied credit spread, represented in absolute terms, utilized in determining the fair value of the credit default swap contracts as of period will serve as an indicator of the payment/ performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a referenced entity reflects the cost of buying/ selling protection and may include upfront payments required to be made to enter into the contract. Generally, wider credit spreads represent a perceived deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the swap contract.

(3)

For centrally cleared swaps, the notional amount represents the maximum potential the Fund may receive as a buyer of credit protection if a credit event occurs, as defined under the terms of the swap contract, for each security included in the CDX North America High Yield Index Series 41.

(4)	Notional amounts are denominated in currency where indicated and the lines below until currency changes.

OVER THE COUNTER TOTAL RETURN SWAP CONTRACTS
Referenced Obligation	Maturity Date	Counterparty	Fund Pays/ Receives Floating Rate	Floating Rate Index and Spread	Notional Amount	Periodic Payment Frequency	Fair Value	Upfront Premiums Paid (Received)	Unrealized Depreciation
Markit iBoxx USD Liquid High Yield Index USD	3/20/2024	JPMorgan Chase Bank N.A.	Receives	SOFR	$35,000,000	Quarterly	$(841,155)	$—	$(841,155)
Chevron Corp. USD	5/6/2024	Morgan Stanley & Co.	Receives	FEDL01 - 0.400%	3,091,639	Monthly	—	—	—
Exxon Mobil Corp. USD	7/25/2024	Morgan Stanley & Co.	Receives	FEDL01 - 0.400%	4,898,520	Monthly	—	—	—
Realty Income Corp. USD	10/30/2024	Morgan Stanley & Co.	Receives	FEDL01 - 0.400%	4,115,291	Monthly	—	—	—

Total							$(841,155)	$—	$(841,155)

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	69

iMGP Alternative Strategies Fund

CONSOLIDATED SCHEDULE OF INVESTMENTS IN WRITTEN OPTIONS at December 31, 2023

Description	Counterparty	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Fair Value	Premiums Received	Unrealized Appreciation/ (Depreciation)
COMMON STOCKS
Call
Abbott Laboratories	Morgan Stanley & Co.	$115.00	2/16/2024	(3)	$(33,021)	$(372)	$(350)	$(22)
Abbvie, Inc.	Morgan Stanley & Co.	165.00	2/16/2024	(2)	(30,994)	(204)	(228)	24
American Tower Corp.	Morgan Stanley & Co.	230.00	2/16/2024	(1)	(21,588)	(260)	(257)	(3)
Apple, Inc.	Morgan Stanley & Co.	205.00	2/16/2024	(2)	(38,506)	(332)	(429)	97
Bristol-myers Squibb Co.	Morgan Stanley & Co.	55.00	2/16/2024	(4)	(20,524)	(236)	(267)	31
Cisco Systems, Inc.	Morgan Stanley & Co.	52.50	2/16/2024	(1)	(5,052)	(75)	(74)	(1)
Coca-cola Co/the	Morgan Stanley & Co.	60.00	2/16/2024	(5)	(29,465)	(475)	(414)	(61)
Comcast Corp.	Morgan Stanley & Co.	47.50	2/16/2024	(7)	(30,695)	(280)	(327)	47
Crown Castle, Inc.	Morgan Stanley & Co.	120.00	1/19/2024	(14)	(161,266)	(1,050)	(1,726)	676
Duke Energy Corp.	Morgan Stanley & Co.	100.00	2/16/2024	(1)	(9,704)	(105)	(105)	—
Emerson Electric Co.	Morgan Stanley & Co.	100.00	2/16/2024	(1)	(9,733)	(177)	(212)	35
Johnson & Johnson	Morgan Stanley & Co.	160.00	2/16/2024	(1)	(15,674)	(263)	(258)	(5)
Jpmorgan Chase & Co.	Morgan Stanley & Co.	175.00	2/16/2024	(1)	(17,010)	(248)	(222)	(26)
Merck & Co., Inc.	Morgan Stanley & Co.	110.00	2/16/2024	(1)	(10,902)	(300)	(250)	(50)
Microchip Technology, Inc.	Morgan Stanley & Co.	97.50	2/16/2024	(3)	(27,054)	(517)	(665)	148
Microsoft Corp.	Morgan Stanley & Co.	405.00	2/16/2024	(1)	(37,604)	(428)	(447)	19
Morgan Stanley	Morgan Stanley & Co.	97.50	2/16/2024	(1)	(9,325)	(153)	(151)	(2)
Newmont Corp.	Morgan Stanley & Co.	45.00	2/16/2024	(7)	(28,973)	(525)	(663)	138
Qualcomm, Inc.	Morgan Stanley & Co.	160.00	2/16/2024	(2)	(28,926)	(338)	(403)	65
Union Pacific Corp.	Morgan Stanley & Co.	260.00	2/16/2024	(1)	(24,562)	(260)	(287)	27
United Parcel Service, Inc.	Morgan Stanley & Co.	170.00	2/16/2024	(2)	(31,446)	(390)	(421)	31
Williams Cos. Inc/the	Morgan Stanley & Co.	37.00	2/16/2024	(7)	(24,381)	(210)	(306)	96
EXCHANGE TRADED
Call
U.S. Treasury 5-Year Future Option	JPMorgan Chase Bank N.A.	110.00	2/23/2024	(56)	(6,091,313)	(26,688)	(26,133)	(555)

Total Written Options						$(33,886)	$(34,595)	$709

The accompanying notes are an integral part of these financial statements.

70	Litman Gregory Funds Trust

iMGP High Income Fund 2023 Annual Report (Unaudited)

The iMGP High Income Fund rose 12.32% in calendar year 2023. During the same 12-month period, the Bloomberg US Aggregate Bond Index (Agg) gained 5.53% and high-yield bonds (ICE BofA Merrill Lynch US High Yield TR Index) increased 13.46%. The fund meaningfully outperformed its Morningstar Nontraditional Bond peer category, which gained 6.93% during the year. Since the fund’s inception (9/28/18), its annualized return is 4.10%, compared to 1.36% for the Agg and 4.01% for high-yield bonds. The fund has also outperformed its peer category’s 1.81% gain over the five-plus year timeframe.

Performance as of 12/31/2023
	One- Year	Three- Year	Five- Year	Since Inception 9/28/18
iMGP High Income Fund	12.32%	3.64%	4.97%	4.10%
Bloomberg Aggregate Bond Index	5.53%	-3.31%	1.10%	1.36%
ICE BofAML U.S. High Yield TR USD Index	13.46%	2.00%	5.21%	4.01%
Morningstar US Fund Nontraditional Bond	6.93%	0.56%	2.25%	1.81%

Past performance does not guarantee future results. Index performance is not illustrative of fund performance. An investment cannot be made directly in an index. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. To obtain the performance of the funds as of the most recently completed calendar month, please visit www.imgpfunds.com. The Advisor has contractually agreed to limit the expenses of the fund through April 30, 2025. Without this limit the fund’s net expenses would be higher and the return would be lower.
SEC 30-Day Yield[1] as of 12/31/2023: 6.13%
Unsubsidized SEC 30-Day Yield[2] as of 12/31/2023: 5.72%

1. The 30-day SEC Yield is computed under an SEC standardized formula based on net income earned over the past 30 days. It is a “subsidized” yield, which means it includes contractual expense reimbursements, and it would be lower without those reimbursements.

2. The unsubsidized 30-day SEC Yield is computed under an SEC standardized formula based on net income earned over the past 30 days. It excludes contractual expense reimbursements, resulting in a lower yield.

Trailing Twelve-Month (TTM) Income Distribution Yield as of 12/31.23: 6.28%
Trailing Twelve-Month Total Distribution Yield as of 12/31/23: 6.28%

TTM Yield is the yield an investor would have received if they had held the fund over the last 12 months assuming the most recent NAV. T. The 12-month income yield is calculated by assuming any income distributions over the past 12 months and dividing the sum by the most recent NAV. The 12-month total yield is calculated by assuming any income distributions over the past 12 months and any capital gain distributions made over the past 12 months and dividing the sum by the most recent NAV. TTM yield is not a reflection of future results.

Expense Ratios*
Gross Expense Ratio	1.42%
Net Expense Ratio	1.00%
Adjusted Expense Ratio Excluding Interest and Dividend Expense	0.98%

* The expense ratios disclosed in the performance table are based on the most recent prospectus and may not tie to what are disclosed in the financial highlights.

Portfolio Commentary

Performance of Managers

For the calendar year, all three subadvisors had strong gains. The fund’s two flexible credit managers, Brown Brothers Harriman and Guggenheim produced returns of 13.74% and 12.44%, respectively. Neuberger Berman’s option income strategy also posted a strong 13.86% gain for the year. (These returns are net of the management fees that each sub-advisor charges the fund.)

Manager Commentaries

Brown Brothers Harriman

Fixed-income markets gained during 2023 despite interest rate and credit spread volatility. The Federal Reserve increased the target range four times during the year, each time by 0.25%, yet longer-term interest rates ended the year close to their levels at the start of the year. Those changes mask the volatility driven by credit conditions and swift changes in expectations of future Federal Reserve interest rates drove markets. The failure of Silicon Valley Bank in March spurred risk contagion among U.S. regional banks and led to central bank intervention to support other banks. Amid those conditions, credit spreads spiked, and investors predicted imminent and rapid Fed rate cuts. Those conditions stabilized and the U.S. economy showed resilience among the higher interest-rate environment, and investor expectations shifted to a belief the Fed would need to stay “higher for longer” with longer-term interest rates rising to their highest levels in

Fund Summary	71

fifteen years. Investor expectations changed rapidly again during the fourth quarter, and interest rates declined to reflect again the prospect of quicker and larger Fed rate cuts in 2024.

Credit market performance was strong despite concerns over the impact that higher interest rates would have on default and loss rates. Default rates rose but were in-line with long-term average default rates. Loss and delinquency rates for various loans remain low by historical standards. The prospect of near-term Fed easing may also alleviate investor concerns about near-term economic risks.

All major credit indexes had positive excess returns in 2023 as risk spreads narrowed across all sectors, qualities, and maturities. Non-agency CMBS outperformed comparable duration Treasuries slightly despite negative headlines regarding commercial real estate. Indexes of investment-grade corporate bonds, senior bank loans, high-yield corporate bonds, non-traditional ABS, and CLO debt posted strong excess returns.

The robust rally in corporate credit spreads has changed the valuation landscape. Index spreads now rival those witnessed in the fourth quarter of 2021 when we last wrote about our concerns about weak valuations. A steadfast valuation discipline coupled with our disciplined credit underwriting will be essential in 2024 as issuers rush to refinance looming maturities opportunistically in this more-advantageous yield environment.

The portfolio’s performance was driven by a combination of favorable interest rate and credit positioning and strong selection results. The portfolio’s defensive duration posture was additive to results as short-term fixed income had positive returns. The portfolio’s sector and quality exposures contributed a similar amount to results as its duration profile, as the portfolio emphasized several strong-performing segments of the credit markets, including senior bank loans, investment-grade corporate bonds, high-yield corporate bonds, and ABS.

Selection results also contributed, and the portfolio experienced balanced contributions among sectors. The largest contributors to performance included corporate bonds issued by property and casualty (P&C) and life insurers, senior bank loans to electric utilities and healthcare companies, bonds of single asset single borrower (SASB) CMBS, holdings of CLOs, and high-yield corporate bonds issued by midstream energy and technology companies. Positions in high-yield corporate bonds issued by pharmaceutical companies and senior bank loans to consumer cyclical services companies had negative selection results during the year and detracted from performance.

At the end of the year, the portfolio’s duration was 2.2 years and remained near levels consistent with long-term capital preservation. The portfolio’s weight to high-yield corporate bonds increased during the year while the portfolio’s weight to senior bank loans decreased by a similar amount. The portfolio’s allocation to high-yield and non-rated instruments decreased slightly to 44% from 48%. The portfolio’s yield to maturity was 9.2% and remained elevated versus bond market alternatives. The portfolio’s option-adjusted spread was 455 basis points; for reference, the Bloomberg U.S. Corporate Index’s option-adjusted spread was 99 basis points, and the Bloomberg U.S. Corporate High Yield Index’s option-adjusted spread was 323 basis points at quarter-end.

Several forces are being exerted on credit markets in 2024, and the effect on credit spreads and transaction volumes is uncertain. Valuations, potential defaults and recession, the prospect of Fed easing, heightened refinancing needs, and fund flows in a higher Treasury rate environment can cause the market to behave erratically in any given year, and this year promises to be no different. That is why strong valuation and credit disciplines are imperative to performing in the market.

Guggenheim

The sleeve of the portfolio generated positive performance in 2023 with a return of 12.44%. Carry, or earned income net of fees, was the largest contributor to performance, adding approximately 8.30%. Credit positioning contributed 2.50% with positive performance coming from both allocation decisions and security selection. From an allocation perspective, the portfolio’s largest allocations (high-yield corporates, ABS, and bank loans) all returned 12-15% on the year. Security selection was also a contributor with the portfolios holdings in each of the aforementioned sectors outperforming their respective indices by 2% to 4%. Lastly, duration contributed 0.45% to performance.

The U.S. economy has proved resilient so far to tight monetary policy by the Federal Reserve (Fed), helped by falling inflation boosting real incomes and consumer sentiment, a big expansion in the fiscal deficit over the past year, and a supply-side boost as labor force participation improves. These tailwinds are likely to fade going forward which will pressure growth. Consumer spending also faces headwinds from dwindling excess savings buffers. The Fed-induced easing of financial conditions, with interest rates falling and stock prices rising, takes pressure off the economy and helps bring down recession risk. While recession risk has come down, it is still materially higher than very optimistic market expectations. The 2024 election could add to volatility and uncertainty this year. We expect Treasury yields to decline more than the market currently anticipates this year, though they are unlikely to return to the lows of the last cycle. We expect default rates to stay elevated as U.S. companies cope with rising borrowing costs and limited credit availability, but the stress will become increasingly bifurcated between large and small companies. High-quality corporate debt and structured credit yields should provide an income cushion that could reduce the impact if spreads should widen from here.

Over the past several quarters the portfolio has prioritized income, diversification, and quality to take advantage of relative value opportunities, while limiting potential downside. As interest-rate volatility rose to levels not seen since the Global Financial Crisis, and the 10-year Treasury approached 5%, spreads in many high-quality assets widened to post-COVID wides, creating a significant opportunity for the portfolio in both credit and interest rate markets.

72	Litman Gregory Funds Trust

To that end, we have focused on opportunities in high-quality structured credit, where a significant yield advantage exists relative to both investment grade corporates and agency MBS. Specific areas of focus within the Portfolio’s second largest aggregate allocation have been whole business securitizations, non-agency RMBS, and middle market CLOs.

Spreads in each of these asset classes well exceed similar credit quality opportunities in most parts of the investment grade corporate market, creating a compelling opportunity for investors capable of underwriting these more complicated structures. Corporate credit is the largest aggregate allocation within the portfolio. While corporate credit spreads are near fair value levels, there remain many idiosyncratic opportunities for alpha generation. Primary market offerings priced at especially attractive levels as investors pulled back from lending activities this year, presenting a unique opportunity to capture new issue premiums. Given dramatic intra-quarter shifts in market pricing of the path of monetary policy, the portfolio actively adjusted duration positioning increasing duration as rates rose to multi-decade highs then subsequently reducing duration as market pricing returned to in-line with our house views. The turbulence in fixed-income markets over the past couple of years has provided a very attractive entry point for longer-term investors particularly with the Federal Reserve having now signaled a pause in its rate hike campaign. Fixed income has historically performed very well during pause phases of monetary policy and potential rate cuts would add further tailwinds.

Neuberger Berman

Despite multiple wars, Silicon Valley Bank’s collapse, rampant price inflation, immigration, political controversies, labor union strikes, and budget brinksmanship, the S&P 500 Index (“S&P 500”) closed 2023 out with an 11.7% return in the fourth quarter, which brought its annual total return to 26.3%. The ‘Magnificent Seven’ posted a staggering 76% return as the AI narrative went mainstream and investors began to price in Fed easing in 2024. Notably, three S&P 500 sectors finished the year up more than 40%: Information Technology (+56.4%), Consumer Discretionary (+54.4%), and Communication Services (+41.0%); while three interest rate sensitive sectors were down on the year: Utilities (-10.2%), Consumer Staples (-2.2%), and Energy (-4.8%). Fixed income markets fared relatively well in the fourth quarter with expectations that the Fed’s rate policy was shifting to a more dovish stance but were no match for stock market narratives. The Bloomberg US Aggregate and the ICE BofAML US High Yield Indexes were up 6.8% and 7.2% in the fourth quarter, which boosted their 2023 results to 5.5% and 13.5%, respectively.

With the positive equity market momentum and the expectation that the Fed will begin a rate cutting cycle in 2024, implied volatility levels declined into year end and put skew levels were depressed as investors leaned into call buying for upside participation versus put buying for risk mitigation. Investor FOMO was driven by the prevalence of ‘big up days’ vs. ‘big down days’. Specifically, 2023 saw seven days with S&P 500 gains greater than 1.75% versus just two days with S&P 500 losses of more than -1.75%. The Cboe S&P 500 Volatility Index (“VIX”) averaged 16.9 for the year, which is well below its 2022 average of 25.6 but only a few points off its long-term average. In 2023, S&P 500 realized volatility fell to 13.3 versus 24.6 in 2022. The S&P 500 Index option market kept its positive implied volatility premium streak going with an average premium of 3.7 in the fourth quarter resulting in a 2023 average of 4.3. Looking ahead to 2024, S&P 500 Index option markets appear to be pricing implied volatility levels slightly below longer-term levels, which we think is probably underestimating all the potential risk in the global economic and political landscape. A small-but-real chance for a US recession, Ukraine falling to Russia, Trump election mania, simmering China relations, and the ongoing war between Israel and Hamas remain risks. Even without these major risks, every year offers unexpected events—except for maybe 2017—that can result in rapid repricing of equity market risk and present opportunities for elevated premium capture.

Many alternative strategies fared well relative to their more recent pasts, which saw zero rates and volatile equity markets drain return potential. Overall, our less directional index option strategies managed to navigate the S&P 500’s performance reversal from August through December. We expect these trends to continue as US economic and political uncertainty begin to cool equity and credit market returns and market uncertainty rebounds off recent lows in the new year. In 2023, the sleeve of the portfolio managed by NBIA (the “sleeve”) returned 11.21%, besting its PutWrite Benchmark, which consists of 40% Cboe S&P 500 PutWrite Index (PUT) and 60% ICE 0-3M US Treasury Bill Index, return of 8.75% but modestly lagging the Bloomberg US Corporate High Yield Index return of 13.44%. On the year, the S&P 500 PutWrite Strategy produced returned 11.04% as the Cboe S&P 500 2% OTM PutWrite Index (PUTY) returned 12.23%. On the year, the collateral portfolio gained 4.40% versus the ICE BofA 0-3M US T-Bill Index return of 5.10%.

We don’t believe the economic recession that was so certain to occur in 2023 is any more likely to occur in the first half of 2024. Our simple hypothesis is that the higher levels of portfolio income being paid to investors in the form of interest payments will continue to be a short-term income enhancement for the large US upper-middle class. The direct economic stimulus that was being provided directly to consumers and asset owners by the Fed has now shifted to the US Treasury’s distribution of interest payments (cash flows) to debtholders, which are mostly wealthy investors and institutions. The immediate increase in income for entities that spend is not instantly offset by the increase in longer-term financing costs that investors and corporations must bear over the coming years. Hence, we do not believe the Fed has to pull the ‘handbrake’ on the economy as the ‘soft-landing’ is in progress. However, fast forward a few quarters and the outlook for equities becomes much more ambiguous. Pile on a contentious US Presidential election in November and 2024 has the makings of a relatively volatile year.

Fund Summary	73

Strategy Allocations

The fund’s target allocations across the three managers are as follows: 40% each to Brown Brothers Harriman and Guggenheim Investments, and 20% to Neuberger Berman. We use the fund’s daily cash flows to bring each manager’s allocation toward their targeted allocation should differences in shorter-term relative performance cause divergences. We believe the fund remains well-diversified with the ability to be opportunistic across non-traditional credit sectors, particularly within the broad mandates of the fund’s flexible credit managers, BBH and Guggenheim.

Sub-Advisor Portfolio Composition as of December 31, 2022

Brown Brothers Harriman Credit Value Strategy

ABS	18%
Bank Loans	34%
Corporate Bonds	39%
CMBS	6%
Reserves	3%

Guggenheim Multi-Credit Strategy

ABS	24%
Bank Loans	18%
Corporate Bonds	36%
Non-Agency RMBS	5%
Preferred Stock	3%
CMBS	2%
Other	6%
Cash	6%

Neuberger Berman Option Income Strategy

Equity Index Put Writing	100%

iMGP High Income Fund Value of Hypothetical $10,000

The value of a hypothetical $10,000 investment in the iMGP High Income Fund from September 28, 2018 to December 31, 2023 compared with the ICE BofA US High Yield Index, Morningstar Nontraditional Bond Category and Bloomberg US Agg Bond Index.

The hypothetical $10,000 investment at fund inception includes changes due to share price and reinvestment of dividends and capital gains. The chart does not imply future performance. Indexes are unmanaged, do not incur fees, expenses or taxes, and cannot be invested in directly.

Performance quoted does not include a deduction for taxes that a shareholder would pay on the redemption of fund shares.

74	Litman Gregory Funds Trust

iMGP High Income Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at December 31, 2023

Shares		Value

COMMON STOCKS: 0.0%

Consumer Staples: 0.0%
648	Moran Foods LLC*	$219

Materials: 0.0%
563	Yak Blocker 2 LLC*(i)	6
609	Yak Blocker 2 LLC*(i)	6
2,411	Yak Blocker 2 LLC*(i)	457
22,605	Yak Blocker 2 LLC*(i)	4,287
8,444	Yak Blocker 2 LLC*(i)	4,964

		9,720

TOTAL COMMON STOCKS (Cost $71,500)		9,939

PREFERRED STOCKS: 1.7%

Financials: 1.7%
	CNO Financial Group, Inc.
2,000	5.125%, 11/25/2060	34,840
	Crescent Capital BDC, Inc.
8,900	5.000%, 05/25/2026	208,260
	Eagle Point Credit Co., Inc.
32,000	5.375%, 01/31/2029	715,597
	Oxford Lane Capital Corp.
23,400	5.000%, 01/31/2027	533,052
	Selective Insurance Group, Inc. - Series B
2,000	4.600%, 12/15/2025(a)	34,380

TOTAL PREFERRED STOCKS (Cost $1,711,149)		1,526,129

Principal Amount^

ASSET-BACKED SECURITIES: 20.5%
	AASET Trust
$220,258	Series 2019-2-B 4.458%, 10/16/2039(b)	103,799
138,939	Series 2020-1A-B 4.335%, 01/16/2040(b)	78,157
	AASET U.S. Ltd.
88,753	Series 2018-2A-A 4.454%, 11/18/2038(b)	79,601
	ABPCI Direct Lending Fund ABS I Ltd.
108,734	Series 2020-1A-B 4.935%, 12/20/2030(b)	102,384
	ABPCI Direct Lending Fund CLO I LLC
250,000	Series 2017-1A-DR 10.177%, 04/20/2032(b)(c) 3 mo. USD Term SOFR + 4.762%	240,284
	ABPCI Direct Lending Fund CLO XV Ltd.
250,000	Series 2023-15A-C 9.641%, 10/30/2035(b)(c) 3 mo. USD Term SOFR + 4.200%	250,731
	ABPCI Direct Lending Fund IX LLC
500,000	Series 2020-9A-BR 8.149%, 11/18/2031(b)(c) 3 mo. USD Term SOFR + 2.762%	482,512

Principal Amount^		Value
	ACRES Commercial Realty Ltd.
$250,000	Series 2021-FL1-AS 7.076%, 06/15/2036(b)(c) 1 mo. USD Term SOFR + 1.714%	$244,776
	Adams Outdoor Advertising LP
280,000	Series 2023-1-A2 6.967%, 07/15/2053(b)	284,503
	Anchorage Credit Funding 4 Ltd.
250,000	Series 2016-4A-CR 3.523%, 04/27/2039(b)	215,840
	Applebee’s Funding LLC/IHOP Funding LLC
297,000	Series 2019-1A-A2II 4.723%, 06/05/2049(b)	285,654
	Ares Finance Co. LLC
500,000	0.000%, 10/15/2036(d)	505,000
	Atlas Senior Loan Fund IX Ltd.
350,000	Series 2018-9A-C 7.477%, 04/20/2028(b)(c) 3 mo. USD Term SOFR + 2.062%	349,246
	Blue Stream Issuer LLC
100,000	Series 2023-1A-B 6.898%, 05/20/2053(b)	95,521
	Business Jet Securities LLC
41,912	Series 2020-1A-B 3.967%, 11/15/2035(b)	39,965
282,053	Series 2022-1A-B 5.192%, 06/15/2037(b)	259,132
	CARS-DB4 LP
220,000	Series 2020-1A-B1 4.170%, 02/15/2050(b)	210,509
200,000	Series 2020-1A-B3 4.950%, 02/15/2050(b)	168,223
	CARS-DB7 LP
99,688	Series 2023-1A-A2 6.500%, 09/15/2053(b)	100,273
320,000	Series 2023-1A-B 7.750%, 09/15/2053(b)	320,847
	Castlelake Aircraft Securitization Trust
73,101	Series 2018-1-A 4.125%, 06/15/2043(b)	66,715
	Castlelake Aircraft Structured Trust
181,323	Series 2021-1A-B 6.656%, 01/15/2046(b)	150,611
	Cerberus Loan Funding XLII LLC
250,000	Series 2023-3A-C 9.577%, 09/13/2035(b)(c) 3 mo. USD Term SOFR + 4.150%	249,971
	Cerberus Loan Funding XLIV LLC
250,000	Series 2023-5A-C 0.000%, 01/15/2036(b)(c) 3 mo. USD Term SOFR + 4.200%	250,000
	CHCP Ltd.
100,000	Series 2021-FL1-D 8.473%, 02/15/2038(b)(c) 1 mo. USD Term SOFR + 3.114%	96,318
	CIFC Funding II Ltd.
250,000	Series 2017-2A-DR 8.777%, 04/20/2030(b)(c) 3 mo. USD Term SOFR + 3.362%	247,532
	DigitalBridge Issuer LLC
350,000	Series 2021-1A-A2 3.933%, 09/25/2051(b)	329,676

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	75

iMGP High Income Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at December 31, 2023 (Continued)

Principal Amount^		Value

ASSET-BACKED SECURITIES (CONTINUED)
	Dryden 87 CLO Ltd.
$ 300,000	Series 2021-87A-SUB 0.000%, 05/20/2034(b)(d)	$202,282
	Elm Trust
85,948	Series 2020-4A-B 3.866%, 10/20/2029(b)	78,949
	Falcon Aerospace Ltd.
168,490	Series 2017-1-B 6.300%, 02/15/2042(b)	148,354
	First Franklin Mortgage Loan Trust
426,821	Series 2006-FF16-2A4 5.890%, 12/25/2036(c) 1 mo. USD Term SOFR + 0.534%	175,806
	FirstKey Homes Trust
150,000	Series 2020-SFR2-G1 4.000%, 10/19/2037(b)	140,282
100,000	Series 2020-SFR2-G2 4.500%, 10/19/2037(b)	93,814
	Fortress Credit Opportunities IX CLO Ltd.
250,000	Series 2017-9A-A2TR 7.456%, 10/15/2033(b)(c) 3 mo. USD Term SOFR + 2.062%	241,395
	FS Rialto Issuer LLC
100,000	Series 2022-FL5-C 9.278%, 06/19/2037(b)(c) 1 mo. USD Term SOFR + 3.922%	99,210
100,000	Series 2022-FL6-C 9.586%, 08/17/2037(b)(c) 1 mo. USD Term SOFR + 4.230%	100,378
	GAIA Aviation Ltd.
184,389	Series 2019-1-A 3.967%, 12/15/2044(b)(e)	167,733
144,422	Series 2019-1-B 5.193%, 12/15/2044(b)(e)	121,238
	GoldenTree Loan Management U.S. CLO 1 Ltd.
250,000	Series 2021-9A-D 8.577%, 01/20/2033(b)(c) 3 mo. USD Term SOFR + 3.162%	251,235
	Golub Capital Partners ABS Funding Ltd.
96,664	Series 2020-1A-B 4.496%, 01/22/2029(b)	90,080
	Hotwire Funding LLC
750,000	Series 2021-1-C 4.459%, 11/20/2051(b)	637,217
	IP Lending X Ltd.
220,000	Series 2023-10A-SNR 7.750%, 07/02/2029(b)	223,947
	Jersey Mike’s Funding
99,500	Series 2021-1A-A2I 2.891%, 02/15/2052(b)	90,212
	JOL Air Ltd.
164,368	Series 2019-1-A 3.967%, 04/15/2044(b)	149,760
	KDAC Aviation Finance Ltd.
145,591	Series 2017-1A-A 4.212%, 12/15/2042(b)	122,677

Principal Amount^		Value
	KREF Ltd.
$ 100,000	Series 2021-FL2-AS 6.776%, 02/15/2039(b)(c) 1 mo. USD Term SOFR + 1.414%	$96,505
	LCCM Trust
150,000	Series 2021-FL3-C 8.076%, 11/15/2038(b)(c) 1 mo. USD Term SOFR + 2.714%	143,264
	LCM 35 Ltd.
520,000	Series 35A-SUB 0.000%, 10/15/2034(b)(d)	350,411
	LCM 37 Ltd.
300,000	Series 37A-SUB 0.000%, 04/15/2034(b)(d)	195,000
	LCM 39 Ltd.
250,000	Series 39A-E 14.224%, 10/15/2034(b)(c) 3 mo. USD Term SOFR + 8.830%	250,852
	LoanCore Issuer Ltd.
200,000	Series 2022-CRE7-D 8.438%, 01/17/2037(b)(c) 30 day USD SOFR Average + 3.100%	191,508
	LoanCore Issuer Ltd.
100,000	Series 2021-CRE5-D 8.476%, 07/15/2036(b)(c) 1 mo. USD Term SOFR + 3.114%	93,379
100,000	Series 2021-CRE6-D 8.326%, 11/15/2038(b)(c) 1 mo. USD Term SOFR + 2.964%	86,895
	Madison Park Funding XLVIII Ltd.
250,000	Series 2021-48A-D 8.658%, 04/19/2033(b)(c) 3 mo. USD Term SOFR + 3.262%	251,204
	MAPS Trust
113,606	Series 2021-1A-A 2.521%, 06/15/2046(b)	100,674
	Marathon CLO V Ltd.
19,783	Series 2013-5A-BR 7.479%, 11/21/2027(b)(c) 3 mo. USD Term SOFR + 2.112%	19,825
	MCA Fund Holding LLC
138,335	Series 2020-1-B 4.247%, 11/15/2035(b)	132,984
	MidOcean Credit CLO VII
500,000	Series 2017-7A-CR 7.856%, 07/15/2029(b)(c) 3 mo. USD Term SOFR + 2.462%	501,882
	Monroe Capital ABS Funding Ltd.
172,277	Series 2021-1A-A2 2.815%, 04/22/2031(b)	167,492
	Monroe Capital Income Plus ABS Funding LLC
140,000	Series 2022-1A-B 5.150%, 04/30/2032(b)	124,301
	Morgan Stanley ABS Capital I, Inc. Trust
262,096	Series 2006-HE8-A2D 5.690%, 10/25/2036(c) 1 mo. USD Term SOFR + 0.334%	113,261
344,624	Series 2007-HE4-A2C 5.700%, 02/25/2037(c) 1 mo. USD Term SOFR + 0.344%	111,907

The accompanying notes are an integral part of these financial statements.

76	Litman Gregory Funds Trust

iMGP High Income Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at December 31, 2023 (Continued)

Principal Amount^		Value

ASSET-BACKED SECURITIES (CONTINUED)
	Morgan Stanley IXIS Real Estate Capital Trust
$ 533,649	Series 2006-2-A3 5.620%, 11/25/2036(c) 1 mo. USD Term SOFR + 0.264%	$179,130
346,872	Series 2006-2-A4 5.690%, 11/25/2036(c) 1 mo. USD Term SOFR + 0.334%	116,463
	Nassau CFO LLC
126,687	Series 2019-1-A 3.980%, 08/15/2034(b)	122,007
	Neuberger Berman Loan Advisers CLO 44 Ltd.
250,000	Series 2021-44A-SUB 0.000%, 10/16/2034(b)(d)	199,388
	Newtek Small Business Loan Trust
51,023	Series 2018-1-A 7.950%, 02/25/2044(b)(c) U.S. (Fed) Prime Rate—0.550%	50,606
23,192	Series 2018-1-B 9.250%, 02/25/2044(b)(c) U.S. (Fed) Prime Rate + 0.750%	23,055
	Northwoods Capital 20 Ltd.
250,000	Series 2019-20A-DR 9.910%, 01/25/2032(b)(c) 3 mo. USD Term SOFR + 4.532%	250,127
	Northwoods Capital 22 Ltd.
250,000	Series 2020-22A-ER 13.567%, 09/01/2031(b)(c) 3 mo. USD Term SOFR + 8.190%	243,428
	OnDeck Asset Securitization Trust IV LLC
340,000	Series 2023-1A-B 8.250%, 08/19/2030(b)	343,353
	Oportun Issuance Trust
350,000	Series 2022-A-B 5.250%, 06/09/2031(b)	333,415
	Owl Rock CLO I LLC
250,000	Series 2019-1A-C 0.000%, 02/20/2036(b)(c) 3 mo. USD Term SOFR + 4.250%	251,785
	Owl Rock CLO XIII LLC
250,000	Series 2023-A-B 8.744%, 09/20/2035(b)(c) 3 mo. USD Term SOFR + 3.350%	250,526
	Oxford Finance Funding LLC
89,929	Series 2020-1A-B 4.037%, 02/15/2028(b)	86,151
	Oxford Finance Funding Trust
200,000	Series 2023-1A-B 7.879%, 02/15/2031(b)	198,213
	Palmer Square Loan Funding Ltd.
200,000	Series 2021-2A-SUB 0.000%, 05/20/2029(b)(d)	117,881
250,000	Series 2021-3A-C 8.177%, 07/20/2029(b)(c) 3 mo. USD Term SOFR + 2.762%	248,254
200,000	Series 2021-3A-SUB 0.000%, 07/20/2029(b)(d)	128,883
250,000	Series 2023-2A-B 8.050%, 01/25/2032(b)(c) 3 mo. USD Term SOFR + 2.700%	250,852

Principal Amount^		Value
	PennantPark CLO II Ltd.
$ 250,000	Series 2020-2A-D 12.156%, 01/15/2032(b)(c) 3 mo. USD Term SOFR + 6.762%	$250,749
	ReadyCap Lending Small Business Loan Trust
54,022	Series 2019-2-A 8.000%, 12/27/2044(b)(c) U.S. (Fed) Prime Rate - 0.500%	53,267
	Republic Finance Issuance Trust
240,000	Series 2020-A-B 3.540%, 11/20/2030(b)	230,632
	Saluda Grade Alternative Mortgage Trust
100,000	Series 2023-FIG4-B 7.115%, 11/25/2053(b)	101,610
	Sapphire Aviation Finance I Ltd.
61,732	Series 2018-1A-A 4.250%, 03/15/2040(b)	55,037
	Sapphire Aviation Finance II Ltd.
209,567	Series 2020-1A-B 4.335%, 03/15/2040(b)	156,263
	SERVPRO Master Issuer LLC
96,000	Series 2019-1A-A2 3.882%, 10/25/2049(b)	90,583
	Sonic Capital LLC
193,333	Series 2020-1A-A2I 3.845%, 01/20/2050(b)	183,001
48,333	Series 2020-1A-A2II 4.336%, 01/20/2050(b)	44,685
	Sprite Ltd.
189,051	Series 2021-1-A 3.750%, 11/15/2046(b)	173,535
	Stack Infrastructure Issuer LLC
250,000	Series 2020-1A-A2 1.893%, 08/25/2045(b)	231,669
	Start Ltd.
114,145	Series 2018-1-A 4.089%, 05/15/2043(b)	102,962
	STWD Ltd.
100,000	Series 2022-FL3-D 8.088%, 11/15/2038(b)(c) 30 day USD SOFR Average + 2.750%	94,892
	Sunbird Engine Finance LLC
165,379	Series 2020-1A-B 4.703%, 02/15/2045(b)	95,712
	Symphony CLO XXXI Ltd.
650,000	Series 2022-31A-SUB 0.000%, 04/22/2035(b)(d)	467,270
	Taco Bell Funding LLC
187,500	Series 2016-1A-A23 4.970%, 05/25/2046(b)	185,253
	Thrust Engine Leasing DAC
391,934	Series 2021-1A-B 6.121%, 07/15/2040(b)	311,247
	Vault DI Issuer LLC
250,000	Series 2021-1A-A2 2.804%, 07/15/2046(b)	219,272
	VB-S1 Issuer LLC
250,000	Series 2022-1A-F 5.268%, 02/15/2052(b)	216,245
	VCP RRL ABS I Ltd.
62,709	Series 2021-1A-C 5.425%, 10/20/2031(b)	56,943

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	77

iMGP High Income Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at December 31, 2023 (Continued)

Principal Amount^		Value

ASSET-BACKED SECURITIES (CONTINUED)
	Venture XIII CLO Ltd.
$ 250,000	Series 2013-13A-SUB 0.000%, 09/10/2029(b)(d)	$5,400
	Willis Engine Structured Trust VII
248,106	Series 2023-A-A 8.000%, 10/15/2048(b)	247,444

TOTAL ASSET-BACKED SECURITIES (Cost $20,432,166)		18,840,881

BANK LOANS: 18.1%
	24-7 Intouch, Inc.
99,475	10.206%, 08/25/2025(c) 1 mo. USD Term SOFR + 4.750%	97,766
	AccurideCorp.
37,149	10.606%, 05/18/2026(c) 1 mo. USD Term SOFR + 5.250%	30,834
	Advisor Group, Inc.
100,000	9.856%, 08/17/2028(c) 1 mo. USD Term SOFR + 4.500%	100,446
	AHP Health Partners, Inc.
555,200	8.970%, 08/24/2028(c) 1 mo. USD Term SOFR + 3.500%	557,890
	Air Canada
723,975	9.139%, 08/11/2028(c) 3 mo. USD Term SOFR + 3.500%	727,084
	AL NGPL Holdings LLC
297,790	8.845%-9.210%, 04/13/2028(c) 1 mo. USD Term SOFR + 3.750%	298,350
	Allen Media LLC
510,041	10.998%, 02/10/2027(c) 3 mo. USD Term SOFR + 5.500%	454,786
	AllSpring Buyer LLC
153,063	9.375%, 11/01/2028(c) 3 mo. USD Term SOFR + 4.000%	152,896
	American Airlines, Inc.
630,000	10.427%, 04/20/2028(c) 3 mo. USD Term SOFR + 4.750%	648,163
	Anchor Packaging, Inc.
99,479	8.956%, 07/18/2026(c) 1 mo. USD Term SOFR + 3.500%	99,106
	API Holdings III Corp.
3,583	6.348%, 03/25/2027(c) 3 mo. USD Term SOFR + 1.000%	3,480
	API Technologies Corp.
98,025	12.383%, 05/09/2026(c) 6 mo. USD Term SOFR + 7.000%	59,795
	Apttus Corp.
99,491	9.470%, 05/08/2028(c) 1 mo. USD Term SOFR + 4.000%	99,875
	Aretec Group, Inc.
99,749	9.956%, 08/09/2030(c) 1 mo. USD Term SOFR + 4.500%	99,817
	Aston FinCo Sarl
96,250	9.720%, 10/09/2026(c) 1 mo. USD Term SOFR + 4.250%	81,829
	Asurion LLC
99,499	9.706%, 08/19/2028(c) 1 mo. USD Term SOFR + 4.250%	99,286

Principal Amount^		Value
	Athenahealth Group, Inc.
$ 373,199	8.606%, 02/15/2029(c) 1 mo. USD Term SOFR + 3.250%	$372,079
	Atlas CC Acquisition Corp.
15,868	9.900%, 05/25/2028(c) 3 mo. USD Term SOFR + 4.250%	14,820
3,228	9.900%, 05/25/2028(c) 3 mo. USD Term SOFR + 4.250%	3,015
	Avalara, Inc.
136,364	12.598%, 10/19/2028(c) 3 mo. USD Term SOFR + 7.250%	134,789
	BANGL LLC
99,750	9.895%, 02/01/2029(c) 1 mo. USD Term SOFR + 4.500%	100,030
	Bausch Health Cos., Inc.
97,125	10.706%, 02/01/2027(c) 1 mo. USD Term SOFR + 5.250%	79,339
	Bleriot U.S. Bidco, Inc.
99,500	9.610%, 10/31/2028(c) 3 mo. USD Term SOFR + 4.000%	100,024
	Blue Ribbon LLC
225,288	11.631%, 05/08/2028(c) 3 mo. USD Term SOFR + 6.000%	197,409
	Blue Tree Holdings, Inc.
99,489	8.110%, 03/04/2028(c) 3 mo. USD Term SOFR + 2.500%	99,115
	Calpine Construction Finance Co. LP
99,750	7.606%, 07/31/2030(c) 1 mo. USD Term SOFR + 2.250%	99,887
	Cardenas Markets, Inc.
99,496	12.198%, 08/01/2029(c) 3 mo. USD Term SOFR + 6.750%	99,720
	Cengage Learning, Inc.
45,813	10.406%, 07/14/2026(c) 3 mo. USD Term SOFR + 4.750%	46,016
	Central Parent Inc.
615,350	9.348%, 07/06/2029(c) 3 mo. USD Term SOFR + 4.000%	619,547
	Chef’s Warehouse Leasing Co. LLC
92,083	10.206%, 08/23/2029(c) 1 mo. USD Term SOFR + 4.750%	92,237
	Citadel Securities LP
99,506	7.970%, 07/29/2030(c) 1 mo. USD Term SOFR + 2.500%	99,858
	Congruex Group LLC
44,872	11.283%, 05/03/2029(c) 3 mo. USD Term SOFR + 5.750%	42,853
	Connect Finco Sarl
505,556	8.856%, 12/11/2026(c) 1 mo. USD Term SOFR + 3.500%	506,364
	CP Atlas Buyer, Inc.
99,344	9.206%, 11/23/2027(c) 1 mo. USD Term SOFR + 3.750%	97,988
	Denali Water Solutions
60,382	9.748%, 03/27/2028(c) 3 mo. USD Term SOFR + 4.250%	56,935
	Dermatology Intermediate Holdings III, Inc.
83,801	9.633%, 03/30/2029(c) 3 mo. USD Term SOFR + 4.250%	81,287
15,734	9.633%, 03/30/2029(c) 3 mo. USD Term SOFR + 4.250%	15,262

The accompanying notes are an integral part of these financial statements.

78	Litman Gregory Funds Trust

iMGP High Income Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at December 31, 2023 (Continued)

Principal Amount^		Value

BANK LOANS (CONTINUED)
	Dhanani Group, Inc.
$ 97,273	11.456%, 07/20/2025(c) 1 mo. USD Term SOFR + 6.000%	$94,841
	Eastern Power LLC
362,976	9.220%, 10/02/2025(c) 1 mo. USD Term SOFR + 3.750%	357,786
	Eisner Advisory Group LLC
29,166	10.720%, 07/28/2028(c) 1 mo. USD Term SOFR + 5.250%	29,263
	Emrld Borrower LP
83,278	8.356%, 05/31/2030(c) 1 mo. USD Term SOFR + 3.000%	83,668
	EyeCare Partners LLC
96,410	9.395%, 02/18/2027(c) 3 mo. USD Term SOFR + 3.750%	48,259
	Finastra USA, Inc.
2,647	12.610%, 09/13/2029(c) 3 mo. USD Term SOFR + 7.250%	2,585
91,000	12.630%-12.713%, 09/13/2029(c) 3 mo. USD Term SOFR + 7.250%	90,222
	First Brands Group LLC
144,855	10.881%, 03/30/2027(c) 6 mo. USD Term SOFR + 5.000%	143,950
	Firstdigital Communications LLC
49,875	9.720%, 12/17/2026(c) 1 mo. USD Term SOFR + 4.250%	48,466
	Florida Food Products LLC
67,422	10.470%, 10/18/2028(c) 1 mo. USD Term SOFR + 5.000%	59,163
	FR Refuel LLC
88,462	10.220%, 11/08/2028(c) 1 mo. USD Term SOFR + 4.750%	86,140
	GEON Performance Solutions LLC
351,900	10.360%, 08/18/2028(c) 3 mo. USD Term SOFR + 4.750%	352,340
	Gibson Brands, Inc.
98,000	10.664%, 08/11/2028(c) 3 mo. USD Term SOFR + 5.000%	87,873
	GIP II Blue Holding LP
147,412	9.970%, 09/29/2028(c) 1 mo. USD Term SOFR + 4.500%	148,283
	Global Medical Response, Inc.
253,980	9.895%, 03/14/2025(c) 3 mo. USD Term SOFR + 4.250%	200,222
	Help At Home, Inc.
1,360	10.460%, 10/29/2027(c) 1 mo. USD Term SOFR + 5.000%	1,353
21,304	10.460%, 10/29/2027(c) 1 mo. USD Term SOFR + 5.000%	21,184
147,521	10.460%, 10/29/2027(c) 1 mo. USD Term SOFR + 5.000%	147,091
	Higginbotham Insurance Agency, Inc.
46,444	10.956%, 11/24/2028(c) 1 mo. USD Term SOFR + 5.500%	46,011
97,574	10.956%, 11/24/2028(c) 1 mo. USD Term SOFR + 5.500%	96,665
	HighTower Holdings LLC
36,798	9.641%, 04/21/2028(c) 3 mo. USD Term SOFR + 4.000%	36,722

Principal Amount^		Value
	Holding Socotec SAS
$ 98,000	9.822%, 06/02/2028(c) 3 mo. USD Term SOFR + 4.250%	$97,265
	HV Eight LLC
459,209 (EUR)	7.425%, 11/22/2027(c) 3 mo. EUR EURIBOR + 3.500%	508,152
	Ilpea Parent, Inc.
674,003	9.975%, 06/22/2028(c) 1 mo. USD Term SOFR + 4.500%	663,893
	Imagefirst Holdings LLC
27,883	9.964%, 04/27/2028(c) 6 mo. USD Term SOFR + 4.750%	27,883
	Jones DesLauriers Insurance Management, Inc.
100,000	9.625%, 03/15/2030(c) 3 mo. USD Term SOFR + 4.250%	100,563
	Laseraway Intermediate Holdings II LLC
91,671	11.414%, 10/14/2027(c) 3 mo. USD Term SOFR + 5.750%	90,639
	LendingTree, Inc.
553,000	9.213%, 09/15/2028(c) 1 mo. USD Term SOFR + 3.750%	514,636
	MB2 Dental Solutions LLC
107,602	11.456%, 01/29/2027(c) 1 mo. USD Term SOFR + 6.000%	106,459
78,506	11.456%, 01/29/2027(c) 1 mo. USD LIBOR + 6.000%	77,721
	Medallion Midland Acquisition LLC
355,000	0.000%, 10/18/2028(f)	356,839
	Medline Borrower LP
402,825	8.470%, 10/23/2028(c) 1 mo. USD Term SOFR + 3.000%	405,310
	Midwest Veterinary Partners LLC
97,762	9.470%, 04/27/2028(c) 1 mo. USD Term SOFR + 4.000%	97,167
	Moran Foods LLC
5,688	12.698%, 06/30/2026(c) 3 mo. USD Term SOFR + 7.500%	2,966
12,145	12.698%, 06/30/2026(c) 3 mo. USD Term SOFR + 7.250%	10,911
10,721	12.698%, 06/30/2026(c) 3 mo. USD Term SOFR + 2.000%	5,590
	MPH Acquisition Holdings LLC
742,900	9.900%, 09/01/2028(c) 3 mo. USD Term SOFR + 4.250%	718,291
	NFM & J LP
49,520	11.219%-11.238%, 11/30/2027(c) 3 mo. USD Term SOFR + 5.750%	48,530
48,718	11.233%, 11/30/2027(c) 3 mo. USD Term SOFR + 5.750%	47,744
	Orion Group Holdco, LLC
3,783	11.636%, 03/19/2027(c) 3 mo. USD Term SOFR + 6.000%	3,404
34,678	11.860%, 03/19/2027(c) 3 mo. USD Term SOFR + 6.250%	34,059
35,217	11.860% - 11.889%, 03/19/2027(c) 3 mo. USD Term SOFR + 6.250%	34,949
	Pacific Bells LLC
60,023	10.110%, 11/10/2028(c) 3 mo. USD Term SOFR + 4.500%	59,891
	Park Place Technologies LLC
99,489	10.456%, 11/10/2027(c) 1 mo. USD Term SOFR + 5.000%	99,275

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	79

iMGP High Income Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at December 31, 2023 (Continued)

Principal Amount^		Value

BANK LOANS (CONTINUED)
	Pelican Products, Inc.
$ 99,492	9.601%, 12/29/2028(c) 3 mo. USD Term SOFR + 4.250%	$92,694
	Playpower, Inc.
88,356	11.064%, 05/08/2026(c) 3 mo. USD Term SOFR + 5.500%	79,520
	PMH Newco LP
291,280	8.498%, 10/02/2030(c) 3 mo. USD Term SOFR + 3.150%	291,192
	PMH SPV - C LLC
94,207	8.498%, 10/02/2030(c) 3 mo. USD Term SOFR + 3.150%	94,171
	Propulsion BC Newco LLC
475,200	9.098%, 09/14/2029(c) 3 mo. USD Term SOFR + 3.750%	476,642
	Recess Holdings, Inc.
99,750	9.388%, 03/29/2027(c) 3 mo. USD Term SOFR + 4.000%	100,623
	Resonetics LLC
20,188	9.650%, 04/28/2028(c) 3 mo. USD Term SOFR + 4.000%	20,230
	Saphilux Sarl
100,000	10.144%, 07/18/2028(c) 6 mo. USD Term SOFR + 4.750%	100,438
	ScribeAmerica Intermediate Holdco LLC
46,061	9.970%, 04/03/2025(c) 1 mo. USD Term SOFR + 4.500%	32,617
	Service Logic Acquisition, Inc.
99,488	9.645%, 10/29/2027(c) 3 mo. USD Term SOFR + 4.000%	99,571
	Sitecore Holding III AS
7,728	11.626%-13.381%, 03/12/2026(c) 3 mo. USD Term SOFR + 6.250%	7,698
113,983	11.878%, 09/01/2028(c) 3 mo. USD LIBOR + 6.250%	113,538
	Southern Veterinary Partners LLC
70,300	9.470%, 10/05/2027(c) 1 mo. USD Term SOFR + 4.000%	70,168
	Syndigo LLC
120,940	9.970%, 12/15/2027(c) 1 mo. USD Term SOFR + 4.500%	118,597
	System One Holdings LLC
741,000	9.498%, 03/02/2028(c) 3 mo. USD Term SOFR + 4.000%	740,074
	Teneo Holdings LLC
99,481	10.706%, 07/11/2025(c) Secured Overnight Financing Rate + 5.250	99,558
	United Airlines, Inc.
506,990	9.220%, 04/21/2028(c) 1 mo. USD Term SOFR + 3.750%	509,525
	Venture Global Calcasieu Pass LLC
21,438	7.981%, 08/19/2026(c) 1 mo. USD Term SOFR + 2.625%	21,465
	Verscend Holding Corp.
191,944	9.470%, 08/27/2025(c) 1 mo. USD Term SOFR + 4.000%	192,823

Principal Amount^		Value
	Weber-Stephen Products LLC
$ 98,250	9.706%, 10/30/2027(c) 1 mo. USD Term SOFR + 4.250%	$86,460
	WellSky
100,000	10.220%, 02/09/2024(c) 1 mo. USD LIBOR + 4.250%	100,000
	Women’s Care Enterprises LLC
191,837	10.053%, 01/15/2028(c) 3 mo. USD Term SOFR + 4.500%	165,459
	World Wide Technology Holding Co. LLC
99,499	8.707%, 03/01/2030(c) 1 mo. USD Term SOFR + 3.250%	99,997
	WW International, Inc.
9,000	0.000%, 04/13/2028(f)	6,416
	Xplornet Communications, Inc.
59,517	9.610%, 10/02/2028(c) 3 mo. USD Term SOFR + 4.000%	36,357

TOTAL BANK LOANS (Cost $16,963,363)		16,620,034

CONVERTIBLE BONDS: 0.3%

Communications: 0.1%
	Cable One, Inc.
50,000	0.000%, 03/15/2026(g)	42,675

Energy: 0.2%
	NextEra Energy Partners LP
240,000	2.500%, 06/15/2026(b)	216,240

TOTAL CONVERTIBLE BONDS (Cost $251,909)		258,915

CORPORATE BONDS: 35.7%

Basic Materials: 0.9%
	Arsenal AIC Parent LLC
100,000	8.000%, 10/01/2030(b)	104,461
	International Flavors & Fragrances, Inc.
90,000	1.230%, 10/01/2025(b)	83,382
	Mativ Holdings, Inc.
346,000	6.875%, 10/01/2026(b)	332,285
	Minerals Technologies, Inc.
65,000	5.000%, 07/01/2028(b)	62,572
	SCIL IV LLC/SCIL USA Holdings LLC
100,000 (EUR)	9.500%, 07/15/2028(b)	118,228
	SK Invictus Intermediate II SARL
100,000	5.000%, 10/30/2029(b)	86,860
	Valvoline, Inc.
66,000	3.625%, 06/15/2031(b)	56,446

		844,234

Communications: 2.2%
	Altice France SA
200,000	5.500%, 10/15/2029(b)	156,994
	AMC Networks, Inc.
150,000	4.250%, 02/15/2029	114,975
	British Telecommunications PLC
200,000	4.875%, 11/23/2081(b)(d) 5 yr. CMT + 3.493%	171,806
	CCO Holdings LLC/CCO Holdings Capital Corp.
410,000	7.375%, 03/01/2031(b)	420,794

The accompanying notes are an integral part of these financial statements.

80	Litman Gregory Funds Trust

iMGP High Income Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at December 31, 2023 (Continued)

Principal Amount^		Value

CORPORATE BONDS (CONTINUED)

Communications (continued)
	Connect Finco SARL/Connect U.S. Finco LLC
$330,000	6.750%, 10/01/2026(b)	$328,358
	LCPR Senior Secured Financing DAC
200,000	5.125%, 07/15/2029(b)	174,471
	Level 3 Financing, Inc.
231,000	4.250%, 07/01/2028(b)	114,578
	Match Group Holdings II LLC
50,000	4.625%, 06/01/2028(b)	47,916
	McGraw-Hill Education, Inc.
100,000	5.750%, 08/01/2028(b)	96,527
40,000	8.000%, 08/01/2029(b)	37,238
	Paramount Global
16,000	5.900%, 10/15/2040	14,551
10,000	4.850%, 07/01/2042	8,054
8,000	5.250%, 04/01/2044	6,442
28,000	4.900%, 08/15/2044	22,144
5,000	4.600%, 01/15/2045	3,821
	Radiate Holdco LLC/Radiate Finance, Inc.
150,000	4.500%, 09/15/2026(b)	114,501
	Virgin Media Finance PLC
100,000	5.000%, 07/15/2030(b)	88,381
	Vodafone Group PLC
100,000	5.125%, 06/04/2081(d) 5 yr. CMT + 3.073%	75,720

		1,997,271

Consumer, Cyclical: 2.3%
	Air Canada
100,000 (CAD)	4.625%, 08/15/2029(b)	70,194
	Air Canada Pass Through Trust
15,572	Series 2020-2-A 5.250%, 10/01/2030(b)	15,294
	Asbury Automotive Group, Inc.
44,000	4.625%, 11/15/2029(b)	40,789
	Beacon Roofing Supply, Inc.
100,000	6.500%, 08/01/2030(b)	102,343
	CD&R Smokey Buyer, Inc.
100,000	6.750%, 07/15/2025(b)	99,039
	Deuce Finco PLC
100,000 (GBP)	5.500%, 06/15/2027(b)	119,145
	Evergreen Acqco 1 LP/TVI, Inc.
90,000	9.750%, 04/26/2028(b)	95,921
	JB Poindexter & Co., Inc.
30,000	8.750%, 12/15/2031(b)	30,628
	Lightning eMotors, Inc.
55,248	7.500%, 03/01/2037	51,786
110,467	Series 2022-1-A 5.500%, 03/01/2037	104,067
	Macy’s Retail Holdings LLC
342,000	5.875%, 03/15/2030(b)	325,391
	Murphy Oil USA, Inc.
125,000	3.750%, 02/15/2031(b)	108,904
	Nordstrom, Inc.
485,000	4.375%, 04/01/2030	422,525
	Ontario Gaming GTA LP
100,000	8.000%, 08/01/2030(b)	103,197

Principal Amount^		Value

Consumer, Cyclical (continued)
	Penn Entertainment, Inc.
$100,000	4.125%, 07/01/2029(b)	$85,919
	Scientific Games Holdings LP/Scientific Games U.S. FinCo, Inc.
100,000	6.625%, 03/01/2030(b)	94,661
	Superior Plus LP/Superior General Partner, Inc.
100,000	4.500%, 03/15/2029(b)	92,818
	Thunderbird Entertainment Group, Inc.
56,085	7.500%, 03/01/2037	52,570
112,170	Series 2022-1-1A 5.500%, 03/01/2037	105,672

		2,120,863

Consumer, Non-cyclical: 2.4%
	ADT Security Corp.
100,000	4.875%, 07/15/2032(b)	92,600
	Altria Group, Inc.
10,000	4.450%, 05/06/2050	7,981
	Ashtead Capital, Inc.
420,000	5.500%, 08/11/2032(b)	416,028
	Bausch Health Cos., Inc.
725,000	4.875%, 06/01/2028(b)	437,797
	BCP V Modular Services Finance II PLC
100,000 (EUR)	4.750%, 11/30/2028(b)	103,042
	Carriage Services, Inc.
100,000	4.250%, 05/15/2029(b)	88,929
	Catalent Pharma Solutions, Inc.
72,000	3.125%, 02/15/2029(b)	63,090
	Endo Luxembourg Finance Co. I SARL/Endo U.S., Inc.
100,000	6.125%, 04/01/2029(b)(h)	64,092
	GTCR W-2 Merger Sub LLC
200,000	7.500%, 01/15/2031(b)	211,474
	JBS USA LUX SA/JBS USA Food Co./JBS USA Finance, Inc.
50,000	3.750%, 12/01/2031	43,178
100,000	4.375%, 02/02/2052	74,565
	Kronos Acquisition Holdings, Inc./KIK Custom Products, Inc.
42,000	7.000%, 12/31/2027(b)	40,156
	Legends Hospitality Holding Co. LLC/Legends Hospitality Co.-Issuer, Inc.
200,000	5.000%, 02/01/2026(b)	199,825
	Sotheby’s/Bidfair Holdings, Inc.
200,000	5.875%, 06/01/2029(b)	174,888
	Spectrum Brands, Inc.
50,000	5.500%, 07/15/2030(b)	48,574
	WW International, Inc.
91,000	4.500%, 04/15/2029(b)	60,434

		2,126,653

Energy: 3.2%
	BP Capital Markets PLC
250,000	4.875%, 03/22/2030(a)(d) 5 yr. CMT + 4.398%	238,406
	CVR Energy, Inc.
100,000	8.500%, 01/15/2029(b)	99,837
	DT Midstream, Inc.
100,000	4.125%, 06/15/2029(b)	92,122

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	81

iMGP High Income Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at December 31, 2023 (Continued)

Principal Amount^		Value

CORPORATE BONDS (CONTINUED)

Energy (continued)
	Energy Transfer LP
$ 510,000	7.375%, 02/01/2031(b)	$536,296
390,000	Series A 9.669%, 01/16/2024(a)(d) 3 mo. USD LIBOR + 4.028%	375,010
	EnLink Midstream LLC
400,000	6.500%, 09/01/2030(b)	408,719
	Global Partners LP/GLP Finance Corp.
100,000	7.000%, 08/01/2027	97,862
25,000	6.875%, 01/15/2029	24,238
	HF Sinclair Corp.
100,000	6.375%, 04/15/2027(b)	100,890
	ITT Holdings LLC
224,000	6.500%, 08/01/2029(b)	198,389
	Kinetik Holdings LP
100,000	5.875%, 06/15/2030(b)	98,258
	Midwest Connector Capital Co. LLC
99,000	4.625%, 04/01/2029(b)	95,508
	NuStar Logistics LP
100,000	6.375%, 10/01/2030	100,319
	Occidental Petroleum Corp.
100,000	7.875%, 09/15/2031	113,885
	Parkland Corp.
100,000	4.625%, 05/01/2030(b)	92,110
	Targa Resources Partners LP/Targa Resources Partners Finance Corp.
150,000	5.500%, 03/01/2030	150,153
	Venture Global LNG, Inc.
50,000	9.500%, 02/01/2029(b)	52,927
50,000	9.875%, 02/01/2032(b)	52,119

		2,927,048

Financial: 18.6%
	Aegon Ltd.
300,000	5.500%, 04/11/2048(d) 6 mo. USD LIBOR + 3.540%	285,601
	Apollo Management Holdings LP
700,000	4.950%, 01/14/2050(b)(d) 5 yr. CMT + 3.266%	662,907
	Arbor Realty SR, Inc.
685,000	Series QIB 8.500%, 10/15/2027(b)	682,159
	AXIS Specialty Finance LLC
400,000	4.900%, 01/15/2040(d) 5 yr. CMT + 3.186%	333,681
	Bank of America Corp.
785,000	Series RR 4.375%, 01/27/2027(a)(d) 5 yr. CMT + 2.760%	701,421
	Blackstone Mortgage Trust, Inc.
465,000	3.750%, 01/15/2027(b)	414,096
	Brazilian Merchant Voucher Receivables Ltd.
144,257	4.180%, 04/07/2028(d)(i)	137,684
	Bread Financial Holdings, Inc.
300,000	9.750%, 03/15/2029(b)	310,064
	Brightsphere Investment Group, Inc.
235,000	4.800%, 07/27/2026	225,559

Principal Amount^		Value

Financial (continued)
	Ceamer Fin 2 Sr Sec Nts
$ 250,000	6.920%, 05/15/2038	$243,695
	Charles Schwab Corp.
100,000	Series H 4.000%, 12/01/2030(a)(d) 10 yr. CMT + 3.079%	79,096
	CION Investment Corp.
230,000	4.500%, 02/11/2026	218,127
	Citigroup, Inc.
100,000	Series W 4.000%, 12/10/2025(a)(d) 5 yr. CMT + 3.597%	92,531
150,000	Series X 3.875%, 02/18/2026(a)(d) 5 yr. CMT + 3.417%	133,146
	Comerica Bank
645,000	4.000%, 07/27/2025	622,156
	Corebridge Financial, Inc.
505,000	6.875%, 12/15/2052(d) 5 yr. CMT + 3.846%	504,357
	Cushman & Wakefield U.S. Borrower LLC
71,000	6.750%, 05/15/2028(b)	70,717
	Enstar Finance LLC
200,000	5.750%, 09/01/2040(d) 5 yr. CMT + 5.468%	187,512
770,000	5.500%, 01/15/2042(d) 5 yr. CMT + 4.006%	653,618
	Equitable Holdings, Inc.
150,000	Series B 4.950%, 09/15/2025(a)(d) 5 yr. CMT + 4.736%	143,112
	F&G Annuities & Life, Inc.
400,000	7.400%, 01/13/2028	413,374
	Fairfax India Holdings Corp.
320,000	5.000%, 02/26/2028(b)	289,600
	Fidelis Insurance Holdings Ltd.
630,000	6.625%, 04/01/2041(b)(d) 5 yr. CMT + 6.323%	616,912
	Fifth Third Bancorp
400,000	6.361%, 10/27/2028(d) Secured Overnight Financing Rate Index + 2.192%	415,483
	FS KKR Capital Corp.
100,000	3.250%, 07/15/2027	91,095
	Global Atlantic Fin Co.
490,000	7.950%, 06/15/2033(b)	544,580
250,000	4.700%, 10/15/2051(b)(d) 5 yr. CMT + 3.796%	214,455
	GLP Capital LP/GLP Financing II, Inc.
50,000	5.300%, 01/15/2029	49,695
140,000	4.000%, 01/15/2031	126,241
	Goldman Sachs Group, Inc.
100,000	Series U 3.650%, 08/10/2026(a)(d) 5 yr. CMT + 2.915%	88,923
	HAT Holdings I LLC/HAT Holdings II LLC
450,000	3.375%, 06/15/2026(b)	423,219
	Home Point Capital, Inc.
70,000	5.000%, 02/01/2026(b)	68,494

The accompanying notes are an integral part of these financial statements.

82	Litman Gregory Funds Trust

iMGP High Income Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at December 31, 2023 (Continued)

Principal Amount^		Value

CORPORATE BONDS (CONTINUED)

Financial (continued)
	Horace Mann Educators Corp.
$100,000	7.250%, 09/15/2028	$106,552
	Host Hotels & Resorts LP
150,000	Series I 3.500%, 09/15/2030	134,075
	Hunt Cos., Inc.
100,000	5.250%, 04/15/2029(b)	89,311
	Iron Mountain, Inc.
150,000	5.625%, 07/15/2032(b)	142,434
	Jane Street Group/JSG Finance, Inc.
100,000	4.500%, 11/15/2029(b)	93,363
	Jefferies Finance LLC/JFIN Co.-Issuer Corp.
200,000	5.000%, 08/15/2028(b)	179,428
	Kennedy-Wilson, Inc.
100,000	4.750%, 03/01/2029	83,601
100,000	4.750%, 02/01/2030	81,182
56,000	5.000%, 03/01/2031	44,545
	KKR Core Holding Co. LLC
96,799	4.000%, 08/12/2031	87,033
	Kuvare U.S. Holdings, Inc.
100,000	Series A 7.000%, 02/17/2051(b)(d) 5 yr. CMT + 6.541%	101,250
	Liberty Mutual Group, Inc.
220,000	4.300%, 02/01/2061(b)	144,962
	LPL Holdings, Inc.
150,000	4.000%, 03/15/2029(b)	138,831
	Lvnv Funding LLC
100,000	7.800%, 11/05/2028	104,412
	Markel Group, Inc.
170,000	6.000%, 06/01/2025(a)(d) 5 yr. CMT + 5.662%	168,376
	NFP Corp.
170,000	6.875%, 08/15/2028(b)	172,907
	OFS Capital Corp.
620,000	4.750%, 02/10/2026	562,856
	OneAmerica Financial Partners, Inc.
70,000	4.250%, 10/15/2050(b)	50,795
	OneMain Finance Corp.
100,000	9.000%, 01/15/2029	105,865
	PartnerRe Finance B LLC
290,000	4.500%, 10/01/2050(d) 5 yr. CMT + 3.815%	247,515
	PennyMac Financial Services, Inc.
20,000	7.875%, 12/15/2029(b)	20,619
	RenaissanceRe Holdings Ltd.
425,000	5.750%, 06/05/2033	429,688
	Rocket Mortgage LLC/Rocket Mortgage Co.-Issuer, Inc.
150,000	3.875%, 03/01/2031(b)	132,030
	Scentre Group Trust 2
410,000	5.125%, 09/24/2080(b)(d) 5 yr. CMT + 4.685%	366,141
	Sculptor Alternative Solutions LLC
500,000	6.000%, 05/15/2037(b)	427,200
	SiriusPoint Ltd.
700,000	4.600%, 11/01/2026(b)	649,775

Principal Amount^		Value

Financial (continued)
	Starwood Property Trust, Inc.
$ 560,000	4.375%, 01/15/2027(b)	$528,352
	Strategic Credit Opportunities Partners LLC
345,000	Series A 4.250%, 04/01/2026	323,508
	Toronto-Dominion Bank
50,000	8.125%, 10/31/2082(d) 5 yr. CMT + 4.075%	52,171
	Trinity Capital, Inc.
320,000	4.375%, 08/24/2026	289,829
	United Insurance Holdings Corp.
255,000	7.250%, 12/15/2027	226,950
	United Wholesale Mortgage LLC
100,000	5.500%, 04/15/2029(b)	94,788
	Universal Insurance Holdings, Inc.
345,000	5.625%, 11/30/2026	312,486
	Wells Fargo & Co.
100,000	7.625%, 09/15/2028(a)(d) 5 yr. CMT + 3.606%	104,905
100,000	Series BB 3.900%, 03/15/2026(a)(d) 5 yr. CMT + 3.453%	92,451
	Wilton RE Ltd.
190,000	6.000%, 10/22/2030(a)(b)(d) 5 yr. CMT + 5.266%	168,082

		17,101,578

Industrial: 2.1%
	Arcosa, Inc.
100,000	4.375%, 04/15/2029(b)	93,245
	Artera Services LLC
110,000	9.033%, 12/04/2025(b)	104,363
	Brundage-Bone Concrete Pumping Holdings, Inc.
150,000	6.000%, 02/01/2026(b)	150,110
	Enviri Corp.
175,000	5.750%, 07/31/2027(b)	163,372
	Flowserve Corp.
60,000	3.500%, 10/01/2030	53,312
	Fontainebleau Vegas
236,713	10.211%, 01/31/2026 1 mo. USD Term SOFR + 5.650%	236,713
	GrafTech Finance, Inc.
105,000	4.625%, 12/15/2028(b)	69,735
	GrafTech Global Enterprises, Inc.
30,000	9.875%, 12/15/2028(b)	23,175
	Great Lakes Dredge & Dock Corp.
200,000	5.250%, 06/01/2029(b)	170,248
	James Hardie International Finance DAC
250,000	5.000%, 01/15/2028(b)	242,127
	Spirit AeroSystems, Inc.
301,000	9.375%, 11/30/2029(b)	329,689
	Summit Materials LLC/Summit Materials Finance Corp.
100,000	7.250%, 01/15/2031(b)	105,299
	TopBuild Corp.
50,000	3.625%, 03/15/2029(b)	45,359
	TransDigm, Inc.
100,000	6.875%, 12/15/2030(b)	103,066

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	83

iMGP High Income Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at December 31, 2023 (Continued)

Principal Amount^		Value

CORPORATE BONDS (CONTINUED)

Industrial (continued)
	XPO, Inc.
$85,000	6.250%, 06/01/2028(b)	$86,176

		1,975,989

Technology: 2.4%
	ams-OSRAM AG
770,000	12.250%, 03/30/2029(b)	857,264
	AthenaHealth Group, Inc.
128,000	6.500%, 02/15/2030(b)	116,372
	CDW LLC/CDW Finance Corp.
34,000	3.569%, 12/01/2031	30,171
	Central Parent, Inc./CDK Global, Inc.
100,000	7.250%, 06/15/2029(b)	102,268
	Cloud Software Group, Inc.
100,000	6.500%, 03/31/2029(b)	95,365
	Dell International LLC/EMC Corp.
400,000	5.750%, 02/01/2033	422,032
	Playtika Holding Corp.
100,000	4.250%, 03/15/2029(b)	87,352
	Twilio, Inc.
100,000	3.875%, 03/15/2031	89,266
	VC3, Inc.
428,374	3.500%, 10/15/2041	386,479

		2,186,569

Utilities: 1.6%
	Alexander Funding Trust II
605,000	7.467%, 07/31/2028(b)	636,539
	Edison International
445,000	Series A 5.375%, 03/15/2026(a)(d) 5 yr. CMT + 4.698%	421,993
	Vistra Operations Co. LLC
385,000	6.950%, 10/15/2033(b)	405,892

		1,464,424

TOTAL CORPORATE BONDS (Cost $34,228,270)		32,744,629

GOVERNMENT SECURITIES & AGENCY ISSUE: 5.1%
	U.S. Treasury Notes
2,000,000	0.375%, 09/15/2024(j)	1,936,941
1,900,000	1.000%, 12/15/2024(j)	1,832,323
900,000	1.750%, 03/15/2025(j)	869,907

TOTAL GOVERNMENT SECURITIES & AGENCY ISSUE (Cost $4,651,297)		4,639,171

MORTGAGE-BACKED SECURITIES: 11.1%
	ACRE Commercial Mortgage Ltd.
250,000	Series 2021-FL4-D 8.073%, 12/18/2037(b)(c) 1 mo. USD Term SOFR + 2.714%	235,788
	Alternative Loan Trust
109,631	Series 2007-OA4-A1 5.810%, 05/25/2047(c) 1 mo. USD Term SOFR + 0.454%	93,396

Principal Amount^		Value
	Alternative Loan Trust (continued)
$107,778	Series 2007-OA7-A1A 5.830%, 05/25/2047(c) 1 mo. USD Term SOFR + 0.474%	$91,662
	BPR Trust
230,000	Series 2022-OANA-C 8.059%, 04/15/2037(b)(c) 1 mo. USD Term SOFR + 2.697%	219,407
	BRAVO Residential Funding Trust
94,498	Series 2022-R1-A 3.125%, 01/29/2070(b)(e)	88,774
	BX Commercial Mortgage Trust
212,500	Series 2019-XL-F 7.476%, 10/15/2036(b)(c) 1 mo. USD Term SOFR + 2.114%	211,000
212,500	Series 2019-XL-G 7.776%, 10/15/2036(b)(c) 1 mo. USD Term SOFR + 2.414%	209,425
	BX Trust
100,000	Series 2023-DELC-B 8.701%, 05/15/2038(b)(c) 1 mo. USD Term SOFR + 3.339%	100,428
	BXMT Ltd.
250,000	Series 2020-FL2-D 7.426%, 02/15/2038(b)(c) 1 mo. USD Term SOFR + 2.064%	204,434
100,000	Series 2020-FL3-D 8.276%, 11/15/2037(b)(c) 1 mo. USD Term SOFR + 2.914%	86,199
	CD Mortgage Trust
805,784	Series 2017-CD4-XA 1.222%, 05/10/2050(d)(k)	24,711
	CFMT LLC
100,000	Series 2022-HB9 M1 3.250%, 09/25/2037(b)(d)	86,493
	Citigroup Mortgage Loan Trust, Inc.
90,445	Series 2022-A-A1 6.170%, 09/25/2062(b)(e)	90,875
	Credit Suisse Mortgage-Backed Trust
570,000	Series 2018-SITE-E 4.782%, 04/15/2036(b)(d)	563,129
	Credit Suisse Mortgage-Backed Trust
480,000	Series 2018-SITE-C 4.782%, 04/15/2036(b)(d)	476,462
55,904	Series 2020-RPL5-A1 4.641%, 08/25/2060(b)(d)	56,678
	Federal Home Loan Mortgage Corp.
642,875	3.000%, 08/01/2052	573,727
142,203	5.000%, 09/01/2052	141,076
100,944	5.000%, 03/01/2053	100,079
	Federal National Mortgage Association
85,955	2.500%, 10/01/2051	73,591
97,317	2.000%, 03/01/2052	80,251
92,406	3.000%, 03/01/2052	82,102
54,201	5.000%, 09/01/2052	53,772
185,645	5.000%, 05/01/2053	184,000
2,534,803	5.500%, 05/01/2053	2,548,194
49,399	5.000%, 06/01/2053	48,955
147,662	5.000%, 08/01/2053	146,315
	Finance of America HECM Buyout
100,000	Series 2022-HB2-M2 6.000%, 08/01/2032(b)(d)	96,491

The accompanying notes are an integral part of these financial statements.

84	Litman Gregory Funds Trust

iMGP High Income Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at December 31, 2023 (Continued)

Principal Amount^		Value

MORTGAGE-BACKED SECURITIES (CONTINUED)
	Freddie Mac Military Housing Bonds Resecuritization Trust Certificates
$ 2,705,035	Series 2015-R1-XA1 0.700%, 11/25/2055(b)(d)(k)	$161,965
4,229,099	Series 2015-R1-XA3 0.700%, 11/25/2052(b)(d)(k)	212,387
	GCAT Trust
88,936	Series 2022-NQM5-A3 5.710%, 08/25/2067(b)(e)	87,521
	GS Mortgage Securities Corp. Trust
250,000	Series 2020-DUNE-E 8.135%, 12/15/2036(b)(c) 1 mo. USD Term SOFR + 2.614%	239,999
250,000	Series 2020-UPTN-E 3.246%, 02/10/2037(b)(d)	223,873
	HarborView Mortgage Loan Trust
185,113	Series 2006-12-2A2A 5.850%, 01/19/2038(c) 1 mo. USD Term SOFR + 0.494%	162,186
	JP Morgan Chase Commercial Mortgage Securities Trust
1,499,319	Series 2016-JP2-XA 1.787%, 08/15/2049(d)(k)	49,660
	JPMDB Commercial Mortgage Securities Trust
181,351	Series 2017-C5-XA 0.872%, 03/15/2050(d)(k)	3,632
	LSTAR Securities Investment Ltd.
730,803	Series 2021-1-A 8.267%, 02/01/2026(b)(c) 1 mo. USD Term SOFR + 2.914%	741,608
351,935	Series 2023-1-A1 8.890%, 01/01/2028(b)(c) Secured Overnight Financing Rate + 3.500%	354,863
	NYMT Loan Trust
397,546	Series 2022-SP1-A1 5.250%, 07/25/2062(b)(e)	389,585
	OBX Trust
86,675	Series 2022-NQM8-A3 6.100%, 09/25/2062(b)(e)	85,673
88,330	Series 2022-NQM9-A3 6.450%, 09/25/2062(b)(e)	88,296
	Preston Ridge Partners Mortgage LLC
71,730	Series 2021-5-A1 1.793%, 06/25/2026(b)(e)	70,089
	Residential Accredit Loans, Inc. Trust
371,361	Series 2006-QO6-A1 5.830%, 06/25/2046(c) 1 mo. USD Term SOFR + 0.474%	88,050
	Taubman Centers Commercial Mortgage Trust
230,000	Series 2022-DPM-C 9.139%, 05/15/2037(b)(c) 1 mo. USD Term SOFR + 3.777%	225,878
	Wells Fargo Commercial Mortgage Trust
892,714	Series 2016-BNK1-XA 1.711%, 08/15/2049(d)(k)	28,588

TOTAL MORTGAGE-BACKED SECURITIES (Cost $10,368,096)		10,181,267

Principal Amount^		Value

MUNICIPAL BONDS: 0.1%

District of Columbia: 0.1%
	District of columbia Miscellaneous Taxes Revenue
$ 100,000	Series A 6.734%, 09/01/2047(b)	$108,769

Indiana: 0.0%
	Knox County Industry Economic Development Revenue
5,000	Series B 5.900%, 04/01/2034	4,896

TOTAL MUNICIPAL BONDS (Cost $111,438)		113,665

SHORT-TERM INVESTMENTS: 4.9%

Shares

MONEY MARKET FUNDS: 2.5%
2,265,202	State Street Institutional Treasury Money Market Fund - Premier Class,5.28%(l)	2,265,202

TOTAL MONEY MARKET FUNDS (Cost $2,265,202)		2,265,202

Principal Amount^

REPURCHASE AGREEMENTS: 2.3%
$2,082,373	Fixed Income Clearing Corp. 1.600%, 12/29/2023, due 01/02/2024 [collateral: par value $2,141,300, U.S. Treasury Note, 3.875%, due 01/15/2026, value $2,124,979] (proceeds $2,082,743)	2,082,373

TOTAL REPURCHASE AGREEMENTS (Cost $2,082,373)		2,082,373

TREASURY BILLS: 0.1%
	U.S. Treasury Bills
100,000	5.170%, 04/18/2024(g)(j)(m)	98,458

TOTAL TREASURY BILLS (Cost $98,435)		98,458

TOTAL SHORT-TERM INVESTMENTS (Cost $4,446,010)		4,446,033

TOTAL PURCHASED OPTIONS (Cost $15,029): 0.0%		2,571

TOTAL INVESTMENTS (Cost: $93,250,227): 97.5%		89,383,234

Other Assets in Excess of Liabilities: 2.5%		2,315,893

NET ASSETS: 100.0%		$91,699,127

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	85

iMGP High Income Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at December 31, 2023 (Continued)

Percentages are stated as a percent of net assets.

CLO	Collateralized Loan Obligation
ETF	Exchange-Traded Fund
EURIBOR	Euro Interbank Offered Rate
FEDL01	Federal Funds Rate
LIBOR	London Interbank Offered Rate
LP	Limited Partnership
PIK	Payment-in-kind
SOFR	Secured Overnight Financing Rate
*	Non-Income Producing Security.
^	The principal amount is stated in U.S. Dollars unless otherwise indicated.
(a)	Perpetual Call.
(b)

Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under Securities Act of 1933.

(c)	Floating Interest Rate at December 31, 2023.
(d)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect at December 31, 2023.
(e)	Coupon increases periodically based upon a predetermined schedule. Stated interest rate in effect at December 31, 2023.
(f)

This position represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate, which will be adjusted on settlement date.

(g)	Issued with a zero coupon. Income is recognized through the accretion of discount.
(h)	Security is currently in default and/or non-income producing.
(i)	Security is valued using significant unobservable inputs in good faith in accordance with procedures approved by the Board of Trustees.
(j)	Securities with an aggregate fair value of $3,769,159 have been pledged as collateral for options, total return swaps, credit default swaps, and futures positions.
(k)	Interest Only security. Security with a notional or nominal principal amount.
(l)	The rate disclosed is the 7 day net yield as of December 31, 2023.
(m)	The rate shown represents yield-to-maturity.

CURRENCY ABBREVIATIONS:

CAD	Canadian dollar
EUR	Euro
GBP	British pound

The accompanying notes are an integral part of these financial statements.

UNFUNDED LOAN COMMITMENTS — At December 31, 2023, the Fund had unfunded loan commitments which could be extended at the option of the borrowers, pursuant to the following agreements:

Borrower	Principal Amount	Current Value	Unrealized Gain (Loss)
Finastra USA, Inc., 0.500%, 09/13/2029	$7,353	$7,183	$(170)
Orion Group Holdco, LLC, 1.000%, 03/29/2027	30,000	29,772	(228)
Orion Group Holdco, LLC, 0.500%, 03/29/2027	2,739	2,465	(274)
Avalara, Inc., 0.500%, 10/19/2028	13,636	12,048	(1,588)
TOTAL		$51,468	$(2,260)

86	Litman Gregory Funds Trust

iMGP High Income Fund

SCHEDULE OF INVESTMENTS IN PURCHASED OPTIONS at December 31, 2023

Description	Counterparty	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Fair Value	Premiums Paid	Unrealized Appreciation/ (Depreciation)
INTEREST RATE SWAPTIONS
Call
Ten Year Two Year SOFR Constant Maturity Swaption	Bank of America N.A.	$0.10	6/20/2024	600,000	$600,000	$467	$2,820	$(2,353)
Ten Year Two Year SOFR Constant Maturity Swaption	Barclays Bank Plc	0.10	6/20/2024	1,200,000	1,200,000	935	5,388	(4,453)
Ten Year Two Year SOFR Constant Maturity Swaption	Goldman Sachs & Co.	0.10	6/20/2024	1,300,000	1,300,000	1,013	5,931	(4,918)
Ten Year Two Year SOFR Constant Maturity Swaption	Morgan Stanley & Co.	0.10	6/20/2024	200,000	200,000	156	890	(734)

Total Purchased Options						$2,571	$15,029	$(12,458)

SCHEDULE OF INVESTMENTS IN FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS at December 31, 2023

At December 31, 2023, the Fund had the following forward foreign currency exchange contracts:

						Asset Derivatives	Liability Derivatives
Counterparty	Settlement Date	Fund Receiving	U.S. $ Value at December 31, 2023	Fund Delivering	U.S. $ Value at December 31, 2023	Unrealized Appreciation	Unrealized Depreciation
Bank of America N.A.	1/17/2024	USD	$67,659	CAD	$69,689	$—	$(2,030)
Barclays Bank Plc	1/17/2024	USD	685,390	EUR	701,618	—	(16,228)
	1/17/2024	USD	118,115	GBP	119,765	—	(1,650)

			$871,164		$891,072	$—	$(19,908)

SCHEDULE OF INVESTMENTS IN FUTURES CONTRACTS at December 31, 2023 (a)
Description	Number of Contracts	Notional Amount	Notional Value	Expiration Date	Unrealized Appreciation/ (Depreciation)
Futures Contracts – Long
3 Months SOFR Futures	17	$4,073,156	$4,104,650	6/17/2025	$31,494
U.S. Treasury 10-Year Note Futures	7	765,315	790,235	3/19/2024	24,920
U.S. Treasury 10-Year Ultra Note Futures	2	225,802	236,031	3/19/2024	10,229
U.S. Treasury 2-Year Note Futures	5	1,019,738	1,029,570	3/28/2024	9,832

Total Long					$76,475

Total Futures Contracts					$76,475

(a)	Bank of America N.A., and Goldman Sachs & Co. are the counterparties for Open Futures Contracts held by the Fund at December 31, 2023.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	87

iMGP High Income Fund

SCHEDULE OF INVESTMENTS IN SWAPS at December 31, 2023

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACTS (1)(2)(3)
Description	Maturity Date	Fixed Deal (Pay) Rate	Implied Credit Spread at December 31, 2023	Notional Amount(4)	Periodic Payment Frequency	Fair Value	Upfront Premiums Paid / (Received)	Unrealized Depreciation
Buy Protection
CDX North America High Yield Index Series 41 5.000%, 12/20/2028	12/20/2028	(5.000%)	3.574%	$(198,000)	Quarterly	$(11,549)	$1,051	$(12,600)
ITRAXX.EUR.38.V1 1.000%, 12/20/2027	12/20/2027	(1.000%)	0.457%	EUR (1,350,000)	Quarterly	(30,801)	(10,181)	(20,620)

Total Buy Protection						$(42,350)	$(9,130)	$(33,220)

Total						$(42,350)	$(9,130)	$(33,220)

(1)

For centrally cleared swaps, when a credit event occurs as defined under the terms of the swap contract, the Fund as a seller of credit protection will either (i) pay a net amount equal to the par value of the defaulted reference entity and deliver the reference entity or (ii) pay a net amount equal to the par value of the defaulted reference entity less its recovery value.

(2)

For centrally cleared swaps, implied credit spread, represented in absolute terms, utilized in determining the fair value of the credit default swap contracts as of period will serve as an indicator of the payment/ performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a referenced entity reflects the cost of buying/ selling protection and may include upfront payments required to be made to enter into the contract. Generally, wider credit spreads represent a perceived deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the swap contract.

(3)

For centrally cleared swaps, the notional amount represents the maximum potential the Fund may receive as a buyer of credit protection if a credit event occurs, as defined under the terms of the swap contract, for each security included in the CDX North America HIgh Yield Index Series 41 and ITRAXX Series 38.

(4)	Notional amounts are denominated in currency where indicated and the lines below until currency changes.

OVER THE COUNTER TOTAL RETURN SWAP CONTRACTS
Referenced Obligation	Maturity Date	Counterparty	Fund Pays/ Receives Floating Rate	Floating Rate Index and Spread	Notional Amount	Periodic Payment Frequency	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation / (Depreciation)
Vanguard Short-Term Corporate Bond ETF USD	1/6/2025	Bank of America N.A.	Pays	FEDL01 + 0.450%	$(102,176)	Annually	$1,345	$—	$1,345
iShares iBoxx $ Investment Grade Corporate Bond ETF USD	1/6/2025	JPMorgan Chase Bank N.A.	Receives	FEDL01 – 0.800%	115,534	Annually	(4,310)	—	(4,310)
Vanguard Intermediate-Term Corporate Bond ETF USD	1/4/2024	JPMorgan Chase Bank N.A.	Pays	FEDL01 – 0.150%	(105,327)	Annually	3,425	—	3,425

Total							$460	$—	$460

The accompanying notes are an integral part of these financial statements.

88	Litman Gregory Funds Trust

iMGP High Income Fund

SCHEDULE OF INVESTMENTS IN WRITTEN OPTIONS AT December 31, 2023

Description	Counterparty	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Fair Value	Premiums Received	Unrealized Appreciation/ (Depreciation)
INDEX OPTIONS
Put
S&P 500 Index	UBS Securities LLC	$4,625.00	1/5/2024	(1)	$(476,983)	$(89)	$(639)	$550
S&P 500 Index	UBS Securities LLC	4,625.00	1/12/2024	(1)	(476,983)	(461)	(1,174)	713
S&P 500 Index	UBS Securities LLC	4,640.00	1/12/2024	(4)	(1,907,932)	(2,520)	(4,036)	1,516
S&P 500 Index	UBS Securities LLC	4,645.00	1/12/2024	(1)	(476,983)	(645)	(1,239)	594
S&P 500 Index	UBS Securities LLC	4,650.00	1/12/2024	(2)	(953,966)	(1,356)	(1,782)	426
S&P 500 Index	UBS Securities LLC	4,655.00	1/12/2024	(1)	(476,983)	(1,000)	(669)	(331)
S&P 500 Index	UBS Securities LLC	4,505.00	1/19/2024	(1)	(476,983)	(350)	(1,952)	1,602
S&P 500 Index	UBS Securities LLC	4,565.00	1/19/2024	(3)	(1,430,949)	(1,500)	(5,641)	4,141
S&P 500 Index	UBS Securities LLC	4,585.00	1/19/2024	(1)	(476,983)	(680)	(1,964)	1,284
S&P 500 Index	UBS Securities LLC	4,615.00	1/19/2024	(1)	(476,983)	(744)	(1,749)	1,005
S&P 500 Index	UBS Securities LLC	4,640.00	1/19/2024	(1)	(476,983)	(920)	(1,011)	91
S&P 500 Index	UBS Securities LLC	4,655.00	1/19/2024	(2)	(953,966)	(2,572)	(2,098)	(474)
S&P 500 Index	UBS Securities LLC	4,615.00	1/26/2024	(3)	(1,430,949)	(3,900)	(6,867)	2,967
S&P 500 Index	UBS Securities LLC	4,625.00	1/26/2024	(3)	(1,430,949)	(3,975)	(6,414)	2,439
S&P 500 Index	UBS Securities LLC	4,635.00	1/26/2024	(2)	(953,966)	(3,106)	(4,713)	1,607
S&P 500 Index	UBS Securities LLC	4,645.00	1/26/2024	(1)	(476,983)	(1,570)	(2,319)	749
S&P 500 Index	UBS Securities LLC	4,640.00	2/2/2024	(1)	(476,983)	(2,305)	(2,286)	(19)
S&P 500 Index	UBS Securities LLC	4,650.00	2/2/2024	(3)	(1,430,949)	(7,275)	(7,770)	495
S&P 500 Index	UBS Securities LLC	4,655.00	2/2/2024	(2)	(953,966)	(4,760)	(4,578)	(182)

Total Written Options						$(39,728)	$(58,901)	$19,173

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	89

iMGP Dolan McEniry Corporate Bond Fund 2023 Annual Report (Unaudited)

During the calendar-year 2023, the iMGP Dolan McEniry Corporate Bond Fund Institutional shares posted a 7.38% versus the Bloomberg U.S. Intermediate Credit benchmark, which gained 6.94%. The Bloomberg US Aggregate Bond Index gained 5.53%. Yield curve positioning and duration had a minimal effect on relative performance versus the benchmark. Instead, the fund’s calendar-year outperformance was driven by the fund’s overexposure to and outperformance in both the corporate investment-grade and high-yield sectors. Since the fund’s inception in September 2018, the fund has generated an annualized return of 2.52%, compared to 2.47% for the Bloomberg Credit benchmark, and 1.36% for the Aggregate Index.

Performance as of 12/31/2023
	One- Year	Three- Year	Five- Year	Since Inception 9/28/18
iMGP Dolan McEniry Corporate Bond Fund	7.38%	-0.72%	2.81%	2.52%
Bloomberg US Interm Credit TR USD	6.94%	-1.28%	2.44%	2.47%
Bloomberg US Agg Bond TR USD	5.53%	-3.31%	1.10%	1.36%
Morningstar US Fund Corporate Bond	8.31%	-3.02%	2.41%	2.21%

Gross Expense Ratio 1.02%, Net Expense Ratio 0.70%*

Subsidized SEC Yield: 4.77%, Unsubsidized SEC Yield: 4.74%

Performance quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the funds may be lower or higher than the performance quoted. Short term performance is not a good indication of the fund’s future performance and should not be the sole basis for investing in the fund. To obtain standardized performance of the funds, and performance as of the most recently completed calendar month, please visit www.imgpfunds.com. The Advisor has contractually agreed to limit the expenses of the fund through April 30, 2025. Without this limit the fund’s net expenses would be higher and the return would be lower.

* The expense ratios disclosed in the performance table are based on the most recent prospectus and may not tie to what are disclosed in the financial highlights.

Market Review

During 2023, positive returns were seen in many fixed-income and equity indices as markets navigated falling inflation, improving supply chains, robust economic data, and heightened interest-rate volatility.

U.S. Treasuries rallied significantly, and corporate spreads tightened as the market priced in the end of the Federal Reserve’s current rate hiking cycle. The Federal Reserve continues to indicate they are prepared to keep a restrictive monetary policy until inflation is firmly under control. Overall, credit quality remains strong although there have been pockets of deterioration. Dolan McEniry will continue to monitor markets for any opportunities that may arise.

During the year, the Treasury yield curve remained inverted although the 10-year U.S. Treasury yield was unchanged at 3.88%, the 5-year yield decreased from 4.01% to 3.85% and the 2-year yield decreased from 4.43% to 4.25%.

Per Bloomberg data, spreads of corporate investment-grade bonds tightened 31 basis points during the year to an average option adjusted spread (“OAS”) of +99 basis points. The OAS of the Bloomberg Corporate High Yield Index tightened 146 basis points to +323 basis points at year end.

Outlook and Strategy

Dolan McEniry believes that client portfolios are positioned to provide reasonable absolute and relative returns going forward. Dolan McEniry’s core competence is credit analysis, and we focus on a company’s ability to generate generous amounts of free cash flow over time in relation to its indebtedness. Investment safety and risk mitigation are of primary importance as we continue to search for undervalued fixed income securities. As of December 31, the iMGP Dolan McEniry Corporate Bond Fund had a +48 basis point yield premium and similar duration versus the Bloomberg U.S Intermediate Credit. We believe these stats will allow the portfolio to perform well versus the benchmarks over time.

Portfolio Statistics as of December 31, 2023

	iMGP Dolan McEniry Corporate Bond Fund	Bloomberg Intermediate Credit
Yield to Worst	5.37%	4.89%
Yield to Maturity	5.38%	4.89%
Effective Duration	3.33 years	3.94 years
Average Coupon	4.10%	3.66%

90	Litman Gregory Funds Trust

Security Selection

Top Performers	Bottom Performers
Bath & Body Works Inc.	Verisk Analytics Inc.
Bloomin Brands Inc.	U.S. Treasuries
DaVita Inc.	Tegna Inc.

iMGP Dolan McEniry Corporate Bond Fund Value of Hypothetical $10,000

The value of a hypothetical $10,000 investment in the iMGP Dolan McEniry Corporate Bond Fund from September 28, 2018 to December 31, 2023 compared with Bloomberg US Interm Credit Index, Morningstar Corporate Bond Category and Bloomberg US Agg Bond Index.

The hypothetical $10,000 investment at fund inception includes changes due to share price and reinvestment of dividends and capital gains. The chart does not imply future performance. Indexes are unmanaged, do not incur fees, expenses or taxes, and cannot be invested in directly.

Performance quoted does not include a deduction for taxes that a shareholder would pay on the redemption of fund shares.

Fund Summary	91

iMGP Dolan McEniry Corporate Bond Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at December 31, 2023

Principal Amount^		Value

CORPORATE BONDS: 91.4%

Basic Materials: 3.8%
	Olin Corp.
$3,988,000	5.625%, 08/01/2029	$3,928,671
	Steel Dynamics, Inc.
918,000	2.400%, 06/15/2025	880,244
679,000	5.000%, 12/15/2026	683,359
552,000	1.650%, 10/15/2027	492,079
1,814,000	3.450%, 04/15/2030	1,672,271

		7,656,624

Communications: 12.7%
	AT&T, Inc.
2,813,000	4.100%, 02/15/2028	2,753,216
1,008,000	4.350%, 03/01/2029	996,229
507,000	2.750%, 06/01/2031	445,426
	Discovery Communications LLC
3,211,000	3.950%, 03/20/2028	3,058,376
544,000	4.125%, 05/15/2029	515,883
462,000	3.625%, 05/15/2030	419,579
	Expedia Group, Inc.
584,000	5.000%, 02/15/2026	583,865
400,000	4.625%, 08/01/2027	398,550
2,545,000	3.800%, 02/15/2028	2,457,961
946,000	3.250%, 02/15/2030	869,046
	Motorola Solutions, Inc.
2,011,000	4.600%, 02/23/2028	2,003,178
1,786,000	4.600%, 05/23/2029	1,775,591
	Sirius XM Radio, Inc.
3,460,000	5.500%, 07/01/2029(a)	3,348,986
	TEGNA, Inc.
2,640,000	4.625%, 03/15/2028	2,469,245
	Verizon Communications, Inc.
228,000	4.125%, 03/16/2027	224,908
3,648,000	4.329%, 09/21/2028	3,614,921

		25,934,960

Consumer, Cyclical: 16.2%
	Bath & Body Works, Inc.
2,253,000	7.500%, 06/15/2029	2,349,457
1,755,000	6.625%, 10/01/2030(a)	1,796,297
	Bloomin’ Brands, Inc./OSI Restaurant Partners LLC
2,561,000	5.125%, 04/15/2029(a)	2,354,013
	Choice Hotels International, Inc.
3,826,000	3.700%, 12/01/2029	3,393,098
	Dick’s Sporting Goods, Inc.
5,223,000	3.150%, 01/15/2032	4,460,574
	Dollar Tree, Inc.
4,144,000	4.200%, 05/15/2028	4,061,061
	Genuine Parts Co.
3,808,000	6.500%, 11/01/2028	4,050,553
	Newell Brands, Inc.
308,000	6.375%, 09/15/2027	307,250
3,609,000	6.625%, 09/15/2029	3,601,931
	QVC, Inc.
2,239,000	4.450%, 02/15/2025	2,104,300
2,444,000	4.750%, 02/15/2027	1,937,233
	Tempur Sealy International, Inc.
3,014,000	4.000%, 04/15/2029(a)	2,724,835

		33,140,602

Principal Amount^		Value

Consumer, Non-cyclical: 23.4%
	Altria Group, Inc.
$1,823,000	4.400%, 02/14/2026	$1,807,921
224,000	4.800%, 02/14/2029	223,627
2,036,000	3.400%, 05/06/2030	1,860,956
	BAT Capital Corp.
874,000	2.259%, 03/25/2028	783,392
1,091,000	4.906%, 04/02/2030	1,074,752
	Block Financial LLC
2,672,000	2.500%, 07/15/2028	2,387,445
1,817,000	3.875%, 08/15/2030	1,664,777
	Conagra Brands, Inc.
1,333,000	4.300%, 05/01/2024	1,326,164
654,000	4.600%, 11/01/2025	648,114
1,982,000	4.850%, 11/01/2028	1,982,696
	DaVita, Inc.
4,460,000	4.625%, 06/01/2030(a)	3,896,566
	Encompass Health Corp.
2,723,000	4.500%, 02/01/2028	2,608,311
341,000	4.750%, 02/01/2030	321,709
	Global Payments, Inc.
970,000	2.650%, 02/15/2025	940,555
1,283,000	4.800%, 04/01/2026	1,272,886
2,038,000	2.900%, 05/15/2030	1,796,377
	HCA, Inc.
775,000	5.375%, 09/01/2026	779,325
2,650,000	5.625%, 09/01/2028	2,716,065
503,000	3.500%, 09/01/2030	456,528
	Kraft Heinz Foods Co.
939,000	3.000%, 06/01/2026	902,918
	Molson Coors Beverage Co.
3,836,000	3.000%, 07/15/2026	3,678,029
	Reynolds American, Inc.
2,042,000	4.450%, 06/12/2025	2,020,573
	Service Corp. International
1,499,000	4.625%, 12/15/2027	1,451,459
2,264,000	5.125%, 06/01/2029	2,224,380
	Tenet Healthcare Corp.
4,244,000	6.125%, 10/01/2028	4,235,724
	United Rentals North America, Inc.
1,242,000	4.875%, 01/15/2028	1,212,233
	Zimmer Biomet Holdings, Inc.
1,447,000	3.550%, 04/01/2025	1,416,974
2,073,000	3.050%, 01/15/2026	2,003,460

		47,693,916

Financial: 4.9%
	American Tower Corp.
799,000	4.000%, 06/01/2025	785,605
1,390,000	3.375%, 10/15/2026	1,333,264
754,000	3.600%, 01/15/2028	719,677
839,000	5.250%, 07/15/2028	853,726
	SBA Communications Corp.
605,000	3.875%, 02/15/2027	581,576
2,233,000	3.125%, 02/01/2029	2,009,113
	Trinity Acquisition PLC
445,000	4.400%, 03/15/2026	439,826
	Willis North America, Inc.
230,000	3.600%, 05/15/2024	227,941
1,382,000	4.650%, 06/15/2027	1,369,105
1,822,000	4.500%, 09/15/2028	1,778,401

		10,098,234

The accompanying notes are an integral part of these financial statements.

92	Litman Gregory Funds Trust

iMGP Dolan McEniry Corporate Bond Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at December 31, 2023 (Continued)

Principal Amount^		Value

CORPORATE BONDS (CONTINUED)

Industrial: 17.8%
	Allegion U.S. Holding Co., Inc.
$ 1,398,000	3.200%, 10/01/2024	$1,370,431
2,930,000	3.550%, 10/01/2027	2,788,474
	Berry Global, Inc.
2,870,000	4.875%, 07/15/2026(a)	2,822,105
670,000	1.650%, 01/15/2027	604,100
	Carlisle Cos., Inc.
881,000	3.500%, 12/01/2024	864,607
1,839,000	3.750%, 12/01/2027	1,763,324
912,000	2.750%, 03/01/2030	809,736
753,000	2.200%, 03/01/2032	614,702
	Carrier Global Corp.
3,529,000	2.242%, 02/15/2025	3,422,764
517,000	2.493%, 02/15/2027	486,638
	Flex Ltd.
1,791,000	6.000%, 01/15/2028	1,853,178
2,142,000	4.875%, 05/12/2030	2,107,106
	Fortune Brands Innovations, Inc.
1,499,000	4.000%, 06/15/2025	1,474,185
844,000	3.250%, 09/15/2029	781,594
	Teledyne Technologies, Inc.
2,972,000	2.750%, 04/01/2031	2,591,749
	TransDigm, Inc.
4,163,000	5.500%, 11/15/2027	4,080,801
	Trimble, Inc.
3,903,000	4.900%, 06/15/2028	3,930,593
	Westinghouse Air Brake Technologies Corp.
974,000	4.150%, 03/15/2024	970,023
3,011,000	4.700%, 09/15/2028	2,982,292

		36,318,402

Technology: 12.6%
	Broadcom Corp./Broadcom Cayman Finance Ltd.
1,832,000	3.875%, 01/15/2027	1,788,760
	Broadcom, Inc.
363,000	3.459%, 09/15/2026	351,332
837,000	4.110%, 09/15/2028	818,988
473,000	4.150%, 11/15/2030	452,709
	CA, Inc.
231,000	4.700%, 03/15/2027	223,703
	CDW LLC/CDW Finance Corp.
564,000	4.125%, 05/01/2025	552,545
3,111,000	4.250%, 04/01/2028	2,982,062
228,000	3.250%, 02/15/2029	208,732
	Fiserv, Inc.
3,820,000	5.625%, 08/21/2033	4,011,214
	HP, Inc.
1,348,000	3.000%, 06/17/2027	1,274,751
1,110,000	4.000%, 04/15/2029	1,078,857
1,634,000	4.200%, 04/15/2032	1,555,074
	Microchip Technology, Inc.
2,823,000	4.250%, 09/01/2025	2,782,278
	Oracle Corp.
2,498,000	2.300%, 03/25/2028	2,278,918
1,496,000	2.950%, 04/01/2030	1,351,941
	Qorvo, Inc.
4,169,000	4.375%, 10/15/2029	3,959,966

		25,671,830

TOTAL CORPORATE BONDS (Cost $187,191,459)		186,514,568

Principal Amount^		Value

SHORT-TERM INVESTMENTS: 5.5%

TREASURY BILLS: 5.5%
	U.S. Treasury Bills
$11,469,000	5.098%, 04/09/2024(b)(c)	$11,306,931

TOTAL TREASURY BILLS (Cost $11,306,581)		11,306,931

TOTAL SHORT-TERM INVESTMENTS (Cost $11,306,581)		11,306,931

TOTAL INVESTMENTS (Cost: $198,498,040): 96.9%		197,821,499

Other Assets in Excess of Liabilities: 3.1%		6,280,541

NET ASSETS: 100.0%		$204,102,040

Percentages are stated as a percent of net assets.

^	The principal amount is stated in U.S. Dollars unless otherwise indicated.
(a)

Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under Securities Act of 1933.

(b)	Issued with a zero coupon. Income is recognized through the accretion of discount.
(c)	The rate shown represents yield-to-maturity.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	93

iMGP DBi Managed Futures Strategy ETF 2023 Annual Report (Unaudited)

The iMGP DBi Managed Futures Strategy ETF was down 8.94% in price terms (down 8.72% in NAV) in 2023, compared to the -3.49% performance for benchmark SG CTA Index. Despite the loss this year, since the ETF’s inception in May 2019, it has gained 7.34% annualized (in price, 7.36% in NAV), outperforming the benchmark’s 5.88% gain.

Performance as of 12/31/2023
	One- Year	Three- Year	Since Inception 5/7/2019
iMGP DBi Managed Futures Strategy ETF (NAV)	-8.72%	7.25%	7.36%
iMGP DBi Managed Futures Strategy ETF (Price)	-8.94%	7.22%	7.34%
SG CTA	-3.49%	7.17%	5.88%
Morningstar US Fund Systematic Trend	-3.86%	4.86%	4.02%

Total Expense Ratio 0.85%

Performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.imgpfunds.com.

Shares of any ETF are bought and sold at market price (not NAV), may trade at a discount or premium to NAV and are not individually redeemed from the Fund. Brokerage commissions will reduce returns.

Annual Review

2023 turned out to be a humbling year for macro strategists. The taper is coming a year late, the economy never hit the windshield, and Powell might actually pull off the Immaculate Landing.

And so, the big surprise is that it turned out to be a great year for investors. Powell’s sudden rhetorical pivot in early November triggered a massive melt up in risk assets. In two months, the MSCI World delivered nearly two thirds of its 23.8% calendar year return, while bonds—down over 3% through October—finished up 5.7%. The Everything Rally appears to have been driven by both the widespread conclusion that the rate hike cycle was over, but also a desperate catch up for investors underweight equities and duration. By year end, the price moves implied far more aggressive easing in 2024 than either Central Banks or economists forecast.

As discussed extensively in these letters, the market consensus is rarely accurate and frustratingly unstable. Contrarian investors who nailed 2022 were often wrong-footed in 2023; assets that soared in 2023 were climbing out of a deep drawdown hole. The lesson of the past several years is that the unexpected happens with alarming regularity, and the spectrum of outcomes is far wider than we expect. Today, as investors breathe a sigh of relief that the worst of the rate hike cycle might be behind us, they soon may have to turn their attention to a laundry list of headwinds, from worsening geopolitical chaos to deepening sociopolitical fragmentation to uncontrolled fiscal largesse to persistent ripple effects from higher rates to things not yet on our plate of worries. In such a world, we encourage diversification and liquidity to help clients weather the coming years.

Performance and Positioning

The fund was down 5.1% in the first half of the year and a further 4.1% in the second half of the year. These half-year returns mask significant losses in the first and last quarters of the year, which bookended strong performance in the middle two quarters. The fund’s gains in the third quarter were particularly valuable in the context of a broader portfolio as stocks and bonds both struggled significantly.

The portfolio’s performance was negatively affected by positions across all asset classes with the majority of losses driven by rates, particularly 10- and 30-year Treasuries. Exposure to commodities was also detrimental, owing to the geopolitical turmoil and concerns about the oil output levels of major producers around the world. Currencies also detracted, led by the Japanese yen, after the Bank of Japan decided to maintain negative short-term interest rates and gave no hint about near-term changes. Gains in the S&P 500 were the sole positive contributor.

For the year, all asset classes except currencies detracted from performance, as the short JPY postion’s strong gains in the second quarter resulted in positive attribution for the year. The losses in short rates positions were most dramatic in the first quarter (thanks to the sudden banking crisis in March) and fourth quarter, but strong performance in the middle of the year meant that losses in rates for the year were actually less than the losses from commodities and equities. Equity positioning was whipsawed all year, while commodities detracted somewhat in the first quarter, as investors were torn between a hard or soft landing from the rate hikes, and then suffered from the aforementioned significant reversal in the trend in oil prices in the year’s final quarter.

The fund ended the year much closer to neutral in duration, with very little commodity exposure, modestly long the dollar (long vs the JPY and short vs the EUR), long US equities and short emerging markets equities.

94	Litman Gregory Funds Trust

Portfolio Characteristics

Net Asset Class Exposure (%)
US Equities	28%
International Developed Equities	3%
Emerging Market Equities	-21%
Currencies	-13%
Commodities	-1%
Fixed Income	-59%

Top 5 Holdings
S&P 500	29%
JPY/USD	-22%
MSCI Emerging Markets	-22%
2 Yr Treasury	-21%
SOFR	-21%

iMGP DBi Managed Futures Strategy ETF Value of Hypothetical $10,000

The value of a hypothetical $10,000 investment in the iMGP DBi Managed Futures Strategy ETF from May 7, 2019 to December 31, 2023 compared with the SG CTA Index and Morningstar Systematic Trend Category.

The hypothetical $10,000 investment at fund inception includes changes due to share price and reinvestment of dividends and capital gains. The chart does not imply future performance. Indexes are unmanaged, do not incur fees, expenses or taxes, and cannot be invested in directly.

Performance quoted does not include a deduction for taxes that a shareholder would pay on the redemption of fund shares.

Fund Summary	95

iMGP DBi Managed Futures Strategy ETF

CONSOLIDATED SCHEDULE OF INVESTMENTS IN SECURITIES at December 31, 2023

Principal Amount^		Value

SHORT-TERM INVESTMENTS: 85.7%

REPURCHASE AGREEMENTS: 1.7%
$11,639,683	Fixed Income Clearing Corp. 1.600%, 12/29/2023, due 01/02/2024 [collateral: par value $11,968,800, U.S. Treasury Note, 3.875%, due 01/15/2026, value $11,877,571] (proceeds $11,641,753)	$11,639,683

TOTAL REPURCHASE AGREEMENTS (Cost $11,639,683)		11,639,683

TREASURY BILLS: 84.0%
	U.S. Treasury Bills
580,000,000	5.196%, 02/29/2024(a)(b)(c)	575,085,521

TOTAL TREASURY BILLS (Cost $574,976,888)		575,085,521

TOTAL SHORT-TERM INVESTMENTS (Cost $586,616,571)		586,725,204

TOTAL INVESTMENTS (Cost: $586,616,571): 85.7%		586,725,204

Other Assets in Excess of Liabilities: 14.3%		98,011,406

NET ASSETS: 100.0%		$684,736,610

Percentages are stated as a percent of net assets.

^	The principal amount is stated in U.S. Dollars unless otherwise indicated.
(a)	All or a portion of this security is held by the iMGP DBi Cayman Managed Futures Subsidiary.
(b)	The rate shown represents yield-to-maturity.
(c)	Issued with a zero coupon. Income is recognized through the accretion of discount.

The accompanying notes are an integral part of these financial statements.

96	Litman Gregory Funds Trust

iMGP DBi Managed Futures Strategy ETF

CONSOLIDATED SCHEDULE OF INVESTMENTS IN FUTURES CONTRACTS AT December 31, 2023 (a)

Description	Number of Contracts	Notional Amount	Notional Value	Expiration Date	Unrealized Appreciation/ (Depreciation)
Futures Contracts – Long
Euro FX Currency Futures	436	$59,783,484	$60,358,750	3/18/2024	$575,266
Gold 100 Oz Futures(b)	44	9,037,779	9,115,920	2/27/2024	78,141
MSCI EAFE Index Futures	167	18,748,579	18,807,540	3/15/2024	58,961
S&P 500 E-Mini Index Futures	834	196,745,936	200,994,000	3/15/2024	4,248,064
U.S. Treasury Long Bond Futures	159	19,653,829	19,865,062	3/19/2024	211,233
U.S. Treasury Ultra-Long Bond Futures	138	18,300,592	18,435,938	3/19/2024	135,346

Total Long					$5,307,011

Futures Contracts – Short
3 Months SOFR Futures	(595)	$(143,263,392)	$(143,975,125)	9/16/2025	$(711,733)
Japanese Yen Currency Futures	(1,700)	(149,406,515)	(152,490,000)	3/18/2024	(3,083,485)
MSCI Emerging Market Index	(2,887)	(142,349,232)	(149,214,595)	3/15/2024	(6,865,363)
U.S. Treasury 10-Year Note Futures	(746)	(81,938,726)	(84,216,406)	3/19/2024	(2,277,680)
U.S. Treasury 10-Year Ultra Note Futures	(708)	(80,410,627)	(83,555,062)	3/19/2024	(3,144,435)
U.S. Treasury 2-Year Note Futures	(703)	(143,619,165)	(144,757,586)	3/28/2024	(1,138,421)
WTI Crude Futures(b)	(215)	(15,971,310)	(15,445,600)	3/20/2024	525,710

Total Short					$(16,695,407)

Total Futures Contracts					$(11,388,396)

(a)	Societe Generale is the counterparty for all Open Futures Contracts held by the Fund and the iMGP DBi Cayman Managed Futures Subsidiary at December 31, 2023.
(b)	Contract held by the iMGP DBi Cayman Managed Futures Subsidiary.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	97

iMGP DBi Hedge Strategy ETF 2023 Annual Report (Unaudited)

The iMGP DBi Hedge Strategy ETF gained 7.24% in price terms (7.91% in NAV) in 2023, versus the Morningstar Long-Short Equity Category benchmark’s 10.12% gain. Since inception in December 2019, the ETF has gained 6.84% annualized (in price, 6.91% in NAV), outperforming the benchmark’s 4.68% gain.

Performance as of 12/31/2023
	One- Year	Three- Year	Since Inception 12/17/2019
iMGP DBi Hedge Strategy ETF (NAV)	7.91%	1.95%	6.91%
iMGP DBi Hedge Strategy ETF (Price)	7.24%	1.87%	6.84%
Morningstar US Fund Long-Short Equity	10.12%	4.42%	4.68%
Total Expense Ratio 0.85%

Performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.imgpfunds.com.

Shares of any ETF are bought and sold at market price (not NAV), may trade at a discount or premium to NAV and are not individually redeemed from the Fund. Brokerage commissions will reduce returns.

2023 Annual Review

2023 turned out to be a humbling year for macro strategists. The taper is coming a year late, the economy never hit the windshield, and Powell might actually pull off the Immaculate Landing.

And so the big surprise is that it turned out to be a great year for investors. Powell’s sudden rhetorical pivot in early November triggered a massive melt up in risk assets. In two months, the MSCI World delivered nearly two thirds of its 23.8% calendar year return, while bonds—down over 3% through October—finished up 5.7%. The Everything Rally appears to have been driven by both the widespread conclusion that the rate hike cycle was over, but also a desperate catch up for investors underweight equities and duration. By year end, the price moves implied far more aggressive easing in 2024 than either Central Banks or economists forecast.

As discussed extensively in these letters, the market consensus is rarely accurate and frustratingly unstable. Contrarian investors who nailed 2022 were often wrong-footed in 2023; assets that soared in 2023 were climbing out of a deep drawdown hole. The lesson of the past several years is that the unexpected happens with alarming regularity, and the spectrum of outcomes is far wider than we expect. Today, as investors breathe a sigh of relief that the worst of the rate hike cycle might be behind us, they soon may have to turn their attention to a laundry list of headwinds, from worsening geopolitical chaos to deepening sociopolitical fragmentation to uncontrolled fiscal largesse to persistent ripple effects from higher rates to things not yet on our plate of worries. In such a world, we encourage diversification and liquidity to help clients weather the coming years.

Performance and Positioning

Performance for the first half of the year was +4.4%, with an additional gain of approximately 2.7% in the second half. In the first quarter, a rally in equities was beneficial to performance but the pullback in March in small/mid-cap stocks due to the Silicon Valley Bank crisis partially offset gains. Short interest rate positions also somewhat detracted. A continuation of the rally in equities in the second quarter produced strong performance, particularly exposure to equities with a growth bias and non-U.S. developed market equities. Furthermore, in contrast to the first quarter, short interest rate positions in 2-year Treasury futures contributed positively to performance. The third quarter was slightly negative, as net long equity exposure globally was hurt by rising rates. More than 100% of the gain in the second half of the year (+3.9%) came during the Everything Rally in the fourth quarter. During the quarter, equities, excluding emerging markets, were accretive to performance. This was mainly led by growth biased segments, which were largely dominated by technology and AI stocks. Expectations that interest rate cuts may be on the horizon drove performance in most sectors in the year’s final quarter, as further evidenced by Fund gains in currencies and 2-year Treasuries as well.

Current positioning remains relatively conservative: underweight equities with a bias to growth and international equities, and modestly long exposure to the short end of the yield curve.

Portfolio Characteristics

Net Asset Class Exposure (%)
US Equities	20%
International Developed Equities	9%
Emerging Market Equities	-1%
US Dollar	-12%
Fixed Income	50%

Top 5 Holdings
2 Yr Treasury	28%
SOFR	28%
EAFE	9%
Nasdaq	8%
S&P 500	7%

98	Litman Gregory Funds Trust

iMGP DBi Hedge Strategy ETF Value of Hypothetical $10,000

The value of a hypothetical $10,000 investment in the iMGP DBi Hedge Strategy ETF from December 17, 2019 to December 31, 2023 compared with the Morningstar Long-Short Equity Category.

The hypothetical $10,000 investment at fund inception includes changes due to share price and reinvestment of dividends and capital gains. The chart does not imply future performance. Indexes are unmanaged, do not incur fees, expenses or taxes, and cannot be invested in directly.

Performance quoted does not include a deduction for taxes that a shareholder would pay on the redemption of fund shares.

Fund Summary	99

iMGP DBi Hedge Strategy ETF

SCHEDULE OF INVESTMENTS IN SECURITIES at December 31, 2023

Principal Amount^		Value

SHORT-TERM INVESTMENTS: 96.3%

REPURCHASE AGREEMENTS: 3.6%
$1,167,895	Fixed Income Clearing Corp. 1.600%, 12/29/2023, due 01/02/2024 [collateral: par value $1,201,000, U.S. Treasury Note, 3.875%, due 01/15/2026, value $1,191,846] (proceeds $1,168,103)	$1,167,895

TOTAL REPURCHASE AGREEMENTS (Cost $1,167,895)		1,167,895

TREASURY BILLS: 92.7%
	U.S. Treasury Bills
30,500,000	5.197%, 02/29/2024(a)(b)	30,241,566

TOTAL TREASURY BILLS (Cost $30,235,819)		30,241,566

TOTAL SHORT-TERM INVESTMENTS (Cost $31,403,714)		31,409,461

TOTAL INVESTMENTS (Cost: $31,403,714): 96.3%		31,409,461

Other Assets in Excess of Liabilities: 3.7%		1,206,114

NET ASSETS: 100.0%		$32,615,575

Percentages are stated as a percent of net assets.

^	The principal amount is stated in U.S. Dollars unless otherwise indicated.
(a)	The rate shown represents yield-to-maturity.
(b)	Issued with a zero coupon. Income is recognized through the accretion of discount.

The accompanying notes are an integral part of these financial statements.

100	Litman Gregory Funds Trust

iMGP DBi Hedge Strategy ETF

SCHEDULE OF INVESTMENTS IN FUTURES CONTRACTS AT December 31, 2023 (a)

Description	Number of Contracts	Notional Amount	Notional Value	Expiration Date	Unrealized Appreciation/ (Depreciation)
Futures Contracts – Long
3 Months SOFR Futures	38	$9,149,764	$9,195,050	9/16/2025	$45,286
BP FX Currency Futures	4	313,305	318,775	3/18/2024	5,470
CAD FX Currency Futures	3	221,285	226,875	3/19/2024	5,590
Euro FX Currency Futures	12	1,625,200	1,661,250	3/18/2024	36,050
30 Day Federal Funds Futures	3	1,185,595	1,186,720	4/30/2024	1,125
Japanese Yen Currency Futures	4	349,799	358,800	3/18/2024	9,001
MSCI EAFE Index Futures	26	2,801,345	2,928,120	3/15/2024	126,775
Nasdaq 100 E-mini Futures	8	2,568,494	2,723,760	3/15/2024	155,266
Russell 2000 E-mini Futures	17	1,605,075	1,740,545	3/15/2024	135,470
S&P Mid Cap 400 E-mini Futures	8	2,117,627	2,247,600	3/15/2024	129,973
U.S. Treasury 2-Year Note Futures	45	9,193,875	9,266,133	3/28/2024	72,258

Total Long					$722,264

Futures Contracts – Short
U.S. Dollar Index Futures	(16)	$(1,655,320)	$(1,616,464)	3/18/2024	$38,856
MSCI Emerging Market Index	(3)	(147,499)	(155,055)	3/15/2024	(7,556)
U.S. Treasury Long Bond Futures	(11)	(1,278,817)	(1,374,313)	3/19/2024	(95,496)
U.S. Treasury Ultra-Long Bond Futures	(10)	(1,224,815)	(1,335,937)	3/19/2024	(111,122)

Total Short					$(175,318)

Total Futures Contracts					$546,946

(a)	Mizuho Securities USA LLC is the counterparty for all Open Futures Contracts held by the Fund at December 31, 2023.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	101

iMGP RBA Responsible Global Allocation ETF 2023 Annual Report (Unaudited)

The iMGP RBA Responsible Global Allocation ETF underperformed its benchmark in 2023, posting a return of 8.62% (NAV return) compared to a 16.21% return for its style index (65% MSCI ACWI, 35% Bloomberg US Aggregate Bond).

Performance as of 12/31/2023
	One- Year	Since Inception 2/1/2022
iMGP RBA Responsible Global Allocation ETF (NAV)	8.62%	-1.68%
iMGP RBA Responsible Global Allocation ETF (Price)	8.37%	-1.94%
65/35 Blend of MSCI ACWI & Barclays Agg Bond Index	16.21%	0.66%
65/35 Blend of MSCI ACWI ESG Leaders & Bloomberg MSCI US Aggregate ESG Focus Index	16.75%	0.39%
Morningstar US Fund World Allocation	10.53%	-0.53%

Expense Ratio 0.55%

Performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Short term performance is not a good indication of the fund’s future performance and should not be the sole basis for investing in the fund. The Advisor has contractually agreed to limit the expenses of the fund including acquired fund fees and expense until April 30, 2025. Without this limitation expenses would be higher and returns would be lower. Performance data current to the most recent month end may be obtained by visiting www.imgpfunds.com.

Shares of any ETF are bought and sold at market price (not NAV), may trade at a discount or premium to NAV and are not individually redeemed from the Fund. Brokerage commissions will reduce returns.

Equity Positioning

The Strategy was underweight equity over the period, holding an average weight of 61.2% (3.8 percentage point underweight) in 2023. The equity sleeve underperformed the MSCI ACWI Index by a large margin. This underperformance was largely driven by decisions made within the U.S. allocation. An underweight allocation to information technology, communication services, and consumer discretionary, specifically the mega cap “Magnificent 7” companies hurt performance the most.

An overweight allocation to defensive sectors, namely consumer staples and health care, also detracted from benchmark relative performance. An underweight allocation to U.S. energy stocks was accretive to performance as was an overweight allocation to Japan. Lastly, overweight allocations to China and Hong Kong detracted from performance.

Fixed Income Positioning

The Strategy was overweight fixed income throughout the period, holding an average weight of 37.6% (2.6 percentage point overweight) in 2023. The fixed income sleeve’s impact on benchmark relative performance was relatively muted compared to the equity sleeve’s impact. The decision with the largest impact was selection within the securitized/mortgage sector. Treasuries, the largest allocation within the fixed income sleeve, did not have a meaningful impact on performance. A slight cash exposure of less than 1% dragged on performance as markets performed well both domestically and internationally.

Outlook and Positioning

Our “4 for ‘24” theme is largely based on a potential replay of the 2000’s Lost Decade. We envision an extended period during which the Magnificent 7 significantly underperform, but other sectors, industries, countries, and investment themes that are currently being ignored could present excellent opportunities.

With this backdrop, our portfolios enter 2024 with four embedded themes: (1) U.S. Small Caps, (2) U.S. Cyclicals, (3) Non-U.S. and emerging markets, (4) Industrials as a play on deglobalization.

The profits cycle has begun to recover and seems poised to accelerate until at least mid-2024. If profits are accelerating or decelerating, it is typically attributable to cyclical companies’ earnings because stable companies’ earnings are simply too stable to cause a cycle.

Smaller capitalization stocks are more cyclical than are larger capitalization stocks and tend to outperform when profits accelerate. More important, the range of small cap outperformance is skewed positively when profits accelerate.

We are also overweight traditional cyclical sectors such as energy, materials, and industrials. In contrast, according to the latest Bank of America Global Fund Manager Survey, fund managers are underweight these sectors relative to their “normal” portfolio weights.

When the U.S. bull market began in 2009, investors were enamored with non-U.S., particularly emerging market, stocks. Fourteen years later, the opposite is true and investors strongly favor U.S. stocks. Fundamentals and sentiment though increasingly favor non-U.S. stocks, and we have roughly our lowest U.S. equity allocation in the history of our firm.

102	Litman Gregory Funds Trust

Lastly, it may be critical for the U.S. economy to rebuild its productive infrastructure as globalization continues to contract. Energy infrastructure, utility infrastructure, private sector manufacturing infrastructure, and related real estate, ports, roadways, and rail are as important to the future of the U.S. economy as artificial intelligence (AI) might be. However, when compared to AI, few investors are paying as much attention to this theme, which suggests greater opportunity.

RBA’s portfolios have typically been diversifiers within an overall portfolio. That role today seems a very good one to play. The speculative rally in the equity markets in 2023 is giving rise to what we think will be a once-in-a-generation investment opportunity in 2024. Like the opportunities after the Technology Bubble, there seem to be plenty of attractive investments. They just aren’t in the seven stocks that are investors’ favorites.

iMGP RBA Responsible Global Allocation ETF Value of Hypothetical $10,000

The value of a hypothetical $10,000 investment in the iMGP RBA Responsible Global Allocation ETF from February 1, 2022 to December 31, 2023 compared with the 65/35 Blend of MSCI ACWI & Bloomberg US Aggregate Bond Index, Morningstar World Allocation Category and 65/35 Blend of MSCI ACWI ESG Leaders & Bloomberg MSCI US Aggregate ESG Focus Index.

The hypothetical $10,000 investment at fund inception includes changes due to share price and reinvestment of dividends and capital gains. The chart does not imply future performance. Indexes are unmanaged, do not incur fees, expenses or taxes, and cannot be invested in directly.

Performance quoted does not include a deduction for taxes that a shareholder would pay on the redemption of fund shares.

Fund Summary	103

iMGP RBA Responsible Global Allocation ETF

SCHEDULE OF INVESTMENTS IN SECURITIES at December 31, 2023

Shares		Value

EXCHANGE-TRADED FUNDS: 100.8%
5,597	iShares ESG Advanced MSCI EAFE ETF	$357,536
8,240	iShares ESG Aware MSCI EAFE ETF	622,450
22,407	iShares ESG Aware MSCI USA Small-Cap ETF	851,690
40,655	iShares ESG Aware U.S. Aggregate Bond ETF(a)	1,940,870
6,643	iShares MSCI Global Sustainable Development Goals ETF	538,415
5,535	Janus Henderson Mortgage-Backed Securities ETF	254,278
16,029	Nuveen ESG Emerging Markets Equity ETF	431,981
45,575	Nuveen ESG Large-Cap Value ETF	1,636,598
4,777	Vanguard ESG International Stock ETF	264,073

TOTAL EXCHANGE-TRADED FUNDS (Cost $6,820,641)		6,897,891

TOTAL INVESTMENTS (Cost: $6,820,641): 100.8%		6,897,891

Liabilities in Excess of Other Assets: (0.8)%		(55,573)

NET ASSETS: 100.0%		$6,842,318

Percentages are stated as a percent of net assets.

ETF	Exchange-Traded Fund
(a)	For additional information on portfolio concentration, see Note 11.

The accompanying notes are an integral part of these financial statements.

104	Litman Gregory Funds Trust

iMGP Berkshire Dividend Growth ETF 2023 Annual Report (Unaudited)

The iMGP Berkshire Dividend Growth ETF launched June 29, 2023. Over its first six months of existence, it returned 4.56% (NAV return) compared to 6.95% for the Russell 1000 Value Index. The Morningstar US Large Value category had a return of 7.80% over the same period.

Performance as of 12/31/2023
Since Inception 6/29/2023
iMGP Berkshire Dividend Growth ETF (NAV)	4.56%
iMGP Berkshire Dividend Growth ETF (Price)	4.54%
Russell 1000 Value TR USD	6.95%
US Fund Large Value	7.80%
Expense Ratio: 0.55%

Performance quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the funds may be lower or higher than the performance quoted. Short term performance is not a good indication of the fund’s future performance and should not be the sole basis for investing in the fund. To obtain standardized performance of the funds, and performance as of the most recently completed calendar month, please visit www.imgptfunds.com.

Shares of any ETF are bought and sold at market price (not NAV), may trade at a discount or premium to NAV and are not individually redeemed from the Fund. Brokerage commissions will reduce returns.

Quarterly Portfolio Manager Commentary

The New “Ab-normal”?

Reflecting on 2023, what a year…again! Massive bank failures, wild moves in interest rates, AI mania, concentrated indices, unprecedented shifts between investment styles, and global unrest.

Every year it seems there is something that makes you say “Wow. What a year!” Perhaps “ab-normal” is the new normal?

Investment-wise, 2023 will be remembered as a relatively challenging year for strategies that lean towards a “value-oriented” style.

While chaos, speculation, and “new investment abnormalities” personified 2023, Berkshire shall remain steadfast to the pillars of its investment strategy. Quality… reliable cash flow and dividends…reasonable prices that may provide upside AND a reasonable margin of safety.

As we enter the new year, it is customary to review our approach to buying businesses for your portfolio. Below, please read the step-by-step methodology by which we evaluate companies.

Dividend Strategy Process Review

The Berkshire Dividend Growth Strategy’s primary objective is intended to generate a growing stream of equity income through investments in a diversified portfolio of stocks generally with a high, “safe” and growing dividend. If we can achieve this primary goal by purchasing vibrant growing companies with fine economic prospects, capital appreciation can follow. A risk profile below that of the average stock in the S&P 500 is also viewed as desirable. Because of its dividend growth orientation, the portfolio also seeks to perform better than non-dividend paying stocks or bonds in a rising interest rate environment.

Equity Selection Process

Importantly, we believe intelligent dividend investing is not just composed of shopping for the company with the highest yield. Our process spans across three dimensions: current level of dividend, “safety” of the dividend, and notably, the growth of dividend.

Current Dividend

First, we identify companies that have a dividend yield at least that of the S&P 500, preferably higher. Companies that fit these criteria may perform better in a slow growth economy and could provide a cash buffer through equity market volatility. In certain instances, the portfolio may purchase securities with nominal or below-average dividends, but only if there is a clear and relatively certain path to normal cash payouts. Philosophically, however, we don’t believe in paying a high price for a future promise.

Stability of Dividend

A dividend springs from excess profits after a business pays off all other providers of capital. Since the shareholder is the last in line to get paid, as analysts we wish to see how substantial the claims of individuals in a senior capital position are to us. This is why companies with

Fund Summary	105

high levels of debt and/or volatile businesses can be undesirable investments. A profitable business that has too much debt can find the company may have little left over to pay shareholder dividends. So, we spend considerable time evaluating the company balance sheet:

•	Debt to Equity Ratio: How much of the total capital is funded by debt vs. equity?

•	Times Interest Earned: How often do operating profits cover the interest expense?

•	Credit rating and liquidity of underlying debt, if applicable: Bond market spreads and credit ratings provide another view into the company’s ability to fund itself.

Growth of Dividend

If our portfolio is going to provide an effective hedge against inflation and provide appropriate cash flow, it is critical that the company under evaluation demonstrate the prospects for future dividend growth. This is one of the most important parts of our screening process and what we believe makes our strategy unique relative to other dividend strategies. First, we seek a company that has a history of raising the dividend. This gives us good insight into management’s view of the dividend, how they allocate shareholder capital, and prospects for growth opportunities within the business itself. A key metric we use to quantify growth prospects is return on shareholder equity or ROE. In our opinion, return on equity (ROE) is the best financial yardstick to identify, evaluate and compare the desirability of investments. ROE is the rate of growth a company can maintain in its earnings and dividends, without needing to raise capital. By decomposing ROE into its component parts, we understand the 4 key dynamics that drive company profitability, namely:

•	Operating Margins: Operating Profit/Sales “How profitable are core operations?”

•	Asset Turnover: Sales/Assets “How capital intensive is the business?”

•	Leverage: Assets/Equity “How much does the company’s use of debt affect returns?”

•	Tax Retention: Pretax Income/Net Income “How well does the company manage its tax obligations?”

Keep in mind there is no “right” number for ROE or any one of the individual components. Some companies have high but volatile ROE’s and some companies have lower but highly stable ROE’s. Both can be equally desirable. A company that has very stable operating margins and consistent sales growth allows for management to utilize (think drugs or consumer staples) versus a company that is more cyclical (think semiconductors or energy companies). In the end, the evaluation of ROE can be a highly reliable metric. Other subjective factors that may play into our process include competitive positioning in the company’s end markets, intangibles such as brands and patents, past acquisition strategies of management, and volatility of earnings, just to name a few.

Summary of Process

While there are many factors, some quantitative and some qualitative, the goal is to buy companies with an attractive, “safe” and growing dividend so that the risk adjusted total return profile is superior.

Sell Discipline

A company is typically sold when it reaches a price beyond our estimate of intrinsic value, ROE falls below acceptable levels, loses its superior competitive position in the marketplace, abandons sound dividend policy, increases debt to uncomfortable levels or does a misplaced acquisition.

Portfolio Construction

As long as there are attractive candidates, the portfolio will attempt to be broadly diversified across a wide range of economic sectors. While the portfolio will be largely “bottom up” some consideration to macro factors may play a minor role. At any one given time certain portfolios, in aggregate, may appear more attractive than another (fundamental or valuation wise). However large or extreme sector concentrations relative to the benchmark in general should not occur. In aggregate, we seek a final portfolio: reduced systematic risk, above-average quality, and lower volatility. From a cash flow perspective, we believe a typical Berkshire holding can deliver cash flow growth of at least 7.5% per year, and the yield on the portfolio should exceed the S&P 500. If our companies can deliver earnings and dividend wise, attractive appreciation should follow and thus providing strong total return characteristics.

Risk and Performance Characteristics

We owe our investors a frank discussion of potential risks associated with our strategy and baseline expectations of our performance in various market conditions.

Dividends arise from the profits of a business after all other legal obligations to other providers of capital have been satisfied. These include trade creditors, bank loans, senior bond holders, subordinated bond holders, preferred shareholders and of course taxes owed to the government.

The dividend is last in line. So, while these claims are mandatory, dividends are paid at the discretion of management. Some management teams view growing the dividend as an “implicit promise”, while some managements want to remain flexible to right size the dividend if they need to adapt to their changing business and capital needs. For a very stable business with low capital needs, the former approach is appropriate. For businesses that have higher capital needs but perhaps higher growth prospects, the latter approach is appropriate. Dividend policy often sends a powerful signal about how management views its own prospects. Management needs to make tradeoffs between growing the business and maintaining the dividend. Not all decisions will be correct.

106	Litman Gregory Funds Trust

There are no guarantees even the best businesses remain profitable, that past growth rate of dividends will continue, or that management will remain committed to its dividend. So, there have been instances where a dividend appeared “safe” only to have management cut it at some point due to: deteriorating business conditions, or even they, at their discretion, find what they think is a better use of the money. We believe our screening and fundamental research will be effective in aggregate at selecting the managements capable of generating the type of cash flow growth our clients expect.

As for share price fluctuations, we stick to the premise that risk and return are directly related. The Berkshire Dividend Strategy seeks a risk posture that is below that of the S&P 500. So, in theory, the portfolio could perform better in a declining market, but we are realistic about its prospects in a rapidly rising market – particularly one characterized by speculation and where low-quality assets are coming back in favor. Still, in that rising market we expect a total return can potentially beat inflation and satisfy individual client objectives.

By Sector

12/31/2023
Finance	15.1%
Consumer Discretionary	7.3%
Information Technology	17.4%
Communication Services	0.0%
Health Care & Pharmaceuticals	13.7%
Industrials	16.2%
Consumer Staples	10.5%
Real Estate	1.6%
Utilities	2.7%
Energy	8.1%
Materials	5.0%
Cash	2.4%

100.0%

By Market Cap

12/31/2023
Small Cap	1.7%
Mid Cap	14.4%
Large Cap	83.9%

100.0%

By Region

12/31/2023
US Equities	95.6%
Developed International Equities	4.4%
Emerging Market Equities	0.0%

100.0%

iMGP Berkshire Dividend Growth ETF Value of Hypothetical $10,000

The value of a hypothetical $10,000 investment in the iMGP Berkshire Dividend Growth ETF from June 29, 2023 to December 31, 2023 compared with the Russell 1000 Value Index and Morningstar Large Value Category.

The hypothetical $10,000 investment at fund inception includes changes due to share price and reinvestment of dividends and capital gains. The chart does not imply future performance. Indexes are unmanaged, do not incur fees, expenses or taxes, and cannot be invested in directly.

Performance quoted does not include a deduction for taxes that a shareholder would pay on the redemption of fund shares.

Fund Summary	107

iMGP Berkshire Dividend Growth ETF

SCHEDULE OF INVESTMENTS IN SECURITIES at December 31, 2023

Shares		Value

COMMON STOCKS: 97.6%

Consumer Discretionary: 7.3%
825	Leggett & Platt, Inc.	$21,590
150	Lowe’s Cos., Inc.	33,383
135	McDonald’s Corp.	40,029

		95,002

Consumer Staples: 10.5%
275	General Mills, Inc.	17,914
475	Mondelez International, Inc. - Class A	34,404
160	PepsiCo, Inc.	27,174
165	Procter & Gamble Co.	24,179
215	Walmart, Inc.	33,895

		137,566

Energy: 8.1%
410	Chevron Corp.	61,156
170	EOG Resources, Inc.	20,561
1,360	Kinder Morgan, Inc.	23,990

		105,707

Financials: 15.1%
1,695	Bank of America Corp.	57,071
125	Chubb Ltd.	28,250
380	JPMorgan Chase & Co.	64,638
140	M&T Bank Corp.	19,191
180	PNC Financial Services Group, Inc.	27,873

		197,023

Health Care: 13.7%
240	Abbott Laboratories	26,417
310	AbbVie, Inc.	48,041
530	Bristol-Myers Squibb Co.	27,194
175	Johnson & Johnson	27,429
310	Merck & Co., Inc.	33,796
535	Pfizer, Inc.	15,403

		178,280

Industrials: 16.2%
65	Deere & Co.	25,992
325	Emerson Electric Co.	31,632
140	Honeywell International, Inc.	29,359
95	Lockheed Martin Corp.	43,058
180	Norfolk Southern Corp.	42,548
215	Waste Management, Inc.	38,507

		211,096

Information Technology: 17.4%
265	Apple, Inc.	51,020
760	Cisco Systems, Inc.	38,395
180	Microsoft Corp.	67,687
290	QUALCOMM, Inc.	41,943
195	TE Connectivity Ltd.	27,398

		226,443

Materials: 5.0%
375	Nucor Corp.	65,265

Real Estate: 1.6%
320	WP Carey, Inc. - REIT	20,739

Shares		Value

Utilities: 2.7%
1,315	PPL Corp.	$35,637

TOTAL COMMON STOCKS (Cost $1,228,323)		1,272,758

TOTAL INVESTMENTS (Cost: $1,228,323): 97.6%		1,272,758

Other Assets in Excess of Liabilities: 2.4%		31,937

NET ASSETS: 100.0%		$1,304,695

Percentages are stated as a percent of net assets.

REIT	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

108	Litman Gregory Funds Trust

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EXPENSE EXAMPLES – (Unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including advisory fees, and other fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the period shown and held for the entire period from July 1, 2023 to December 31, 2023.

Actual Expenses

For each Fund, the first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each Fund, the second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line for each Fund of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning Account Value (7/1/23)	Ending Account Value (12/31/23)	Expenses Paid During Period* (7/1/23 to 12/31/23)	Expenses Ratio During Period* (7/1/23 to 12/31/23)
iMGP Global Select Fund – Institutional Actual	$1,000.00	$1,047.20	$5.06	0.98%
iMGP Global Select Fund – Institutional Hypothetical - (5% return before expenses)	$1,000.00	$1,020.26	$4.99	0.98%
iMGP International Fund – Institutional Actual	$1,000.00	$1,013.50	$4.97	0.98%
iMGP International Fund – Institutional Hypothetical - (5% return before expenses)	$1,000.00	$1,020.26	$4.99	0.98%
iMGP Oldfield International Value Fund – Institutional Actual	$1,000.00	$1,063.10	$4.94	0.95%
iMGP Oldfield International Value Fund – Institutional Hypothetical - (5% return before expenses)	$1,000.00	$1,020.41	$4.84	0.95%
iMGP SBH Focused Small Value Fund – Institutional Actual	$1,000.00	$1,125.80	$6.16	1.15%
iMGP SBH Focused Small Value Fund – Institutional Hypothetical - (5% return before expenses)	$1,000.00	$1,019.40	$5.85	1.15%
iMGP Alternative Strategies Fund – Institutional Actual	$1,000.00	$1,038.10	$6.73	1.31%
iMGP Alternative Strategies Fund – Investor Actual	$1,000.00	$1,036.60	$7.96	1.55%
iMGP Alternative Strategies Fund – Institutional Hypothetical - (5% return before expenses)	$1,000.00	$1,018.60	$6.67	1.31%
iMGP Alternative Strategies Fund – Investor Hypothetical - (5% return before expenses)	$1,000.00	$1,017.39	$7.88	1.55%
iMGP High Income Fund – Institutional Actual	$1,000.00	$1,066.00	$5.10	0.98%
iMGP High Income Fund – Institutional Hypothetical - (5% return before expenses)	$1,000.00	$1,020.26	$4.99	0.98%
iMGP Dolan McEniry Corporate Bond Fund – Institutional Actual	$1,000.00	$1,052.10	$3.62	0.70%
iMGP Dolan McEniry Corporate Bond Fund – Institutional Hypothetical - (5% return before expenses)	$1,000.00	$1,021.67	$3.57	0.70%
iMGP DBi Managed Futures Strategy ETF – Actual	$1,000.00	$959.10	$4.20	0.85%
iMGP DBi Managed Futures Strategy ETF – Hypothetical - (5% return before expenses)	$1,000.00	$1,020.92	$4.33	0.85%
iMGP DBi Hedge Strategy ETF – Actual	$1,000.00	$1,028.00	$4.34	0.85%
iMGP DBi Hedge Strategy ETF – Hypothetical - (5% return before expenses)	$1,000.00	$1,020.92	$4.33	0.85%

Expense Examples	109

	Beginning Account Value (7/1/23)	Ending Account Value (12/31/23)	Expenses Paid During Period* (7/1/23 to 12/31/23)	Expenses Ratio During Period* (7/1/23 to 12/31/23)
iMGP RBA Responsible Global Allocation ETF – Actual	$1,000.00	$1,045.20	$2.84	0.55%
iMGP RBA Responsible Global Allocation ETF – Hypothetical - (5% return before expenses)	$1,000.00	$1,022.43	$2.80	0.55%
iMGP Berkshire Dividend Growth ETF – Actual	$1,000.00	$1,035.80	$2.82	0.55%
iMGP Berkshire Dividend Growth ETF – Hypothetical - (5% return before expenses)	$1,000.00	$1,022.43	$2.80	0.55%

* Expenses are equal to the Funds’ annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by the number of days in most recent fiscal half-year period (184), then divided by the number of days in the fiscal year (365) (to reflect the one-half-year period).

110	Litman Gregory Funds Trust

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STATEMENTS OF ASSETS AND LIABILITIES at December 31, 2023

	Global Select Fund	International Fund	Oldfield International Value Fund	SBH Focused Small Value Fund
ASSETS:
Investments in securities at cost	$95,632,086	$185,788,500	$31,494,403	$42,480,524
Repurchase agreements at cost	4,034,971	13,139,674	—	—

Total investments at cost	$99,667,057	$198,928,174	$31,494,403	$42,480,524

Investments in securities at value	$113,206,406	$208,925,370	$35,319,556	$52,478,369
Repurchase agreements at value	4,034,971	13,139,674	—	—

Total investments at value	$117,241,377	$222,065,044	$35,319,556	$52,478,369

Cash	—	43,810	678,636	1,344,418
Cash, denominated in foreign currency (cost of $371,017, $108, $31,728 and $0, respectively)	359,644	109	32,997	—
Receivables:
Securities sold	945,471	134,931	—	385,652
Dividends and interest	111,931	386,110	51,048	35,135
Foreign tax reclaims	73,585	1,129,337	112,725	—
Fund shares sold	1,044	85	9,207	4,934
Line of credit interest	—	12,834	—	—
Prepaid expenses	7,719	5,454	12,504	8,773

Total Assets	118,740,771	223,777,714	36,216,673	54,257,281

LIABILITIES:
Payables:
Advisory fees	102,460	172,973	43,238	68,314
Securities purchased	5,504	451,098	—	300,022
Fund shares redeemed	143,322	5,996	74,900	20,519
Foreign taxes withheld	1,183	82,420	—	—
Professional fees	26,274	33,487	26,287	15,963
Custodian for overdraft	722,166	—	—	—
Line of credit	—	—	800,000	2,000,000
Line of credit interest	12,318	—	594	—
Chief Compliance Officer fees	13,953	13,953	13,953	13,953
Accrued other expenses	110,223	108,808	34,887	43,784

Total Liabilities	1,137,403	868,735	993,859	2,462,555

NET ASSETS	$117,603,368	$222,908,979	$35,222,814	$51,794,726

Institutional Class:
Net Assets	$117,603,368	$222,908,979	$35,222,814	$51,794,726
Number of shares issued and outstanding (unlimited number of shares authorized, $0.01 par value)	9,766,505	12,649,859	3,143,411	3,477,658
Net asset value, offering price and redemption price per share	$12.04	$17.62	$11.21	$14.89

COMPONENTS OF NET ASSETS
Paid-in capital	$100,985,507	$241,535,288	$31,022,023	$41,683,228
Accumulated distributable earnings (deficit)	16,617,861	(18,626,309)	4,200,791	10,111,498

Net assets	$117,603,368	$222,908,979	$35,222,814	$51,794,726

The accompanying notes are an integral part of these financial statements.

Statements of Assets and Liabilities	111

Litman Gregory Funds Trust

STATEMENTS OF ASSETS AND LIABILITIES at December 31, 2023 – (Continued)

	Alternative Strategies Fund (Consolidated)	High Income Fund	Dolan McEniry Corporate Bond Fund
ASSETS:
Investments in securities at cost	$701,127,398	$91,167,854	$198,498,040
Repurchase agreements at cost	34,778,955	2,082,373	—

Total investments at cost	$735,906,353	$93,250,227	$198,498,040

Investments in securities at value	$629,638,934	$87,300,861	$197,821,499
Repurchase agreements at value	34,778,955	2,082,373	—

Total investments at value	$664,417,889	$89,383,234	$197,821,499

Cash	635,106	827,506	3,279,317
Cash, denominated in foreign currency (cost of $932,658, $0 and $0, respectively)	933,456	—	—
Deposits at brokers for securities sold short	6,946,867	—	—
Deposits at brokers for futures	4,983,907	16,000	—
Deposits at brokers for written options	1,533,715	—	—
Deposits at brokers for swaps	8,200,010	26,930	—
Receivables:
Fund shares sold	2,675,357	1,788,842	1,324,589
Securities sold	1,044,141	17,331	—
Dividends and interest	4,785,251	884,316	2,178,394
Variation margin - Centrally Cleared Swaps	569,108	—	—
Foreign tax reclaims	355,857	442	—
Other Receivables	101,174	—	—
Dividend and interest for swap resets	107,444	1,497	—
Line of credit interest	20,496	—	—
Variation margin - Futures	78,214	1,723	—
Unrealized gain on forward foreign currency exchange contracts	115,512	—	—
Unrealized gain on swaps	—	4,770	—
Prepaid expenses	—	9,927	—

Total Assets	697,503,504	92,962,518	204,603,799

LIABILITIES:
Written options (premium received, $34,595, $58,901 and $0, respectively)	33,886	39,728	—
Securities sold short (proceeds, $4,314,993, $0 and $0, respectively)	4,270,317	—	—
Payables:
Advisory fees	691,192	41,074	76,697
Securities purchased	5,036,208	860,828	—
Fund shares redeemed	1,454,720	125,143	183,122
Foreign taxes withheld	5,006	—	—
Professional fees	148,093	52,081	22,030
Distributions payable	—	—	114,200
Line of credit interest	—	2,165	—
Dividend and interest for swap resets	—	787	—
Variation margin—Centrally Cleared Swaps	—	3,755	—
Short dividend	31,501	—	—
Chief Compliance Officer fees	13,953	13,953	13,953
Unrealized loss on unfunded loan commitment	181,254	2,260	—
Unrealized loss on forward foreign currency exchange contracts	571,059	19,908	—
Unrealized loss on swaps	841,155	4,310	—
Distribution fees payable for investor class (see Note 4)	5,813	—	—
Accrued other expenses	511,906	97,399	91,757

Total Liabilities	13,796,063	1,263,391	501,759

Commitments and Contingencies (See Note 7)
NET ASSETS	$683,707,441	$91,699,127	$204,102,040

The accompanying notes are an integral part of these financial statements.

112	Litman Gregory Funds Trust

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STATEMENTS OF ASSETS AND LIABILITIES at December 31, 2023 – (Continued)

	Alternative Strategies Fund (Consolidated)	High Income Fund	Dolan McEniry Corporate Bond Fund
Institutional Class:
Net Assets	$656,580,197	$91,699,127	$204,102,040
Number of shares issued and outstanding (unlimited number of shares authorized, $0.01 par value)	62,923,968	9,507,031	20,709,935
Net asset value, offering price and redemption price per share	$10.43	$9.65	$9.86

Investor Class:
Net Assets	$27,127,244	$—	$—
Number of shares issued and outstanding (unlimited number of shares authorized, $0.01 par value)	2,589,639	—	—
Net asset value, offering price and redemption price per share	$10.48	$—	$—

COMPONENTS OF NET ASSETS
Paid-in capital	$827,120,847	$98,521,606	$207,967,221
Accumulated distributable earnings (deficit)	(143,413,406)	(6,822,479)	(3,865,181)

Net assets	$683,707,441	$91,699,127	$204,102,040

The accompanying notes are an integral part of these financial statements.

Statements of Assets and Liabilities	113

Litman Gregory Funds Trust

STATEMENTS OF ASSETS AND LIABILITIES at December 31, 2023 – (Continued)

	DBi Managed Futures Strategy ETF (Consolidated)	DBi Hedge Strategy ETF	RBA Responsible Global Allocation ETF	Berkshire Dividend Growth ETF
ASSETS:
Investments in securities at cost	$574,976,888	$30,235,819	$6,820,641	$1,228,323
Repurchase agreements at cost	11,639,683	1,167,895	—	—

Total investments at cost	$586,616,571	$31,403,714	$6,820,641	$1,228,323

Investments in securities at value	$575,085,521	$30,241,566	$6,897,891	$1,272,758
Repurchase agreements at value	11,639,683	1,167,895	—	—

Total investments at value	$586,725,204	$31,409,461	$6,897,891	$1,272,758

Cash	22,937,466	6	—	30,478
Deposits at brokers for futures	82,821,444	1,268,082	—	—
Receivables:
Advisory reimbursement	—	—	10,996	—
Dividends and interest	1,553	156	—	2,013
Variation margin - Futures

Total Assets	692,485,667	32,677,705	6,908,887	1,305,249

LIABILITIES:
Payables:
Advisory fees	516,622	17,616	—	554
Fund shares redeemed	5,797,125	—	—	—
Variation margin - Futures	1,435,310	44,514	—	—
Custodian for overdraft	—	—	66,569	—

Total Liabilities	7,749,057	62,130	66,569	554

NET ASSETS	$684,736,610	$32,615,575	$6,842,318	$1,304,695

Net Assets	$684,736,610	$32,615,575	$6,842,318	$1,304,695
Number of shares issued and outstanding (unlimited number of shares authorized, $0.01 par value)	26,575,000	1,225,000	725,000	125,000
Net asset value, offering price and redemption price per share	$25.77	$26.62	$9.44	$10.44

COMPONENTS OF NET ASSETS
Paid-in capital	$802,413,073	$32,862,051	$7,147,945	$1,260,341
Accumulated distributable earnings (deficit)	(117,676,463)	(246,476)	(305,627)	44,354

Net assets	$684,736,610	$32,615,575	$6,842,318	$1,304,695

The accompanying notes are an integral part of these financial statements.

114	Litman Gregory Funds Trust

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STATEMENTS OF OPERATIONS For the Year Ended December 31, 2023

	Global Select Fund	International Fund	Oldfield International Value Fund	SBH Focused Small Value Fund
INVESTMENT INCOME:
Income
Dividends (net of foreign taxes withheld of $94,259, $653,639, $129,420 and $3,063, respectively)	$1,629,089	$4,739,049	$1,083,035	$859,444
Interest	81,005	170,619	—	—

Total income	1,710,094	4,909,668	1,083,035	859,444

Expenses
Advisory fees	1,323,239	2,441,577	248,365	494,986
Transfer agent fees	131,776	125,736	43,960	66,482
Fund accounting fees	43,140	46,193	19,723	—
Administration fees	—	—	—	4,902
Professional fees	52,546	79,220	34,792	27,219
Trustee fees	70,271	82,973	59,400	61,177
Custody fees	2,507	15,875	32,848	12,762
Reports to shareholders	44,723	10,476	—	2,994
Registration expense	27,141	30,691	22,383	23,062
Miscellaneous	5,259	9,092	—	1,313
Dividend & interest expense	46,683	10,372	2,167	727
Chief Compliance Officer fees	13,953	13,953	13,953	13,953

Total expenses	1,761,238	2,866,158	477,591	709,577
Less: fees waived (see Note 3)	(541,389)	(499,400)	(142,421)	(140,343)

Net expenses	1,219,849	2,366,758	335,170	569,234

Net investment income	490,245	2,542,910	747,865	290,210

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments	5,309,321	5,888,230	1,943,559	5,774,333
Foreign currency transactions	(8,272)	(182,119)	(31,732)	—

Net realized gain (loss)	5,301,049	5,706,111	1,911,827	5,774,333

Net change in unrealized appreciation/depreciation on:
Investments	13,316,790	26,498,298	2,940,133	5,191,283
Foreign currency transactions	13,023	178,090	3,162	—

Net change in unrealized appreciation/depreciation	13,329,813	26,676,388	2,943,295	5,191,283

Net realized and unrealized gain (loss) on investments and foreign currency transactions	18,630,862	32,382,499	4,855,122	10,965,616

Net increase in net assets resulting from operations	$19,121,107	$34,925,409	$5,602,987	$11,255,826

The accompanying notes are an integral part of these financial statements.

Statements of Operations	115

Litman Gregory Funds Trust

STATEMENTS OF OPERATIONS For the Year Ended December 31, 2023 – (Continued)

	Alternative Strategies Fund (Consolidated)	High Income Fund	Dolan McEniry Corporate Bond Fund
INVESTMENT INCOME:
Income
Dividends (net of foreign taxes withheld of $110,139, $0 and $0, respectively)	$3,168,450	$189,549	$—
Interest (net of interest taxes withheld of $4,960, $1,769 and $0, respectively)	43,452,492	5,771,611	6,645,354

Total income	46,620,942	5,961,160	6,645,354

Expenses
Advisory fees	12,328,426	811,062	726,943
Transfer agent fees	708,929	67,239	194,369
Fund accounting fees	252,979	85,883	19,795
Administration fees	—	—	16,036
Professional fees	352,595	93,080	45,156
Trustee fees	170,284	65,904	72,362
Custody fees	62,136	81,146	21,527
Reports to shareholders	66,009	21,694	40,862
Registration expense	94,434	26,282	42,118
Miscellaneous	128,658	1,085	9,944
Dividend & interest expense	118,396	25,495	4,831
Chief Compliance Officer fees	13,953	13,953	13,953
Distribution fees for investor class (see Note 4)	85,040	—	—

Total expenses	14,381,839	1,292,823	1,207,896
Less: fees waived (see Note 3)	(2,252,960)	(434,686)	(190,175)

Net expenses	12,128,879	858,137	1,017,721

Net investment income	34,492,063	5,103,023	5,627,633

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments, excluding purchased options	(12,495,395)	(1,910,247)	(1,726,126)
Purchased options	(409,354)	(39,331)	—
Short sales	(984,041)	—	—
Written options	(152,807)	1,056,695	—
Forward foreign currency exchange contracts	(133,979)	14,159	—
Foreign currency transactions	(1,342)	(2,341)	—
Futures	(9,506,682)	(136,533)	—
Swap contracts	1,148,626	(284,949)	—

Net realized (loss)	(22,534,974)	(1,302,547)	(1,726,126)

Net change in unrealized appreciation/depreciation on:
Investments, excluding purchased options	41,547,910	6,217,252	7,897,632
Purchased options	17,951	(10,244)	—
Unfunded loan commitment	(135,374)	3,441	—
Short sales	1,609	—	—
Written options	(273)	(72,822)	—
Forward foreign currency exchange contracts	(247,817)	(21,388)	—
Foreign currency transactions	25,136	392	—
Futures	(2,591,738)	127,656	—
Swap contracts	(4,787,965)	171,346	—

Net change in unrealized appreciation/depreciation	33,829,439	6,415,633	7,897,632

Net realized and unrealized gain (loss) on investments, purchased options, unfunded loan commitment, short sales, written options, forward foreign currency exchange contracts, foreign currency transactions, futures and swap contracts	11,294,465	5,113,086	6,171,506

Net increase in net assets resulting from operations	$45,786,528	$10,216,109	$11,799,139

The accompanying notes are an integral part of these financial statements.

116	Litman Gregory Funds Trust

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STATEMENTS OF OPERATIONS For the Year Ended December 31, 2023 – (Continued)

	DBi Managed Futures Strategy ETF (Consolidated)	DBi Hedge Strategy ETF	RBA Responsible Global Allocation ETF	Berkshire Dividend Growth ETF**
INVESTMENT INCOME:
Income
Dividends	$—	$—	$222,842	$13,960
Interest	30,290,629	1,232,258	—	—

Total income	30,290,629	1,232,258	222,842	13,960

Expenses
Advisory fees	6,807,956	240,103	45,551	2,812

Total expenses	6,807,956	240,103	45,551	2,812

Net expenses	6,807,956	240,103	45,551	2,812

Net investment income	23,482,673	992,155	177,291	11,148

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments	128,388	(1,601)	(180,228)	(81)
Futures	(96,419,946)	99,571	—	—
In-kind redemptions	—	—	53,305	—

Net realized gain (loss)	(96,291,558)	97,970	(126,923)	(81)

Net change in unrealized appreciation/depreciation on:
Investments	108,633	5,747	622,035	44,435
Futures	(17,190,676)	745,332	—	—

Net change in unrealized appreciation/depreciation	(17,082,043)	751,079	622,035	44,435

Net realized and unrealized gain (loss) on investments and futures	(113,373,601)	849,049	495,112	44,354

Net increase (decrease) in net assets resulting from operations	$(89,890,928)	$1,841,204	$672,403	$55,502

**	Commenced operations on June 29, 2023.

The accompanying notes are an integral part of these financial statements.

Statements of Operations	117

Litman Gregory Funds Trust

STATEMENTS OF CHANGES IN NET ASSETS

	Global Select Fund		International Fund
	Year Ended December 31, 2023	Year Ended December 31, 2022	Year Ended December 31, 2023	Year Ended December 31, 2022
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income (loss)	$490,245	$(105,656)	$2,542,910	$1,757,480
Net realized gain (loss) on investments, forward foreign currency exchange contracts, and foreign currency transactions	5,301,049	33,774,641	5,706,111	(32,446,739)
Net change in unrealized appreciation/depreciation on investments, forward foreign currency exchange contracts, and foreign currency transactions	13,329,813	(100,236,089)	26,676,388	(45,012,145)

Net increase (decrease) in net assets resulting from operations	19,121,107	(66,567,104)	34,925,409	(75,701,404)

DISTRIBUTIONS TO SHAREHOLDERS
Institutional Class	(4,679,680)	(30,421,651)	(2,248,768)	(1,809,650)

Total distributions	(4,679,680)	(30,421,651)	(2,248,768)	(1,809,650)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold
Institutional Class	1,268,965	730,751	9,880,315	20,977,847
Reinvested distributions
Institutional Class	4,414,287	29,224,050	1,228,610	1,035,618
Payment for shares redeemed
Institutional Class	(22,244,006)	(73,982,459)	(26,446,664)	(78,648,821)

Net decrease in net assets from capital share transactions	(16,560,754)	(44,027,658)	(15,337,739)	(56,635,356)

Total increase (decrease) in net assets	(2,119,327)	(141,016,413)	17,338,902	(134,146,410)
NET ASSETS:
Beginning of year	119,722,695	260,739,108	205,570,077	339,716,487

End of year	$117,603,368	$119,722,695	$222,908,979	$205,570,077

CAPITAL TRANSACTIONS IN SHARES
Institutional Class:
Sold	109,173	49,592	584,502	1,273,140
Reinvested distributions	369,396	2,726,124	69,887	67,732
Redeemed	(1,911,395)	(5,442,891)	(1,563,037)	(5,208,092)

Net decrease from capital share transactions	(1,432,826)	(2,667,175)	(908,648)	(3,867,220)

The accompanying notes are an integral part of these financial statements.

118	Litman Gregory Funds Trust

Litman Gregory Funds Trust

STATEMENTS OF CHANGES IN NET ASSETS – (Continued)

	Oldfield International Value Fund		SBH Focused Small Value Fund
	Year Ended December 31, 2023	Year Ended December 31, 2022	Year Ended December 31, 2023	Year Ended December 31, 2022
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income	$747,865	$418,505	$290,210	$57,623
Net realized gain (loss) on investments and foreign currency transactions	1,911,827	(1,319,776)	5,774,333	(1,203,861)
Net change in unrealized appreciation/depreciation on investments and foreign currency transactions	2,943,295	(539,078)	5,191,283	(7,333,175)

Net increase (decrease) in net assets resulting from operations	5,602,987	(1,440,349)	11,255,826	(8,479,413)

DISTRIBUTIONS TO SHAREHOLDERS
Distributable earnings	(918,384)	(430,948)	(3,942,803)	—
Return of capital	—	(83,911)	—	—

Total distributions	(918,384)	(514,859)	(3,942,803)	—

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold
Institutional Class	5,265,498	16,007,366	2,727,797	9,799,979
Reinvested distributions
Institutional Class	918,384	514,859	3,910,261	—
Payment for shares redeemed
Institutional Class	(8,688,209)	(7,432,977)	(10,828,326)	(18,289,002)

Net increase (decrease) in net assets from capital share transactions	(2,504,327)	9,089,248	(4,190,268)	(8,489,023)

Total increase (decrease) in net assets	2,180,276	7,134,040	3,122,755	(16,968,436)
NET ASSETS:
Beginning of year	33,042,538	25,908,498	48,671,971	65,640,407

End of year	$35,222,814	$33,042,538	$51,794,726	$48,671,971

CAPITAL TRANSACTIONS IN SHARES
Institutional Class:
Sold	488,178	1,853,443	198,736	733,141
Reinvested distributions	83,262	52,698	262,963	—
Redeemed	(809,016)	(746,819)	(766,431)	(1,367,816)

Net increase (decrease) from capital share transactions	(237,576)	1,159,322	(304,732)	(634,675)

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets	119

Litman Gregory Funds Trust

STATEMENTS OF CHANGES IN NET ASSETS – (Continued)

	Alternative Strategies Fund (Consolidated)		High Income Fund
	Year Ended December 31, 2023	Year Ended December 31, 2022	Year Ended December 31, 2023	Year Ended December 31, 2022
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income	$34,492,063	$39,756,576	$5,103,023	$4,580,981
Net realized loss on investments, short sales, purchased options, written options, forward foreign currency exchange contracts, foreign currency transactions, futures and swap contracts	(22,534,974)	(32,080,641)	(1,302,547)	(1,604,705)
Net change in unrealized appreciation/depreciation on investments, short sales, unfunded loan commitment, purchased options, written options, forward foreign currency exchange contracts, foreign currency transactions, futures and swap contracts	33,829,439	(155,570,171)	6,415,633	(11,233,943)

Net increase (decrease) in net assets resulting from operations	45,786,528	(147,894,236)	10,216,109	(8,257,667)

DISTRIBUTIONS TO SHAREHOLDERS
Institutional Class	(31,762,590)	(45,968,107)	(5,462,695)	(5,028,188)
Investor Class	(1,125,077)	(1,980,781)	—	—

Total distributions	(32,887,667)	(47,948,888)	(5,462,695)	(5,028,188)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold
Institutional Class	157,688,119	327,898,875	19,979,837	41,554,612
Investor Class	2,989,369	12,765,362	—	—
Reinvested distributions
Institutional Class	30,543,364	44,116,559	5,462,092	5,027,687
Investor Class	1,108,057	1,962,992	—	—
Payment for shares redeemed
Institutional Class	(517,128,693)	(724,216,028)	(38,257,173)	(40,194,547)
Investor Class	(23,012,450)	(36,133,310)	—	—

Net increase (decrease) in net assets from capital share transactions	(347,812,234)	(373,605,550)	(12,815,244)	6,387,752

Total decrease in net assets	(334,913,373)	(569,448,674)	(8,061,830)	(6,898,103)
NET ASSETS:
Beginning of year	1,018,620,814	1,588,069,488	99,760,957	106,659,060

End of year	$683,707,441	$1,018,620,814	$91,699,127	$99,760,957

CAPITAL TRANSACTIONS IN SHARES
Institutional Class:
Sold	15,324,429	29,691,572	2,115,702	4,232,959
Reinvested distributions	2,981,466	4,179,790	579,185	532,822
Redeemed	(50,346,221)	(67,531,532)	(4,070,329)	(4,270,585)

Net increase (decrease) from capital share transactions	(32,040,326)	(33,660,170)	(1,375,442)	495,196

Investor Class:
Sold	288,797	1,161,776	—	—
Reinvested distributions	107,779	185,496	—	—
Redeemed	(2,224,937)	(3,344,822)	—	—

Net increase (decrease) from capital share transactions	(1,828,361)	(1,997,550)	—	—

The accompanying notes are an integral part of these financial statements.

120	Litman Gregory Funds Trust

Litman Gregory Funds Trust

STATEMENTS OF CHANGES IN NET ASSETS – (Continued)

	Dolan McEniry Corporate Bond Fund
	Year Ended December 31, 2023	Year Ended December 31, 2022
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income	$5,627,633	$1,696,693
Net realized loss on investments	(1,726,126)	(1,083,207)
Net change in unrealized appreciation/depreciation on investments	7,897,632	(8,311,480)

Net increase (decrease) in net assets resulting from operations	11,799,139	(7,697,994)

DISTRIBUTIONS TO SHAREHOLDERS
Institutional Class	(5,685,475)	(1,920,973)
Investor Class	—	(21,557)

Total distributions	(5,685,475)	(1,942,530)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold
Institutional Class	153,493,375	53,791,946
Institutional Class - converted from Investor Class[1]	—	1,066,833
Investor Class	—	38,978 [1]
Reinvested distributions
Institutional Class	4,779,322	1,323,481
Investor Class	—	19,652 [1]
Payment for shares redeemed
Institutional Class	(55,462,222)	(42,446,089)
Investor Class	—	(3,958,310)[1]
Investor Class - converted to Institutional Class[1]	—	(1,066,833)

Net increase in net assets from capital share transactions	102,810,475	8,769,658

Total increase (decrease) in net assets	108,924,139	(870,866)
NET ASSETS:
Beginning of year	95,177,901	96,048,767

End of year	$204,102,040	$95,177,901

CAPITAL TRANSACTIONS IN SHARES
Institutional Class:
Sold	16,032,684	5,513,810
Sold - shares converted from Investor Class[1]	—	114,110
Reinvested distributions	499,229	135,848
Redeemed	(5,797,027)	(4,337,828)

Net increase from capital share transactions	10,734,886	1,425,940

Investor Class[1]:
Sold	—	3,812
Reinvested distributions	—	1,967
Redeemed	—	(383,748)
Redeemed - shares converted to Institutional Class[1]	—	(114,175)

Net increase (decrease) from capital share transactions	—	(492,144)

[1]	Investor Class shares were converted into Institutional Class shares at the close of business on September 30, 2022.

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets	121

Litman Gregory Funds Trust

STATEMENTS OF CHANGES IN NET ASSETS – (Continued)

	DBi Managed Futures Strategy ETF (Consolidated)		DBi Hedge Strategy ETF
	Year Ended December 31, 2023	Year Ended December 31, 2022	Year Ended December 31, 2023	Year Ended December 31, 2022
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income (loss)	$23,482,673	$(3,330,244)	$992,155	$(132,022)
Net realized gain (loss) on investments and futures	(96,291,558)	(27,605,144)	97,970	(717,912)
Net change in unrealized appreciation/depreciation on investments and futures	(17,082,043)	5,215,068	751,079	(350,016)

Net increase (decrease) in net assets resulting from operations	(89,890,928)	(25,720,320)	1,841,204	(1,199,950)

DISTRIBUTIONS TO SHAREHOLDERS
Distributable earnings	(18,430,660)	(71,549,725)	(992,005)	(226,550)
Return of capital	(1,658,620)	(367,075)	—	—

Total distributions	(20,089,280)	(71,916,800)	(992,005)	(226,550)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	422,570,690	1,148,550,633	25,657,943	10,784,800
Payment for shares redeemed	(579,172,922)	(159,973,878)	(8,509,865)	(12,000,710)

Net increase (decrease) in net assets from capital share transactions	(156,602,232)	988,576,755	17,148,078	(1,215,910)

Total increase (decrease) in net assets	(266,582,440)	890,939,635	17,997,277	(2,642,410)
NET ASSETS:
Beginning of year	951,319,050	60,379,415	14,618,298	17,260,708

End of year	$684,736,610	$951,319,050	$32,615,575	$14,618,298

CAPITAL TRANSACTIONS IN SHARES
Sold	15,075,000	35,400,000	975,000	400,000
Redeemed	(21,250,000)	(5,025,000)	(325,000)	(450,000)

Net increase (decrease) from capital share transactions	(6,175,000)	30,375,000	650,000	(50,000)

The accompanying notes are an integral part of these financial statements.

122	Litman Gregory Funds Trust

Litman Gregory Funds Trust

STATEMENTS OF CHANGES IN NET ASSETS – (Continued)

	RBA Responsible Global Allocation ETF		Berkshire Dividend Growth ETF
	Year Ended December 31, 2023	Period Ended December 31, 2022*	Period Ended December 31, 2023**
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income	$177,291	$125,682	$11,148
Net realized loss on investments	(126,923)	(202,649)	(81)
Net change in unrealized appreciation/depreciation on investments	622,035	(544,785)	44,435

Net increase (decrease) in net assets resulting from operations	672,403	(621,752)	55,502

DISTRIBUTIONS TO SHAREHOLDERS
Distributable earnings	(184,305)	(119,006)	(11,250)

Total distributions	(184,305)	(119,006)	(11,250)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	—	9,190,133	1,260,443
Payment for shares redeemed	(2,095,155)	—	—

Net increase (decrease) in net assets from capital share transactions	(2,095,155)	9,190,133	1,260,443

Total increase (decrease) in net assets	(1,607,057)	8,449,375	1,304,695
NET ASSETS:
Beginning of year	8,449,375	—	—

End of year	$6,842,318	$8,449,375	$1,304,695

CAPITAL TRANSACTIONS IN SHARES
Sold	—	950,000	125,000
Redeemed	(225,000)	—	—

Net increase (decrease) from capital share transactions	(225,000)	950,000	125,000

*	Commenced operations on January 31, 2022.
**	Commenced operations on June 29, 2023.

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets	123

iMGP Global Select Fund – Institutional Class

FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout each year

	Year Ended December 31,
	2023	2022	2021	2020	2019
Net asset value, beginning of year	$10.69	$18.80	$18.62	$17.54	$15.02

Income from investment operations:
Net investment income (loss)[1]	0.05	(0.01)	(0.03)	(0.05)	0.08 [2]

Net realized gain (loss) and net change in unrealized appreciation/depreciation on investments and foreign currency	1.79	(4.78)	3.27	3.45	4.03

Total income (loss) from investment operations	1.84	(4.79)	3.24	3.40	4.11

Less distributions:
From net investment income	(0.05)	—	—	—	(0.08)

From net realized gains	(0.44)	(3.32)	(3.06)	(2.32)	(1.51)

Total distributions	(0.49)	(3.32)	(3.06)	(2.32)	(1.59)

Net asset value, end of year	$12.04	$10.69	$18.80	$18.62	$17.54

Total return	17.26%	(25.52)%	17.75%	19.52%	27.55%

Ratios/supplemental data:
Net assets, end of year (millions)	$117.6	$119.7	$260.7	$254.9	$286.3

Ratios of total expenses to average net assets:
Before fees waived	1.46%[5]	1.50%[3]	1.29%[4]	1.35%[4]	1.35%[3]

After fees waived	1.01%[5,6]	1.18%[3,6]	1.16%[4,6]	1.23%[4,6]	1.24%[3,6]

Ratio of net investment income (loss) to average net assets	0.41%[5]	(0.06)%[3]	(0.13)%[4]	(0.29)%[4]	0.44%[2,3]

Portfolio turnover rate	55.74%	108.86%	27.74%	56.91%	25.02%[7]

[1]	Calculated based on the average shares outstanding methodology.
[2]	Include non-cash distributions amounting to $0.06 per share and 0.33% of average daily net assets.
[3]	Includes Interest & Dividend expense of 0.03% of average net assets.
[4]	Includes Interest & Dividend expense of 0.01% of average net assets.
[5]	Includes Interest & Dividend expense of 0.04% of average net assets.
[6]	Includes the impact of the voluntary waiver of less than 0.01% of average net assets.
[7]	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

The accompanying notes are an integral part of these financial statements.

124	Litman Gregory Funds Trust

iMGP International Fund – Institutional Class

FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout each year

	Year Ended December 31,
	2023	2022	2021	2020	2019
Net asset value, beginning of year	$15.16	$19.50	$18.12	$17.65	$13.94

Income from investment operations:
Net investment income[1]	0.19	0.11	0.71 [3]	0.07	0.27 [2]

Net realized gain (loss) and net change in unrealized appreciation/depreciation on investments and foreign currency	2.45	(4.32)	1.39	0.80	3.97

Total income (loss) from investment operations	2.64	(4.21)	2.10	0.87	4.24

Less distributions:
From net investment income	(0.18)	(0.13)	(0.72)	(0.40)	(0.53)

From net realized gains	—	—	—	—	—

Total distributions	(0.18)	(0.13)	(0.72)	(0.40)	(0.53)

Net asset value, end of year	$17.62	$15.16	$19.50	$18.12	$17.65

Total return	17.40%	(21.58)%	11.75%	5.02%	30.45%

Ratios/supplemental data:
Net assets, end of year (millions)	$222.9	$205.6	$339.7	$326.7	$401.5

Ratios of total expenses to average net assets:
Before fees waived	1.29%[5]	1.47%[4]	1.28%[5]	1.39%[4]	1.36%[4]

After fees waived	1.07%[5,6]	1.24%[4,6]	1.05%[5,6]	1.15%[4,6]	1.12%[4,6]

Ratio of net investment income to average net assets	1.15%[5]	0.68%[4]	3.63%[3,5]	0.49%[4]	1.65%[2,4]

Portfolio turnover rate	40.55%	42.74%	99.91%	59.61%	45.48%[7]

[1]	Calculated based on the average shares outstanding methodology.
[2]	Include non-cash distributions amounting to $0.10 per share and 0.60% of average daily net assets.
[3]	Include non-cash distributions amounting to $0.68 per share and 3.46% of average daily net assets.
[4]	Includes Interest & Dividend expense of 0.01% of average net assets.
[5]	Includes Interest & Dividend expense of 0.00% of average net assets.
[6]	Includes the impact of the voluntary waiver of less than 0.01% of average net assets.
[7]	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Financial Highlights	125

iMGP Oldfield International Value Fund – Institutional Class

FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout each period

	Year Ended December 31,			Period Ended December 31, 2020**
	2023	2022	2021
Net asset value, beginning of period	$9.77	$11.66	$10.60	$10.00

Income from investment operations:
Net investment income (loss)[1]	0.23	0.17	0.26 [2]	(0.01)

Net realized gain (loss) and net change in unrealized appreciation/depreciation on investments and foreign currency	1.50	(1.90)	1.13	0.61

Total income (loss) from investment operations	1.73	(1.73)	1.39	0.60

Less distributions:
From net investment income	(0.25)	(0.11)	(0.22)	—

From net realized gains	(0.04)	(0.02)	(0.11)	—

Return of capital	—	(0.03)	—	—

Total distributions	(0.29)	(0.16)	(0.33)	—

Net asset value, end of period	$11.21	$9.77	$11.66	$10.60

Total return	17.74%	(14.89)%	13.21%	6.00	%+

Ratios/supplemental data:
Net assets, end of year (millions)	$35.2	$33.0	$25.9	$11.2

Ratios of total expenses to average net assets:
Before fees waived	1.35%[4]	2.11%[3]	1.52%[3]	5.38	%*

After fees waived	0.94%[4]	0.94%[3]	0.94%[3,5]	0.94	%*

Ratio of net investment income (loss) to average net assets	2.11%[4]	1.64%[3]	2.15%[2,3]	(0.94	)%*

Portfolio turnover rate	27.70%	34.50%	16.31%	2.51	%+

+	Not annualized.
*	Annualized.
**	Commenced operations on November 30, 2020.
[1]	Calculated based on the average shares outstanding methodology.
[2]	Include non-cash distributions amounting to $0.02 per share and 0.20% of average daily net assets.
[3]	Includes Interest & Dividend expense of 0.00% of average net assets.
[4]	Includes Interest & Dividend expense of 0.01% of average net assets.
[5]	Includes the impact of the voluntary waiver of less than 0.01% of average net assets.

The accompanying notes are an integral part of these financial statements.

126	Litman Gregory Funds Trust

iMGP SBH Focused Small Value Fund – Institutional Class

FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout each period

	Year Ended December 31,			Period Ended December 31, 2020**
	2023	2022	2021
Net asset value, beginning of period	$12.87	$14.86	$12.71	$10.00

Income from investment operations:
Net investment income (loss)[1]	0.08	0.01	(0.01)	0.01

Net realized gain (loss) and net change in unrealized appreciation/depreciation on investments	3.10	(2.00)	2.50	2.70

Total income (loss) from investment operations	3.18	(1.99)	2.49	2.71

Less distributions:
From net investment income	(0.11)	—	—	—

From net realized gains	(1.05)	—	(0.34)	—

Total distributions	(1.16)	—	(0.34)	—

Net asset value, end of period	$14.89	$12.87	$14.86	$12.71

Total return	24.74%	(13.39)%	19.66%	27.10	%+

Ratios/supplemental data:
Net assets, end of year (millions)	$51.8	$48.7	$65.6	$36.8

Ratios of total expenses to average net assets:
Before fees waived	1.43%[2]	1.68%[2]	1.48%[2]	2.11	%*

After fees waived	1.15%[2]	1.15%[2]	1.15%[2,3]	1.15	%*

Ratio of net investment income (loss) to average net assets	0.59%[2]	0.11%[2]	(0.04)%[2]	0.23	%*

Portfolio turnover rate	56.46%	35.50%	45.15%	27.18	%+

+	Not annualized.
*	Annualized.
**	Commenced operations on July 31, 2020.
[1]	Calculated based on the average shares outstanding methodology.
[2]	Includes Interest & Dividend expense of 0.00% of average net assets.
[3]	Includes the impact of the voluntary waiver of less than 0.01% of average net assets.

The accompanying notes are an integral part of these financial statements.

Financial Highlights	127

iMGP Alternative Strategies Fund – Institutional Class

FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout each year

	Year Ended December 31,
	(Consolidated) 2023		(Consolidated) 2022	2021	2020	2019
Net asset value, beginning of year	$10.25		$11.76	$12.03	$11.70	$11.08

Income from investment operations:
Net investment income[1]	0.40		0.32	0.29 [3]	0.30	0.31 [2]

Net realized gain (loss) and net change in unrealized appreciation/depreciation on investments, foreign currency, short sales, options, futures and swap contracts	0.18		(1.42)	0.16	0.41	0.64

Total income (loss) from investment operations	0.58		(1.10)	0.45	0.71	0.95

Less distributions:
From net investment income	(0.40)		(0.41)	(0.38)	(0.38)	(0.33)

From net realized gains	—		—	(0.34)	—	—

Total distributions	(0.40)		(0.41)	(0.72)	(0.38)	(0.33)

Net asset value, end of year	$10.43		$10.25	$11.76	$12.03	$11.70

Total return	5.91%[4]		(9.49)%[4]	3.82%	6.30%	8.52%

Ratios/supplemental data:
Net assets, end of year (millions)	$656.6		$973.2	$1,512.5	$1,417.1	$1,724.2

Ratios of total expenses to average net assets:
Before fees waived	1.62	% [8]	1.67%[7]	1.72%[6]	1.75%[6]	1.63%[5]

After fees waived	1.37%[8,9]		1.39%[7,9]	1.44%[6,9]	1.47%[6,9]	1.51%[5,9]

Ratio of net investment income to average net assets	3.93%[8]		2.89%[7]	2.36%[3,6]	2.60%[6]	2.70%[2,5]

Portfolio turnover rate[10]	100.76%		89.62%	137.56%	193.98%	190.21%

[1]	Calculated based on the average shares outstanding methodology.
[2]	Include non-cash distributions amounting to $0.02 per share and 0.20% of average daily net assets.
[3]	Include non-cash distributions amounting to $0.00 per share and 0.00% of average daily net assets.
[4]	The total return does not include the impact of financial statement rounding of the net asset value (NAV) per share and/or financial statement adjustments.
[5]	Includes Interest & Dividend expense of 0.05% of average net assets.
[6]	Includes Interest & Dividend expense of 0.14% of average net assets.
[7]	Includes Interest & Dividend expense of 0.03% of average net assets.
[8]	Includes Interest & Dividend expense of 0.01% of average net assets.
[9]	Includes the impact of the voluntary waiver of less than 0.01% of average net assets.
[10]	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

The accompanying notes are an integral part of these financial statements.

128	Litman Gregory Funds Trust

iMGP Alternative Strategies Fund – Investor Class

FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout each year

	Year Ended December 31,
	(Consolidated) 2023	(Consolidated) 2022	2021	2020	2019
Net asset value, beginning of year	$10.28	$11.79	$12.06	$11.71	$11.10

Income from investment operations:
Net investment income[1]	0.38	0.29	0.26 [3]	0.27	0.28 [2]

Net realized gain (loss) and net change in unrealized appreciation/depreciation on investments, foreign currency, short sales, options, futures and swap contracts	0.18	(1.42)	0.16	0.42	0.63

Total income (loss) from investment operations	0.56	(1.13)	0.42	0.69	0.91

Less distributions:
From net investment income	(0.36)	(0.38)	(0.35)	(0.34)	(0.30)

From net realized gains	—	—	(0.34)	—	—

Total distributions	(0.36)	(0.38)	(0.69)	(0.34)	(0.30)

Net asset value, end of year	$10.48	$10.28	$11.79	$12.06	$11.71

Total return	5.61%	(9.65)%	3.54%	6.06%	8.22%

Ratios/supplemental data:
Net assets, end of year (millions)	$27.1	$45.4	$75.6	$74.2	$144.1

Ratios of total expenses to average net assets:
Before fees waived	1.87%[7]	1.92%[6]	1.97%[5]	1.99%[5]	1.88%[4]

After fees waived	1.62%[7,8]	1.64%[6,8]	1.69%[5,8]	1.71%[5,8]	1.76%[4,8]

Ratio of net investment income to average net assets	3.65%[7]	2.64%[6]	2.11%[3,5]	2.36%[5]	2.44%[2,4]

Portfolio turnover rate[9]	100.76%	89.62%	137.56%	193.98%	190.21%

[1]	Calculated based on the average shares outstanding methodology.
[2]	Include non-cash distributions amounting to $0.02 per share and 0.20% of average daily net assets.
[3]	Include non-cash distributions amounting to $0.00 per share and 0.00% of average daily net assets.
[4]	Includes Interest & Dividend expense of 0.05% of average net assets.
[5]	Includes Interest & Dividend expense of 0.14% of average net assets.
[6]	Includes Interest & Dividend expense of 0.03% of average net assets.
[7]	Includes Interest & Dividend expense of 0.01% of average net assets.
[8]	Includes the impact of the voluntary waiver of less than 0.01% of average net assets.
[9]	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Financial Highlights	129

iMGP High Income Fund – Institutional Class

FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout each year

	Year Ended December 31,
	2023	2022	2021	2020	2019
Net asset value, beginning of year	$9.16	$10.27	$10.21	$10.06	$9.63

Income from investment operations:
Net investment income[1]	0.56	0.38	0.32 [2]	0.37	0.36

Net realized gain (loss) and net change in unrealized appreciation/depreciation on investments, foreign currency, options, futures and swap contracts	0.54	(1.08)	0.33	0.16	0.44

Total income (loss) from investment operations	1.10	(0.70)	0.65	0.53	0.80

Less distributions:
From net investment income	(0.61)	(0.38)	(0.34)	(0.37)	(0.33)

From net realized gains	—	(0.03)	(0.25)	(0.01)	(0.04)

Total distributions	(0.61)	(0.41)	(0.59)	(0.38)	(0.37)

Net asset value, end of year	$9.65	$9.16	$10.27	$10.21	$10.06

Total return	12.32%	(6.85)%	6.42%	5.62%	8.37%

Ratios/supplemental data:
Net assets, end of year (millions)	$91.7	$99.8	$106.7	$87.9	$93.8

Ratios of total expenses to average net assets:
Before fees waived	1.51%[6]	1.41%[5]	1.44%[5]	1.72%[4]	1.39%[3]

After fees waived	1.01%[6,7]	0.99%[5,7]	0.98%[5,7]	1.00%[4,7]	0.98%[3,7]

Ratio of net investment income to average net assets	5.98%[6]	3.93%[5]	3.11%[2,5]	3.83%[4]	3.56%[3]

Portfolio turnover rate	38.78%	49.41%	72.02%	87.63%	90.51%[8]

[1]	Calculated based on the average shares outstanding methodology.
[2]	Include non-cash distributions amounting to $0.00 per share and 0.01% of average daily net assets.
[3]	Includes Interest & Dividend expense of 0.00% of average net assets.
[4]	Includes Interest & Dividend expense of 0.02% of average net assets.
[5]	Includes Interest & Dividend expense of 0.01% of average net assets.
[6]	Includes Interest & Dividend expense of 0.03% of average net assets.
[7]	Includes the impact of the voluntary waiver of less than 0.01% of average net assets.
[8]	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

The accompanying notes are an integral part of these financial statements.

130	Litman Gregory Funds Trust

iMGP Dolan McEniry Corporate Bond Fund – Institutional Class

FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout each year

	Year Ended December 31,
	2023	2022	2021	2020	2019
Net asset value, beginning of year	$9.54	$10.62	$10.92	$10.61	$9.83

Income from investment operations:
Net investment income[1]	0.37	0.20	0.14	0.22	0.30

Net realized gain (loss) and net change in unrealized appreciation/depreciation on investments	0.32	(1.05)	(0.23)	0.36	0.79

Total income (loss) from investment operations	0.69	(0.85)	(0.09)	0.58	1.09

Less distributions:
From net investment income	(0.37)	(0.22)	(0.15)	(0.24)	(0.30)

From net realized gains	—	(0.01)	(0.06)	(0.03)	(0.01)

Total distributions	(0.37)	(0.23)	(0.21)	(0.27)	(0.31)

Net asset value, end of year	$9.86	$9.54	$10.62	$10.92	$10.61

Total return	7.38%	(8.08)%	(0.86)%	5.50%	11.25%

Ratios/supplemental data:
Net assets, end of year (thousands)	$204,102	$95,178	$90,827	$57,666	$13,066

Ratios of total expenses to average net assets:
Before fees waived	0.83%[3]	1.02%	0.96%[2]	1.34%	4.36%

After fees waived	0.70%[3]	0.70%	0.70%[2]	0.70%	0.70%

Ratio of net investment income to average net assets	3.87%[3]	2.01%	1.28%[2]	2.07%	2.83%

Portfolio turnover rate	21.22%	26.08%[4]	32.65%[4]	40.00%[4]	16.00%[4]

[1]	Calculated based on the average shares outstanding methodology.
[2]	Includes Interest & Dividend expense of 0.02% of average net assets.
[3]	Includes Interest & Dividend expense of 0.00% of average net assets.
[4]	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Financial Highlights	131

iMGP DBi Managed Futures Strategy ETF

CONSOLIDATED FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout each period

	Year Ended December 31,				Period Ended December 31, 2019**
	2023	2022	2021	2020
Net asset value, beginning of period	$29.05	$25.42	$25.58	$25.34	$25.00

Income from investment operations:
Net investment income (loss)[1]	0.81	(0.23)	(0.26)	(0.14)	0.15

Net realized gain (loss) and net change in unrealized appreciation/depreciation on investments and futures contracts	(3.34)	6.11 [2]	2.78	0.60	2.55

Total income (loss) from investment operations	(2.53)	5.88	2.52	0.46	2.70

Less distributions:
From net investment income	(0.69)	(1.06)	(0.35)	(0.02)	(0.11)

From net realized gains	—	(1.18)	(1.18)	(0.20)	(2.25)

Return of capital	(0.06)	(0.01)	(1.15)	—	—

Total distributions	(0.75)	(2.25)	(2.68)	(0.22)	(2.36)

Net asset value, end of period	$25.77	$29.05	$25.42	$25.58	$25.34

Market price, end of period	$25.76	$29.11	$25.80	$25.56	$25.33

Net asset value total return	(8.72)%	23.07%	9.80%	1.84%	10.76	%+

Market price total return	(8.94)%	21.53%	11.38%	1.79%	—%

Ratios/supplemental data:
Net assets, end of year (thousands)	$684,737	$951,319	$60,379	$36,454	$18,369

Ratios of total expenses to average net assets:
Before fees waived	0.85%	0.85%	0.95%[3]	0.85%	0.85	%*

After fees waived	0.85%	0.85%	0.95%[3]	0.85%	0.85	%*

Ratio of net investment income (loss) to average net assets	2.93%	(0.73)%	(0.93)%[3]	(0.55)%	0.84	%*

Portfolio turnover rate	0.00%	0.00%	0.00%	0.00%	0.00	%+

+	Not annualized.
*	Annualized.
**	Commencement of operations was May 7, 2019.
[1]	Calculated based on the average shares outstanding methodology.
[2]

The amount shown for a share outstanding does not correspond with the aggregate net realized and unrealized gain (loss) on investments due to the timing of purchases and redemptions of the Fund shares in relation to fluctuating market values of the investments of the Fund.

[3]	Includes broker interest expense of 0.10% of average net assets.

The accompanying notes are an integral part of these financial statements.

132	Litman Gregory Funds Trust

iMGP DBi Hedge Strategy ETF

FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout each period

	Year Ended December 31,				Period Ended December 31, 2019**
	2023	2022	2021	2020
Net asset value, beginning of period	$25.42	$27.62	$30.87	$25.00	$25.00

Income from investment operations:
Net investment income (loss)[1]	0.93	(0.21)	(0.27)	(0.12)	0.00	^

Net realized gain (loss) and net change in unrealized appreciation/depreciation on investments and futures contracts	1.08	(1.60)	1.83	6.01	0.00	^

Total income (loss) from investment operations	2.01	(1.81)	1.56	5.89	0.00

Less distributions:
From net investment income	(0.81)	(0.39)	—	(0.02)	(0.00	)^

From net realized gains	—	—	(4.81)	—	—

Total distributions	(0.81)	(0.39)	(4.81)	(0.02)	(0.00)

Net asset value, end of period	$26.62	$25.42	$27.62	$30.87	$25.00

Market price, end of period	$26.59	$25.55	$27.61	$30.86	$25.03

Net asset value total return	7.91%	(6.51)%	5.05%	23.58%	0.01	%+

Market price total return	7.24%	(6.04)%	4.92%	23.42%	—%

Ratios/supplemental data:
Net assets, end of year (thousands)	$32,616	$14,618	$17,261	$18,520	$16,250

Ratios of total expenses to average net assets:
Before fees waived	0.85%	0.85%	0.85%	0.85%	0.85	%*

After fees waived	0.85%	0.85%	0.85%	0.85%	0.85	%*

Ratio of net investment income (loss) to average net assets	3.51%	(0.78)%	(0.83)%	(0.47)%	0.48	%*

Portfolio turnover rate	0.00%	0.00%	0.00%	0.00%	0.00	%+

+	Not annualized.
*	Annualized.
**	Commencement of operations was December 17, 2019.
^	Amount represents less than $0.01 per share.
[1]	Calculated based on the average shares outstanding methodology.

The accompanying notes are an integral part of these financial statements.

Financial Highlights	133

iMGP RBA Responsible Global Allocation ETF

FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout each period

	Year Ended December 31, 2023	Period Ended December 31, 2022**
Net asset value, beginning of period	$8.89	$10.12

Income from investment operations:
Net investment income[1]	0.20	0.18

Net realized gain (loss) and net change in unrealized appreciation/depreciation on investments	0.57	(1.28)

Total income (loss) from investment operations	0.77	(1.10)

Less distributions:
From net investment income	(0.22)	(0.13)

From net realized gains	—	—

Total distributions	(0.22)	(0.13)

Net asset value, end of period	$9.44	$8.89

Market price, end of period	$9.39	$8.87

Net asset value total return	8.62%	(10.88	)%+

Market price total return	8.37%	(11.13	)%+

Ratios/supplemental data:
Net assets, end of period (thousands)	$6,842	$8,449

Ratios of total expenses to average net assets:
Before fees waived[2]	0.55%	0.55	%*

After fees waived[2]	0.55%	0.55	%*

Ratio of net investment income to average net assets	2.14%	2.21	%*

Portfolio turnover rate	40.93%[3]	58.28	%+

+	Not annualized.
*	Annualized.
**	Commenced operations on January 31, 2022.
[1]	Calculated based on the average shares outstanding methodology.
[2]

The Fund invests in other funds and indirectly bears its proportionate shares of fees and expenses incurred by the underlying funds in which the Fund is invested. This ratio does not include these indirect fees and expenses.

[3]

Portfolio turnover rate excludes securities received or delivered in-kind. The portfolio turnover rate including securities received or delivered in-kind was 41.44% for the year ended December 31, 2023.

The accompanying notes are an integral part of these financial statements.

134	Litman Gregory Funds Trust

iMGP Berkshire Dividend Growth ETF

FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout the period

	Period Ended December 31, 2023**
Net asset value, beginning of period	$10.08

Income from investment operations:
Net investment income[1]	0.11

Net realized gain (loss) and net change in unrealized appreciation/depreciation on investments	0.35

Total income from investment operations	0.46

Less distributions:
From net investment income	(0.10)

From net realized gains	—

Total distributions	(0.10)

Net asset value, end of period	$10.44

Market price, end of period	$10.44

Net asset value total return	4.56	%+

Market price total return	4.54	%+

Ratios/supplemental data:
Net assets, end of year (thousands)	$1,305

Ratios of total expenses to average net assets:
Before fees waived	0.55	%*

After fees waived	0.55	%*

Ratio of net investment income to average net assets	2.18	%*

Portfolio turnover rate	0.02	%+,2

+	Not annualized.
*	Annualized.
**	Commenced operations on June 29, 2023.
[1]	Calculated based on the average shares outstanding methodology.
[2]

Portfolio turnover rate excludes securities received or delivered in-kind. The portfolio turnover rate including securities received or delivered in-kind was 0.02% for the period ended December 31, 2023.

The accompanying notes are an integral part of these financial statements.

Financial Highlights	135

Litman Gregory Funds Trust

NOTES TO FINANCIAL STATEMENTS

Note 1 – Organization

Litman Gregory Funds Trust (the “Trust”) was organized as a Delaware business trust on August 1, 1996, and is registered under the Investment Company Act of 1940 (the “1940 Act”) as an open-end management investment company. Effective August 1, 2011, The Masters’ Select Funds Trust changed its name to the Litman Gregory Funds Trust. The Trust consists of twelve separate series. The eleven series that are included in this report are: iMGP Global Select Fund, iMGP International Fund, iMGP Oldfield International Value Fund, iMGP SBH Focused Small Value Fund, iMGP Alternative Strategies Fund, iMGP High Income Fund, iMGP Dolan McEniry Corporate Bond Fund, iMGP DBi Managed Futures Strategy ETF, iMGP DBi Hedge Strategy ETF, iMGP RBA Responsible Global Allocation ETF, and iMGP Berkshire Dividend Growth ETF (commenced operations on June 29, 2023). Each Fund, except for iMGP DBi Managed Futures Strategy ETF and iMGP DBi Hedge Strategy ETF, is diversified.

iMGP Global Select Fund (“Global Select Fund”) seeks to increase the value of an investment in the Fund over the long-term by using the combined talents and favorite stock-picking ideas of three highly regarded portfolio managers (each “Managers” or “Sub-Advisors”). The Global Select Fund offers one class of shares: Institutional Class.

iMGP International Fund (“International Fund”) seeks to increase the value of an investment in the Fund over the long-term by using the combined talents and favorite stock-picking ideas of three highly regarded international portfolio managers. The International Fund offers one class of shares: Institutional Class.

iMGP Oldfield International Value Fund (“Oldfield International Value Fund”) seeks long-term growth of capital; that is, the increase in the value of an investment in the Fund over the long-term by using the talents and favorite stock-picking ideas of an experienced, high quality portfolio manager. The Oldfield International Value Fund offers one class of shares: Institutional Class.

iMGP SBH Focused Small Value Fund (“SBH Focused Small Value Fund”) seeks long-term growth of capital; that is, the increase in the value of an investment in the Fund over the long-term by engaging an experienced, high quality portfolio manager with favorite stock-picking ideas that can deliver a portfolio that is prudently diversified in terms of stocks and industries. The SBH Focused Small Value Fund offers one class of shares: Institutional Class.

iMGP Alternative Strategies Fund (“Alternative Strategies Fund”) seeks to achieve long-term returns with lower risk and lower volatility than the stock market, and with relatively low correlation to stock and bond market indexes by using the combined talents and favorite stock and bond market indexes-picking ideas of six highly regarded portfolio managers. A portion of the Alternative Strategies Fund’s assets may be allocated in a wholly-owned subsidiary of the Alternative Strategies Fund, which is organized under the laws of the Cayman Islands, is advised by that Manager, and will comply with the Alternative Strategies Fund’s investment objective and investment policies. The Alternative Strategies Fund offers two classes of shares: Institutional Class and Investor Class shares. The Investor Class shares charge a 0.25% 12b-1 distribution fee to the shareholders of this class (see Note 4).

iMGP High Income Fund (“High Income Fund”) seeks to generate a high level of current income from diverse sources, consistent with capital preservation over time, with capital appreciation a secondary objective, by using the combined talents and favorite stock and bond market indexes-picking ideas of three highly regarded portfolio managers. The High Income Fund offers one class of shares: Institutional Class.

iMGP Dolan McEniry Corporate Bond Fund (“Dolan McEniry Corporate Bond Fund”) seeks to provide investors with total return, with a secondary investment objective of preserving capital by investing in a diversified portfolio of corporate investment grade bonds, corporate high yield bonds, and U.S. Government and Treasury securities maturing within 10 years or less. The Dolan McEniry Corporate Bond Fund offers one class of shares: Institutional Class. Investor Class shares were converted into Institutional Class shares at the close of business on September 30, 2022.

iMGP DBi Managed Futures Strategy ETF (“DBi Managed Futures Strategy ETF”) seeks long term capital appreciation. The DBi Managed Futures Strategy ETF is a non-diversified, actively-managed exchange-traded fund (“ETF”) that seeks to achieve its objective by: (i) investing its assets pursuant to a managed futures strategy; (ii) allocating up to 20% of its total assets in its wholly-owned subsidiary, which is organized under the laws of the Cayman Islands, is advised by the sub-advisor, and will comply with the DBi Managed Futures Strategy ETF’s investment objective and investment policies; and (iii) investing directly in select debt instruments for cash management and other purposes. Shares of the Fund are listed and traded on the New York Stock Exchange Arca.

iMGP DBi Hedge Strategy ETF (“DBi Hedge Strategy ETF”) seeks long-term capital appreciation. The DBi Hedge Strategy ETF is a non-diversified, actively-managed ETF that seeks to achieve its objective by: (i) investing its assets pursuant to an equity hedge strategy and (ii) allocating the remainder of its assets directly in a portfolio of investment grade debt securities to collateralize its derivatives investments, for liquidity purposes, or to enhance yield. Shares of the Fund are listed and traded on the New York Stock Exchange Arca.

iMGP RBA Responsible Global Allocation ETF (“RBA Responsible Global Allocation ETF”) seeks long-term capital appreciation. The RBA Responsible Global Allocation ETF is an active-managed ETF that seeks to achieve its objective by investing its assets in a portfolio of exchange-traded vehicles that provide exposure to asset classes in various regions, countries, and sectors around the globe. Shares of the Fund are listed and traded on the New York Stock Exchange Arca.

136	Litman Gregory Funds Trust

Litman Gregory Funds Trust

NOTES TO FINANCIAL STATEMENTS – (Continued)

iMGP Berkshire Dividend Growth ETF (“Berkshire Dividend Growth ETF”) seeks dividend income and long-term capital appreciation. The Berkshire Dividend Growth ETF is an actively-managed exchange-traded fund (“ETF”) that seeks to achieve its objective by investing at least 80% of its net assets, plus borrowings for investment purposes, in dividend-paying equity securities, with an emphasis on stocks that have a strong track record of paying dividends or that are expected to increase their dividends over time. Shares of the Fund are listed and traded on the New York Stock Exchange Arca.

Note 2 – Significant Accounting Policies

The following is a summary of the significant accounting policies followed by the Funds. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

A

Accounting Estimates. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions. These estimates and assumptions affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

The Funds are investment companies and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services—Investment Companies.

B

Security Valuation. The Funds record their investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The valuation techniques used to determine fair value are further described below. Investments in securities and derivatives traded on a national securities exchange are valued at the last reported sales price at the close of regular trading on each day that the exchanges are open for trading. Securities listed on the NASDAQ Global Market, the NASDAQ Global Select Market and the NASDAQ Capital Market are valued using the NASDAQ Official Closing Price. Securities traded on an exchange for which there have been no sales are valued at the mean between the closing bid and asked prices. Debt securities maturing within 60 days or less are valued at amortized cost unless the Valuation Committee determines that amortized cost does not represent fair value. Securities for which market prices are not readily available or if a security’s value has materially changed after the close of the security’s primary market but before the close of trading on the New York Stock Exchange (“NYSE”), the securities are valued at fair value as determined in good faith by the Managers that selected the security for the Funds’ portfolio and the Trust’s Valuation Committee in accordance with procedures approved by the Board of Trustees (the “Board”). In determining fair value, the Funds take into account all relevant factors and available information. Consequently, the price of the security used by a Fund to calculate its net asset value may differ from quoted or published prices for the same security. Fair value pricing involves subjective judgments and there is no single standard for determining the fair value of a security. As a result, different mutual funds could reasonably arrive at a different value for the same security. For securities that do not trade during NYSE hours, fair value determinations are based on analyses of market movements after the close of those securities’ primary markets, and include reviews of developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. Pricing services are used to obtain closing market prices and to compute certain fair value adjustments utilizing computerized pricing models. It is possible that the fair value determined for a security is materially different from the value that could be realized upon the sale of that security or from the values that other mutual funds may determine.

Investments in other funds are valued at their respective net asset values as determined by those funds in accordance with the 1940 Act.

The Funds are required to comply with U.S. Securities and Exchange Commission (“SEC”) regulations that govern valuation practices and the role of a fund’s board with respect to the fair value of the investments of a registered investment company. Rule 2a-5 under the 1940 Act, among other things, establishes an updated regulatory framework for registered investment company fair valuation practices. The Funds’ Board has designated the Advisor as each Fund’s valuation designee to perform fair value functions in accordance with valuation policies and procedures adopted by the Advisor, subject to the Board’s oversight.

Debt securities generally trade in the over-the-counter market rather than on a securities exchange. The Funds’ pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the date that the values of the foreign debt securities are determined. Repurchase agreements are valued at cost, which approximates fair value.

Notes to Financial Statements	137

Litman Gregory Funds Trust

NOTES TO FINANCIAL STATEMENTS – (Continued)

Certain derivatives trade in the over-the-counter market. The Funds’ pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Funds’ net benefit or obligation under the derivative contract, as measured by the fair value of the contract, is included in net assets.

The Funds have procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. Under these procedures, the Funds primarily employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Funds may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed.

C

Consolidation of Subsidiary. The DBi Managed Futures Strategy ETF may invest up to 20% of its total assets in the iMGP DBi Cayman Managed Futures Subsidiary (the “Subsidiary”). The Subsidiary, which is organized under the laws of the Cayman Islands, is wholly- owned and controlled by the DBi Managed Futures Strategy ETF. The financial statements of the DBi Managed Futures Strategy ETF include the operations of the Subsidiary. All intercompany accounts and transactions have been eliminated in consolidation. The Subsidiary acts as an investment vehicle in order to invest in commodity-linked derivative instruments consistent with the Fund’s investment objectives and policies. The DBi Managed Futures Strategy ETF had 19.2% of its total net assets invested in the Subsidiary as of December 31, 2023.

The Subsidiary is an exempted Cayman Islands investment company and as such is not subject to Cayman Islands taxes at the present time. For U.S. income tax purposes, the Subsidiary is a Controlled Foreign Corporation (“CFC”) not subject to U.S. income taxes. As a wholly-owned CFC, however, the Subsidiary’s net income and capital gains, if any, will be included each year in the Fund’s investment company taxable income.

Consolidation of Subsidiary. The Alternative Strategies Fund may invest a portion of its assets from the enhanced trend strategy in the Alternative Strategy Subsidiary (the “Alternative Subsidiary”), which is organized under the laws of the Cayman Islands, is wholly-owned and controlled by the Alternative Strategies Fund and is advised by the Manager that manages the enhanced trend strategy. The financial statements of the Alternative Strategies Fund include the operations of the Alternative Subsidiary. All intercompany accounts and transactions have been eliminated in consolidation. The Alternative Subsidiary acts as an investment vehicle in order to invest in commodity-linked derivative instruments consistent with the Fund’s investment objectives and policies. The Alternative Strategies Fund had 0.7% of its total net assets invested in the Alternative Subsidiary as of December 31, 2023.

The Alternative Subsidiary is an exempted Cayman Islands investment company and as such is not subject to Cayman Islands taxes at the present time. For U.S. income tax purposes, the Alternative Subsidiary is a Controlled Foreign Corporation (“CFC”) not subject to U.S. income taxes. As a wholly-owned CFC, however, the Alternative Subsidiary’s net income and capital gains, if any, will be included each year in the Fund’s investment company taxable income.

D

Senior Term Loans. The Alternative Strategies Fund and the High Income Fund may invest in bank debt, which includes interests in loans to companies or their affiliates undertaken to finance a capital restructuring or in connection with recapitalizations, acquisitions, leveraged buyouts, refinancings or other financially leveraged transactions and may include loans which are designed to provide temporary or bridge financing to a borrower pending the sale of identified assets, the arrangement of longer-term loans or the issuance and sale of debt obligations. These loans, which may bear fixed or floating rates, have generally been arranged through private negotiations between a corporate borrower and one or more financial institutions (“Lenders”), including banks. The Alternative Strategies Fund’s and the High Income Fund’s investments may be in the form of participations in loans (“Participations”) or of assignments of all or a portion of loans from third parties (“Assignments”).

E

Unfunded Loan Commitments. The Alternative Strategies Fund and the High Income Fund may enter into certain credit agreements, all or a portion of which may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion. These commitments, if any, are disclosed in the Schedules of Investments in Securities.

F

Short Sales. Each Fund may sell a security it does not own in anticipation of a decline in the fair value of that security. When each Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. In addition, cash and certain investments in securities may be used to collateralize the securities sold short. Each day the securities sold short transaction is open, the liability to replace the borrowed security is marked to market and an unrealized gain or loss is recorded. While the transaction remains open, the Fund may also incur expenses for any dividends or interest which will be paid to the lender of the securities as well as a fee to borrow the delivered security. During the term of the short sale, the value of the securities pledged as collateral on short sales is required to exceed the value of the securities sold short. A gain, limited to the price at which each Fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of a short sale. Each Fund is also subject to the risk that it may be unable to reacquire a security to terminate a short position except at a price substantially in excess of the last quoted price.

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G

Repurchase Agreements. Each Fund may enter into repurchase agreements through which the Fund acquires a security (the “underlying security”) from a seller, a well-established securities dealer or a bank that is a member of the Federal Reserve System. The bank or securities dealer agrees to repurchase the underlying security at the same price, plus a specified amount of interest, at a later date, generally for a period of less than one week. It is the Trust’s policy that its Custodian takes possession of securities as collateral under repurchase agreements and to determine on a daily basis that the value of such securities, including recorded interest, is sufficient to cover the value of the repurchase agreements. The Trust’s policy states that the value of the collateral is at least 102% of the value of the repurchase agreement. If the counterparty defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the counterparty of the security, realization of the collateral by a Fund may be delayed or limited. At December 31, 2023, the Funds’ ongoing exposure to the economic return on repurchase agreements is shown on the Schedules of Investments in Securities.

H

Reverse repurchase agreements. The High Income Fund may enter into reverse repurchase agreements with banks and brokers to enhance return. Under a reverse repurchase agreement a Fund sells portfolio assets subject to an agreement by that Fund to repurchase the same assets at an agreed upon price and date. The Fund can use the proceeds received from entering into a reverse repurchase agreement to make additional investments, which generally causes the Fund’s portfolio to behave as if it were leveraged. If the buyer in a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund may be unable to recover the securities it sold and as a result may realize a loss on the transaction if the securities it sold are worth more than the purchase price it originally received from the buyer. Reverse repurchase agreements outstanding at the end of the period, if any, are shown on the Schedules of Investments in Securities. Cash received in exchange for securities transferred, if any, under reverse repurchase agreements are reflected as reverse repurchase agreements on the Statements of Assets and Liabilities.

I

Foreign Currency Translation. The Funds’ records are maintained in U.S. dollars. The value of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the reporting period. The currencies are translated into U.S. dollars by using the exchange rates quoted at the close of the London Stock Exchange prior to when each Fund’s net asset value is next determined. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

The Funds do not isolate that portion of their net realized and unrealized gains and losses on investments resulting from changes in foreign exchange rates from the impact arising from changes in market prices. Such fluctuations are included with net realized and unrealized gain or loss from investments.

Net realized foreign currency transaction gains and losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the differences between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency transactions gains and losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rates.

J

Forward Foreign Currency Exchange Contracts. The Funds may utilize forward foreign currency exchange contracts (“forward contracts”) under which they are obligated to exchange currencies on specified future dates at specified rates, and are subject to foreign exchange rates fluctuations. All contracts are “marked-to-market” daily and any resulting unrealized gains or losses are recorded as unrealized appreciation or depreciation on forward foreign currency exchange contracts. The Funds record realized gains or losses at the time the forward contract is settled. These gains and losses are reflected on the Statements of Operations as realized gain (loss) on forward foreign currency exchange contracts. Counterparties to these forward contracts are major U.S. financial institutions (see Note 8).

K

Commodity Futures Trading Commission (“CFTC”) Regulation. Because of the nature of their investments, the Alternative Strategies Fund, the DBi Managed Futures Strategy ETF and the DBi Hedge Strategy ETF are subject to regulation under the Commodities Exchange Act, as amended (the “CEA”), as a commodity pool and each of the Advisor and Sub-Adviser is subject to regulation under the CEA as a commodity pool operator (“CPO”), as those terms are defined under the CEA. The Advisor and Sub-Adviser are regulated by the CFTC, the National Futures Association and the SEC and are subject to each regulator’s disclosure requirements. The CFTC has adopted rules that are intended to harmonize certain CEA disclosure requirements with SEC disclosure requirements.

L

Futures Contracts. The Alternative Strategies Fund, the High Income Fund, and the DBi Hedge Strategy ETF invest in financial futures contracts primarily for the purpose of hedging their existing portfolio securities, or securities that the Funds intend to purchase, against fluctuations in fair value caused by changes in prevailing market interest rates. The futures contracts in the DBi Managed Futures Strategy ETF are not designated as hedging instruments. The DBi Managed Futures Strategy ETF employs long and short positions in derivatives, primarily futures contracts, across the broad asset classes of equities, fixed income, currencies and, through the Subsidiary, commodities. Upon entering into a financial futures contract, a Fund is required to pledge to the broker an amount of cash, U.S. government securities, or other assets, equal to a certain percentage of the contract amount (initial margin deposit). Subsequent payments, known as variation margin, are made or received by a Fund each day, depending on the daily fluctuations in the fair value of the underlying security. Each Fund recognizes a gain or loss equal to the daily variation margin. If market conditions

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move unexpectedly, a Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates, and the underlying hedged assets (see Note 8).

M

Interest Rate Swaps. During the year ended December 31, 2023, the High Income Fund invested in interest rate swaps. An interest rate swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals, based upon or calculated by reference to changes in interest rates on a specified notional principal amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other. Bilateral swap contracts are agreements in which a Fund and a counterparty agree to exchange periodic payments on a specified notional amount or make a net payment upon termination. Bilateral swap transactions are privately negotiated in the Over the counter (“OTC”) market and payments are settled through direct payments between a Fund and the counterparty. By contrast, certain swap transactions are subject to mandatory central clearing. These swaps are executed through a derivatives clearing member (“DCM”), acting in an agency capacity, and submitted to a central counterparty (“CCP”) (“centrally cleared swaps”), in which case all payments are settled with the CCP through the DCM. Swaps are marked-to-market daily using pricing vendor quotations, counterparty or clearinghouse prices or model prices, and the change in value, if any, is recorded as an unrealized gain or loss. Upon entering into a swap contract, a Fund is required to satisfy an initial margin requirement by delivering cash or securities to the counterparty (or in some cases, segregated in a triparty account on behalf of the counterparty), which can be adjusted by any mark-to-market gains or losses pursuant to bilateral or centrally cleared arrangements. For centrally cleared swaps the daily change in valuation, and upfront payments, if any, are recorded as a receivable or payable for variation margin on the Statements of Assets and Liabilities (see Note 8).

N

Credit Default Swaps. During the year ended December 31, 2023, the Alternative Strategies Fund and the High Income Fund entered into credit default swaps to manage their exposure to the market or certain sectors of the market, to reduce their risk exposure to defaults of corporate issuers or indexes or to create exposure to corporate issuers or indexes to which they are not otherwise exposed. In a credit default swap, the protection buyer makes a stream of payments based on a fixed percentage applied to the contract notional amount to the protection seller in exchange for the right to receive a specified return upon the occurrence of a defined credit event on the reference obligation which may be either a single security or a basket of securities issued by corporate or sovereign issuers. Although contract-specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium. Upon the occurrence of a defined credit event, the difference between the value of the reference obligation and the swap’s notional amount is recorded as realized gain (for protection written) or loss (for protection sold) in the Statements of Operations. In the case of credit default swaps where a Fund is selling protection, the notional amount approximates the maximum loss. For centrally cleared swaps the daily change in valuation, and upfront payments, if any, are recorded as a receivable or payable for variation margin on the Statements of Assets and Liabilities (see Note 8).

O

Total Return Swaps. During the year ended December 31, 2023, the Alternative Strategies Fund and the High Income Fund invested in total return swaps. Total return swap is the generic name for any non-traditional swap where one party agrees to pay the other the “total return” of a defined underlying asset, usually in return for receiving a stream of Secured Overnight Financing Rate (“SOFR”) and Federal Fund Rate (“FEDL01”) based cash flows. A total return swap may be applied to any underlying asset but is most commonly used with equity indices, single stocks, bonds and defined portfolios of loans and mortgages. Total return swap is a mechanism for the user to accept the economic benefits of asset ownership without utilizing the Statement of Assets and Liabilities. The other leg of the swap, usually SOFR or FEDL01, is a spread to reflect the non-Statement of Assets and Liabilities nature of the product. No notional amounts are exchanged with total return swaps. The total return receiver assumes the entire economic exposure – that is, both market and credit exposure – to the reference asset. The total return payer – often the owner of the reference obligation – gives up economic exposure to the performance of the reference asset and in return takes on counterparty credit exposure to the total return receiver in the event of a default or fall in value of the reference asset (see Note 8).

P

Purchasing Put and Call Options. Each Fund may purchase covered “put” and “call” options with respect to securities which are otherwise eligible for purchase by a Fund and with respect to various stock indices subject to certain restrictions. Each Fund will engage in trading of such derivative securities primarily for hedging purposes.

If a Fund purchases a put option, a Fund acquires the right to sell the underlying security at a specified price at any time during the term of the option (for “American-style” options) or on the option expiration date (for “European-style” options). Purchasing put options may be used as a portfolio investment strategy when a portfolio manager perceives significant short-term risk but substantial long-term appreciation for the underlying security. The put option acts as an insurance policy, as it protects against significant downward price movement while it allows full participation in any upward movement. If a Fund is holding a stock which it feels has strong fundamentals, but for some reason may be weak in the near term, a Fund may purchase a put option on such security, thereby giving itself the right to sell such security at a certain strike price throughout the term of the option. Consequently, a Fund will exercise the put only if the price of such security falls below the strike price of the put. The difference between the put’s strike price and the market price of the underlying security on the date a Fund exercises the put, less transaction costs, will be the amount by which a Fund will be able to hedge against a decline in the underlying security. If during the period of the option the market price for the underlying security remains at or above the put’s strike price, the put will expire worthless, representing a loss of the price a Fund paid for the put,

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plus transaction costs. If the price of the underlying security increases, the profit a Fund realizes on the sale of the security will be reduced by the premium paid for the put option less any amount for which the put may be sold.

If a Fund purchases a call option, it acquires the right to purchase the underlying security at a specified price at any time during the term of the option. The purchase of a call option is a type of insurance policy to hedge against losses that could occur if a Fund has a short position in the underlying security and the security thereafter increases in price. Each Fund will exercise a call option only if the price of the underlying security is above the strike price at the time of exercise. If during the option period the market price for the underlying security remains at or below the strike price of the call option, the option will expire worthless, representing a loss of the price paid for the option, plus transaction costs. If the call option has been purchased to hedge a short position of a Fund in the underlying security and the price of the underlying security thereafter falls, the profit a Fund realizes on the cover of the short position in the security will be reduced by the premium paid for the call option less any amount for which such option may be sold.

Prior to exercise or expiration, an option may be sold when it has remaining value by a purchaser through a “closing sale transaction,” which is accomplished by selling an option of the same series as the option previously purchased. Each Fund generally will purchase only those options for which a Manager believes there is an active secondary market to facilitate closing transactions (see Note 8).

Writing Call Options. Each Fund may write covered call options. A call option is “covered” if a Fund owns the security underlying the call or has an absolute right to acquire the security without additional cash consideration (or, if additional cash consideration is required, cash or cash equivalents in such amount as are held in a segregated account by the Custodian). The writer of a call option receives a premium and gives the purchaser the right to buy the security underlying the option at the exercise price. The writer has the obligation upon exercise of the option to deliver the underlying security against payment of the exercise price during the option period. If the writer of an exchange-traded option wishes to terminate his obligation, he may effect a “closing purchase transaction.” This is accomplished by buying an option of the same series as the option previously written. A writer may not effect a closing purchase transaction after it has been notified of the exercise of an option.

Effecting a closing transaction in the case of a written call option will permit a Fund to write another call option on the underlying security with either a different exercise price, expiration date or both. Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other investments of a Fund. If a Fund desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction prior to or concurrent with the sale of the security.

Each Fund will realize a gain from a closing transaction if the cost of the closing transaction is less than the premium received from writing the option or if the proceeds from the closing transaction are more than the premium paid to purchase the option. Each Fund will realize a loss from a closing transaction if the cost of the closing transaction is more than the premium received from writing the option or if the proceeds from the closing transaction are less than the premium paid to purchase the option. However, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss to a Fund resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by a Fund (see Note 8).

Writing Put Options. Each Fund may write put options. By writing put options, the Fund takes on the risk of declines in the value of the underlying instrument, including the possibility of a loss up to the entire strike price of each option it sells, but without the corresponding opportunity to benefit from potential increases in the value of the underlying instrument. When the Fund writes a put option, it assumes the risk that it must purchase the underlying instrument at a strike price that may be higher than the market price of the instrument. If there is a broad market decline and the Fund is able to close out its written put options, it may result in substantial losses to the Fund (see Note 8).

Risks of Investing in Options. There are several risks associated with transactions in options on securities. Options may be more volatile than the underlying instruments and, therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves. There are also significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objective. In addition, a liquid secondary market for particular options may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of option of underlying securities; unusual or unforeseen circumstances may interrupt normal operations on an exchange; the facilities of an exchange or clearing corporation may not at all times be adequate to handle current trading volume; or one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. The extent to which a Fund may

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enter into options transactions may be limited by the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), with respect to qualification of a Fund as a regulated investment company.

Q

Distributions to Shareholders. Distributions paid to shareholders are recorded on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition – “temporary differences”), such amounts are reclassified within the capital accounts based on their federal tax-basis.

R

Income Taxes. The Funds intend to comply with the requirements of Subchapter M of the Code applicable to regulated investment companies and to distribute all of their taxable income to their shareholders. Accordingly, no provisions for federal income taxes are required. The Funds have reviewed the tax positions, taken on federal income tax returns, for each of the three open tax years (as applicable) and as of December 31, 2023, and have determined that no provision for income tax is required in the Funds’ financial statements. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expenses in the Statements of Operations. During the year ended December 31, 2023, the Funds did not incur any interest or penalties. Foreign securities held by the Funds may be subject to foreign taxation on dividend and interest income received. Foreign taxes, if any, net of any reclaims, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Funds’ invest.

Taxes on foreign interest and dividend income are generally withheld in accordance with the applicable country’s tax treaty with the United States. The foreign withholding rates applicable to a Fund’s investments in certain jurisdictions may be higher if a significant portion of the Fund is held by non-U.S. shareholders. Each Fund may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based charges imposed by certain countries in which it invests. Taxes related to capital gains realized during the year ended December 31, 2023, if any, are reflected as part of net realized gain (loss) in the Statements of Operations.

Changes in tax liabilities related to capital gain taxes on unrealized investment gains, if any, are reflected as part of change in net unrealized appreciation (depreciation) in the Statements of Operations. Transaction-based charges are generally calculated as a percentage of the transaction amount.

The Funds may have previously filed for and/or may file for additional tax refunds with respect to certain taxes withheld by certain countries. Generally, the amount of such refunds that a Fund reasonably determines are collectible and free from significant contingencies are reflected in a Fund’s net asset value and are reflected as foreign tax reclaims receivable in the Statements of Assets and Liabilities. In certain circumstances, a Fund’s receipt of such refunds may cause the Fund and/or its shareholders to be liable for U.S. federal income taxes and interest charges.

Foreign taxes paid by each Fund may be treated, to the extent permissible by the Code (and other applicable U.S. federal tax guidance) and if that Fund so elects, as if paid by U.S. shareholders of that Fund.

S

Security Transactions, Dividend and Interest Income and Expenses. Security transactions are accounted for on the trade date. Realized gains and losses on securities transactions are reported on an identified cost basis. Dividend income and, where applicable, related foreign tax withholding expenses are recorded on the ex-dividend date. Interest income is recorded on an accrual basis. Purchase discounts and premiums on fixed-income securities are accreted and amortized to maturity using the effective interest method and reflected within interest income on the Statements of Operations. Paydown gains and losses on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income in the Statements of Operations. Many expenses of the Trust can be directly attributed to a specific Fund. Each Fund is charged for expenses directly attributed to it. Expenses that cannot be directly attributed to a specific Fund are allocated among the Funds in the Trust in proportion to their respective net assets or other appropriate method. Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions by class are generally due to differences in class specific expenses. Class specific expenses, such as 12b-1 expenses, are directly attributed to that specific class.

T

Restricted Cash. At December 31, 2023, the Alternative Strategies Fund, the High Income Fund, the DBi Managed Futures Strategy ETF, and the DBi Hedge Strategy ETF held restricted cash in connection with investments in certain derivative securities. Restricted cash is held in a segregated account with the Funds’ Custodian as well as with brokers and is reflected in the Statements of Assets and Liabilities as deposits at brokers for securities sold short, futures, options, and swaps. Restrictions may include legally restricted deposits held as compensating balances against short-term borrowing arrangements or contracts entered into with others.

The Funds consider their investment in an Federal Deposits Insurance Corporation (“FDIC”) insured interest bearing savings account to be cash. The Funds maintain cash balances, which, at times, may exceed federally insured limits. The Funds maintain these balances with a high quality financial institution.

U

Restricted Securities. A restricted security cannot be resold to the general public without prior registration under the Securities Act of 1933. If the security is subsequently registered and resold, the issuers would typically bear the expense of all registrations at no cost to

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the Fund. Restricted securities are valued according to the guidelines and procedures adopted by the Funds’ Board of Trustees. As of December 31, 2023, there were no restricted securities held in the Funds.

V

Illiquid Securities. Each Fund may not invest more than 15% of the value of its net assets in illiquid securities, including restricted securities that are not deemed to be liquid by the Sub-Advisors. The Advisor and the Sub-Advisors will monitor the amount of illiquid securities in a Fund’s portfolio, under the supervision of the Board, to ensure compliance with a Fund’s investment restrictions. In accordance with procedures approved by the Board, these securities may be valued using techniques other than market quotations, and the values established for these securities may be different than what would be produced through the use of another methodology or if they had been priced using market quotations. Illiquid securities and other portfolio securities that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. In addition, there is no assurance that a Fund could sell a portfolio security for the value established for it at any time, and it is possible that a Fund would incur a loss because a portfolio security is sold at a discount to its established value.

W

Indemnification Obligations. Under the Trust’s organizational documents, its current and former officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred or that would be covered by other parties.

Note 3 – Investment Advisory and Other Agreements

The Trust, on behalf of the Funds, entered into an Investment Advisory Agreement (the “Agreement”) with Litman Gregory Fund Advisors, LLC. Effective October 1, 2021, Litman Gregory Fund Advisors, LLC has changed its name to iM Global Partner Fund Management, LLC (the “Advisor”) and also subsequently referred to as “iM Global”. Under the terms of the Agreement, each Fund pays a monthly investment advisory fee to the Advisor at the annual rate below of the respective Fund’s average daily net assets before any fee waivers:

	Contractual Management Rate
Fund	First $450 million	Excess of $450 million	First $750 million	Excess of $750 million	First $1 billion	Excess of $1 billion	Between $1 and $2 billion	First $2 billion	Between $2 and $3 billion	Between $3 and $4 billion	Excess of $4 billion
Global Select	—	—	1.10%	1.00%	—	—	—	—	—	—	—
International	—	—	—	—	1.10%	1.00%	—	—	—	—	—
Oldfield International Value	0.70%	0.70%	—	—	—	—	—	—	—	—	—
SBH Focused Small Value	1.00%	1.00%	—	—	—	—	—	—	—	—	—
Alternative Strategies	—	—	—	—	—	—	—	1.40%	1.30%	1.25%	1.20%
High Income	—	—	—	—	0.95%	—	0.925%	—	0.90%	0.875%	0.85%
Dolan McEniry Corporate Bond	0.50%	0.50%	—	—	—	—	—	—	—	—	—
DBi Managed Futures Strategy ETF	0.85%	0.85%	—	—	—	—	—	—	—	—	—
DBi Hedge Strategy ETF	0.85%	0.85%
RBA Responsible Global Allocation ETF	0.55%	0.55%
Berkshire Dividend Growth ETF	0.55%	0.55%	—	—	—	—	—	—	—	—	—

The Advisor engages sub-advisors to manage the Funds and pays the sub-advisors from its advisory fees.

Through April 30, 2025, the Advisor has contractually agreed to waive a portion of its advisory fees effectively reducing total advisory fees to approximately 0.82% of the average daily net assets of the Global Select Fund, 0.88% of the average daily net assets of the International Fund, 1.14% of the average daily net assets of the Alternative Strategies Fund, and 0.80% of the average daily net assets of the High Income Fund. Additionally, the Advisor has voluntarily agreed to waive its management fee on the daily cash values of the Funds not allocated to Managers. For the year ended December 31, 2023, the amount waived, contractual and voluntary, was $335,846, $499,400, $2,252,960, and $132,382 for Global Select Fund, International Fund, Alternative Strategies Fund, and High Income Fund, respectively. The Advisor has agreed not to seek recoupment of such waived fees. Through April 30, 2025, the Advisor has contractually agreed to waive a portion of its advisory fees and/or reimburse a portion of the Global Select Fund, and the High Income Fund’s operating expenses (excluding any taxes, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, borrowing costs, (including

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NOTES TO FINANCIAL STATEMENTS – (Continued)

commitment fees), dividend expenses, acquired fund fees and expenses and extraordinary expenses such as but not limited to litigation costs) to ensure that the total annual fund operating expenses after fee waiver and/or expense reimbursement for the Institutional Class will not exceed 0.98%, and 0.98% of the average daily net assets, respectively. In addition, through April 30, 2025, the Advisor has contractually agreed to waive a portion of its advisory fees and/or reimburse a portion of the Oldfield International Value Fund, the SBH Focused Small Value Fund, and the Dolan McEniry Corporate Bond Fund’s operating expenses (excluding any taxes, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, borrowing costs, (including commitment fees), dividend expenses, acquired fund fees and expenses and extraordinary expenses such as but not limited to litigation costs) to ensure that the total annual fund operating expenses after fee waiver and/or expense reimbursement for the Institutional Class will not exceed 0.94%, 1.15%, and 0.70% of the average daily net assets, respectively. During the year ended December 31, 2023, the amount waived contractually pursuant to an Expense Limitation Agreement was $205,543, $302,304, $142,421, $140,343, and $190,175 for the Global Select Fund, High Income Fund, Oldfield International Value Fund, SBH Focused Small Value Fund, and Dolan McEniry Corporate Bond Fund, respectively. The Advisor may be reimbursed by each Fund no later than the end of the third fiscal year following the year of the waiver provided that such reimbursement does not cause each Fund’s expenses to exceed the expense limitation. The Advisor is waiving its right to recoup these fees and any fees waived in prior years.

State Street Bank and Trust Company (“State Street”) serves as the Administrator, Custodian and Fund Accountant to the Funds.

State Street also serves as the Transfer Agent for DBi Managed Futures Strategy ETF, DBi Hedge Strategy ETF, RBA Responsible Global Allocation ETF, and Berkshire Dividend Growth ETF . SS&C Global Investor & Distribution Solutions, Inc. serves as Transfer Agent for the other Funds. The Funds’ principal underwriter is ALPS Distributors, Inc.

An employee of the Advisor serves as the Funds’ Chief Compliance Officer (“CCO”). The CCO receives no compensation from the Funds for his services, however, the Funds reimbursed the Advisor $150,000 for the year ended December 31, 2023 for the services of the CCO.

Loomis Sayles & Company, L.P. used their respective affiliated entity for purchases of the Alternative Strategies Fund’s portfolio securities for the year ended December 31, 2023. There was no commissions paid for these transactions.

During the year ended December 31, 2023, each independent Trustee, within the meaning of the 1940 Act, was compensated by the Trust in the amount of $125,000. The Chairperson of the Board was compensated in the amount of $137,500.

Certain officers and Trustees of the Trust are also officers of the Advisor.

Note 4 – Distribution Plan

Certain Funds have adopted a Plan of Distribution (the “Plan”) dated February 25, 2009, as amended, pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Investor Classes of the Alternative Strategies Fund will compensate broker dealers or qualified institutions with whom the Fund has entered into a contract to distribute Fund shares (“Dealers”). Under the Plan, the amount of such compensation paid in any one year shall not exceed 0.25% annually of the average daily net assets of the Investor Classes, which may be payable as a service fee for providing recordkeeping, subaccounting, subtransfer agency and/or shareholder liaison services. For the year ended December 31, 2023, the Alternative Strategies Fund’s Investor Class incurred $85,040 pursuant to the Plan.

The Plan will remain in effect from year to year provided such continuance is approved at least annually by a vote either of a majority of the Trustees, including a majority of the non-interested Trustees, or a majority of each Fund’s outstanding shares.

The DBi Hedge Strategy ETF, DBi Managed Futures Strategy ETF, RBA Responsible Global Allocation ETF, and Berkshire Dividend Growth ETF issue and redeem Shares at Net Asset Value (“NAV”) only in Creation Units. Only Authorized Participants (“APs”) may acquire Shares directly from the Funds, and only APs may tender their Shares for redemption directly to the Funds, at NAV. APs must be a member or participant of a clearing agency registered with the SEC and must execute a Participant Agreement that has been agreed to by the Distributor, and that has been accepted by the Transfer Agent, with respect to purchases and redemptions of Creation Units. Once created, Shares trade in the secondary market in quantities less than a Creation Unit.

Individual Shares may be purchased and sold only on a national securities exchange through brokers. Shares will be listed for trading on NYSE Arca and because the Shares will trade at market prices rather than NAV, Shares may trade at prices greater than NAV (at a premium), at NAV, or less than NAV (at a discount).

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NOTES TO FINANCIAL STATEMENTS – (Continued)

Note 5 – Investment Transactions

The cost of securities purchased and the proceeds from securities sold for the year ended December 31, 2023, excluding short-term investments and in-kind transactions were as follows:

Fund	U.S. Gov’t Securities Purchases	Other Purchases	U.S. Gov’t Securities Sales	Other Sales
Global Select Fund	$—	$64,513,664	$—	$89,797,010
International Fund	—	84,538,834	—	97,670,496
Oldfield International Value Fund	—	9,515,781	—	10,907,987
SBH Focused Small Value Fund	—	27,152,365	—	33,245,729
Alternative Strategies Fund	112,598,416	537,381,303	110,137,959	727,902,009
High Income Fund	10,556,317	20,816,017	20,550,787	31,905,446
Dolan McEniry Corporate Bond Fund	7,952,936	111,937,323	7,952,478	21,454,478
DBi Manage Futures Strategy ETF	—	—	—	—
DBi Hedge Strategy ETF	—	—	—	—
RBA Responsible Global Allocation ETF	—	3,371,272	—	3,330,278
Berkshire Dividend Growth ETF	—	9,866	—	224

Securities received and delivered in-kind through subscriptions and redemptions are noted in the table below:

Fund	In-Kind Subscriptions	In-Kind Redemptions
RBA Responsible Global Allocation ETF	$—	$2,092,294
Berkshire Dividend Growth ETF	1,218,793	—

During the year ended December 31, 2023, there were several purchase transactions made in accordance with the established procedures pursuant to Rule 17a-7 (the exemption of certain purchase or sale transactions between an investment company and certain affiliated persons thereof), arranged by Dolan McEniry Capital Management, LLC, on behalf of the Dolan McEniry Corporate Bond Fund. The total of such purchase transactions were $2,761,704.

Note 6 – Fair Value of Financial Investments

The Funds follow a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Funds’ own market assumptions (unobservable inputs). These inputs are used in determining the value of each Fund’s investments and are summarized in the following fair value hierarchy:

Level 1 –	Quoted prices in active markets for identical securities.

Level 2 –	Other significant observable inputs (including quoted prices for similar securities, interest rates, foreign exchange rates, and fair value estimates for foreign securities indices).

Level 3 –	Significant unobservable inputs (including the Funds’ own assumptions in determining fair value of investments).

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. Treasury obligations, U.S. Treasury inflation protected securities, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or independent pricing services or sources. Independent pricing services typically use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. The service providers’ internal models use inputs that are observable such as, among other things, issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis are typically marked to market daily until settlement at the forward settlement date.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by pricing service providers that use broker dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows and market-based yield spreads for each tranche, current market data and incorporates deal collateral performance, as available.

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NOTES TO FINANCIAL STATEMENTS – (Continued)

Stripped mortgage-backed securities are usually structured with two different classes: one that receives substantially all interest payments (interest-only, or “IO” and/or high coupon rate with relatively low principal amount, or “IOette”), and the other that receives substantially all principal payments (principal-only, or “PO”) from a pool of mortgage loans. Little to no principal will be received at the maturity of an IO; as a result, periodic adjustments are recorded to reduce the cost of the security until maturity. These adjustments are included in interest income.

Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Repurchase agreements and reverse repurchase agreements are short-term investments, they are fair valued approximately at their principal amounts. Repurchase agreements and reverse repurchase agreements are categorized as Level 2 of the fair value hierarchy.

Financial derivative instruments, such as forward foreign currency contracts, options contracts, futures, or swap agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of broker dealer quotations or pricing service providers at the settlement price determined by the relevant exchange. Depending on the product and the terms of the transaction, the value of the derivative contracts can be estimated by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves, dividends and exchange rates. Derivatives that use similar valuation techniques and inputs as described above are categorized as Level 1 or Level 2 of the fair value hierarchy.

The following tables provide the fair value measurements of applicable Fund assets and liabilities by level within the fair value hierarchy for each Fund as of December 31, 2023. These assets and liabilities are measured on a recurring basis.

Global Select Fund

Description	Level 1 - Quoted prices in active markets for identical assets	Level 2 - Significant other observable inputs	Level 3 - Significant unobservable inputs	Total
Equity(a)
Common Stocks	$110,404,865	$—	$—	$110,404,865
Preferred Stock	2,801,541	—	—	2,801,541

Total Equity	113,206,406	—	—	113,206,406

Short-Term Investments
Repurchase Agreements	—	4,034,971	—	4,034,971

Total Investments in Securities	$113,206,406	$4,034,971	$—	$117,241,377

(a)	See Fund’s Schedule of Investments in Securities for sector classifications.

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NOTES TO FINANCIAL STATEMENTS – (Continued)

International Fund

Description	Level 1 - Quoted prices in active markets for identical assets	Level 2 - Significant other observable inputs	Level 3 - Significant unobservable inputs	Total
Equity
Common Stocks
Argentina	$3,367,810	$—	$—	$3,367,810
Australia	2,678,282	—	—	2,678,282
Canada	6,065,729	—	—	6,065,729
China	3,510,010	—	—	3,510,010
Denmark	8,092,475	—	—	8,092,475
Finland	5,802,940	—	—	5,802,940
France	19,389,268	—	—	19,389,268
Germany	54,389,448	—	—	54,389,448
Ireland	23,807,462	—	—	23,807,462
Israel	5,460,540	—	—	5,460,540
Japan	6,477,055	—	—	6,477,055
Netherlands	5,359,529	—	—	5,359,529
South Korea	2,788,912	—	—	2,788,912
Spain	5,401,057	—	—	5,401,057
Sweden	6,122,944	—	—	6,122,944
Switzerland	4,622,439	—	—	4,622,439
Taiwan	4,811,163	—	—	4,811,163
United Kingdom	29,275,435	—	—	29,275,435
United States	11,502,872	—	—	11,502,872

Total Equity	208,925,370	—	—	208,925,370

Short-Term Investments
Repurchase Agreements	—	13,139,674	—	13,139,674

Total Short-Term Investments	—	13,139,674	—	13,139,674

Total Investments in Securities	$208,925,370	$13,139,674	$—	$222,065,044

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NOTES TO FINANCIAL STATEMENTS – (Continued)

Oldfield International Value Fund

Description	Level 1 - Quoted prices in active markets for identical assets	Level 2 - Significant other observable inputs	Level 3 - Significant unobservable inputs	Total
Equity
Common Stocks
Brazil	$1,642,050	$—	$—	$1,642,050
China	2,827,600	—	—	2,827,600
France	3,205,276	—	—	3,205,276
Germany	6,575,460	—	—	6,575,460
Italy	1,772,021	—	—	1,772,021
Japan	1,067,290	—	—	1,067,290
Netherlands	3,441,349	—	—	3,441,349
South Korea	3,868,149	—	—	3,868,149
Sweden	2,291,612	—	—	2,291,612
United Kingdom	6,866,557	—	—	6,866,557
Preferred Stock
Germany	1,762,192	—	—	1,762,192

Total Equity	35,319,556	—	—	35,319,556

Total Investments in Securities	$35,319,556	$—	$—	$35,319,556

SBH Focused Small Value Fund

Description	Level 1 - Quoted prices in active markets for identical assets	Level 2 - Significant other observable inputs	Level 3 - Significant unobservable inputs	Total
Equity(a)
Common Stocks	$52,478,369	$—	$—	$52,478,369

Total Equity	52,478,369	—	—	52,478,369

Total Investments in Securities in Assets	$52,478,369	$—	$—	$52,478,369

(a)	See Fund’s Schedule of Investments in Securities for sector classifications.

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NOTES TO FINANCIAL STATEMENTS – (Continued)

Alternative Strategies Fund (Consolidated)

Description	Level 1 - Quoted prices in active markets for identical assets	Level 2 - Significant other observable inputs	Level 3 - Significant unobservable inputs		Total
Equity(a)
Common Stocks	$140,955,780	$913,275	$685,151	**	$142,554,206
Preferred Stocks	243,715	—	54,571	**	298,286
Limited Partnerships	—	—	645,627	**	645,627

Total Equity	141,199,495	913,275	1,385,349	**	143,498,119

Rights/Warrants	24,708	12,220	—		36,928
Fixed Income
Asset-Backed Securities	—	87,636,606	—		87,636,606
Bank Loans	—	14,078,203	—		14,078,203
Convertible Bonds	—	9,869,425	—		9,869,425
Corporate Bonds	—	134,823,372	—		134,823,372
Government Securities & Agency Issue	—	10,901,527	—		10,901,527
Mortgage-Backed Securities	—	112,472,762	360,941	(1)	112,833,703

Total Fixed Income	—	369,781,895	360,941	**	370,142,836

Short-Term Investments
Repurchase Agreements	—	34,778,955	—		34,778,955
Treasury Bills	—	115,922,618	—		115,922,618

Total Short-Term Investments	—	150,701,573	—		150,701,573

Purchased Options	38,433	—	—		38,433

Total Investments in Securities in Assets	$141,262,636	$521,408,963	$1,746,290	**	$664,417,889

Unfunded Loan Commitments***	—	(181,254)	—		(181,254)

Short Sales
Common Stocks	(4,270,317)	—	—		(4,270,317)

Total Short Sales	(4,270,317)	—	—		(4,270,317)

Total Investments in Securities in Liabilities	$(4,270,317)	$—	$—		$(4,270,317)

Other Financial Instruments*
Forward Foreign Currency Exchange Contracts	$—	$(455,547)	$—		$(455,547)
Futures	(1,623,684)	—	—		(1,623,684)
Swaps - Credit Default	—	309,841	—		309,841
Swaps - Total Return	—	(841,155)	—		(841,155)
Written Options	(33,886)	—	—		(33,886)

(a)	See Fund’s Schedule of Investments in Securities for sector classifications.

*

Other financial instruments are derivative instruments, such as futures, forward foreign currency exchange, swaps contracts and written options. Futures, forward foreign currency exchange and swap contracts are valued at the unrealized appreciation (depreciation) on the instrument, while written options are valued at fair value.

**	Significant unobservable inputs were used in determining the value of portfolio securities for the Alternative Strategies Fund .

***	Unfunded Loan Commitments are shown at the unrealized appreciation (depreciation).

(1)

These securities were priced by a pricing service; however, the Advisor/Sub-Advisor used their fair value procedures based on other available inputs which more accurately reflected the current fair value of these securities.

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NOTES TO FINANCIAL STATEMENTS – (Continued)

High Income Fund

Description	Level 1 - Quoted prices in active markets for identical assets	Level 2 - Significant other observable inputs	Level 3 - Significant unobservable inputs		Total
Equity(a)
Common Stocks	$—	$219	$9,720		$9,939
Preferred Stocks	1,526,129	—	—		1,526,129

Total Equity	1,526,129	219	9,720		1,536,068

Fixed Income
Asset-Backed Securities	—	18,840,881	—		18,840,881
Bank Loans	—	16,620,034	—		16,620,034
Convertible Bonds	—	258,915	—		258,915
Corporate Bonds	—	32,606,945	137,684	**	32,744,629
Government Securities & Agency Issue	—	4,639,171	—		4,639,171
Mortgage-Backed Securities	—	10,181,267	—		10,181,267
Municipal Bonds	—	113,665	—		113,665

Total Fixed Income	—	83,260,878	137,684	**	83,398,562

Short-Term Investments
Money Market Funds	2,265,202	—	—		2,265,202
Repurchase Agreements	—	2,082,373	—		2,082,373
Treasury Bills	—	98,458	—		98,458

Total Short-Term Investments	2,265,202	2,180,831	—		4,446,033

Purchased Options	—	2,571	—		2,571

Total Investments in Securities in Assets	$3,791,331	$85,444,499	$147,404	**	$89,383,234

Unfunded Loan Commitments***	—	(2,260)	—		(2,260)

Other Financial Instruments*
Forward Foreign Currency Exchange Contracts	$—	$(19,908)	$—		$(19,908)
Futures	76,475	—	—		76,475
Swaps - Credit Default	—	(33,220)	—		(33,220)
Swaps - Total Return	—	460	—		460
Written Options	(39,728)	—	—		(39,728)

(a)	See Fund’s Schedule of Investments in Securities for sector classifications.

*

Other financial instruments are derivative instruments, such as futures, forward foreign currency exchange, swaps contracts and written options. Futures, forward foreign currency exchange and swap contracts are valued at the unrealized appreciation (depreciation) on the instrument, while written options are valued at fair value.

**	Significant unobservable inputs were used in determining the value of portfolio securities for the High Income Fund .

***	Unfunded Loan Commitments are shown at the unrealized appreciation (depreciation).

Dolan McEniry Corporate Bond Fund

Description	Level 1 - Quoted prices in active markets for identical assets	Level 2 - Significant other observable inputs	Level 3 - Significant unobservable inputs	Total
Fixed Income
Corporate Bonds	$—	$186,514,568	$—	$186,514,568

Total Fixed Income	—	186,514,568	—	186,514,568

Short-Term Investments
Treasury Bills	—	11,306,931	—	11,306,931

Total Investments in Securities in Assets	$—	$197,821,499	$—	$197,821,499

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NOTES TO FINANCIAL STATEMENTS – (Continued)

DBi Managed Futures Strategy ETF (Consolidated)

Description	Level 1 - Quoted prices in active markets for identical assets	Level 2 - Significant other observable inputs	Level 3 - Significant unobservable inputs	Total
Short-Term Investments
Repurchase Agreements	$—	$11,639,683	$—	$11,639,683
Treasury Bills	—	575,085,521	—	575,085,521

Total Short-Term Investments	—	586,725,204	—	586,725,204

Total Investments in Securities in Assets	$—	$586,725,204	$—	$586,725,204

Other Financial Instruments*
Futures	$(11,388,396)	$—	$—	$(11,388,396)

*

Other financial instruments are derivative instruments, such as futures, forward foreign currency exchange, swaps contracts and written options. Futures, forward foreign currency exchange and swap contracts are valued at the unrealized appreciation (depreciation) on the instrument, while written options are valued at fair value.

DBi Hedge Strategy ETF

Description	Level 1 - Quoted prices in active markets for identical assets	Level 2 - Significant other observable inputs	Level 3 - Significant unobservable inputs	Total
Short-Term Investments
Repurchase Agreements	$—	$1,167,895	$—	$1,167,895
Treasury Bills	—	30,241,566	—	30,241,566

Total Short-Term Investments	—	31,409,461	—	31,409,461

Total Investments in Securities	$—	$31,409,461	$—	$31,409,461

Other Financial Instruments*
Futures	$546,946	$—	$—	$546,946

*

Other financial instruments are derivative instruments, such as futures, forward foreign currency exchange, swaps contracts and written options. Futures, forward foreign currency exchange and swap contracts are valued at the unrealized appreciation (depreciation) on the instrument, while written options are valued at fair value.

RBA Responsible Global Allocation ETF

Description	Level 1 - Quoted prices in active markets for identical assets	Level 2 - Significant other observable inputs	Level 3 - Significant unobservable inputs	Total
Equity
Exchange-Traded Funds	$6,897,891	$—	$—	$6,897,891

Total Equity	6,897,891	—	—	6,897,891

Total Investments in Securities	$6,897,891	$—	$—	$6,897,891

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NOTES TO FINANCIAL STATEMENTS – (Continued)

Berkshire Dividend Growth ETF

Description	Level 1 - Quoted prices in active markets for identical assets	Level 2 - Significant other observable inputs	Level 3 - Significant unobservable inputs	Total
Equity(a)
Common Stocks	$1,272,758	$—	$—	$1,272,758

Total Equity	1,272,758	—	—	1,272,758

Total Investments in Securities	$1,272,758	$—	$—	$1,272,758

(a)	See Fund’s Schedule of Investments in Securities for sector classifications.

Note 7 – Commitments and Contingencies

The Funds may make commitments pursuant to bridge loan facilities. Such commitments typically remain off balance sheet as it is more likely than not, based on good faith judgement of the Advisor, that such bridge facilities will not ever fund. As of December 31, 2023, the High Income Fund had $266,030 outstanding bridge facility commitments.

Note 8 – Other Derivative Information

At December 31, 2023, the Funds are invested in derivative contracts which are reflected in the Statements of Assets and Liabilities as follows:

Alternative Strategies Fund (Consolidated)
		Derivative Assets		Derivative Liabilities
Risk		Statements of Assets and Liabilities Location	Fair Value Amount	Statements of Assets and Liabilities Location	Fair Value Amount
Currency		Unrealized gain on forward foreign currency exchange contracts	$115,512	Unrealized loss on forward foreign currency exchange contracts	$(571,059)
		Unrealized gain on futures contracts*	114,440	Unrealized loss on futures contracts*	(428,109)
Commodity		Unrealized gain on futures contracts*	73,430	Unrealized loss on futures contracts*	—
Interest rate		Unrealized gain on futures contracts*	1,931,278	Unrealized loss on futures contracts*	(3,240,607)
		Investments in securities(1)	12,688	Written options	(26,688)
Credit		Unrealized gain on swap contracts**	6,071,954	Unrealized loss on swap contracts**	(5,762,113)
Equity		Unrealized gain on swap contracts	—	Unrealized loss on swap contracts	(841,155)
		Unrealized gain on futures contracts*	1,091,174	Unrealized loss on futures contracts*	(1,165,290)
		Investments in securities(1)	25,745	Written options	(7,198)

	Total		$9,436,221		$(12,042,219)

*  Includes cumulative appreciation/depreciation on futures contracts described previously. Only current day’s variation margin is reported within the Consolidated Statements of Assets and
Liabilities.

**  Includes cumulative appreciation/depreciation on centrally cleared swaps.

(1)   The Consolidated Statements of Assets and Liabilities location for “Purchased Options” is
“Investments in securities”.

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High Income Fund
		Derivative Assets		Derivative Liabilities
Risk		Statements of Assets and Liabilities Location	Fair Value Amount	Statements of Assets and Liabilities Location	Fair Value Amount
Currency		Unrealized gain on forward foreign currency exchange contracts	$—	Unrealized loss on forward foreign currency exchange contracts	$(19,908)
Interest rate		Unrealized gain on futures contracts*	76,475	Unrealized loss on futures contracts*	—
		Investments in securities(1)	2,571	Written options	—
Credit		Unrealized gain on swap contracts**	—	Unrealized loss on swap contracts**	(33,220)
Equity		Unrealized gain on swap contracts	4,770	Unrealized loss on swap contracts	(4,310)
		Investments in securities(1)	—	Written options	(39,728)

	Total		$83,816		$(97,166)

*  Includes cumulative appreciation/depreciation on futures contracts described previously. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

**  Includes cumulative appreciation/depreciation on centrally cleared swaps.

(1)   The Statements of Assets and Liabilities location for “Purchased Options” is “Investments in securities”.

DBi Managed Futures Strategy ETF (Consolidated)
		Derivative Assets		Derivative Liabilities
Risk		Statements of Assets and Liabilities Location	Fair Value Amount	Statements of Assets and Liabilities Location	Fair Value Amount
Currency		Unrealized gain on futures contracts*	$575,266	Unrealized loss on futures contracts*	$(3,083,485)
Commodity		Unrealized gain on futures contracts*	603,851	Unrealized loss on futures contracts*	—
Interest rate		Unrealized gain on futures contracts*	346,579	Unrealized loss on futures contracts*	(7,272,269)
Equity		Unrealized gain on futures contracts*	4,307,025	Unrealized loss on futures contracts*	(6,865,363)

	Total		$5,832,721		$(17,221,117)

	* Includes cumulative appreciation/depreciation on futures contracts described previously. Only current day’s variation margin is reported within the Consolidated Statements of Assets and Liabilities.

DBi Hedge Strategy ETF
		Derivative Assets		Derivative Liabilities
Risk		Statements of Assets and Liabilities Location	Fair Value Amount	Statements of Assets and Liabilities Location	Fair Value Amount
Currency		Unrealized gain on futures contracts*	$94,967	Unrealized loss on futures contracts*	$—
Interest rate		Unrealized gain on futures contracts*	118,669	Unrealized loss on futures contracts*	(206,618)
Equity		Unrealized gain on futures contracts*	547,484	Unrealized loss on futures contracts*	(7,556)

	Total		$761,120		$(214,174)

	* Includes cumulative appreciation/depreciation on futures contracts described previously. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

Notes to Financial Statements	153

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NOTES TO FINANCIAL STATEMENTS – (Continued)

For the year ended December 31, 2023, the effect of derivative contracts in the Funds’ Statements of Operations were as follows:

Alternative Strategies Fund (Consolidated)
		Statements of Operations
Risk		Derivative Type	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Notional Amount
Currency		Forward foreign currency exchange contracts	$(133,979)	$(247,817)	37,622,019	(a)
		Future contracts	3,063,272	(474,756)	55,712,948	(b)
Commodity		Future contracts	(5,719,342)	188,545	15,079,831	(b)
Interest rate		Future contracts	626,701	(2,769,692)	387,490,413	(b)
		Purchased option contracts	—	(4,054)	36	(d)
		Written option contracts	(158,372)	(555)	49	(d)
Credit		Swap contracts	5,019,733	(2,925,900)	825,160,417	(b)(c)
Equity		Swap contracts	(3,871,107)	(1,862,065)	51,602,583	(b)(c)
		Future contracts	(7,477,313)	464,165	53,280,829	(b)
		Purchased option contracts	(409,354)	22,005	1,585	(d)
		Written option contracts	5,565	282	232	(d)

	Total		$(9,054,196)	$(7,609,842)

(a)	Average notional values are based on the average of monthly end contract values for the year ended December 31, 2023.

(b)	Average notional values are based on the average of monthly end notional balances for the year ended December 31, 2023.

(c)	Notional amount is denoted in local currency.

(d)	Average contracts are based on the average of monthly end contracts for the year ended December 31, 2023.

High Income Fund
		Statements of Operations
Risk		Derivative Type	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Notional Amount
Currency		Forward foreign currency exchange contracts	$14,159	$(21,388)	609,855	(a)
Interest rate		Swap contracts	(252,262)	201,636	1,400,000	(b)(c)
		Future contracts	(136,533)	127,656	3,761,277	(b)
		Purchased option contracts	(16,489)	(10,244)	6,658,333	(b)
Credit		Swap contracts	(33,562)	(30,750)	1,637,167	(b)(c)
		Purchased option contracts	(1,359)	—	225,000	(d)
Equity		Swap contracts	875	460	78,315	(b)(c)
		Purchased option contracts	(21,483)	—	1	(d)
		Written option contracts	1,056,695	(72,822)	42	(d)

	Total		$610,041	$194,548

(a)	Average notional values are based on the average of monthly end contract values for the year ended December 31, 2023.

(b)	Average notional values are based on the average of monthly end notional balances for the year ended December 31, 2023.

(c)	Notional amount is denoted in local currency.

(d)	Average contracts are based on the average of monthly end contracts for the year ended December 31, 2023.

154	Litman Gregory Funds Trust

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NOTES TO FINANCIAL STATEMENTS – (Continued)

DBi Managed Futures Strategy ETF (Consolidated)
		Statements of Operations
Risk		Derivative Type	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Notional Amount(a)
Currency		Future contracts	$15,778,888	$(3,938,175)	352,652,688
Commodity		Future contracts	(44,307,890)	2,141,627	128,422,376
Interest rate		Future contracts	(15,776,568)	(12,236,907)	1,102,560,440
Equity		Future contracts	(52,114,376)	(3,157,221)	265,327,629

	Total		$(96,419,946)	$(17,190,676)

(a)	Average notional values are based on the average of monthly end notional balances for the year ended December 31, 2023.

DBi Hedge Strategy ETF
		Statements of Operations
Risk		Derivative Type	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Notional Amount(a)
Currency		Future contracts	$(273,089)	$103,714	2,800,474
Interest rate		Future contracts	73,832	(90,405)	14,321,268
Equity		Future contracts	298,828	732,023	9,465,952

	Total		$99,571	$745,332

(a)	Average notional values are based on the average of monthly end notional balances for the year ended December 31, 2023.

The Funds are subject to various Master Netting Arrangements, which govern the terms of certain transactions with select counterparties. The Master Netting Arrangements allow the Funds to close out and net their total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty. The Master Netting Arrangements also specify collateral posting arrangements at pre-arranged exposure levels. Under the Master Netting Arrangements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Netting Arrangement with a counterparty in a given account exceeds a specified threshold depending on the counterparty and the type of Master Netting Arrangement.

At December 31, 2023, Global Select Fund, International Fund, Alternative Strategies Fund, High Income Fund, DBi Managed Futures Strategy ETF, and DBi Hedge Strategy ETF had investments in repurchase agreements with a gross value of $4,034,971, $13,139,674, $34,778,955, $2,082,373, $11,639,683, and $1,167,895, respectively, which are reflected as repurchase agreements on the Statements of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2023.

Notes to Financial Statements	155

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NOTES TO FINANCIAL STATEMENTS – (Continued)

The following tables represent the disclosure for derivative instruments related to offsetting assets and liabilities for each of the Funds as of December 31, 2023:

Alternative Strategies Fund (Consolidated)
	Derivative Assets					Derivative Liabilities
Counterparty	Purchased Options	Futures(1)	Swaps(2)	Forward Currency Contracts	Total	Futures(1)	Swaps(2)	Forward Currency Contracts	Written Options	Total	Net Derivative Asset (Liabilities)	Collateral (Received) Pledged(3)	Net Amount
Bank of America N.A.	$—	$—	$—	$—	$—	$—	$—	$(78,246)	$—	$(78,246)	$(78,246)	$—	$(78,246)
Barclays Bank Plc	—	—	—	—	—	—	—	(22,049)	—	(22,049)	(22,049)	—	(22,049)
Citigroup Global Markets, Inc.	—	482,668	—	—	482,668	(1,296,767)	—	—	—	(1,296,767)	(814,099)	—	(814,099)
JPMorgan Chase Bank N.A.	12,688	1,274,211	—	111,616	1,398,515	(767,508)	(841,155)	(47,431)	(26,688)	(1,682,782)	(284,267)	284,267	—
Morgan Stanley & Co.	25,745	—	—	3,896	29,641	—	—	(423,333)	(7,198)	(430,531)	(400,890)	400,890	—
StoneX Financial, Inc.	—	1,453,443	—	—	1,453,443	(2,769,731)	—	—	—	(2,769,731)	(1,316,288)	1,316,288	—

Total	$38,433	$3,210,322	$—	$115,512	$3,364,267	$(4,834,006)	$(841,155)	$(571,059)	$(33,886)	$(6,280,106)	$(2,915,839)	$2,001,445	$(914,394)

(1)

Includes cumulative appreciation (depreciation) of futures contracts as reported in the Consolidated Schedule of Investments in Futures. Only current day’s variation margin is reported within the Consolidated Statements of Assets and Liabilites.

(2)

Does not include the unrealized appreciation (depreciation) of centrally cleared swaps as reported in the Consolidated Schedule of Investments in Swaps. Only the variation margin is reported within the Consolidated Statement of Assets and Liabilities.

(3)	The actual collateral pledged (received) may be more than the amounts shown.

High Income Fund
	Derivative Assets					Derivative Liabilities
Counterparty	Purchased Options	Futures(1)	Swaps(2)	Forward Currency Contracts	Total	Futures(1)	Swaps(2)	Forward Currency Contracts	Written Options	Total	Net Derivative Asset (Liabilities)	Collateral (Received) Pledged(3)	Net Amount
Bank of America N.A.	$467	$31,494	$1,345	$—	$33,306	$—	$—	$(2,030)	$—	$(2,030)	$31,276	$—	$31,276
Barclays Bank Plc	935	—	—	—	935	—	—	(17,878)	—	(17,878)	(16,943)	—	(16,943)
Goldman Sachs & Co.	1,013	44,981	—	—	45,994	—	—	—	—	—	45,994	—	45,994
JPMorgan Chase Bank N.A.	—	—	3,425	—	3,425	—	(4,310)	—	—	(4,310)	(885)	—	(885)
Morgan Stanley & Co.	156	—	—	—	156	—	—	—	—	—	156	—	156
UBS Securities LLC	—	—	—	—	—	—	—	—	(39,728)	(39,728)	(39,728)	—	(39,728)

Total	$2,571	$76,475	$4,770	$—	$83,816	$—	$(4,310)	$(19,908)	$(39,728)	$(63,946)	$19,870	$—	$19,870

(1)

Includes cumulative appreciation (depreciation) of futures contracts as reported in the Schedule of Investments in Futures. Only current day’s variation margin is reported within the Statements of Assets and Liabilites.

(2)

Does not include the unrealized appreciation (depreciation) of centrally cleared swaps as reported in the Schedule of Investments in Swaps. Only the variation margin is reported within the Statement of Assets and Liabilities.

(3)	The actual collateral pledged (received) may be more than the amounts shown.

DBi Managed Futures Strategy ETF (Consolidated)
	Derivative Assets					Derivative Liabilities
Counterparty	Purchased Options	Futures(1)	Swaps	Forward Currency Contracts	Total	Futures(1)	Swaps	Forward Currency Contracts	Written Options	Total	Net Derivative Asset (Liabilities)	Collateral (Received) Pledged(2)	Net Amount
Societe Generale	$—	$5,832,721	$—	$—	$5,832,721	$(17,221,117)	$—	$—	$—	$(17,221,117)	$(11,388,396)	$11,388,396	$—

(1)

Includes cumulative appreciation (depreciation) of futures contracts as reported in the Consolidated Schedule of Investments in Futures. Only current day’s variation margin is reported within the Consolidated Statements of Assets and Liabilites.

(2)	The actual collateral pledged (received) may be more than the amounts shown.

156	Litman Gregory Funds Trust

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NOTES TO FINANCIAL STATEMENTS – (Continued)

DBi Hedge Strategy ETF
	Derivative Assets					Derivative Liabilities
Counterparty	Purchased Options	Futures(1)	Swaps	Forward Currency Contracts	Total	Futures(1)	Swaps	Forward Currency Contracts	Written Options	Total	Net Derivative Asset (Liabilities)	Collateral (Received) Pledged	Net Amount
Mizuho Securities	$—	$761,120	$—	$—	$761,120	$(214,174)	$—	$—	$—	$(214,174)	$546,946	$—	$546,946

(1)

Includes cumulative appreciation (depreciation) of futures contracts as reported in the Schedule of Investments in Futures. Only current day’s variation margin is reported within the Statements of Assets and Liabilites.

Note 9 – Income Taxes and Distributions to Shareholders

As of December 31, 2023, the components of accumulated earnings (losses) for income tax purposes were as follows:

	Global Select Fund	International Fund	Oldfield International Value Fund	SBH Focused Small Value Fund
Tax cost of Investments and derivatives	$101,149,452	$206,125,706	$31,503,644	$42,964,433
Gross Tax Unrealized Appreciation	20,197,115	35,809,271	6,166,506	11,647,666
Gross Tax Unrealized Depreciation	(4,105,196)	(19,870,031)	(2,350,594)	(2,133,730)

Net Tax unrealized appreciation (depreciation) on investments and derivatives	16,091,919	15,939,240	3,815,912	9,513,936
Net Tax unrealized appreciation (depreciation) on foreign currency	(20,585)	(11,649)	(1,064)	—

Net Tax unrealized appreciation (depreciation)	16,071,334	15,927,591	3,814,848	9,513,936

Undistributed Ordinary Income	497,312	200,099	299,174	—

Undistributed Long-Term Capital Gains	49,215	—	86,769	597,562

Capital Loss Carry Forward	—	(34,753,999)	—	—

Late Year Ordinary Loss Deferral	—	—	—	—

Other Accumulated Gains	—	—	—	—

Total accumulated gain/(loss)	$16,617,861	$(18,626,309)	$4,200,791	$10,111,498

	Alternative Strategies Fund (Consolidated)	High Income Fund	Dolan McEniry Corporate Bond Fund
Tax cost of Investments and derivatives	$738,484,748	$93,186,004	$198,966,672
Gross Tax Unrealized Appreciation	39,488,511	1,205,415	3,148,842
Gross Tax Unrealized Depreciation	(118,803,947)	(5,050,484)	(4,294,015)

Net Tax unrealized appreciation (depreciation) on investments and derivatives	(79,315,436)	(3,845,069)	(1,145,173)
Net Tax unrealized appreciation (depreciation) on foreign currency	440	(60,483)	—

Net Tax unrealized appreciation (depreciation)	(79,314,996)	(3,905,552)	(1,145,173)

Undistributed Ordinary Income	202,459	—	—

Undistributed Long-Term Capital Gains	—	—	—

Capital Loss Carry Forward	(61,749,136)	(2,916,927)	(2,720,009)

Late Year Ordinary Loss Deferral	—	—	—

Straddle Loss Deferral	(2,545,803)	—	—

Other Accumulated Losses	(5,930)	—	1

Total accumulated gain/(loss)	$(143,413,406)	$(6,822,479)	$(3,865,181)

Notes to Financial Statements	157

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NOTES TO FINANCIAL STATEMENTS – (Continued)

	DBi Managed Futures Strategy ETF (Consolidated)	DBi Hedge Strategy ETF	RBA Responsible Global Allocation ETF	Berkshire Dividend Growth ETF
Tax cost of Investments and derivatives	$588,972,598	$31,403,714	$6,877,425	$1,228,323
Gross Tax Unrealized Appreciation	712,484	5,747	165,682	63,718
Gross Tax Unrealized Depreciation	(2,356,027)	—	(145,216)	(19,283)

Net Tax unrealized appreciation (depreciation) on investments and derivatives	(1,643,543)	5,747	20,466	44,435
Net Tax unrealized appreciation (depreciation) on foreign currency	—	—	—	—

Net Tax unrealized appreciation (depreciation)	(1,643,543)	5,747	20,466	44,435

Undistributed Ordinary Income	—	150	—	—

Undistributed Long-Term Capital Gains	—	—	—	—

Capital Loss Carry Forward	(116,032,920)	(252,373)	(326,093)	(81)

Late Year Ordinary Loss Deferral	—	—	—	—

Other Accumulated Gains	—	—	—	—

Total accumulated gain/(loss)	$(117,676,463)	$(246,476)	$(305,627)	$44,354

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to wash sales, premium amortization accruals, forward foreign currency exchange contracts mark to market, futures contracts mark to market, options contracts mark to market, swap contracts mark to market, passive foreign investment company adjustments, partnership basis adjustments, organizational expenses, constructive sales, 305(c) adjustment, and non REIT return of capital basis adjustments.

For the year or period ended December 31, 2023, capital loss carry over used in current year was as follows:

Fund	Capital Loss Carryover Utilized Short-Term	Capital Loss Carryover Utilized Long-Term
International Fund	$233,484	$4,329,444
Oldfield International Value Fund	148,600	1,120,081
SBH Focused Small Value Fund	147,881	1,293,394
DBi Hedge Strategy ETF	239,230	354,753

The capital loss carry forwards for each Fund were as follows:

	International Fund	Alternative Strategies Fund (Consolidated)	High Income Fund	Dolan McEniry Corporate Bond Fund	DBi Managed Futures Strategy ETF
Capital Loss Carryforwards
Perpetual Short-Term	$(27,794,169)	$(37,053,548)	$(633,032)	$(366,108)	$(31,097,586)
Perpetual Long-Term	(6,959,830)	(24,695,588)	(2,283,895)	(2,353,901)	(84,935,334)

Total	$(34,753,999)	$(61,749,136)	$(2,916,927)	$(2,720,009)	$(116,032,920)

	DBi Hedge Strategy ETF	RBA Responsible Global Allocation ETF	Berkshire Dividend Growth ETF
Capital Loss Carryforwards
Perpetual Short-Term	$(187,586)	$(126,081)	$(81)
Perpetual Long-Term	(64,787)	(200,012)	—

Total	$(252,373)	$(326,093)	$(81)

158	Litman Gregory Funds Trust

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NOTES TO FINANCIAL STATEMENTS – (Continued)

Additionally, GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended December 31, 2023, the following table shows the reclassifications made:

Fund	Accumulated Distributable Earnings (Deficit)	Paid In Capital
Global Select Fund*	$(465,386)	$465,386
International Fund*	—	—
Oldfield International Value Fund*	(90,016)	90,016
SBH Focused Small Value Fund*	(291,241)	291,241
Alternative Strategies Fund (Consolidated)*	1,894,140	(1,894,140)
High Income Fund*	524,711	(524,711)
Dolan McEniry Corporate Bond Fund*	(22,356)	22,356
DBi Managed Futures Strategy ETF (Consolidated)*	74,498,441	(74,498,441)
DBi Hedge Strategy ETF*	358,530	(358,530)
RBA Responsible Global Allocation ETF*	(52,967)	52,967
Berkshire Dividend Growth ETF*	102	(102)

*

The permanent differences primarily relate to premium amortization, foreign currency gains/losses, paydown gains/losses, passive foreign investment company gains/losses, swaps adjustments, Subsidiary adjustments, equalization adjustments, and tax treatment of partnerships.

The tax composition of dividends (other than return of capital dividends), for the year ended December 31, 2023 and the year ended December 31, 2022 were as follows:

	2023			2022
Fund	Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
Global Select Fund	$982,632	$3,697,048	$—	$240,225	$30,181,426	$—
International Fund	2,248,768	—	—	1,809,650	—	—
Oldfield International Value Fund	918,384	—	—	430,948	—	83,911
SBH Focused Small Value Fund	347,833	3,594,970	—	—	—	—
Alternative Strategies Fund (Consolidated)	32,887,667	—	—	47,948,888	—	—
High Income Fund	5,462,695	—	—	5,028,188	—	—
Dolan McEniry Corporate Bond Fund	5,685,475	—	—	1,861,835	80,695	—
DBi Managed Futures Strategy ETF (Consolidated)	18,430,660	—	1,658,620	48,855,060	22,694,665	367,075
DBi Hedge Strategy ETF	992,005	—	—	226,550	—	—
RBA Responsible Global Allocation ETF	184,305	—	—	119,006	—	—
Berkshire Dividend Growth ETF	11,250	—	—	—	—	—

The Funds did not have any unrecognized tax benefits at December 31, 2023, nor were there any increases or decreases in unrecognized tax benefits for the year ended December 31, 2023. The Funds are subject to examination by the U.S. federal and state tax authorities for returns filed for the prior three and four fiscal years, respectively.

Note 10 – Line of Credit

The Trust has an unsecured, uncommitted $75,000,000 line of credit with the Custodian, for the Global Select Fund, International Fund, Oldfield International Value Fund, SBH Focused Small Value Fund, High Income Fund, and Dolan McEniry Corporate Bond Fund (the “Six Funds”) expiring on April 26, 2024. Under this agreement, borrowing interest rate is equal to the sum of applicable margin of 1.00%, and applicable rate of 0.10%, plus the higher of (i) the Federal Funds Effective Rate and (ii) Overnight Bank Funding Rate. There is no annual commitment fee on the uncommitted line of credit. There was $25,000 annual administrative fee charged at the May 1, 2023 renewal. The Trust also has a secured, uncommitted $125,000,000 line of credit for the Alternative Strategies Fund with the Custodian, expiring on July 18, 2024. There is no annual commitment fee but, a non-refundable up-front fee of $50,000 paid for each yearly amendment. The line of credit is secured by a general security interest in substantially all of the Alternative Strategies Fund’s assets. Under this agreement, the borrowing rate is the Overnight Margin (1.25%) plus the higher of (i) the Federal Funds Effective Rate and (ii) the Overnight Bank Funding Rate.

Notes to Financial Statements	159

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NOTES TO FINANCIAL STATEMENTS – (Continued)

Amounts outstanding to the Six Funds under the Facility at no time shall exceed in the aggregate at any time the least of (a) $75,000,000; (b) 10% of the value of the total assets of each Fund less such Fund’s total liabilities not represented by senior securities less the value of any assets of the Fund pledged to, or otherwise segregated for the benefit of a party other than the Custodian and in connection with a liability not reflected in the calculation of the Fund’s total liabilities. Amounts outstanding for the Alternative Strategies Fund at no time shall exceed in the aggregate at any time the lesser of the (a) Borrowing Base, (b) the Facility amount of $125,000,000 and (c) should not have an aggregate amount of outstanding senior securities representing indebtedness the least of (i) 33 1/3% of the Alternative Strategies Fund’s net assets and (ii) the maximum amount that the Fund would be permitted to incur pursuant to applicable law.

For the year ended December 31, 2023, the interest expense was $39,533 for Global Select Fund, $2,771 for Oldfield International Value Fund, $4,287 for SBH Focused Small Value Fund, $169,435 for Alternative Strategies Fund, $20,926 for High Income Fund, and $3,692 for Dolan McEniry Corporate Bond Fund. For the year ended December 31, 2023, there were no borrowings for the International Fund, and there was no balance outstanding at the end of the period. There was no balance outstanding at December 31, 2023 for the Global Select Fund, Alternative Strategies Fund, High Income Fund, and Dolan McEniry Corporate Bond Fund. The outstanding balance at December 31, 2023 for the Oldfield International Value Fund and the SBH Focused Small Value Fund was $800,000 and $2,000,000, respectively. The average borrowing for the year ended December 31, 2023 for the Global Select Fund for the period the line was drawn was $6,500,000, at an average borrowing rate of 5.4738%. The average borrowing for the year ended December 31, 2023 for the Oldfield International Value Fund for the period the line was drawn was $638,462, at an average borrowing rate of 5.8915%. The average borrowing for the year ended December 31, 2023 for the SBH Focused Small Value Fund for the period the line was drawn was $2,000,000, at an average borrowing rate of 6.4300%. The average borrowing for the year ended December 31, 2023 for the Alternative Strategies Fund for the period the line was drawn was $33,107,143, at an average borrowing rate of 6.5800%. The average borrowing for the year ended December 31, 2023 for the High lncome Fund for the period the line was drawn was $3,422,500, at an average borrowing rate of 5.4738%. The average borrowing for the year ended December 31, 2023 for the Dolan McEniry Corporate Bond Fund for the period the line was drawn was $11,699,294, at an average borrowing rate of 5.6800%. During the year ended December 31, 2023, the maximum borrowing was $6,500,000, $800,000, $2,000,000, $46,000,000, $5,700,000, and $11,699,294 for the Global Select Fund, Oldfield International Value Fund, SBH Focused Small Value Fund, Alternative Strategies Fund, High Income Fund, and Dolan McEniry Corporate Bond Fund, respectively.

Note 11 – Principal Risks

Below are summaries of the principal risks of investing in one or more of the Funds, each of which could adversely affect a Fund’s net asset value, yield and total return. Each risk listed below does not necessarily apply to each Fund, and you should read a Fund’s prospectus carefully for a description of the principal risks associated with investing in a particular Fund.

•

Asset-Backed Securities Risk. This is the risk that the impairment of the value of the collateral underlying a security in which the Alternative Strategies Fund and the High Income Fund invest, such as the non-payment of loans, will result in a reduction in the value of the security. The value of these securities may also fluctuate in response to the market’s perception of the value of issuers or collateral.

•

Below Investment-Grade Fixed Income Securities Risk. This is the risk of investing in below investment-grade fixed income securities (also known as “junk bonds”), which may be greater than that of higher rated fixed income securities. These securities are rated Ba1 through C by Moody’s Investors Service (“Moody’s”) or BB+ through D by Standard & Poor’s Rating Group (“S&P”) (or comparably rated by another nationally recognized statistical rating organization), or, if not rated by Moody’s or S&P, are considered by the sub-advisors to be of similar quality. These securities have greater risk of default than higher rated securities. The market value of these securities is more sensitive to corporate developments and economic conditions and can be volatile. Market conditions can diminish liquidity and make accurate valuations difficult to obtain. There is no limit to the Alternative Strategies Fund’s ability to invest in below investment-grade fixed income securities; however, under normal market conditions, it does not expect to invest more than 50% of its total assets in below investment-grade fixed income securities.

•	Capital Structure Arbitrage Risk. The perceived mispricing identified by the sub-advisor may not disappear or may even increase, in which case losses may be realized.

•

Collateral Risk. If the Alternative Strategies Fund, High Income Fund, DBi Managed Futures Strategy ETF, and DBi Hedge Strategy ETF ‘s financial instruments are secured by collateral, the issuer may have difficulty liquidating the collateral and/or the Fund may have difficulty enforcing its rights under the terms of the securities if an issuer defaults. Collateral may be insufficient or the Fund’s right to the collateral may be set aside by a court. Collateral will generally consist of assets that may not be readily liquidated, including for example, equipment, inventory, work in the process of manufacture, real property and payments to become due under contracts or other receivable obligations. There is no assurance that the liquidation of those assets would satisfy an issuer’s obligations under a financial instrument. Non-affiliates and affiliates of issuers of financial instruments may provide collateral in the form of secured and unsecured guarantees and/or security interests in assets that they own, which may also be insufficient to satisfy an issuer’s obligations under a financial instrument.

•

Collateralized Loan Obligations and Collateralized Debt Obligations Risk. Collateralized loan obligations (“CLOs”) bear many of the same risks as other forms of asset-backed securities, including interest rate risk, credit risk and default risk. As they are backed by pools of loans, CLOs also bear similar risks to investing in loans directly. CLOs issue classes or “tranches” that vary in risk and yield. CLOs may

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NOTES TO FINANCIAL STATEMENTS – (Continued)

experience substantial losses attributable to loan defaults. Losses caused by defaults on underlying assets are borne first by the holders of subordinate tranches. The Alternative Strategies Fund and High Income Fund’s investment in CLOs may decrease in market value when the CLO experiences loan defaults or credit impairment, the disappearance of a subordinate tranche, or market anticipation of defaults and investor aversion to CLO securities as a class.

Collateralized debt obligations (“CDOs”) are structured similarly to CLOs and bear the same risks as CLOs including interest rate risk, credit risk and default risk. CDOs are subject to additional risks because they are backed by pools of assets other than loans including securities (such as other asset-backed securities), synthetic instruments or bonds and may be highly leveraged. Like CLOs, losses incurred by a CDO are borne first by holders of subordinate tranches. Accordingly, the risks of CDOs depend largely on the type of underlying collateral and the tranche of CDOs in which the Fund invests. For example, CDOs that obtain their exposure through synthetic investments entail the risks associated with derivative instruments.

•

Commodity Risk. Exposure to the commodities markets (including financial futures markets) may subject the DBi Managed Futures Strategy ETF, through its investment in a wholly-owned subsidiary (the “Subsidiary”), and the Alternative Strategies Fund, through its investment in a wholly-owned subsidiary (the “Alternative subsidiary”), which are each organized under the laws of the Cayman Islands and is advised by its respective sub-advisor, to greater volatility than investments in traditional securities. Prices of commodities and related contracts may fluctuate significantly over short periods for a variety of reasons, including changes in interest rates, supply and demand relationships and balances of payments and trade; weather and natural disasters; governmental, agricultural, trade, fiscal, monetary and exchange control programs and policies, public health crises and trade or price wars among commodity producers or buyers. The commodity markets are subject to temporary distortions and other disruptions. U.S. futures exchanges and some foreign exchanges have regulations that limit the amount of fluctuation in futures contract prices which may occur during a single business day. Limit prices have the effect of precluding trading in a particular contract or forcing the liquidation of contracts at disadvantageous times or prices.

•

Communications Services Sector Risk. A Fund may invest a portion of its assets in the communications services sector. Media and communications companies may be significantly affected by product and service obsolescence due to technological advancement or development, competitive pressures, substantial capital requirements, fluctuating demand and changes in regulation.

•

Consumer Discretionary Sector Risk. A Fund may invest a portion of its assets in the consumer discretionary sector. The success of consumer product manufacturers and retailers is tied closely to the performance of the overall domestic and international economy, interest rates, competition and consumer confidence. Success depends heavily on disposable household income and consumer spending. Changes in demographics and consumer tastes can also affect the demand for, and success of, consumer products and services in the marketplace.

•

Consumer Staples Sector Risk. Certain of the Funds, through the implementation of their respective investment strategies, may from time to time invest a significant portion of their assets in the consumer staples sector, which includes, for example, the food and staples retailing industry, the food, beverage and tobacco industry and the household and personal products industry. This sector can be significantly affected by, among other factors, the regulation of various product components and production methods, marketing campaigns and changes in the global economy, consumer spending and consumer demand. Tobacco companies, in particular, may be adversely affected by new laws, regulations and litigations. Companies in the consumer staples sector may also be adversely affected by changes or trends in commodity prices, which may be influenced by unpredictable factors. These companies may be subject to severe competition, which may have an adverse impact on their profitability.

•

Convertible Arbitrage Risk. Arbitrage strategies involve engaging in transactions that attempt to exploit price differences of identical, related or similar securities on different markets or in different forms. A Fund may realize losses or reduced rate of return if underlying relationships among securities in which investment positions are taken change in an adverse manner or a transaction is unexpectedly terminated or delayed. Trading to seek short-term capital appreciation can be expected to cause the Fund’s portfolio turnover rate to be substantially higher than that of the average equity-oriented investment company, resulting in higher transaction costs and additional capital gains tax liabilities.

•

Convertible Securities Risk. This is the risk that the market value of convertible securities may fluctuate due to changes in, among other things, interest rates; other general economic conditions; industry fundamentals; market sentiment; the issuer’s operating results, financial statements, and credit ratings; and the market value of the underlying common or preferred stock.

•

Corporate Debt Obligations Risk. Corporate debt obligations are subject to the risk of an issuer’s inability to meet principal and interest payments on the obligations. Therefore, the Alternative Strategies Fund, the High Income Fund, and the Dolan McEniry Corporate Bond Fund may be indirectly exposed to such risks associated with corporate debt obligations.

•

Country/Regional Risk. World events – such as political upheaval, financial troubles, or natural disasters – may adversely affect the value of securities issued by companies in foreign countries or regions. Because each of the Global Select Fund, International Fund, and Oldfield International Value Fund may invest a large portion of its assets in securities of companies located in any one country or region,

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including emerging markets, the Fund’s performance may be hurt disproportionately by the poor performance of its investments in that area. This risk is heightened in emerging markets.

•

Currency Risk. This is the risk that investing in foreign currencies may expose the Fund to fluctuations in currency exchange rates and that such fluctuations in the exchange rates may negatively affect an investment related to a currency or denominated in a foreign currency. The Alternative Strategies Fund may invest in foreign currencies for investment and hedging purposes. All of the Funds may invest in foreign currencies for hedging purposes.

•

Cybersecurity Risk. Information and technology systems relied upon by the Funds, the Advisor, the sub-advisors, the Funds’ service providers (including, but not limited to, Fund accountants, custodians, transfer agents, administrators, distributors and other financial intermediaries) and/or the issuers of securities in which a Fund invests may be vulnerable to damage or interruption from computer viruses, network failures, computer and telecommunication failures, infiltration by unauthorized persons, security breaches, usage errors, power outages and catastrophic events such as fires, tornadoes, floods, hurricanes and earthquakes. Although the Advisor has implemented measures to manage risks relating to these types of events, if these systems are compromised, become inoperable for extended periods of time or cease to function properly, significant investment may be required to fix or replace them. The failure of these systems and/or of disaster recovery plans could cause significant interruptions in the operations of the Funds, the Advisor, the sub-advisors, the Funds’ service providers and/or issuers of securities in which a Fund invests and may result in a failure to maintain the security, confidentiality or privacy of sensitive data, including personal information relating to investors (and the beneficial owners of investors). Such a failure could also harm the reputation of the Funds, the Advisor, the sub-advisors, the Funds’ service providers and/or issuers of securities in which a Fund invests, subject such entities and their respective affiliates to legal claims or otherwise affect their business and financial performance.

•

Derivatives Risk. This is the risk that an investment in derivatives may not correlate completely to the performance of the underlying securities and may be volatile and that the insolvency of the counterparty to a derivative instrument could cause the Fund to lose all or substantially all of its investment in the derivative instrument, as well as the benefits derived therefrom.

•

Options Risk. This is the risk that an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves and may be subject to a complete loss of the amounts paid as premiums to purchase the options.

•

Futures Contracts Risk. This is the risk that an investment in futures contracts may be subject to losses that exceed the amount of the premiums paid and may subject the Fund’s net asset value to greater volatility.

•

P-Notes Risk. This is the risk that the performance results of P-Notes will not replicate exactly the performance of the issuers or markets that the P-Notes seek to replicate. Investments in P-Notes involve risks normally associated with a direct investment in the underlying securities as well as additional risks, such as counterparty risk.

•

Swaps Risk. Risks inherent in the use of swaps include: (1) swap contracts may not be assigned without the consent of the counterparty; (2) potential default of the counterparty to the swap; (3) absence of a liquid secondary market for any particular swap at any time; and (4) possible inability of the Fund to close out the swap transaction at a time that otherwise would be favorable for it to do so.

•

Emerging Markets Risk. A Fund may invest a portion of its assets in emerging market countries. Emerging market countries are those with immature economic and political structures, and investing in emerging markets entails greater risk than in developed markets. Such risks could include those related to government dependence on a few industries or resources, government-imposed taxes on foreign investment or limits on the removal of capital from a country, unstable government, and volatile markets.

•

Equity Hedge Strategy Risk. The DBi Hedge Strategy ETF uses various investment strategies that seek to identify the main drivers of performance of a diversified portfolio of the largest long/short equity hedge funds. These investment strategies involve the use of complex derivatives techniques, and there is no guarantee that these strategies will succeed. The use of such strategies and techniques may subject the Fund to greater volatility and loss than investing in individual equity securities. There can be no assurance that utilizing a certain approach or model will achieve a particular level of return or reduce volatility and loss.

•

Equity Securities Risk. This is the risk that the value of equity securities may fluctuate, sometimes rapidly and unpredictably, due to factors affecting the general market, an entire industry or sector, or particular companies. These factors include, without limitation, adverse changes in economic conditions, the general outlook for corporate earnings, interest rates or investor sentiment; increases in production costs; and significant management decisions. This risk is greater for small- and medium-sized companies, which tend to be more vulnerable to adverse developments than larger companies.

•

ETF Risk. The DBi Managed Futures Strategy ETF, the DBi Hedge Strategy ETF, the RBA Responsible Global Allocation ETF, and the Berkshire Dividend Growth ETF are each an ETF, and, as a result of an ETF’s structure, each is exposed to the following risks:

•

Authorized Participants, Market Makers, and Liquidity Providers Limitation Risk. The Fund has a limited number of financial institutions that may act as Authorized Participants (“APs”). In addition, there may be a limited number of market makers and/or

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liquidity providers in the marketplace. To the extent either of the following events occur, shares of the Fund (“Shares”) may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

•

Cash Redemption Risk. The Fund’s investment strategy may require it to redeem Shares for cash or to otherwise include cash as part of its redemption proceeds. The Fund may be required to sell or unwind portfolio investments to obtain the cash needed to distribute redemption proceeds. This may cause the Fund to recognize a capital gain that it might not have recognized if it had made a redemption in-kind. As a result, the Fund may pay out higher annual capital gain distributions than if the in-kind redemption process was used.

•

Costs of Buying or Selling Shares. Due to the costs of buying or selling Shares, including brokerage commissions imposed by brokers and bid/ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.

•

Shares May Trade at Prices Other Than NAV. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of Shares or during periods of market volatility. This risk is heightened in times of market volatility and volatility in the Fund’s portfolio holdings, periods of steep market declines, and periods when there is limited trading activity for Shares in the secondary market, in which case such premiums or discounts may be significant. If an investor purchases Shares at a time when the market price is at a premium to the NAV of the Shares or sells at a time when the market price is at a discount to the NAV of the Shares, then the investor may sustain losses that are in addition to any losses caused by a decrease in NAV.

•

Trading. Although Shares are listed for trading on a national securities exchange, and may be traded on other U.S. exchanges, there can be no assurance that Shares will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than Shares.

•

European Investment Risk. Each of the Global Select Fund, International Fund and Oldfield International Value Fund may invest a significant portion of its assets in issuers based in Western Europe and the United Kingdom (“UK”). The economies of countries in Europe are often closely connected and interdependent, and events in one country in Europe can have an adverse impact on other European countries. Efforts by the member countries of the European Union (“EU”) to continue to unify their economic and monetary policies may increase the potential for similarities in the movements of European markets and reduce the potential investment benefits of diversification within the region. However, the substance of these policies may not address the needs of all European economies. European financial markets have in recent years experienced increased volatility due to concerns with some countries’ high levels of sovereign debt, budget deficits and unemployment. Markets have also been affected by the withdrawal of the UK from the EU (an event commonly known as “Brexit”). On January 31, 2020, the UK officially withdrew from the EU. While the long-term consequences of Brexit remain unclear, Brexit has already resulted in periods of volatility in European and global financial markets. There remains significant market uncertainty regarding Brexit’s ramifications, and the range and potential implications of possible political, regulatory, economic and market outcomes are difficult to predict. The U.K. and Europe may be less stable than they have been in recent years, and investments in the U.K. and the EU may be difficult to value, or subject to greater or more frequent volatility. In the longer term, there is likely to be a period of significant political, regulatory and commercial uncertainty as the U.K. seeks to negotiate the terms of its future trading relationships. The U.K. and European economies and the broader global economy could be significantly impacted, which could potentially have an adverse effect on the value of a Fund’s investments. Brexit may also cause additional member states to contemplate departing from the EU, which would likely perpetuate political and economic instability in the region and cause additional market disruption in global financial markets.

•

Event-Driven Risk. Event-driven strategies seek to profit from the market inefficiencies surrounding market events, such as mergers, acquisitions, asset sales, restructurings, refinancings, recapitalizations, reorganizations or other special situations. Event-driven investing involves attempting to predict the outcome of a particular transaction as well as the optimal time at which to commit capital to it. Event-driven opportunities involve difficult legal as well as financial analysis, as some of the principal impediments to the consummation of major corporate events are often legal or regulatory rather than economic. In addition, certain of the securities issued in the context of major corporate events include complex call, put and other features, and it is difficult to precisely evaluate the terms and embedded option characteristics of these securities. A Fund may take both long and short positions in a wide range of securities, derivatives and other instruments in implementing its event-driven strategies.

•

Financial Sector Risk. A Fund may invest a portion of its assets in the financial services sector and, therefore, the performance of the Fund could be negatively impacted by events affecting this sector, including changes in interest rates, government regulation, the rate of defaults on corporate, consumer and government debt and the availability and cost of capital.

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•

Fixed Income Securities Risk. Interest rates may go up resulting in a decrease in value of the securities held by a Fund. Fixed income securities held by a Fund are also subject to interest rate risk, credit risk, call risk and liquidity risk, which are more fully described below.

•

Credit Risk. Credit risk is the risk that an issuer will not make timely payments of principal and interest. A credit rating assigned to a particular debt security is essentially an opinion as to the credit quality of an issuer and may prove to be inaccurate. There is also the risk that a bond issuer may “call,” or repay, its high yielding bonds before their maturity dates.

•

Interest Rate Risk. Interest rates may go up resulting in a decrease in the value of the securities held by a Fund. Interest rates have been historically low, so a Fund faces a heightened risk that interest rates may rise. Debt securities subject to prepayment can offer less potential for gains during a declining interest rate environment and similar or greater potential for loss in a rising interest rate environment.

•	Call Risk. During periods of declining interest rates, a bond issuer may “call” or repay its high yielding bonds before their maturity dates.

•

Liquidity Risk. Certain securities may be difficult or impossible to sell at the time and the price that a Fund would like. Trading opportunities are more limited for fixed income securities that have not received any credit ratings, have received ratings below investment grade or are not widely held. The values of these securities may fluctuate more sharply than those of other securities, and a Fund may experience some difficulty in closing out positions in these securities at prevailing market prices.

•

Foreign Investment and Emerging Markets Risks. This is the risk that an investment in foreign (non-U.S.) securities may cause the Funds to experience more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to factors such as currency conversion rate fluctuations, currency blockages, political and economic instability, differences in financial reporting, accounting and auditing standards, nationalization, expropriation or confiscatory taxation, and smaller and less-strict regulation of securities markets. These risks are greater in emerging markets. There is no limit to the Alternative Strategies Fund’s ability to invest in emerging market securities; however, under normal market conditions, it does not expect to invest more than 50% of its total assets in emerging market securities; however, some Funds may invest a portion of their assets in stocks of companies based outside of the United States.

•

Forward Contracts Risk. Forward contracts involve an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed by the parties in an amount and at a price set at the time of the contract. At the maturity of a forward contract, a fund may either accept or make delivery of the currency specified in the contract or, at or prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting contract. A Fund may invest in non-deliverable forwards, which are cash-settled, short-term forward contracts on foreign currencies that are non-convertible and that may be thinly traded or illiquid. The use of forward contracts involves various risks, including the risks associated with fluctuations in foreign currency and the risk that the counterparty will fail to fulfill its obligations.

•

General Market Risk; Recent Market Events. The value of a Fund’s shares will fluctuate based on the performance of the Fund’s investments and other factors affecting the securities markets generally. Certain investments selected for a Fund’s portfolio may be worth less than the price originally paid for them, or less than they were worth at an earlier time. The value of a Fund’s investments may go up or down, sometimes dramatically and unpredictably, based on current market conditions, such as real or perceived adverse political or economic conditions, inflation, changes in interest rates, lack of liquidity in the fixed income markets or adverse investor sentiment.

•

Healthcare Sector Risk. A Fund may invest a portion of its assets in the healthcare sector. The profitability of companies in the healthcare sector may be adversely affected by government regulations and government healthcare programs, increases or decreases in the cost of medical products and services and product liability claims, among other factors. Many healthcare companies are heavily dependent on patent protection, and the expiration of a company’s patent may adversely affect that company’s profitability. Healthcare companies are subject to competitive forces that may result in price discounting, and may be thinly capitalized and susceptible to product obsolescence.

•

Industrial Sector Risk. A Fund may invest a portion of its assets in the industrial sector. Companies in the industrial sector could be affected by, among other things, government regulation, world events and global economic conditions, insurance costs, and labor relations issues.

•

Investment in Investment Companies Risk. This is the risk that investing in other investment companies, including ETFs, CEFs, BDCs, unit investment trusts and open-end funds, subjects the Fund to those risks affecting the investment vehicle, including the possibility that the value of the underlying securities held by the investment vehicle could decrease or the portfolio becomes illiquid. Moreover, the High Income Fund and its shareholders will incur its pro rata share of the underlying vehicles’ expenses, which will reduce the Fund’s performance. In addition, investments in an ETF are subject to, among other risks, the risk that the ETF’s shares may trade at a discount or premium relative to the net asset value of the shares and the listing exchange may halt trading of the ETF’s shares. BDCs may carry risks similar to those of a private equity or venture capital fund. BDC company securities are not redeemable at the option of the

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shareholder and they may trade in the market at a discount to their net asset value. BDCs usually trade at a discount to their net asset value because they invest in unlisted securities and have limited access to capital markets. Shares of CEFs also frequently trade at a discount to their net asset value for those and other reasons.

•

Investment over 25% of Net assets. The RBA Responsible Global Allocation ETF invests greater than 25% of its assets in the iShares ESG Aware US Aggregate Bond ETF. The RBA Responsible Global Allocation ETF may redeem its investment at any time if the Advisor determines if it is in the best interest of the ETF and its shareholders to do so. The performance of the ETF will be directly affected by the performance of this investment. The financial statements of the investment, including the schedule of investments, can be found on the Securities and Exchange Commission’s website www.sec.gov and should be read in conjunction with the ETF’s financial statements. At December 31, 2023, the RBA Responsible Global Allocation ETF invested 28.4% of its net assets in the iShares ESG Aware US Aggregate Bond ETF.

•

Investment Selection Risk. The specific investments held in the Fund’s investment portfolio may underperform other funds in the same asset class or benchmarks that are representative of the general performance of the asset class because of a portfolio manager’s choice of securities.

•

Investments in Loan Risk. Investments in loans, including loan syndicates and other direct lending opportunities, involve special types of risks, including credit risk, interest rate risk, counterparty risk and prepayment risk. Loans may offer a fixed or floating interest rate. Loans are often generally below investment grade and may be unrated. The High Income Fund’s investments in loans can also be difficult to value accurately and may be more susceptible to liquidity risk than fixed-income instruments of similar credit quality and/or maturity. The Fund is also subject to the risk that the value of the collateral for the loan may be insufficient or unavailable to cover the borrower’s obligations should the borrower fail to make payments or become insolvent. Participations in loans may subject the Fund to the credit risk of both the borrower and the issuer of the participation and may make enforcement of loan covenants, if any, more difficult for the Fund as legal action may have to go through the issuer of the participations. Transactions in loans are often subject to long settlement periods, thus potentially limiting the ability of the Fund to invest sale proceeds in other investments and to use proceeds to meet its current redemption obligations. In addition, many banks have been weakened by the recent financial crisis, and it may be difficult for the Fund to obtain an accurate picture of a lending bank’s financial condition.

•

Japanese Investment Risk. Japan may be subject to political, economic, nuclear and labor risks, among others. Any of these risks, individually or in the aggregate, can impact an investment made in Japan. The growth of Japan’s economy has recently lagged that of its Asian neighbors and other major developed economies. Since 2000, Japan’s economic growth rate has generally remained low relative to other advanced economies, and it may remain low in the future. The Japanese economy faces several concerns, including a financial system with large levels of nonperforming loans, overleveraged corporate balance sheets, extensive cross-ownership by major corporations, a changing corporate governance structure, large government deficits, heavy dependence on international trade and oil and other commodity imports, an aging workforce and significant population decline, sometimes unpredictable national politics, political tensions with China, and natural disasters, such as earthquakes, volcanic eruptions, typhoons and tsunamis. Any of these concerns could negatively affect the value of Japanese investments.

•

Large Shareholder Purchase and Redemption Risk. This is the risk that a Fund may experience adverse effects when certain large shareholders purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions may cause the Fund to sell its securities at times when it would not otherwise do so, which may negatively impact the Fund’s net asset value and liquidity. Similarly, large share purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. In addition, a large redemption could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio.

•

Leverage Risk. This is the risk that leverage may cause the effect of an increase or decrease in the value of the Alternative Strategies Fund’s portfolio securities to be magnified and the Fund to be more volatile than if leverage was not used. Leverage may result from certain transactions, including the use of derivatives and borrowing. Under normal circumstances, the Alternative Strategies Fund may borrow amounts up to one third of the value of its total assets except that it may exceed this limit to satisfy redemption requests or for other temporary purposes.

•

LIBOR Risk. LIBOR is used extensively in the U.S. and globally as a “benchmark” or “reference rate” for various commercial and financial contracts, including corporate and municipal bonds, bank loans, asset-backed and mortgage-related securities, interest rate swaps and other derivatives. For example, debt securities in which a Fund invests may pay interest at floating rates based on LIBOR or may be subject to interest caps or floors based on LIBOR. A Fund’s derivative investments may also reference LIBOR. In addition, issuers of instruments in which a Fund invests may obtain financing at floating rates based on LIBOR, and a Fund may use leverage or borrowings based on LIBOR. In July 2017, the head of the United Kingdom Financial Conduct Authority announced the intention to phase out the use of LIBOR by the end of 2021. There is currently no definitive information regarding the future utilization of LIBOR or of any particular replacement reference rate. Abandonment of or modifications to LIBOR could have adverse impacts on newly issued financial instruments and existing financial instruments that reference LIBOR.

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•

Liquidity and Valuation Risk. It may be difficult for the Fund to purchase and sell particular investments within a reasonable time at a fair price, or the price at which it has been valued by iM Global for purposes of the Fund’s net asset value, causing the Fund to be less liquid and unable to realize what iM Global believes should be the price of the investment. Valuation of portfolio investments may be difficult, such as during periods of market turmoil or reduced liquidity, and for investments that may, for example, trade infrequently or irregularly. In these and other circumstances, an investment may be valued using fair value methodologies, which are inherently subjective, reflect good faith judgments based on available information and may not accurately estimate the price at which the Fund could sell the investment at that time. These risks may be heightened for fixed-income instruments because of the near historically low interest rate environment as of the date of this prospectus. Based on its investment strategies, a significant portion of the Fund’s investments can be difficult to value and potentially less liquid and thus particularly prone to the foregoing risks.

•

Long Short Risk. The DBi Hedge Strategy ETF seeks long exposure to certain factors and short exposure to certain other factors. The Fund may or may not take long or short positions in correlated asset classes. The Fund could lose money if either or both of the Fund’s long and short positions produce negative returns. The sub-advisor’s proprietary, quantitative model, the Dynamic Beta Engine, may or may not identify long and short positions in correlated asset classes. There is no guarantee that the returns of the Fund’s long and short positions will produce positive returns.

•

Managed Futures Strategy Risk. In seeking to achieve its investment objective, the DBi Managed Futures Strategy ETF will utilize various investment strategies that involve the use of complex investment techniques, and there is no guarantee that these strategies will succeed. The use of such strategies and techniques may subject the Fund to greater volatility and loss. There can be no assurance that utilizing a certain approach or model will achieve a particular level of return or reduce volatility and loss.

•	Merger Arbitrage Risk. This is the risk that a proposed reorganization in which the Alternative Strategies Fund invests may be renegotiated or terminated.

•

Mid-Sized Companies Risk. Securities of companies with mid-sized market capitalizations are generally more volatile and less liquid than the securities of large-capitalization companies. Mid-sized companies may be more reliant on a few products, services or key personnel, which can make it riskier than investing in larger companies with more diverse product lines and structured management. Mid-sized companies may have relatively short operating histories or may be newer public companies. Some of these companies have more aggressive capital structures, including higher debt levels, than large-cap companies, or are involved in rapidly growing or changing industries and/or new technologies, which pose additional risks.

•

Models and Data Risk. The Alternative Strategies Fund uses proprietary systematic and quantitative models as part of its investment strategies. These models may fail to identify profitable opportunities at any time. Furthermore, the models may incorrectly identify opportunities and these misidentified opportunities may lead to substantial losses for the Fund. Models may be predictive in nature and such models may result in an incorrect assessment of future events. Data used in the construction of models may prove to be inaccurate or stale, which may result in losses for the Fund.

•

Mortgage-Backed Securities Risk. This is the risk of investing in mortgaged-backed securities, which includes interest rate risk, prepayment risk and the risk of defaults on the mortgage loans underlying these securities.

•

Multi-Style Management Risk. Because portions of a Fund’s assets are managed by different portfolio managers using different styles, the Fund could experience overlapping security transactions. Certain portfolio managers may be purchasing securities at the same time other portfolio managers may be selling those same securities, which may lead to higher transaction expenses compared to a Fund using a single investment management style.

•

Non-Diversified Fund Risk. Because each of the DBi Managed Futures Strategy ETF and the DBi Hedge Strategy ETF is “non-diversified,” each may invest a greater percentage of its assets in the securities of a single issuer. As a result, a decline in the value of an investment in a single issuer could cause a Fund’s overall value to decline to a greater degree than if the Fund held a more diversified portfolio.

•

Portfolio Turnover Risk. This is the risk that a Fund may experience high portfolio turnover rates as a result of its investment strategies. High portfolio turnover rates may indicate higher transaction costs and may result in higher taxes when shares of a Fund are held in a taxable account as compared to shares in investment companies that hold investments for a longer period. High portfolio turnover involves correspondingly greater expenses to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, which may result in adverse tax consequences to a Fund’s shareholders as compared to shares in investment companies that hold investments for a longer period.

•

Prepayment and Extension Risk. In times of declining interest rates, a Fund’s higher yielding securities will be prepaid, and the Fund will have to replace them with securities having a lower yield. Rising interest rates could extend the life of securities with lower payment rates. This is known as extension risk and may increase a Fund’s sensitivity to rising rates and its potential for price declines.

•

Public Health Emergency Risk. This is the risk that pandemics and other public health emergencies, including outbreaks of infectious diseases such as the current outbreak of the novel coronavirus (“COVID-19”), can result, and in the case of COVID-19 is resulting, in

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market volatility and disruption, and materially and adversely impact economic conditions in ways that cannot be predicted, all of which could result in substantial investment losses. Containment efforts and related restrictive actions by governments and businesses have significantly diminished and disrupted global economic activity across many industries. Less developed countries and their health systems may be more vulnerable to these impacts. The ultimate impact of COVID-19 or other health emergencies on global economic conditions and businesses is impossible to predict accurately. Ongoing and potential additional material adverse economic effects of indeterminate duration and severity are possible. The resulting adverse impact on the value of an investment in a Fund could be significant and prolonged.

•

Sector Concentration Risk. The SBH Focused Small Value Fund concentrates its investments in a narrow segment of the total market. At December 31, 2023, the Fund has 29.5% of net assets invested in the Industrials sector of the stock market. Because of this, the Fund is subject to certain additional risks as compared to investing in a more diversified portfolio of investments.

•

Sector Weightings Risk. To the extent that a Fund emphasizes, from time to time, investments in a particular sector, the Fund will be subject to a greater degree to the risks particular to that sector. Market conditions, interest rates, and economic, regulatory, or financial developments could significantly affect a single sector. By focusing its investments in a particular sector, a Fund may face more risks than if it were diversified broadly over numerous sectors.

•

Short Position Risk. A Fund will incur a loss as a result of a short position if the price of the short position instrument increases in value between the date of the short position sale and the date on which the Fund purchases an offsetting position. Short positions may be considered speculative transactions and involve special risks, including greater reliance on the ability to accurately anticipate the future value of a security or instrument. A Fund’s losses are potentially unlimited in a short position transaction.

•

Short Sale Risk. This is the risk that the value of a security the Alternative Strategies Fund sells short does not go down as expected. The risk of loss is theoretically unlimited if the value of the security sold short continues to increase. In addition, short sales may cause the Alternative Strategies Fund to be compelled, at a time disadvantageous to it, to buy the security previously sold short, thus resulting in a loss. To meet current margin requirements, the Alternative Strategies Fund is required to deposit with the broker additional cash or securities so that the total deposit with the broker is maintained daily at 150% of the current market value of the securities sold short.

•

Smaller Companies Risk. A Fund may invest a portion of its assets in the securities of small- and mid-sized companies. Securities of small and mid-cap companies are generally more volatile and less liquid than the securities of large-cap companies. This is because smaller companies may be more reliant on a few products, services or key personnel, which can make it riskier than investing in larger companies with more diverse product lines and structured management.

•

Special Situations Risk. Investments in special situations (undervalued equities, merger arbitrage situations, distressed companies, etc.) may involve greater risks when compared to other investments a Fund may make due to a variety of factors. For example, mergers, acquisitions, reorganizations, liquidations or recapitalizations may fail or not be completed on the terms originally contemplated, and expected developments may not occur in a timely manner, if at all.

•

Subsidiary Risk. By investing in the Subsidiary and the Alternative Subsidiary, the DBi Managed Futures Strategy ETF and the Alternative Strategies Fund, respectively, is indirectly exposed to the risks associated with the Subsidiary’s and the Alternative Subsidiary’s investments. The derivatives and other investments held by the Subsidiary and the Alternative Subsidiary are generally similar to those that are permitted to be held by each Fund and are subject to the same risks that apply to similar investments if held directly by each Fund. The Subsidiary and the Alternative Subsidiary are each not registered under the 1940 Act, and, unless otherwise noted in the Prospectus, are not subject to all the investor protections of the 1940 Act. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of each Fund and/or the Subsidiary or the Alternative Subsidiary to continue to operate as each does currently and could adversely affect each Fund.

•

Tax Risk. The federal income tax treatment of the DBi Managed Futures Strategy ETF’s and the Alternative Strategies Fund’s income from the Subsidiary and the Alternative Subsidiary, respectively, may be negatively affected by future legislation, Treasury Regulations (proposed or final), and/or other Internal Revenue Service (“IRS”) guidance or authorities that could affect the character, timing of recognition, and/or amount of each Fund’s investment company taxable income and/ or net capital gains and, therefore, the distributions it makes. If a Fund failed the source of income test for any taxable year but was eligible to and did cure the failure, it could incur potentially significant additional federal income tax expenses. If, on the other hand, a Fund failed to qualify as a RIC for any taxable year and was ineligible to or otherwise did not cure the failure, it would be subject to federal income tax at the fund-level on its taxable income at the regular corporate tax rate (without reduction for distributions to shareholders), with the consequence that its income available for distribution to shareholders would be reduced and distributions from its current or accumulated earnings and profits would generally be taxable to its shareholders as dividend income.

Changes in the laws of the United States and/or the Cayman Islands could result in the inability of a Fund and/or the Subsidiary or the Alternative Subsidiary to operate as described in the Prospectus and the Statement of Additional Information (“SAI”) and could adversely affect each Fund. For example, the Cayman Islands does not currently impose any income, corporate or capital gains tax or withholding

Notes to Financial Statements	167

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NOTES TO FINANCIAL STATEMENTS – (Continued)

tax on the Subsidiary or the Alternative Subsidiary. If Cayman Islands law changes such that the Subsidiary or the Alternative Subsidiary must pay Cayman Islands taxes, Fund shareholders would likely suffer decreased investment returns.

•

TBAs and Dollar Rolls Risk. TBA (“to-be-announced”) and dollar roll transactions present special risks to the Alternative Strategies Fund. Although the particular TBA securities must meet industry-accepted “good delivery” standards, there can be no assurance that a security purchased on a forward commitment basis will ultimately be issued or delivered by the counterparty. During the settlement period, the Fund will still bear the risk of any decline in the value of the security to be delivered. TBAs and other forward settling securities involve leverage because they can provide investment exposure in an amount exceeding the fund’s initial investment. Leverage can magnify investment risks and cause losses to be realized more quickly. While dollar roll transactions involve the simultaneous purchase and sale of substantially similar TBA securities with different settlement dates, these transactions do not require the purchase and sale of identical securities so the characteristics of the security delivered to the Fund may be less favorable than the security delivered to the dealer.

•

Technology Investment Risk. A Fund may invest a portion of its assets in the technology sector, which is a very volatile segment of the market. The nature of technology is that it is rapidly changing. Therefore, products or services that may initially look promising may subsequently fail or become obsolete. In addition, many technology companies are younger, smaller and unseasoned companies which may not have established products, an experienced management team, or earnings history.

•

Unfavorable Tax Treatment Risk. This is the risk that a material portion of the Alternative Strategies Fund’s return could be in the form of net investment income or short-term capital gains, some of which may be distributed to shareholders and taxed at ordinary income tax rates. Therefore, shareholders may have a greater need to pay regular taxes than compared to other investment strategies that hold investments longer. Due to this investment strategy, it may be preferable for certain shareholders to invest in the Fund through pre-tax or tax-deferred accounts as compared to investment through currently taxable accounts. Potential shareholders are encouraged to consult their tax advisors in this regard.

•

U.S. Government and U.S. Agency Obligations Risk. Securities issued by U.S. Government agencies and instrumentalities have different levels of U.S. Government credit support. Some are backed by the full faith and credit of the U.S. Government, while others are supported by only the discretionary authority of the U.S. Government or only by the credit of the agency or instrumentality. No assurance can be given that the U.S. Government will provide financial support to U.S. Government-sponsored instrumentalities because they are not obligated to do so by law. Guarantees of timely prepayment of principal and interest do not assure that the market prices and yields of the securities are guaranteed nor do they guarantee the NAV or performance of a Fund, which will vary with changes in interest rates, the sub-advisor’s performance and other market conditions.

•

Value Stock Risk. Value stocks are stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and, in the opinion of the manager, undervalued. The value of a security believed by a manager to be undervalued may never reach what is believed to be its full (intrinsic) value, or such security’s value may decrease.

Note 12 – Subsequent Event

On February 12, 2024, the Board of Trustees approved a plan to liquidate the iMGP RBA Responsible Global Allocation ETF. On or about April 17, 2024 (the “Liquidation Date”), iMGP RBA Responsible Global Allocation ETF will cease operations, liquidate its assets, and prepare to distribute proceeds to shareholders of record on the Liquidation Date.

168	Litman Gregory Funds Trust

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of

Litman Gregory Funds Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments in securities, purchased options, securities sold short, forward foreign currency exchange contracts, futures contracts, swaps, and written options, of Litman Gregory Funds Trust comprising the funds listed below (the “Funds”) as of December 31, 2023, and the related statements of operations, the statements of changes in net assets, the related notes, and the financial highlights for each of the periods indicated below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2023, the results of their operations, the changes in net assets, and the financial highlights for each of the periods indicated below in conformity with accounting principles generally accepted in the United States of America.

Fund Name	Statements of Operations	Statements of Changes in Net Assets	Financial Highlights
iMGP Global Select Fund, iMGP International Fund, iMGP Alternative Strategies Fund*, and iMGP High Income Fund (formerly iMGP High Income Alternatives Fund)	For the year ended December 31, 2023	For the years ended December 31, 2023 and 2022	For the years ended December 31, 2023, 2022, 2021, 2020, and 2019
iMGP Oldfield International Value Fund	For the year ended December 31, 2023	For the years ended December 31, 2023 and 2022	For years ended December 31, 2023, 2022, 2021 and for the period from November 30, 2020 (commencement of operations) through December 31, 2020
iMGP SBH Focused Small Value Fund	For the year ended December 31, 2023	For the years ended December 31, 2023 and 2022	For the years ended December 31, 2023, 2022, 2021 and for the period from July 31, 2020 (commencement of operations) through December 31, 2020
iMGP Dolan McEniry Corporate Bond Fund, iMGP DBi Managed Futures Strategy ETF**, and iMGP DBi Hedge Strategy ETF	For the year ended December 31, 2023	For the years ended December 31, 2023 and 2022	For years ended December 31, 2023, 2022 and 2021
iMGP RBA Responsible Global Allocation ETF	For the year ended December 31, 2023	For year ended December 31, 2023 and the period from January 31, 2022 (commencement of operations) through December 31, 2022	For year ended December 31, 2023 and the period from January 31, 2022 (commencement of operations) through December 31, 2022
iMGP Berkshire Dividend Growth ETF	For the period from June 29, 2023 (commencement of operations) through December 31, 2023

*	The financial statements and financial highlights for the years ended December 31, 2023 and December 31, 2022 are Consolidated Financial Statements
**	The financial statements referred to above are Consolidated Financial Statements

The iMGP Dolan McEniry Corporate Bond Fund, iMGP DBi Managed Futures Strategy ETF, and iMGP DBi Hedge Strategy ETF financial highlights for the periods ended December 31, 2020, and prior, were audited by other auditors whose report dated February 25, 2021, expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian, transfer agents, issuers, agent banks, and brokers; when replies were not received from transfer agents, agent banks, or brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

Emphasis of Matter

As described in Note 12 of the financial statements, on February 12, 2024, the Board of Trustees approved a plan to liquidate the iMGP RBA Responsible Global Allocation ETF. Our opinion is not modified with respect to this matter.

We have served as the auditor of one or more investment companies advised by iM Global Partner Fund Management, LLC since 2012.

COHEN & COMPANY, LTD.

Cleveland, Ohio

February 28, 2024

Report of Independent Registered Public Accounting Firm	169

Litman Gregory Funds Trust

OTHER INFORMATION – (Unaudited)

Proxy Voting Policies and Procedures

The sub-advisors of the Funds vote proxies relating to portfolio securities in accordance with procedures that have been approved by the Board of Trustees of the Funds. You may obtain a description of these procedures, without charge, by calling toll-free, 1-800-960-0188. This information is also available through the Securities and Exchange Commission’s website at http://www.sec.gov.

Proxy Voting Record

Information regarding how the sub-advisors of the Funds voted proxies relating to portfolio securities during the 12-month period ended June 30 is available, without charge, by calling toll-free, 1-800-960-0188. This information is also available through the Securities and Exchange Commission’s website at http://www.sec.gov.

Portfolio Holdings Information

Each Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. You can find the filings on the Securities and Exchange Commission’s website at http://www.sec.gov. This information is also available, without charge, by calling toll-free, 1-800-960-0188 or by visiting the Funds’ website at http://www.imgpfunds.com.

Householding Mailings

To reduce expenses, the Trust may mail only one copy of the Funds’ prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call us at 1-800-960-0188 (or contact your financial institution). The Trust will begin sending you individual copies thirty days after receiving your request.

Review of Liquidity Risk Management Program

Pursuant to Rule 22e-4 under the 1940 Act, the Trust, on behalf of the Funds, has adopted a liquidity risk management program (the “Program”) to govern the Trust’s approach to managing liquidity risk. The Program is overseen by the Trust’s Liquidity Committee, and the Program’s principal objectives include assessing, managing and periodically reviewing each Fund’s liquidity risk, based on factors specific to the circumstances of the Fund.

At a meeting of the Board held on June 7, 2023, the Trustees received a report from the Trust’s Chief Liquidity Officer, who serves as chair of the Trust’s Liquidity Committee, addressing the operations of the Program and assessing its adequacy and effectiveness of implementation. The Liquidity Committee determined, and the Chief Liquidity Officer reported to the Board, that the Program is reasonably designed to assess and manage each Fund’s liquidity risk and has operated adequately and effectively to manage each Fund’s liquidity risk since the Program was implemented in August 2018. The Chief Liquidity Officer reported that, during the period covered by the report, there were no liquidity events that impacted the Funds or their ability to timely meet redemptions without dilution to existing shareholders. The Chief Liquidity Officer further noted that no material changes have been made to the Program since its implementation.

There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Trust’s prospectuses for more information regarding a Fund’s exposure to liquidity risk and other principal risks to which an investment in the Funds may be subject.

170	Litman Gregory Funds Trust

Litman Gregory Funds Trust

INDEX DEFINITIONS – (Unaudited)

The ABX Indexes serve as a benchmark of the market for securities backed by home loans issued to borrowers with weak credit. The ABX 2006-2 AAA is an asset-backed index that tracks AAA-rated bonds issued prior to the second half of 2006. The ABX 2007-1 AAA is an asset-backed index that tracks AAA-rated bonds issued prior to the first half of 2007.

BofA Merrill Lynch U.S. High Yield Master II Index tracks the performance of below investment grade, but not in default, US dollar-denominated corporate bonds publicly issued in the US domestic market.

The BofA Merrill Lynch High Yield Cash Pay Index is an unmanaged index used as a general measure of market performance consisting of fixed-rate, coupon-bearing bonds with an outstanding par which is greater than or equal to $50 million, a maturity range greater than or equal to one year and must be less than BBB/Baa3 rated but not in default.

Bloomberg Barclays U.S. Aggregate Bond Index is a market capitalization-weighted index, meaning the securities in the index are weighted according to the market size of each bond type. Most U.S. traded investment grade bonds are represented. The index includes U.S. treasury securities (non TIPS), government agency bonds, mortgage backed bonds, corporate bonds, and a small amount of foreign bonds traded in the U.S.

Bloomberg Barclays U.S. Intermediate Credit Index: is the intermediate component of the Bloomberg Barclays U.S. Credit Index. The Bloomberg Barclays U.S. Credit Index measures the investment grade, US dollar-denominated, fixed-rate, taxable, corporate and government—related bond markets. It is composed of the US Corporate Index and a non-corporate component that includes foreign agencies, sovereigns, supranationals, and local authorities.

The CBOE Russell 2000 PutWrite Index (PUTR) is designed to track the performance of a hypothetical strategy that sells a monthly at-the-money (ATM) Russell 2000 Index put option.

The CBOE Russell 2000 Volatility Index (RVX) is a key measure of market expectations of near-term volatility conveyed by Russell 2000® Index (RUT) option prices. The RVX Index measures the market’s expectation of 30-day volatility implicit in the prices of near-term RUT options traded at CBOE.

The CBOE S&P 500 PutWrite Index (ticker symbol PUT) is a benchmark index that measures the performance of a hypothetical portfolio that sells S&P 500 Index (SPX) put options against collateralized cash reserves held in a money market account.

The CBOE S&P 500 2% OTM PutWrite Index (PUTYSM Index) is designed to track the performance of a hypothetical passive investment strategy that collects option premiums from writing a 2% Out-of-the Money (OTM) SPX Put option on a monthly basis and holds a rolling money market account invested in one-month T-bills to cover the liability from the short SPX Put option position.

CDX is a series of credit default swap indexes, used to hedge credit risk or to take a position on a basket of credit entities.

The Citigroup Economic Surprise Indices are objective and quantitative measures of economic news. They are defined as weighted historical standard deviations of data surprises.

FTSE Emerging Markets Index – ETF Tracker. The Index is a market capitalization index, adjusted based on the free-float of potential index constituents, and designed to measure the performance of large-, medium- and small-capitalization companies located in emerging market countries throughout the world.

The FTSE Global All Cap ex U.S. Index is part of a range of indices designed to help U.S. investors benchmark their international investments. The index comprises large, mid and small cap stocks globally excluding the U.S. The index is derived from the FTSE Global Equity Index Series (GEIS), which covers 98% of the world’s investable market capitalization.

hedge, equity market neutral, event driven, macro, merger arbitrage, and relative value arbitrage.

ICE BofAML 0-3 Year U.S. Treasury Index tracks the performance of U.S. dollar denominated sovereign debt publicly issued by the U.S. government in its domestic market with maturities less than three years.

ICE BofA Merrill Lynch 1-3 US Year Treasury Index is an unmanaged index that tracks the performance of the direct sovereign debt of the U.S. Government having a maturity of at least one year and less than three years.

The ICE BofAML U.S. High Yield Cash Pay TR USD Index is an unmanaged index that measures the performance of short-term U.S. dollar denominated below investment grade corporate debt publicly issued in the U.S. domestic market.

LIBOR stands for London Interbank Offered Rate. It’s an index that is used to set the cost of various variable-rate loans.

Morningstar Category Averages: Each Morningstar Category Average is representative of funds with similar investment objectives.

The MSCI All Country World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets.

The MSCI All Country World ex U.S. Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the United States.

The MSCI All Country World ex U.S. Growth Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the United States. It includes companies with higher price-to-book ratios and higher forecasted growth values.

The MSCI All Country World ex U.S. Value Index is a free float-adjusted market capitalization weighted index that is designed to

Index Definitions	171

Litman Gregory Funds Trust

INDEX DEFINITIONS – (Unaudited) – (Continued)

measure the equity market performance of developed and emerging markets, excluding the United States. It includes companies with lower price-to-book ratios and lower forecasted growth values.

The MSCI China Index captures large and mid cap representation across China A shares, H shares, B shares, Red chips, P chips and foreign listings (e.g. ADRs). With 739 constituents, the index covers about 85% of this China equity universe

The MSCI Emerging Markets ex China Index captures large and mid cap representation across 24 of the 25 Emerging Markets (EM) countries* excluding China. With 681 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country.

The MSCI EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the US & Canada. As of May 27, 2010 the MSCI EAFE Index consisted of the following 22 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom.

The MSCI Emerging Markets Index captures large and mid-cap representation across 23 Emerging Markets (EM) countries. With 836 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country.

The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets, including the United States.

The Russell 1000 Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 1000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000 represents approximately 92% of the U.S. market.

The Russell 1000 Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index.

The Russell 2000 Value Index measures the performance of small-cap value segment of the U.S. equity universe. It includes those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

The Russell 2500 Index measures the performance of the small to mid-cap segment of the U.S. equity universe, commonly referred to as “smid” cap. The Russell 2500 Index is a subset of the Russell 3000 Index. It includes approximately 2500 of the smallest securities based on a combination of their market cap and current index membership.

The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies as measured by total market capitalization, and represents about 98% of the U.S. stock market.

The Russell 3000 Value Index is a broad based index that measures the performance of those companies within the 3,000 largest U.S. companies, based on total market capitalization, that have lower price-to-book ratios and lower forecasted growth rates.

The SG CTA Index is an index published by Société Générale that is designed to reflect the performance of a pool of Commodity Trading Advisor (CTAs) selected from larger managers that employ systematic managed futures strategies. The index is reconstituted annually.

The S&P 500 Index is widely regarded as the standard for measuring large-cap stock performance, and consists of 500 stocks that represent a sample of the leading companies in leading industries.

The SPDR S&P 500 ETF consists of 500 of the largest U.S. companies, and it is one of the most heavily traded securities in the world. It tracks the S&P 500 Index, and fund follows a full replication strategy, holding every stock in the index.

The SPDR Financials Sector Index seeks to provide an effective representation of the financial sector of the S&P 500 Index. The Index includes companies from the following industries: diversified financial services; insurance; banks; capital markets; mortgage real estate investment trusts (“REITs”); consumer finance; and thrifts and mortgage finance.

The Vanguard 500 Index Fund invests in 500 of the largest U.S. companies, which span many different industries and account for about three-fourths of the U.S. stock market’s value. This fund tracks the S&P 500 Index as closely as possible.

VIX is a trademarked ticker symbol for the Chicago Board Options Exchange Market Volatility Index, a popular measure of the implied volatility of S&P 500 index options. Often referred to as the fear index or the fear gauge, it represents one measure of the market’s expectation of stock market volatility over the next 30 day period.

Indices are unmanaged, do not incur fees, and cannot be invested in directly.

172	Litman Gregory Funds Trust

Litman Gregory Funds Trust

INDUSTRY TERMS AND DEFINITIONS – (Unaudited)

1.	Active Share measures the degree of difference between a fund portfolio and its benchmark index.

2.	Alpha is an annualized return measure of how much better or worse a fund’s performance is relative to an index of funds in the same category, after allowing for differences in risk.

3.	Alt-A, or Alternative A-paper, is a type of U.S. mortgage that, for various reasons, is considered riskier than A-paper, or “prime”, and less risky than “subprime,” the riskiest category.

4.

The Basel Accords are three sets of banking regulations (Basel I, II and III) set by the Basel Committee on Bank Supervision (BCBS), which provides recommendations on banking regulations in regards to capital risk, market risk and operational risk.

5.	A basis point is a value equaling one one-hundredth of a percent (1/100 of 1%).

6.	Beta is a measure of the volatility, or systematic risk, of a security or a portfolio in comparison to the market as a whole.

7.	Book value is the net asset value of a company, calculated by subtracting total liabilities and intangible assets from total assets.

8.	Brexit is an abbreviation of “British exit”, which refers to the June 23, 2016 referendum by British voters to exit the European Union.

9.	Business development company (BDC) is an organization that invests in and helps small- and medium-size companies grow in the initial stages of their development.

10.	Cash flow measures the cash generating capability of a company by adding non-cash charges (e.g., depreciation) and interest expense to pretax income.

11.

Cash flow yield (or free cash flow yield) is a financial solvency ratio that compares the free cash flow per share a company is expected to earn against its market value per share. The ratio is calculated by taking the free cash flow per share divided by the current share price.

12.	Capex (capital expenditures) are expenditures creating future benefits.

13.

Collateralized Loan Obligation (CLO) is a security backed by a pool of debt, often low-rated corporate loans. Collateralized loan obligations (CLOs) are similar to collateralized mortgage obligations, except for the different type of underlying loan.

14.

Combined ratio is a formula used by insurance companies to relate premium income to claims, administration and dividend expenses. It is used in the annual statement filed by an insurer with the state insurance department. It is calculated by dividing the sum of incurred losses and expenses by earned premium.

15.	Compound annual growth rate (CAGR) is the rate of growth of a number, compounded over several years.

16.	Conditional pre-payment rate is a loan prepayment rate that is equal to the proportion of the principal of a pool of loans that is assumed to be paid off prematurely in each period.

17.

The Consumer Price Index (CPI) is a measure that examines the weighted average of prices of a basket of consumer goods and services, such as transportation, food and medical care. Changes in the CPI are used to assess price changes associated with the cost of living; the CPI is one of the most frequently used statistics for identifying periods of inflation or deflation.

18.	Correlation is a statistical measure of how two securities move in relation to each other.

19.	A coupon or coupon payment is the annual interest rate paid on a bond, expressed as a percentage of the face value and paid from issue date until maturity.

20.	Covenants most often relate to terms in a financial contract, such as a loan document or bond issue stating the limits at which the borrower can further lend.

21.

Credit default swaps are swaps designed to transfer the credit exposure of fixed income products between parties. A credit default swap is also referred to as a credit derivative contract, where the purchaser of the swap makes payments up until the maturity date of a contract. Payments are made to the seller of the swap. In return, the seller agrees to pay off a third party debt if this party defaults on the loan.

22.	Discounted cash flow is calculated by multiplying future cash flows by discount factors to obtain present values.

23.	Diversification is the spreading of risk by putting assets in several categories of investments.

24.

Dividend yield is the return on an investor’s capital investment that a company pays out to its shareholders in the form of dividends. It is calculated by taking the amount of dividends paid per share over the course of a year and dividing by the stock’s price.

25.	Drawdown is the peak-to-trough decline during a specific record period of an investment, fund or commodity.

Industry Terms and Definitions	173

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INDUSTRY TERMS AND DEFINITIONS – (Unaudited) – (Continued)

26.	Dry powder refers to cash reserves kept on hand to cover future obligations or purchase assets, if conditions are favorable.

27.

Duration is a measure of the sensitivity of the price (the value of principal) of a fixed-income investment to a change in interest rates. Duration is expressed as a number of years. Rising interest rates mean falling bond prices, while declining interest rates mean rising bond prices.

28.	Earnings per share (EPS) is calculated by taking the total earnings divided by the number of shares outstanding.

29.	EBIT is a company’s earnings before interest and taxes, and measures the profit a company generates from its operations, making it synonymous with “operating profit”.

30.	EBITDA is a company’s earnings before interest, taxes, depreciation, and amortization.

31.	E-Mini Futures Are an electronically traded futures contract on the Chicago Mercantile Exchange that represents a portion of the normal futures contracts.

32.

Enterprise value is a measure of a company’s total value, calculated by adding a corporation’s market capitalization, preferred stock, and outstanding debt together and then subtracting out the cash and cash equivalents.

33.

Enterprise value/adjusted target operating profit (or Enterprise Value/adjusted target EBIT) is a financial ratio that compares the total valuation of the company with its profitability, adjusting for various special circumstances.

34.	EV/EBITDA is the enterprise value of a company divided by earnings before interest, taxes, depreciation, and amortization.

35.	EV/Sales is the ratio of enterprise value of a company divided by the total sales of the company for a particular period, usually one year.

36.

Floating interest rate, also known as a variable or adjustable rate, refers to any type of debt instrument, such as a loan, bond, mortgage, or credit, that does not have a fixed rate of interest over the life of the instrument.

37.	Forex (FX) is the market in which currencies are traded.

38.	Free cash flow is the amount of cash a company has after expenses, debt service, capital expenditures, and dividends.

39.

Futures are financial contracts obligating the buyer to purchase an asset (or the seller to sell an asset), such as a physical commodity or a financial instrument, at a predetermined future date and price. Futures contracts detail the quality and quantity of the underlying asset; they are standardized to facilitate trading on a futures exchange.

40.

The G20 (or G-20 or Group of Twenty) is an international forum for the governments and central bank governors from 20 major economies. It was founded in 1999 with the aim of studying, reviewing, and promoting high-level discussion of policy issues pertaining to the promotion of international financial stability.

41.	Gross merchandise volume or GMV is a term used in online retailing to indicate a total sales dollar value for merchandise sold through a particular marketplace over a certain time frame.

42.

“Growth” stocks are generally considered to be stocks of companies with high expected earnings growth compared to “value” stocks. Because of this higher expected growth, growth stocks tend to be priced at a higher multiple of their current earnings than value stocks. However, the premium paid for growth stocks compared to value stocks can vary dramatically depending on the market environment.

43.

Industry cost curve is the standard microeconomic graph that shows how much output suppliers can produce at a given cost per unit. As a strategic tool, the cost curve applies most directly to commodity or near commodity industries, in which buyers get roughly the same value from a product regardless of who produces it.

44.

An interest rate future is a financial derivative (a futures contract) with an interest-bearing instrument as the underlying asset. It is a particular type of interest rate derivative. Examples include Treasury-bill futures, Treasury-bond futures and Eurodollar futures.

45.	An interest rate swap is a forward contract in which one stream of future interest payments is exchanged for another based on a specified principal amount.

46.	Internal Rate of Return (IRR) is the discount rate often used in capital budgeting that makes the net present value of all cash flows from a particular project equal to zero.

47.	Inverse floater (or inverse floating rate note) is a bond or other type of debt whose coupon rate has an inverse relationship to a benchmark rate.

174	Litman Gregory Funds Trust

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INDUSTRY TERMS AND DEFINITIONS – (Unaudited) – (Continued)

48.

Inverse interest-only security is a security that pays a coupon inversely related to market rates (i.e., it moves in the opposite direction of interest rates), instead of paying a coupon corresponding to the interest payments homeowners (mortgagors) actually make.

49.	An Investment Grade bond is a bond with a rating of AAA to BBB; a Below Investment Grade bond is a bond with a rating lower than BBB

50.	A Leveraged Buyout (LBO) is the acquisition of another company using a significant amount of borrowed money to meet the cost of acquisition.

51.	Loss adjusted yields are those that already reflect the impact of assumed economic losses.

52.

Margin of safety is a principle of investing in which an analyst only purchases securities when the market price is below the analyst’s estimation of intrinsic value. It does not guarantee a successful investment.

53.

Market capitalization (or market cap) is the total value of the issued shares of a publicly traded company; it is equal to the share price times the number of shares outstanding. MBA Refinance index is a weekly measurement put together by the Mortgage Bankers Association, a national real estate finance industry association, to predict mortgage activity and loan prepayments based on the number of mortgage refinance applications submitted.

54.

The Merrill Option Volatility Expectations Index (MOVE©) reflects a market estimate of future Treasury bond yield volatility. The MOVE index is a yield curve weighted index of the normalized implied volatility on 1-month Treasury options. The MOVE Index reports the average implied volatility across a wide range of outstanding options on the two-year, five-year, 10-year, and 30-year U.S. Treasury securities.

55.	Net operating profit after tax (NOPAT): A company’s potential cash earnings if its capitalization were unleveraged (that is, if it had no debt).

56.	Normalized earnings are earnings adjusted for cyclical ups and downs of the economy. Also, on the balance sheet, earnings adjusted to remove unusual or one-time influences.

57.	Operating cash flow is calculated by summing net profit, depreciation, change in accruals, and change in accounts payable, minus change in accounts receivable, minus change in inventories.

58.

Options are financial derivatives that represent a contract sold by one party (option writer) to another party (option holder). The contract offers the buyer the right, but not the obligation, to buy (call) or sell (put) a security or other financial asset at an agreed-upon price (the strike price) during a certain period of time or on a specific date (exercise date).

59.	An option premium is the current market price of an option contract. It is thus the income received by the seller (writer) of an option contract to another party.

60.

Out of the money (OTM) is term used to describe a call option with a strike price that is higher than the market price of the underlying asset, or a put option with a strike price that is lower than the market price of the underlying asset. An out of the money option has no intrinsic value, but only possesses extrinsic or time value.

61.	Pair-wise correlation is the average of the correlations of each managers’ performance with each of the other managers on the fund.

62.

Personal consumption expenditure is the measure of actual and imputed expenditures of households, and includes data pertaining to durable and non-durable goods and services. It is essentially a measure of goods and services targeted towards individuals and consumed by individuals.

63.	Present value is the current worth of a future sum of money or stream of cash flows given a specified rate of return.

64.	Price to book ratio is calculated by dividing the current market price of a stock by the book value per share.

65.

Price to earnings (P/E) ratio is a common tool for comparing the prices of different common stocks and is calculated by dividing the current market price of a stock by the earnings per share. Similarly, multiples of earnings and cash flow are means of expressing a company’s stock price relative to its earnings per share or cash flow per share, and are calculated by dividing the current stock price by its earnings per share or cash per share. Forecasted earnings growth is the projected rate that a company’s earnings are estimated to grow in a future period.

66.	Price to sales (P/S) ratio is a tool for calculating a stock’s valuation relative to other companies, calculated by dividing a stock’s current price by its revenue per share.

67.

Price to tangible book value (PTBV) is a valuation ratio expressing the price of a security compared to its hard, or tangible, book value as reported in the company’s balance sheet. The tangible book value number is equal to the company’s total book value less the value of any intangible assets.

Industry Terms and Definitions	175

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INDUSTRY TERMS AND DEFINITIONS – (Unaudited) – (Continued)

68.	Prime is a classification of borrowers, rates, or holdings in the lending market that are considered to be of high quality.

69.

Principal only securities are a type of fixed-income security where the holder is only entitled to receive regular cash flows that are derived from incoming principal repayments on an underlying loan pool.

70.	Private market value is the value of a company if each of its parts were independent, publicly traded entities.

71.

Prospective earnings growth ratio (PEG ratio): The projected one-year annual growth rate, determined by taking the consensus forecast of next year’s earnings, less this year’s earnings, and dividing the result by this year’s earnings.

72.

Put writing is a family of options trading strategies that involve the selling of put options to earn premiums. One can either write a covered put or a naked put. Utilizing a combination of covered puts and naked puts, one can also implement the ratio put write, which is a neutral strategy.

73.

Quantitative Easing (QE) is a monetary policy in which a central bank purchases government securities or other securities from the market in order to lower interest rates and increase the money supply.

74.	Return on capital (ROC) is a measure of how effectively a company uses the money (borrowed or owned) invested in its operations. It is calculated by dividing net income by invested capital.

75.

Return on equity (ROE) is a measure of how well a company used reinvested earnings to generate additional earnings. Expressed as a percentage, it is calculated by dividing net worth at the beginning of the period into net income for the period after preferred stock dividends but before common stock dividends.

76.	Return on investment capital (ROIC) is calculated by subtracting dividends from net income and dividing by total capital.

77.	Sequential growth is a measure of a company’s short-term financial performance that compares the results achieved in a recent period to those of the period immediately preceding it.

78.

Sharpe ratio is the measure of a fund’s return relative to its risk. The Sharpe ratio uses standard deviation to measure a fund’s risk-adjusted returns. The higher a fund’s Sharpe ratio, the better a fund’s returns have been relative to the risk it has taken on. Because it uses standard deviation, the Sharpe ratio can be used to compare risk-adjusted returns across all fund categories.

79.	Short (or short position) is the sale of a borrowed security, commodity, or currency with the expectation that the asset will fall in value.

80.

Sortino Ratio is a modification of the Sharpe ratio that differentiates harmful volatility from general volatility by taking into account the standard deviation of negative asset returns, called downside deviation.

81.	A sovereign bond is a debt security issued by a national government.

82.

A special situation is a particular circumstance involving a security that would compel investors to trade the security based on the special situation, rather than the underlying fundamentals of the security or some other investment rationale. A spin-off is an example of a special situation.

83.	Spot price is the current price at which a particular security can be bought or sold at a specified time and place.

84.	Standard deviation is a statistical measure of the historical volatility of a mutual fund or portfolio, usually computed using 36 monthly returns.

85.

Subprime refers to the credit quality of particular borrowers, who have weakened credit histories and a greater risk of loan default than prime borrowers. The market for lenders and borrowers of subprime credit includes the business of subprime mortgages, subprime auto loans and subprime credit cards, as well as various securitization products that use subprime debt as collateral.

86.

Swaps, traditionally, are the exchange of one security for another to change the maturity (bonds), quality of issues (stocks or bonds), or because investment objectives have changed. Recently, swaps have grown to include currency swaps and interest rate swaps.

87.

Swaption (swap option): The option to enter into an interest rate swap. In exchange for an option premium, the buyer gains the right but not the obligation to enter into a specified swap agreement with the issuer on a specified future date.

88.	Tangible Book Value Per Share—TBVPS is a method of valuing a company on a per-share basis by measuring its equity after removing any intangible assets.

89.	Tracking error is the monitoring the performance of a portfolio, usually to analyze the extent to which its price movements conform or deviate from those of a benchmark.

90.

Upside/downside capture is a statistical measure that shows whether a given fund has outperformed—gained more or lost less than—a broad market benchmark during periods of market strength and weakness, and if so, by how much.

176	Litman Gregory Funds Trust

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INDUSTRY TERMS AND DEFINITIONS – (Unaudited) – (Continued)

91.

Yield Curve: A line that plots the interest rates, at a set point in time, of bonds having equal credit quality, but differing maturity dates. The most frequently reported yield curve compares the three-month, two-year, five-year and 30-year U.S. Treasury debt. The curve is used to predict changes in economic output and growth.

92.	Yield to Maturity is the rate of return anticipated on a bond if it is held until the maturity date.

93.	Yield to Worst is the lowest potential yield that can be received on a callable bond without the issuer actually defaulting.

94.

Z Bonds, or Z Tranches, are the final tranche in a series of mortgage-backed securities, that is the last one to receive payment. Used in some collateralized mortgage obligations (CMO), Z-bonds pay no coupon payments while principal is being paid on earlier bonds.

Industry Terms and Definitions	177

Litman Gregory Funds Trust

TAX INFORMATION – (Unaudited)

For the fiscal year ended December 31, 2023, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

Global Select Fund	100.00%
International Fund	100.00%
Oldfield International Value Fund	96.76%
SBH Focused Small Value Fund	100.00%
Alternative Strategies Fund (Consolidated)	8.26%
High Income Fund	1.72%
Dolan McEniry Corporate Bond Fund	0.00%
DBi Managed Futures Strategy ETF	0.00%
DBi Hedge Strategy ETF	0.00%
RBA Responsible Global Allocation ETF	41.89%
Berkshire Dividend Growth ETF	100.00%

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended December 31, 2023 was as follows:

Global Select Fund	69.60%
International Fund	0.00%
Oldfield International Value Fund	0.00%
SBH Focused Small Value Fund	100.00%
Alternative Strategies Fund (Consolidated)	4.97%
High Income Fund	1.72%
Dolan McEniry Corporate Bond Fund	0.00%
DBi Managed Futures Strategy ETF	0.00%
DBi Hedge Strategy ETF	0.00%
RBA Responsible Global Allocation ETF	23.92%
Berkshire Dividend Growth ETF	100.00%

Pursuant to Internal Revenue Section 852(b), the following Funds paid distributions, which have been designated as capital gains distributions for the fiscal year ended December 31, 2023.

Global Select Fund	$3,697,048
International Fund	—
Oldfield International Value Fund	—
SBH Focused Small Value Fund	3,594,970
Alternative Strategies Fund (Consolidated)	—
High Income Fund	—
Dolan McEniry Corporate Bond Fund	—
DBi Managed Futures Strategy ETF	—
DBi Hedge Strategy ETF	—
RBA Responsible Global Allocation ETF	—
Berkshire Dividend Growth ETF	—

Additional Information Applicable to Foreign Shareholders Only:

The percent of ordinary dividend distributions for the year ended December 31, 2023, which are designated as interest-related dividends under Internal Revenue Code Section 871 (k)(1)(C) is as follows:

Global Select Fund	4.05%
International Fund	2.73%
Oldfield International Value Fund	N/A
SBH Focused Small Value Fund	N/A
Alternative Strategies Fund (Consolidated)	69.90%
High Income Fund	44.35%
Dolan McEniry Corporate Bond Fund	97.06%
DBi Managed Futures Strategy ETF	88.57%
DBi Hedge Strategy ETF	95.41%
RBA Responsible Global Allocation ETF	N/A
Berkshire Dividend Growth ETF	N/A

178	Litman Gregory Funds Trust

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TAX INFORMATION – (Unaudited) (Continued)

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(C) for each Fund were as follows (unaudited):

Global Select Fund	50.95%
International Fund	0.00%
Oldfield International Value Fund	22.11%
SBH Focused Small Value Fund	0.00%
Alternative Strategies Fund (Consolidated)	0.00%
High Income Fund	0.00%
Dolan McEniry Corporate Bond Fund	0.00%
DBi Managed Futures Strategy ETF	0.00%
DBi Hedge Strategy ETF	0.00%
RBA Responsible Global Allocation ETF	0.00%
Berkshire Dividend Growth ETF	0.00%

For the year ended December 31, 2023, the International Fund and the Oldfield International Value Fund earned foreign source income and paid foreign taxes which they intend to pass through to their shareholders pursuant to Section 853 of the Internal Revenue Code as follows:

	Creditable Foreign Taxes Paid	Per Share Amount	Portion of Ordinary Income Distribution Derived from foreign Sourced Income
International Fund	$653,639	$0.0517	12.11%
Oldfield International Value Fund	129,403	0.0412	10.68%
RBA Responsible Global Allocation ETF	5,221	0.0072	10.78%

Tax Information	179

Litman Gregory Funds Trust

TRUSTEE AND OFFICER INFORMATION – (Unaudited)

Independent Trustees*

Name, Address and Year Born	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	#of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years
Julie Allecta 2301 Rosecrans Avenue, Suite 2150 El Segundo, CA 90245 (born 1946)	Chairperson of the Board, Independent Trustee	Open-ended term; served since June 2013	Member of Governing Council and Policy Committee, Independent Directors Council (education for investment company independent directors) 2014-2022; and Retired Partner, Paul Hastings LLP (law firm) from 1999 to 2009.	12	Forward Funds (mutual funds) (4 portfolios) Salient MF Trust (mutual funds) (1 portfolio) Salient Midstream & MLP Fund (closed-end fund) (1 portfolio)
Thomas W. Bird 2301 Rosecrans Avenue, Suite 2150 El Segundo, CA 90245 (born 1957)	Independent Trustee	Open-ended term; served since May 2021	Founder, Chief Executive Officer and Director, Bird Impact LLC (impact investment vehicle) since 2016; Founder, Chairman and Chief Investment Officer, FARM Group (impact not-for-profit organization) since 1998; Board Member, Sonen Capital LLC(impact asset management firm) 2016-2020.	12	Sonen Capital LLC; One Summit (not-for-profit organization); Cromwell Harbor Supporting Foundation, Inc. (not-for-profit organization)
Jennifer M. Borggaard 2301 Rosecrans Avenue, Suite 2150 El Segundo, CA 90245 (born 1969)	Independent Trustee	Open-ended term; served since May 2021	Co-Founder and Partner, AlderBrook Advisors (management consulting) since 2019; Member, Advisory Committee, Polen Capital (investment advisor) since 2018; Senior Vice President, Affiliated Managers Group, Inc. (asset management) 2007-2017.	12	BroadStreet Partners Inc. (insurance); BNY Mellon Charitable Gift Fund; Anchor Capital Advisors LLC (asset management); Boston Financial Management, LLC (asset management)
Jonathan W. DePriest 2301 Rosecrans Avenue, Suite 2150 El Segundo, CA 90245 (born 1968)	Independent Trustee	Open-ended term; served since May 2021	Consultant (financial services) since 2022; General Counsel, ApplePie Capital, Inc. (franchise financing) 2019-2021; Executive Vice President and General Counsel, Salient Partners, L.P. (asset management) 2015-2019.	12	None
Frederick A. Eigenbrod, Jr., Ph.D. 2301 Rosecrans Avenue, Suite 2150 El Segundo, CA 90245 (born 1941)	Independent Trustee	Open-ended term; served since inception	Vice President, RoutSource Consulting Services (organizational planning and development) since 2002.	12	None
Harold M. Shefrin, Ph.D. 2301 Rosecrans Avenue, Suite 2150 El Segundo, CA 90245 (born 1948)	Independent Trustee	Open-ended term; served since February 2005	Professor, Department of Finance, Santa Clara University since 1979.	12	SA Funds – Investment Trust (mutual funds) (10 portfolios)

180	Litman Gregory Funds Trust

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TRUSTEE AND OFFICER INFORMATION – (Unaudited) – (Continued)

Interested Trustees & Officers

Name, Address and Year Born	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	#of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee/ Officer During Past Five Years
Jeffrey K. Seeley** 2301 Rosecrans Avenue, Suite 2150 El Segundo, CA 90245 (born 1969)	Trustee and President	Open-ended term; Trustee since May 2021 and President since March 2023.	Deputy Chief Executive Officer, U.S. Chief Operating Officer and Head of Distribution, iM Global Partner US, LLC since 2018; Chief Compliance Officer of iM Global US Distributors, LLC since 2019; Head of Distribution Resource Securities from 2017-2018; and Head of Distribution and Sales, BP Capital Fund Advisors from 2015-2017.	12	None
Philippe Uzan** 2301 Rosecrans Avenue, Suite 2150, El Segundo, CA 90245 (born 1970)	Trustee	Open-ended term; served since March 2023	Deputy Chief Executive Officer and Chief Investment Officer of iM Global Partners since February 2020; Chief Executive Officer of UP Quantamental from June 2019 to January 2020; Chief Investment Officer and Member of Executive Committee of Edmond de Rothschild Asset Management from December 2011 to March 2019.	12	iM Global Partner Asset Management iM GP SICAV (investment vehicle); Syz Capital (asset management)
John M. Coughlan 2301 Rosecrans Avenue, Suite 2150 El Segundo, CA 90245 (born 1956)	Treasurer	Open-ended term; served as Treasurer since inception.	Chief Operating Officer of the Advisor since 2004 and Chief Compliance Officer of the Advisor from 2004 to June 2023.	N/A	None
Joseph Kelly 2301 Rosecrans Avenue, Suite 2150 El Segundo, CA 90245 (born 1975)	Chief Compliance Officer and Secretary	Open-ended term; served as Chief Compliance Officer since June 2023 and Secretary since September 2023.	Managing Director, Chief Compliance Officer of the Advisor since June 2023. Deputy Chief Compliance Officer, The TCW Group, Inc. from January 2022 to June 2023. Senior Vice President Compliance, The TCW Group, Inc. from June 2021 to December 2021. General Counsel and Chief Compliance Officer, Dunham & Associates Investment Counsel Inc. from November 2013 to June 2021.	N/A	None

*	Denotes Trustees who are not “interested persons” of the Trust, as such term is defined under the 1940 Act (the “Independent Trustees”).

**	Denotes Trustees who are “interested persons” of the Trust, as such term is defined under the 1940 Act, because of their relationship with the Advisor (the “Interested Trustees”).

In addition, Jack Chee, Jason Steuerwalt and Kiko Vallarta, each a portfolio manager at the Advisor, are each an Assistant Secretary of the Trust.

Trustee and Officer Information	181

Privacy Notice

The Funds may collect non-public personal information about you from the following sources:

•	Information we receive about you on applications or other forms;

•	Information you give us orally; and

•	Information about your transactions with us.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder’s authorization, except as required or permitted by applicable law or in response to inquiries from governmental authorities. We restrict access to your personal and account information to our employees who need to know that information to provide products and services to you and to the employees of our affiliates. We also may disclose that information to non-affiliated third parties (such as to brokers or custodians) only as permitted or required by applicable law and only as needed for us to provide agreed services to you.

We maintain physical, electronic and procedural safeguards to guard your non-public personal information.

If you hold shares of the Funds through a financial intermediary, such as a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with non-affiliated third parties.

182	Litman Gregory Funds Trust

Advisor:

iM Global Partner Fund Management, LLC

2301 Rosecrans Avenue, Suite 2150

El Segundo, CA 90245

Distributor:

ALPS Distributors, Inc.

1290 Broadway, Suite 1100

Denver, CO 80203

Transfer Agent:

SS&C Global Investor & Distribution Solutions, Inc.

P.O. Box 219922

Kansas City, MO 64121-9922

1-800-960-0188

For Overnight Delivery:

iMGP Funds

C/O SS&C Global Investor & Distribution Solutions, Inc.

330 W. 9th Street

Kansas City, MO 64105

Transfer Agent (for iMGP DBi Managed Futures Strategy ETF, iMGP DBi Hedge Strategy ETF, iMGP RBA Responsible Global Allocation ETF and iMGP Berkshire Dividend Growth ETF)

State Street Bank and Trust

1 Congress Building

One Congress Street, Suite 1

Boston, MA 02114-2016

1-800-960-0188

Investment Professionals:

Registered Investment Advisors, broker/dealers, and other investment professionals may contact Fund Services at 1-925-254-8999.

Prospectus:

To request a current prospectus, statement of additional information, or an IRA application, call
1-800-960-0188.

Shareholder Inquiries:

To request action on your existing account of Non-ETFs, contact the Transfer agent, SS&C Global Investor & Distribution Solutions, Inc., at 1-800-960-0188, from 9:00 a.m. to 6:00 p.m. eastern time, Monday through Friday.

24-Hour Automated Information:

For Non-ETFs: For access to automated reporting of daily prices, account balances and transaction activity, call
1-800-960-0188, 24 hours a day, seven days a week. Please have your Fund number (see below) and account number ready in order to access your account information.

Information:

Fund	Symbol	CUSIP	Fund Number
Global Select Fund	MSEFX	53700T108	305
International Fund	MSILX	53700T207	306
Oldfield International Value Fund	POIVX	53700T843	2966
SBH Focused Small Value Fund	PFSVX	53700T850	2965
Alternative Strategies Fund
Institutional Class	MASFX	53700T801	421
Investor Class	MASNX	53700T884	447
High Income Fund	MAHIX	53700T876	1478
Dolan McEniry Corporate Bond Fund	IDMIX	53700T777	2967
DBi Managed Futures Strategy ETF	DBMF	53700T827
DBi Hedge Strategy ETF	DBEH	53700T835
RBA Responsible Global Allocation ETF	IRBA	53700T793
Berkshire Dividend Growth ETF	BDVG	53700T751

Website:

www.imgpfunds.com

Polen Capital Global Growth ETF

ANNUAL REPORT

December 31, 2023

This report is submitted for the general information of shareholders and is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

General Disclosures

Past performance does not guarantee future results. Index performance is not illustrative of fund performance. An investment cannot be made directly in an index. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. To obtain the performance of the funds as of the most recently completed calendar month, please visit www.imgpfunds.com.

Diversification does not assure a profit or protect against loss in a declining market.

Must be preceded or accompanied by a prospectus.

Some of the comments are based on current management expectation and are considered “forward-looking statements”. Actual future results, however, may prove to be different from our expectations. You can identify forward-looking statement by words such as “estimate”, “may”, “expect”, “should”, “could”, “believe”, “plan”, and similar terms. We cannot promise future returns and our opinions are a reflection of our best judgment at the time this report is compiled.

Opinions expressed are subject to change, are not guaranteed and should not be considered recommendations to buy or sell any security.

iM Global Partner Fund Management has ultimate responsibility for the performance of the ETF due to its responsibility to oversee the sub-advisor and recommend their hiring, termination and replacement.

The ETF may invest in foreign securities. Investing in foreign securities exposes investors to economic, political, and market risks and fluctuations in foreign currencies. The ETF may invest in emerging markets. Investments in emerging market countries involve additional risks such as government dependence on a few industries or resources, government-imposed taxes on foreign investment or limits on the removal of capital from a country, unstable government, and volatile markets

A commission may apply when buying or selling an ETF.

© 2021 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results.

Fund Summary	1

Polen Capital Global Growth ETF 2023 Annual Report (Unaudited)

The Polen Capital Global Growth ETF launched August 29, 2023. The ETF has gained 5.03% since inception, underperforming the MSCI ACWI Index (up 6.20%). The Morningstar Global Large Stock Growth peer group returned 6.54% over the same period.

Performance as of 12/31/2023	Since Inception 8/29/2023
Polen Capital Global Growth ETF (NAV)	5.03%
Polen Capital Global Growth ETF (Price)	4.80%
MSCI ACWI NR USD	6.20%
Morningstar US Fund Global Large-Stock Growth	6.54%

Expense Ratio 0.85%

Performance quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the funds may be lower or higher than the performance quoted. Short term performance is not a good indication of the fund’s future performance and should not be the sole basis for investing in the fund. To obtain standardized performance of the funds, and performance as of the most recently completed calendar month, please visit www.imgptfunds.com. Returns less than one year are not annualized.

MSCI index returns source: MSCI. Neither MSCI nor any other party involved in or related to compiling, computing, or creating the MSCI data makes any express or implied warranties or representations with respect to such data (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability, or fitness for a particular purpose with respect to any of such data. Without limiting any of the foregoing, in no event shall MSCI, any of its affiliates, or any third party involved in or related to compiling, computing, or creating the data have any liability for any direct, indirect, special, punitive, consequential, or any other damages (including lost profits) even if notified of the possibility of such damages. No further distribution or dissemination of the MSCI data is permitted without MSCI’s express written consent.

Commentary

The market has been trying to predict the direction of monetary policy all year, and a recent cooling of inflation seems to have bolstered the case for rate cuts in 2024, sparking a strong finish for this year.

For anyone who needed a reminder of the futility of macro forecasting, 2023 provided just that.

As 2023 began, inflation was still running well above historical averages. The debate centered on whether we would have a mild or severe recession in the year’s second half. As the year progressed, the “wall of worry” only steepened from the collapse of Silicon Valley Bank Financial in March and subsequent fears about credit contagion to Chinese economic weakness and rising geopolitical tensions. All this followed on the back of 2022—a very challenging year marked by 40-year high inflation and a historically rapid tightening cycle that took rates from near zero to 4.5%.

Given this backdrop, one could have made the understandable, tactical decision to take a more conservative or “wait and see” approach in 2023. However, as we’ve seen time and again throughout history, the short term doesn’t always unfold as expected. As a measure of global equities, the MSCI ACWI Index rose nearly 23% in 2023, the sixth-best annual return since the Index incepted in 2001. Impressively, more than 14% of this return came in the year’s final two months as optimism grew around a soft-landing outcome and the potential for interest rate cuts in the first half of 2024.

None of this is to suggest that the path of the global economy or equity markets is now clear. The truth is nobody really knows how the short term will unfold. But times like this, with rapidly shifting short-term narratives, serve to reinforce the value of having a long-term mindset.

By thinking in years instead of months or quarters, the noise around macro uncertainty tends to fall away.

Our focus is—and will always be—on keeping a very high bar on quality, only owning what we believe are among the best businesses with durable competitive advantages, strong balance sheets, and secular growth tailwinds.

In remaining disciplined in our approach, we believe our businesses are as well positioned as any to deliver above-average earnings growth in good times and bad.

As we look ahead, we expect underlying earnings per share for the Portfolio to grow in the mid-teens over the next five years. If the Portfolio delivers on that, we believe returns will roughly follow as we have observed over the long term.

2	Litman Gregory Funds Trust

Portfolio Performance & Attribution

The largest relative contributors to the Portfolio’s performance during the fourth quarter were Workday, Amazon, and SAP. From an absolute perspective, the top contributors were Amazon, Microsoft, and Workday. The largest relative detractors to the Portfolio’s performance during the fourth quarter were Align Technology, Aon, and ADP. From an absolute perspective, the largest detractors during the quarter were Align, Aon, and Estée Lauder.

Workday’s stock price was weak coming into the quarter. At the company’s investor day in late September, management provided medium-term annual revenue guidance of 17-19%. Many investors were likely expecting annual revenue guidance of 20%+, so the 17-19% guidance may have been viewed as a tad disappointing. Following the investor day, Workday’s stock price rose significantly during Q4, buoyed by the company’s fiscal Q3 2024 earnings report, which was better than anticipated and included management raising revenue guidance for their fiscal 2024. We view the long-term guidance provided at the investor day as likely to be conservative, with ample room for Workday to continue taking share in the $100bn+ global HCM (human capital management) market. We remain confident in Workday’s ability to generate 20%+ annualized earnings growth over the next three to five years.

Amazon, which saw significant price appreciation throughout much of 2023, saw its share price increase materially in Q4 following the company’s Q3 2023 earnings report. We have yet to see the long-awaited re-acceleration in AWS (Amazon Web Services) revenue growth. However, in our estimation, the segment’s growth has likely bottomed, and we could see accelerating growth in 2024. Further, Amazon’s e-commerce business has gradually re-accelerated from 2022’s levels and, perhaps most importantly, the company’s margins and free cash flow have rebounded materially from last year. This rebound in margins and free cash flow at Amazon has been a key component of our long-term thesis for the business, and we expect the improvement in these metrics to continue into 2024 and beyond (though perhaps not linearly) as the company continues to optimize costs and capital expenditures. Our position in Amazon reflects our positive long-term expectations of the business, and it is currently our largest absolute weight in the Portfolio.

Like Workday and Amazon, SAP’s stock price rose significantly in Q4 after the company reported its Q3 2023 earnings. Importantly, SAP’s transition to the cloud (a core part of our thesis on the business) continues at pace, and the company is seeing both robust cloud revenue growth and expanding cloud gross margins. Management is guiding cloud sales growth through 2025 in the mid-20% range, which we view as reasonable and attractive.

We also view SAP as one of the more resilient software business models as it is an essential part of its customers’ day-to-day operations and cannot easily be turned off or scaled back.

Align Technology was the largest relative detractor during the past quarter, primarily because of disappointing third-quarter earnings results where the company’s revenue growth fell short of expectations despite easy comparisons from a year ago. Ultimately, we decided to exit our position in Align during the quarter, as detailed in the Portfolio Activity section.

Aon’s stock price underperformed this past quarter following the announcement of the company’s acquisition of NFP, a middle market insurance broker, for $13 billion. Though the deal complements Aon’s current business, it is expected to be dilutive to earnings in the near term, prompting a sell-off in the shares. We will continue to assess the merits of the NFP transaction, but it does not currently change our long-term view of Aon, which we view as a steady, durable, low-teens earnings compounder.

ADP modestly underperformed during the quarter. The company’s revenue and earnings growth has been in line with our expectations. Still, market participants appear to be concerned about the prospect of higher unemployment and lower interest rates in 2024, factors that could present modest headwinds to ADP’s growth. Our view of the business and its long-term growth trajectory haven’t changed, and we believe the company continues to execute at a high level.

Portfolio Activity

During the quarter, we did not initiate any new positions, though we did add to several existing positions, including Amazon, Novo Nordisk, and Abbott Laboratories. We eliminated two positions— Estée Lauder and Align Technology—and trimmed our existing position in Nestlé.

Amazon continues to showcase its place as one of the most competitively advantaged companies in the world, according to our research. Over the past few years, the company has made significant progress in managing costs and better leveraging existing capacity, driving a strong recovery in its profitability. Still, we think there’s additional room for improvement. Even after a solid run in the stock through 2023, we believe Amazon remains among one of the most attractively valued businesses in the market today. Our research shows that it is well positioned to deliver a mid-teens or higher total shareholder return for our clients over the next five-plus years without a Herculean effort from the business. It simply needs to continue executing on current businesses and growing into the capacity it built during and immediately after the pandemic.

Novo Nordisk is a newer addition to the strategy. Over the fourth quarter, we continued to build the position to an average weight. As a reminder, Novo Nordisk is a global pharmaceutical company based in Denmark and has long been the leader in developing insulin for diabetes patients. In recent years, the company’s innovation into GLP-1 drugs has been shown not only to help diabetics control blood sugar levels but also to have significant efficacy in weight loss. Obesity has become a global epidemic, creating materially negative

Fund Summary	3

knock-on effects for humans that range from an increase in cardiovascular events and, thus, higher mortality to a lower general quality of life. We believe that, over time, payors will recognize the value of these obesity treatments to both patients and the overall healthcare system.

Abbott Laboratories, a globally dominant healthcare business serving a broad range of end markets, was another position we added to in the period. The stock has come under pressure in recent quarters as the company has experienced a significant (and expected) decline in sales tied to pandemic-era COVID testing. However, we feel this amounts to little more than a distraction, as the core business continues to perform very well. Nothing has changed around our expectations for long-term growth, yet the stock’s valuation has compressed, making for an attractive opportunity to add to the position given the long-term durable growth profile of this business.

We exited our position in Estée Lauder, the global leader in luxury cosmetics. The company has faced a series of challenges in the past year, which have significantly impacted the company’s profitability. These range from a COVID lockdown in Shanghai, where their only Chinese distribution center was located; to travel retail partners placing large orders expecting a rebound in China that hasn’t materialized; to headwinds in North American makeup from brick-and-mortar closures; to being caught off guard by derma cosmetics, an area where L’Oréal is thriving. While some of these headwinds will abate, we do not expect a swift rebound, and the most recent earnings call illustrates that things are not turning around as we expected. We held a very small position in Estée Lauder—under 1%. Without the conviction to add after the recent decline and given little to no evidence that the company will be improving soon, we have better places to put our capital to work.

Align Technology represented another sale in the quarter. Align is the global leader in clear aligner teeth straighteners, having pioneered the category a couple of decades ago. Our decision to move on from the position is not a reflection of the quality of the business or the runway for growth ahead. Rather, given a still uncertain macro environment and the nature of their product as a big-ticket consumer discretionary purchase, we felt it more prudent to use the position as a source of funds to allocate to the aforementioned existing positions, which should prove more resilient with a narrower range of outcomes.

Finally, we trimmed our position in Nestlé. Over the past several years, we think the company has done a terrific job pruning its product portfolio of low-growth, low-margin, and capital-intensive businesses and reinvesting the proceeds in more attractive businesses to drive margin expansion.

At this point, we feel there isn’t much of an opportunity to drive further margin expansion, and the competition is significant for potential acquisition candidates that would be accretive to growth and margins. As a result, we believe that Nestlé’s ability to achieve our hurdle of low double-digit returns going forward will be more challenging, and we used the proceeds as a source of funds to add to businesses with a higher probability of delivering on our demanded returns.

Outlook

As we enter 2024, market sentiment has markedly improved, with consensus now expecting a soft landing and stabilization of the interest rate environment. Only a few months ago, consensus expectations called for rates to remain “higher for longer” and expectations for imminent recession were not uncommon. Regardless of the near-term direction of the global economy, our Portfolio companies are performing well, and we expect them to continue to perform well through the cycle. We believe the Portfolio’s valuation is currently fair for what we consider to be a collection of some of the best companies in the world. We believe these companies are well-positioned to deliver mid-teens underlying earnings per share growth, in the aggregate, for many years.

Thank you for your interest in Polen Capital and the Global Growth Portfolio. Please feel free to contact us with any questions.

Asset Allocation as of December 31, 2023

Sector Allocation
Information Technology	34.72
Health Care & Pharmaceuticals	21.27
Finance	15.22
Consumer Discretionary	12.61
Communication Services	7.41
Consumer Staples	5.56
Industrials	3.22

100.0

Cash not included.

Regional Allocation
Europe	29.16
North America	67.46
Asia ex-Japan	2.16
Japan	0
Latin America	1.22

100.0

Cash not included.

The funds’ investment objectives, risks, charges, and expenses must be considered carefully before investing. The statutory and summary prospectuses contain this and other important information about the investment company, and it may be obtained by calling 1-800-960-0188, or visiting imgpfunds.com. Read it carefully before investing.

Mutual fund investing involves risk. Principal loss is possible. Past performance does not guarantee future results.

4	Litman Gregory Funds Trust

The fund will invest in foreign securities. Investing in foreign securities exposes investors to economic, political and market risks and fluctuations in foreign currencies. Though not a small-cap fund, the fund may invest in the securities of small companies. Small-company investing subjects investors to additional risks, including security price volatility and less liquidity than investing in larger companies. Investments in emerging market countries involve additional risks such as government dependence on a few industries or resources, government-imposed taxes on foreign investment or limits on the removal of capital from a country, unstable government and volatile markets. A value investing style subjects the fund to the risk that the valuations never improve or that the returns on value equity securities are less than returns on other styles of investing or the overall stock market.

Each Morningstar Category Average represents a universe of Funds with similar investment objectives.

The MSCI All Country World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets.

You cannot invest directly in an index.

Fund holdings and/or sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

Diversification does not assure a profit nor protect against loss in a declining market.

iM Global Partner Fund Management, LLC has ultimate responsibility for the performance of the iMGP Funds due to its responsibility to oversee the funds’ investment managers and recommend their hiring, termination, and replacement.

The iMGPFunds are distributed by ALPS Distributors, Inc.

Polen Capital Global Growth ETF Value of Hypothetical $10,000

The value of a hypothetical $10,000 investment in the Polen Capital Global Growth ETF from June 29, 2023 to December 31, 2023 compared with the MSCI ACWI Index and Morningstar Global Large-Stock Growth Category.

The hypothetical $10,000 investment at fund inception includes changes due to share price and reinvestment of dividends and capital gains. The chart does not imply future performance. Indexes are unmanaged, do not incur fees, expenses or taxes, and cannot be invested in directly.

Performance quoted does not include a deduction for taxes that a shareholder would pay on the redemption of fund shares.

Fund Summary	5

Polen Capital Global Growth ETF

SCHEDULE OF INVESTMENTS IN SECURITIES at December 31, 2023

Shares		Value

COMMON STOCKS: 96.4%

Communication Services: 7.1%
19,419	Alphabet, Inc. - Class C*	$2,736,720

Consumer Discretionary: 12.1%
23,648	Amazon.com, Inc.*	3,593,077
1,314	LVMH Moet Hennessy Louis Vuitton SE	1,066,178

		4,659,255

Consumer Staples: 5.4%
2,627	L’Oreal SA	1,309,406
6,444	Nestle SA	747,596

		2,057,002

Financials: 14.7%
4,963	Aon PLC - Class A	1,444,332
3,942	MasterCard, Inc. - Class A	1,681,303
1,459	MSCI, Inc.	825,283
6,424	Visa, Inc. - Class A	1,672,488

		5,623,406

Health Care: 20.5%
16,790	Abbott Laboratories	1,848,075
4,088	CSL Ltd.	800,298
6,423	ICON PLC*	1,818,159
9,217	Novo Nordisk AS - Class B	954,728
24,675	Siemens Healthineers AG(a)	1,435,548
1,899	Thermo Fisher Scientific, Inc.	1,007,970

		7,864,778

Industrials: 3.1%
5,109	Automatic Data Processing, Inc.	1,190,244

Information Technology: 33.5%(b)
3,941	Accenture PLC - Class A	1,382,936
3,503	Adobe, Inc.*	2,089,890
3,357	Autodesk, Inc.*	817,362
1,897	Globant SA*	451,448
7,737	Microsoft Corp.	2,909,422
13,432	SAP SE	2,072,180
1,605	ServiceNow, Inc.*	1,133,917
7,153	Workday, Inc. - Class A*	1,974,657

		12,831,812

TOTAL COMMON STOCKS (Cost $34,915,221)		36,963,217

Principal Amount		Value

SHORT-TERM INVESTMENTS: 3.6%

REPURCHASE AGREEMENTS: 3.6%
$1,356,896	Fixed Income Clearing Corp. 1.600%, 12/29/2023, due 01/02/2024 [collateral: par value $1,395,300, U.S. Treasury Note, 3.875%, due 01/15/2026, value $1,384,665] (proceeds $1,357,137)	$1,356,896

TOTAL SHORT-TERM INVESTMENTS (Cost $1,356,896)		1,356,896

TOTAL INVESTMENTS (Cost: $36,272,117): 100.0%		38,320,113

Other Assets in Excess of Liabilities: 0.0%		16,129

NET ASSETS: 100.0%		$38,336,242

Percentages are stated as a percent of net assets.

*	Non-Income Producing Security.
(a)

Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under Securities Act of 1933.

(b)	For additional information on portfolio concentration, see Note 8.

The accompanying notes are an integral part of these financial statements.

6	Litman Gregory Funds Trust

Litman Gregory Funds Trust

EXPENSE EXAMPLES – (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including advisory fees, and other fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The actual expense example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (August 29, 2023 to December 31, 2023). The hypothetical expense example is based on an investment of $1,000 invested for the one-half year period (July 1, 2023 to December 31, 2023).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning Account Value (7/1/23)	Ending Account Value (12/31/23)	Expenses Paid During Period* (7/1/23 to 12/31/23)	Expenses Ratio During Period* (7/1/23 to 12/31/23)
Polen Capital Global Growth ETF** – Actual	$1,000.00	$1,050.30	$2.96	0.85%
Polen Capital Global Growth ETF** – Hypothetical - (5% return before expenses)	$1,000.00	$1,020.92	$4.33	0.85%

* Expenses are equal to the Fund’s annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by the number of days in most recent fiscal half-year period (124 for actual, 184 for hypothetical), then divided by the number of days in the fiscal year (365) (to reflect the one-half-year period).

** Commenced operations on August 29, 2023.

Expense Examples	7

Litman Gregory Funds Trust

STATEMENT OF ASSETS AND LIABILITIES at December 31, 2023

Polen Capital Global Growth ETF
ASSETS:
Investments in securities at cost	$34,915,221
Repurchase agreements at cost	1,356,896

Total investments at cost	$36,272,117

Investments in securities at value	$36,963,217
Repurchase agreements at value	1,356,896

Total investments at value	$38,320,113

Cash	3,921
Cash, denominated in foreign currency (cost $28)	29
Receivables:
Fund shares sold	28,209
Dividends and interest	5,505
Foreign tax reclaims	536

Total Assets	38,358,313

LIABILITIES:
Payables:
Advisory fees	22,071

Total Liabilities	22,071

NET ASSETS	$38,336,242

Net Assets	$38,336,242
Number of shares issued and outstanding (unlimited number of shares authorized, $0.01 par value)	3,650,000
Net asset value, offering price and redemption price per share	$10.50

COMPONENTS OF NET ASSETS
Paid-in capital	$36,305,493
Accumulated distributable earnings (deficit)	2,030,749

Net assets	$38,336,242

The accompanying notes are an integral part of these financial statements.

8	Litman Gregory Funds Trust

Litman Gregory Funds Trust

STATEMENT OF OPERATIONS For the Period Ended December 31, 2023

Polen Capital Global Growth ETF*
INVESTMENT INCOME:
Income
Dividends (net of foreign taxes withheld of $788)	$15,059
Interest	2,553

Total income	17,612

Expenses
Advisory fees	34,044

Total expenses	34,044

Net expenses	34,044

Net investment (loss)	(16,432)

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments	(16,713)
Foreign currency transactions	(1,114)

Net realized (loss)	(17,827)

Net change in unrealized appreciation/depreciation on:
Investments	2,047,996
Foreign currency transactions	12

Net change in unrealized appreciation/depreciation	2,048,008

Net realized and unrealized gain (loss) on investments and foreign currency transactions	2,030,181

Net increase in net assets resulting from operations	$2,013,749

*	Commenced operations on August 29, 2023.

The accompanying notes are an integral part of these financial statements.

Statement of Operations	9

Litman Gregory Funds Trust

STATEMENT OF CHANGES IN NET ASSETS

Polen Capital Global Growth ETF
Period Ended December 31, 2023*
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment loss	$(16,432)
Net realized loss on investments and foreign currency transactions	(17,827)
Net change in unrealized appreciation/depreciation on investments and foreign currency transactions	2,048,008

Net increase in net assets resulting from operations	2,013,749

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	36,322,493

Net increase in net assets from capital share transactions	36,322,493

Total increase in net assets	38,336,242
NET ASSETS:
Beginning of period	—

End of period	$38,336,242

CAPITAL TRANSACTIONS IN SHARES
Sold	3,650,000
Redeemed	—

Net increase from capital share transactions	3,650,000

*	Commenced operations on August 29, 2023.

The accompanying notes are an integral part of these financial statements.

10	Litman Gregory Funds Trust

Polen Capital Global Growth ETF

FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout the period

	Period Ended December 31, 2023**
Net asset value, beginning of period	$10.00

Income from investment operations:
Net investment loss[1]	(0.01)

Net realized gain (loss) and net change in unrealized appreciation/depreciation on investments and foreign currency	0.51

Total income from investment operations	0.50

Less distributions:
From net investment income	—

From net realized gains	—

Total distributions	—

Net asset value, end of period	$10.50

Market price, end of period	$10.48

Net asset value total return	5.03	%+

Market price total return	4.80	%+

Ratios/supplemental data:
Net assets, end of year (thousands)	$38,336

Ratios of total expenses to average net assets:
Before fees waived	0.85	%*

After fees waived	0.85	%*

Ratio of net investment loss to average net assets	(0.41	)%*

Portfolio turnover rate	3.65	%+,2

+	Not annualized.
*	Annualized.
**	Commenced operations on August 29, 2023.
[1]	Calculated based on the average shares outstanding methodology.
[2]

Portfolio turnover rate excludes securities received or delivered in-kind. The portfolio turnover rate including securities received or delivered in-kind was 3.65% for the period ended December 31, 2023.

The accompanying notes are an integral part of these financial statements.

Financial Highlights	11

Polen Capital Global Growth ETF

NOTES TO FINANCIAL STATEMENTS

Note 1 – Organization

Litman Gregory Funds Trust (the “Trust”) was organized as a Delaware business trust on August 1, 1996, and is registered under the Investment Company Act of 1940 (the “1940 Act”) as an open-end management investment company. Effective August 1, 2011, The Masters’ Select Funds Trust changed its name to the Litman Gregory Funds Trust. The Trust consists of twelve separate series. The Polen Capital Global Growth ETF (the “Fund”) is the only series included in this report.

The Fund seeks to achieve long-term growth of capital. The Fund is a non-diversified, actively-managed ETF that seeks to achieve its objective by investing in a focused portfolio of approximately 25 to 40 common stocks of large capitalization companies (meaning companies with market capitalizations greater than $10 billion at the time of purchase) that are located anywhere in the world, including companies in both developed and emerging markets, and, in the opinion of Polen Capital Management, LLC (the “Sub-Advisor”), have a sustainable competitive advantage. In addition, the Fund may from time to time purchase common stocks, including the common stock of medium capitalization companies (meaning companies with market capitalizations greater than $2 billion but less than $10 billion at the time of purchase), if, in the Sub-Advisor’s opinion, the stock represents a particularly attractive investment opportunity. Shares of the Fund are listed and traded on the New York Stock Exchange Arca.

Note 2 – Significant Accounting Policies

The following is a summary of the significant accounting policies followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

A

Accounting Estimates. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions. These estimates and assumptions affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

B

Security Valuation. The Fund records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The valuation techniques used to determine fair value are further described below. Investments in securities and derivatives traded on a national securities exchange are valued at the last reported sales price at the close of regular trading on each day that the exchanges are open for trading. Securities listed on the NASDAQ Global Market, the NASDAQ Global Select Market and the NASDAQ Capital Market are valued using the NASDAQ Official Closing Price. Securities traded on an exchange for which there have been no sales are valued at the mean between the closing bid and asked prices. Debt securities maturing within 60 days or less are valued at amortized cost unless the Valuation Committee determines that amortized cost does not represent fair value. Securities for which market prices are not readily available or if a security’s value has materially changed after the close of the security’s primary market but before the close of trading on the New York Stock Exchange (“NYSE”), the securities are valued at fair value as determined in good faith by the Managers that selected the security for the Fund’s portfolio and the Trust’s Valuation Committee in accordance with procedures approved by the Board of Trustees (the “Board”). In determining fair value, the Fund takes into account all relevant factors and available information. Consequently, the price of the security used by the Fund to calculate its net asset value may differ from quoted or published prices for the same security. Fair value pricing involves subjective judgments and there is no single standard for determining the fair value of a security. As a result, different mutual funds could reasonably arrive at a different value for the same security. For securities that do not trade during NYSE hours, fair value determinations are based on analyses of market movements after the close of those securities’ primary markets, and include reviews of developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. Pricing services are used to obtain closing market prices and to compute certain fair value adjustments utilizing computerized pricing models. It is possible that the fair value determined for a security is materially different from the value that could be realized upon the sale of that security or from the values that other mutual funds may determine.

Investments in other funds are valued at their respective net asset values as determined by those funds in accordance with the 1940 Act.

The Fund is required to comply with new U.S. Securities and Exchange Commission (the “SEC”) regulations that govern valuation practices and the role of a fund’s board with respect to the fair value of the investments of a registered investment company. Rule 2a-5 under the 1940 Act, among other things, establishes an updated regulatory framework for registered investment company fair valuation practices. The Fund’s Board has designated iM Global Partner Fund Management, LLC as the Fund’s valuation designee to perform fair value functions in accordance with valuation policies and procedures adopted by iM Global Partner Fund Management, LLC, subject to the Board’s oversight.

Debt securities generally trade in the over-the-counter market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may

12	Litman Gregory Funds Trust

Polen Capital Global Growth ETF

NOTES TO FINANCIAL STATEMENTS – (Continued)

utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the date that the values of the foreign debt securities are determined. Repurchase agreements are valued at cost, which approximates fair value.

Certain derivatives trade in the over-the-counter market. The Fund’s pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Fund’s net benefit or obligation under the derivative contract, as measured by the fair value of the contract, is included in net assets.

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. Under these procedures, the Fund primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed.

C

Repurchase Agreements. The Fund may enter into repurchase agreements through which the Fund acquires a security (the “underlying security”) from a seller, a well-established securities dealer or a bank that is a member of the Federal Reserve System. The bank or securities dealer agrees to repurchase the underlying security at the same price, plus a specified amount of interest, at a later date, generally for a period of less than one week. It is the Trust’s policy that its Custodian takes possession of securities as collateral under repurchase agreements and to determine on a daily basis that the value of such securities, including recorded interest, is sufficient to cover the value of the repurchase agreements. The Trust’s policy states that the value of the collateral is at least 102% of the value of the repurchase agreement. If the counterparty defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the counterparty of the security, realization of the collateral by the Fund may be delayed or limited. At December 31, 2023, the Funds’ ongoing exposure to the economic return on repurchase agreements is shown on the Schedules of Investments in Securities.

At December 31, 2023, the Fund had investments in repurchase agreements with a gross value of $1,356,896, which is reflected as repurchase agreements on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2023.

D

Foreign Currency Translation. The Fund’s records are maintained in U.S. dollars. The value of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the reporting period. The currencies are translated into U.S. dollars by using the exchange rates quoted at the close of the London Stock Exchange prior to when the Fund’s net asset value is next determined. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

The Fund does not isolate that portion of its net realized and unrealized gains and losses on investments resulting from changes in foreign exchange rates from the impact arising from changes in market prices. Such fluctuations are included with net realized and unrealized gain or loss from investments.

Net realized foreign currency transaction gains and losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the differences between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s book and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency transactions gains and losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rates.

E

Distributions to Shareholders. Distributions paid to shareholders are recorded on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition – “temporary differences”), such amounts are reclassified within the capital accounts based on their federal tax-basis.

F

Income Taxes. The Fund intends to comply with the requirements of Subchapter M of the Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, no provisions for federal income taxes are required. The Fund has reviewed the tax positions, taken on federal income tax returns as of December 31, 2023, and has determined

Notes to Financial Statements	13

Polen Capital Global Growth ETF

NOTES TO FINANCIAL STATEMENTS – (Continued)

that no provision for income tax is required in the Fund’s financial statements. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expenses in the Statement of Operations. During the year ended December 31, 2023, the Fund did not incur any interest or penalties. Foreign securities held by the Fund may be subject to foreign taxation on dividend and interest income received. Foreign taxes, if any, net of any reclaims, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests.

Taxes on foreign interest and dividend income are generally withheld in accordance with the applicable country’s tax treaty with the United States. The foreign withholding rates applicable to a Fund’s investments in certain jurisdictions may be higher if a significant portion of the Fund is held by non-U.S. shareholders. The Fund may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based charges imposed by certain countries in which it invests. Taxes related to capital gains realized during the year ended December 31, 2023, if any, are reflected as part of net realized gain (loss) in the Statement of Operations.

Changes in tax liabilities related to capital gain taxes on unrealized investment gains, if any, are reflected as part of change in net unrealized appreciation (depreciation) in the Statement of Operations. Transaction-based charges are generally calculated as a percentage of the transaction amount.

The Fund may have previously filed for and/or may file for additional tax refunds with respect to certain taxes withheld by certain countries. Generally, the amount of such refunds that a Fund reasonably determines are collectible and free from significant contingencies are reflected in a Fund’s net asset value and are reflected as foreign tax reclaims receivable in the Statement of Assets and Liabilities. In certain circumstances, a Fund’s receipt of such refunds may cause the Fund and/or its shareholders to be liable for U.S. federal income taxes and interest charges.

Foreign taxes paid by the Fund may be treated, to the extent permissible by the Code (and other applicable U.S. federal tax guidance) and if that Fund so elects, as if paid by U.S. shareholders of the Fund

G

Security Transactions, Dividend and Interest Income and Expenses. Security transactions are accounted for on the trade date. Realized gains and losses on securities transactions are reported on an identified cost basis. Dividend income and, where applicable, related foreign tax withholding expenses are recorded on the ex-dividend date. Interest income is recorded on an accrual basis. Purchase discounts and premiums on fixed-income securities are accreted and amortized to maturity using the effective interest method and reflected within interest income on the Statement of Operations. Paydown gains and losses on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income in the Statement of Operations. Many expenses of the Trust can be directly attributed to a specific Fund. The Fund is charged for expenses directly attributed to it. Expenses that cannot be directly attributed to a specific Fund are allocated among the Funds in the Trust in proportion to their respective net assets or other appropriate method.

H

Restricted Securities. A restricted security cannot be resold to the general public without prior registration under the Securities Act of 1933. If the security is subsequently registered and resold, the issuers would typically bear the expense of all registrations at no cost to the Fund. Restricted securities are valued according to the guidelines and procedures adopted by the Fund’s Board of Trustees. As of December 31, 2023, there were no restricted securities held in the Fund.

I

Illiquid Securities. The Fund may not invest more than 15% of the value of its net assets in illiquid securities, including restricted securities that are not deemed to be liquid by the Sub-Advisors. The Advisor and the Sub-Advisors will monitor the amount of illiquid securities in the Fund’s portfolio, under the supervision of the Board, to ensure compliance with the Fund’s investment restrictions. In accordance with procedures approved by the Board, these securities may be valued using techniques other than market quotations, and the values established for these securities may be different than what would be produced through the use of another methodology or if they had been priced using market quotations. Illiquid securities and other portfolio securities that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. In addition, there is no assurance that the Fund could sell a portfolio security for the value established for it at any time, and it is possible that the Fund would incur a loss because a portfolio security is sold at a discount to its established value.

J

Indemnification Obligations. Under the Trust’s organizational documents, its current and former officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred or that would be covered by other parties.

Note 3 – Investment Advisory and Other Agreements

The Trust, on behalf of the Fund, entered into an Investment Advisory Agreement (the “Agreement”) with Litman Gregory Fund Advisors, LLC. Effective October 1, 2021, Litman Gregory Fund Advisors, LLC has changed its name to iM Global Partner Fund Management, LLC (the “Advisor”) and also subsequently referred to as “iM Global”. Under the terms of the Agreement, the Fund pays a monthly investment advisory fee to the Advisor at the annual rate of 0.85% of the Fund’s average daily net assets.

14	Litman Gregory Funds Trust

Polen Capital Global Growth ETF

NOTES TO FINANCIAL STATEMENTS – (Continued)

The Advisor engages a sub-advisor to manage the Fund and pays the sub-advisor from its advisory fees.

State Street Bank and Trust Company (“State Street”) serves as the Administrator, Transfer Agent, Custodian and Fund Accountant to the Fund.

The Fund’s distributor is ALPS Distributors, Inc. (the “Distributor”).

An employee of the Advisor serves as the Funds’ Chief Compliance Officer (“CCO”). The CCO receives no compensation from the Funds for his services, however, the Funds in the Trust reimbursed the Advisor $150,000 for the year ended December 31, 2023 for the services of the CCO.

During the year ended December 31, 2023, each independent Trustee, within the meaning of the 1940 Act, was compensated by the Trust in the amount of $125,000. The Chairperson of the Board was compensated in the amount of $137,500.

Certain officers and Trustees of the Trust are also officers of the Advisor.

Note 4 – Distribution Plan

The Fund issues and redeems Shares at Net Asset Value (“NAV”) only in Creation Units. Only Authorized Participants (“APs”) may acquire Shares directly from the Fund, and only APs may tender their Shares for redemption directly to the Fund, at NAV. APs must be a member or participant of a clearing agency registered with the SEC and must execute a Participant Agreement that has been agreed to by the Distributor, and that has been accepted by the Transfer Agent, with respect to purchases and redemptions of Creation Units. Once created, Shares trade in the secondary market in quantities less than a Creation Unit.

Individual Shares may be purchased and sold only on a national securities exchange through brokers. Shares will be listed for trading on NYSE Arca and because the Shares will trade at market prices rather than NAV, Shares may trade at prices greater than NAV (at a premium), at NAV, or less than NAV (at a discount).

Note 5 – Investment Transactions

The cost of securities purchased and the proceeds from securities sold for the year ended December 31, 2023, excluding short-term investments and in-kind transactions were as follows:

	Purchases	Sales
Polen Capital Global Growth ETF	$1,303,689	$487,565

Securities received and delivered in-kind through subscriptions and redemptions are noted in the table below:

In-Kind Subscriptions	In-Kind Redemptions
$34,115,837	$—

Note 6 – Fair Value of Financial Investments

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s investments and are summarized in the following fair value hierarchy:

Level 1 –	Quoted prices in active markets for identical securities.

Level 2 –	Other significant observable inputs (including quoted prices for similar securities, interest rates, foreign exchange rates, and fair value estimates for foreign securities indices).

Level 3 –	Significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments).

Repurchase agreements are short-term investments, they are fair valued approximately at their principal amounts. Repurchase agreements are categorized as Level 2 of the fair value hierarchy.

Notes to Financial Statements	15

Polen Capital Global Growth ETF

NOTES TO FINANCIAL STATEMENTS – (Continued)

The following table provides the fair value measurements of the Fund’s assets and liabilities by level within the fair value hierarchy for the Fund as of December 31, 2023. These assets and liabilities are measured on a recurring basis.

Polen Capital Global Growth ETF

Description	Level 1 - Quoted prices in active markets for identical assets	Level 2 - Significant other observable inputs	Level 3 - Significant unobservable inputs	Total
Equity(a)
Common Stocks	$36,963,217	$—	$—	$36,963,217

Total Equity	36,963,217	—	—	36,963,217

Short-Term Investments
Repurchase Agreements	—	1,356,896	—	1,356,896

Total Investments in Securities in Assets	$36,963,217	$1,356,896	$—	$38,320,113

(a)	See Fund’s Schedule of Investments in Securities for sector classifications.

Note 7 – Income Taxes and Distributions to Shareholders

As of December 31, 2023, the components of accumulated earnings (losses) for income tax purposes were as follows:

Polen Capital Global Growth ETF
Tax cost of Investments	$36,272,204
Gross Tax Unrealized Appreciation	2,193,002
Gross Tax Unrealized Depreciation	(145,093)

Net Tax unrealized appreciation (depreciation) on investments	2,047,909
Net Tax unrealized appreciation (depreciation) on foreign currency	12

Net Tax unrealized appreciation (depreciation)	2,047,921

Undistributed Ordinary Income	—

Undistributed Long-Term Capital Gains	—

Capital Loss Carry Forward	(16,625)

Late Year Ordinary Loss Deferral	(547)

Other Accumulated Gains	—

Total accumulated gain/(loss)	$2,030,749

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to wash sales, and post October loss deferrals.

Capital loss carry forwards for the Fund were as follows:

Capital Loss Carryforwards
Perpetual Short-Term	$(16,625)
Perpetual Long-Term	—

Total	$(16,625)

16	Litman Gregory Funds Trust

Polen Capital Global Growth ETF

NOTES TO FINANCIAL STATEMENTS – (Continued)

Additionally, GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the period ended December 31, 2023, the following table shows the reclassifications made:

Fund	Accumulated Distributable Earnings (Deficit)	Paid In Capital
Polen Capital Global Growth ETF*	$17,000	$(17,000)

*	The permanent differences primarily relate to foreign currency gains/losses and net operating losses.

The Fund did not have any unrecognized tax benefits at December 31, 2023, nor were there any increases or decreases in unrecognized tax benefits for the period ended December 31, 2023.

Note 8 – Principal Risks

Below are summaries of the principal risks of investing in the Fund, each of which could adversely affect the Fund’s net asset value, yield and total return. You should read the Fund’s prospectus carefully for a description of the principal risks associated with investing in the Fund.

•

Country/Regional Risk. World events – such as political upheaval, financial troubles, or natural disasters – may adversely affect the value of securities issued by companies in foreign countries or regions. Because the Fund may invest a large portion of its assets in securities of companies located in any one country or region, including emerging markets, the Fund’s performance may be hurt disproportionately by the poor performance of its investments in that area. This risk is heightened in emerging markets.

•

Cybersecurity Risk. Information and technology systems relied upon by the Fund, the Advisor, the sub-advisors, the Fund’s service providers (including, but not limited to, Fund accountants, custodians, transfer agents, administrators, distributors and other financial intermediaries) and/or the issuers of securities in which the Fund invests may be vulnerable to damage or interruption from computer viruses, network failures, computer and telecommunication failures, infiltration by unauthorized persons, security breaches, usage errors, power outages and catastrophic events such as fires, tornadoes, floods, hurricanes and earthquakes. Although the Advisor has implemented measures to manage risks relating to these types of events, if these systems are compromised, become inoperable for extended periods of time or cease to function properly, significant investment may be required to fix or replace them. The failure of these systems and/or of disaster recovery plans could cause significant interruptions in the operations of the Fund, the Advisor, the sub-advisor, the Fund’s service providers and/or issuers of securities in which the Fund invests and may result in a failure to maintain the security, confidentiality or privacy of sensitive data, including personal information relating to investors (and the beneficial owners of investors). Such a failure could also harm the reputation of the Fund, the Advisor, the sub-advisor, the Fund’s service providers and/or issuers of securities in which the Fund invests, subject such entities and their respective affiliates to legal claims or otherwise affect their business and financial performance.

•

Emerging Markets Risk. The Fund may invest a portion of its assets in emerging market countries. Emerging market countries are those with immature economic and political structures, and investing in emerging markets entails greater risk than in developed markets. Such risks could include those related to government dependence on a few industries or resources, government-imposed taxes on foreign investment or limits on the removal of capital from a country, unstable government, and volatile markets.

•

Equity Securities Risk. This is the risk that the value of equity securities may fluctuate, sometimes rapidly and unpredictably, due to factors affecting the general market, an entire industry or sector, or particular companies. These factors include, without limitation, adverse changes in economic conditions, the general outlook for corporate earnings, interest rates or investor sentiment; increases in production costs; and significant management decisions. This risk is greater for small- and medium-sized companies, which tend to be more vulnerable to adverse developments than larger companies.

•

ESG Investing Risk. Because the Fund may take into consideration the environmental, social and governance characteristics of portfolio companies in which it may invest, the Fund may select or exclude securities of certain issuers for reasons other than potential performance. The Fund’s consideration of ESG characteristics in making its investment decisions may reduce or increase the Fund’s exposure to certain issuers, industries, sectors, regions or countries or cause the Fund to forego certain investment opportunities which may lower the performance of the Fund as compared to funds that do not utilize these considerations. Consideration of ESG characteristics is qualitative and subjective by nature, and there is no guarantee that the criteria used by the Sub-Advisor or any judgment exercised by the Sub-Advisor will reflect the opinions of any particular investor. Although an investment by the Fund in a company may satisfy one or more ESG and sustainability factors in the view of the portfolio managers, there is no guarantee that such company actually promotes positive environmental, social or economic developments, and that same company may also fail to satisfy other ESG factors. In addition, the Sub-Advisor may utilize third party data to evaluate ESG factors which may be incomplete or inaccurate and cause the Sub-Advisor to incorrectly assess the ESG characteristics a security or issuer. Funds with ESG investment strategies are generally suited for long-term rather than short-term investors.

Notes to Financial Statements	17

Polen Capital Global Growth ETF

NOTES TO FINANCIAL STATEMENTS – (Continued)

•	ETF Risk. As a result of the Fund’s ETF’s structure, it is exposed to the following risks:

•

Authorized Participants, Market Makers, and Liquidity Providers Limitation Risk. The Fund has a limited number of financial institutions that may act as Authorized Participants (“APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, shares of the Fund (“Shares”) may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

•

Cash Redemption Risk. The Fund’s investment strategy may require it to redeem Shares for cash or to otherwise include cash as part of its redemption proceeds. The Fund may be required to sell or unwind portfolio investments to obtain the cash needed to distribute redemption proceeds. This may cause the Fund to recognize a capital gain that it might not have recognized if it had made a redemption in-kind. As a result, the Fund may pay out higher annual capital gain distributions than if the in-kind redemption process was used.

•

Costs of Buying or Selling Shares. Due to the costs of buying or selling Shares, including brokerage commissions imposed by brokers and bid/ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.

•

Shares May Trade at Prices Other Than NAV. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of Shares or during periods of market volatility. This risk is heightened in times of market volatility and volatility in the Fund’s portfolio holdings, periods of steep market declines, and periods when there is limited trading activity for Shares in the secondary market, in which case such premiums or discounts may be significant. If an investor purchases Shares at a time when the market price is at a premium to the NAV of the Shares or sells at a time when the market price is at a discount to the NAV of the Shares, then the investor may sustain losses that are in addition to any losses caused by a decrease in NAV.

•

Trading. Although Shares are listed for trading on a national securities exchange, and may be traded on other U.S. exchanges, there can be no assurance that Shares will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than Shares.

•

Foreign Investment and Emerging Markets Risks. This is the risk that an investment in foreign (non-U.S.) securities may cause the Fund to experience more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to factors such as currency conversion rate fluctuations, currency blockages, political and economic instability, differences in financial reporting, accounting and auditing standards, nationalization, expropriation or confiscatory taxation, and smaller and less-strict regulation of securities markets. These risks are greater in emerging markets.

•

General Market Risk; Recent Market Events. The value of the Fund’s shares will fluctuate based on the performance of the Fund’s investments and other factors affecting the securities markets generally. Certain investments selected for the Fund’s portfolio may be worth less than the price originally paid for them, or less than they were worth at an earlier time. The value of the Fund’s investments may go up or down, sometimes dramatically and unpredictably, based on current market conditions, such as real or perceived adverse political or economic conditions, inflation, changes in interest rates, lack of liquidity in certain markets or adverse investor sentiment.

•

Geopolitical Events Risk. The interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, climate change and climate-related events, pandemics, epidemics, terrorism, international conflicts, regulatory events and governmental or quasigovernmental actions. The occurrence of global events similar to those in recent years may result in market volatility and may have long term effects on both the U.S. and global financial markets.

•

Growth Investing Risk. Growth stocks, as a group, may be out of favor with the market and underperform value stocks or the overall equity market. Growth stocks are generally more sensitive to market movements than other types of stocks primarily because their prices are based heavily on the future expectations of the economy and the stock’s issuing company.

•

Investment Selection Risk. The specific investments held in the Fund’s investment portfolio may underperform other funds in the same asset class or benchmarks that are representative of the general performance of the asset class because of a portfolio manager’s choice of securities.

•

Large Shareholder Purchase and Redemption Risk. This is the risk that the Fund may experience adverse effects when certain large shareholders purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions may cause the Fund to sell its securities at times when it would not otherwise do so, which may negatively impact the Fund’s net asset value and liquidity. Similarly,

18	Litman Gregory Funds Trust

Polen Capital Global Growth ETF

NOTES TO FINANCIAL STATEMENTS – (Continued)

large share purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. In addition, a large redemption could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio.

•

Large-Capitalization Investing Risk. The Fund may invest in the securities of large-capitalization companies. As a result, the Fund’s performance may be adversely affected if securities of these companies underperform securities of smaller capitalization companies or the market as a whole. Large-capitalization companies may adapt more slowly to new competitive challenges and be subject to slower growth during times of economic expansion.

•

Mid-Sized Companies Risk. Securities of companies with mid-sized market capitalizations are generally more volatile and less liquid than the securities of large-capitalization companies. Mid-sized companies may be more reliant on a few products, services or key personnel, which can make it riskier than investing in larger companies with more diverse product lines and structured management. Mid-sized companies may have relatively short operating histories or may be newer public companies. Some of these companies have more aggressive capital structures, including higher debt levels, than large-cap companies, or are involved in rapidly growing or changing industries and/or new technologies, which pose additional risks.

•

Non-Diversified Fund Risk. Because the Fund is “non-diversified,” it may invest a greater percentage of its assets in the securities of a single issuer. As a result, a decline in the value of an investment in a single issuer could cause the Fund’s overall value to decline to a greater degree than if the Fund held a more diversified portfolio.

•

Operational Risk. Operational risks include human error, changes in personnel, system changes, faults in communication, and failures in systems, technology, or processes. Various operational events or circumstances are outside the Advisor’s or The Sub-Advisor’s control, including instances at third parties. The Fund, the Advisor and the Sub-Advisor seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.

•

Public Health Emergency Risk. This is the risk that pandemics and other public health emergencies, including outbreaks of infectious diseases such as the current outbreak of the novel coronavirus (“COVID-19”), can result, and in the case of COVID-19 is resulting, in market volatility and disruption, and materially and adversely impact economic conditions in ways that cannot be predicted, all of which could result in substantial investment losses. Containment efforts and related restrictive actions by governments and businesses have significantly diminished and disrupted global economic activity across many industries. Less developed countries and their health systems may be more vulnerable to these impacts. The ultimate impact of COVID-19 or other health emergencies on global economic conditions and businesses is impossible to predict accurately. Ongoing and potential additional material adverse economic effects of indeterminate duration and severity are possible. The resulting adverse impact on the value of an investment in the Fund could be significant and prolonged.

•

Regulatory Risk. Governments, agencies or other regulatory bodies may adopt or change laws or regulations that could adversely affect the issuer, or market value, of an instrument held by the Fund or that could adversely impact the Fund’s performance.

•

Sector Concentration Risk. The Fund concentrates its investments in a narrow segment of the total market. At December 31, 2023, the Fund has 33.5% of net assets invested in the Information Technology sector of the stock market. Because of this, the Fund is subject to certain additional risks as compared to investing in a more diversified portfolio of investments.

•

Sector Weightings Risk. To the extent that the Fund emphasizes, from time to time, investments in a particular sector, the Fund will be subject to a greater degree to the risks particular to that sector. Market conditions, interest rates, and economic, regulatory, or financial developments could significantly affect a single sector. By focusing its investments in a particular sector, the Fund may face more risks than if it were diversified broadly over numerous sectors.

•

Technology Investment Risk. The Fund may invest a portion of its assets in the technology sector, which is a very volatile segment of the market. The nature of technology is that it is rapidly changing. Therefore, products or services that may initially look promising may subsequently fail or become obsolete. In addition, many technology companies are younger, smaller and unseasoned companies which may not have established products, an experienced management team, or earnings history.

Notes to Financial Statements	19

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of

Litman Gregory Funds Trust

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Polen Capital Global Growth ETF (the “Fund”), a series of Litman Gregory Funds Trust, as of December 31, 2023, and the related statements of operations and changes in net assets, the related notes, and the financial highlights for the period from August 29, 2023 (commencement of operations) through December 31, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2023, the results of its operations, the changes in net assets, and the financial highlights for the period from August 29, 2023 (commencement of operations) through December 31, 2023, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies advised by iM Global Partner Fund Management, LLC since 2012.

COHEN & COMPANY, LTD.

Cleveland, Ohio

February 28, 2024

20	Litman Gregory Funds Trust

Litman Gregory Funds Trust

OTHER INFORMATION – (Unaudited)

Proxy Voting Policies and Procedures

The sub-advisors of the Fund votes proxies relating to portfolio securities in accordance with procedures that have been approved by the Board of Trustees of the Fund. You may obtain a description of these procedures, without charge, by calling toll-free, 1-800-960-0188. This information is also available through the Securities and Exchange Commission’s website at http://www.sec.gov.

Proxy Voting Record

Information regarding how the sub-advisor of the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30 will be available, without charge, by calling toll-free, 1-800-960-0188. This information will also available through the Securities and Exchange Commission’s website at http://www.sec.gov.

Portfolio Holdings Information

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. You can find the filings on the Securities and Exchange Commission’s website at http://www.sec.gov. This information is also available, without charge, by calling toll-free, 1-800-960-0188 or by visiting the Funds’ website at http://www.imgpfunds.com.

Householding Mailings

To reduce expenses, the Trust may mail only one copy of the Funds’ prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call us at 1-800-960-0188 (or contact your financial institution). The Trust will begin sending you individual copies thirty days after receiving your request.

Review of Liquidity Risk Management Program

Pursuant to Rule 22e-4 under the 1940 Act, the Trust, on behalf of the Funds in the Trust, has adopted a liquidity risk management program (the “Program”) to govern the Trust’s approach to managing liquidity risk. The Program is overseen by the Trust’s Liquidity Committee, and the Program’s principal objectives include assessing, managing and periodically reviewing each Fund’s liquidity risk, based on factors specific to the circumstances of the Fund.

At a meeting of the Board held on June 7, 2023, the Trustees received a report from the Trust’s Chief Liquidity Officer, who serves as chair of the Trust’s Liquidity Committee, addressing the operations of the Program and assessing its adequacy and effectiveness of implementation. The Liquidity Committee determined, and the Chief Liquidity Officer reported to the Board, that the Program is reasonably designed to assess and manage each Fund’s liquidity risk and has operated adequately and effectively to manage each Fund’s liquidity risk since the Program was implemented in August 2018. The Chief Liquidity Officer reported that, during the period covered by the report, there were no liquidity events that impacted the Funds or their ability to timely meet redemptions without dilution to existing shareholders. The Chief Liquidity Officer further noted that no material changes have been made to the Program since its implementation.

There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Funds may be subject.

Other Information	21

Litman Gregory Funds Trust

OTHER INFORMATION – (Unaudited) – (Continued)

Board Consideration of Investment Sub-Advisory Agreement with Polen Capital Management, LLC

At a meeting held on June 7, 2023 (the “Meeting”), the Board of Trustees of the Trust (the “Board”), including the trustees of the Trust who are not “interested persons” of the Trust as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”), unanimously approved a new investment sub-advisory agreement (the “Polen Capital Sub-Advisory Agreement” by and between iM Global Partner Fund Management, LLC (the “Advisor”) and Polen Capital Management, LLC (“Polen Capital”) pursuant to which Polen Capital will serve as the sub-advisor to the Polen Capital Global Growth ETF and manage the Fund’s assets.

At the Meeting, the Board, including the Independent Trustees, unanimously approved the hiring of Polen Capital as the sub-advisor to the Fund and the Polen Capital Sub-Advisory Agreement. In determining whether to approve the Polen Capital Sub-Advisory Agreement, the Board and the Independent Trustees considered the materials prepared by the Advisor and received in advance of and at the Meeting and other information, which included, without limitation: (i) confirmation that the standard form of the sub-advisory agreement used by the Fund would be used in substantially that form for the Polen Capital Sub-Advisory Agreement; (ii) information regarding the process the Advisor undertook in recommending Polen Capital for Board approval; (iii) information regarding the nature, extent and quality of the services that Polen Capital is expected to provide to the Fund; (iv) information regarding Polen Capital’s reputation, investment management business, personnel, and operations; (v) information regarding Polen Capital’s brokerage and trading policies and practices; (vi) information regarding the level of sub-advisory fees to be charged by Polen Capital; (vii) information regarding Polen Capital’s compliance program; (viii) information regarding Polen Capital’s historical performance returns managing its various strategies, including its U.S. focus strategy, global growth strategy and international growth strategy as well as performance information of relevant indexes; and (ix) information regarding Polen Capital’s financial condition. The Board also considered the substance of its discussions with representatives of the Advisor at the Meeting. In particular, the Board and the Independent Trustees focused on the following:

1. The Nature, Extent and Quality of Services Expected to be Provided

The Board reviewed the services expected to be provided to the Fund by Polen Capital. The Board considered Polen Capital’s investment experience, philosophy and process. It was noted that Polen Capital follows a high-conviction approach to investing consistent with that of the Advisor. The Board noted that Polen Capital’s investment approach seeks to identify companies with a durable earnings profile driven by a sustainable competitive advantage, financial strength, sound Environmental, Social, and Governance (ESG) practices, proven management teams and powerful products/services. The Board further noted that Polen Capital takes a long-term investment approach and seeks to preserve capital and provide stability across market cycles. The Board also considered the extensive due diligence process undertaken by the Advisor and the Advisor’s favorable assessment of the nature and quality of the investment sub-advisory services expected to be provided to the Fund by Polen Capital. The Board further noted its familiarity with Polen Capital as a Sub-Advisor to the iMGP International Fund. The Board also noted Polen Capital’s commitment to diversity considerations.

In light of the foregoing, the Board, including the Independent Trustees, concluded that the services expected to be provided by Polen Capital would be satisfactory and would have the potential to benefit the Fund.

2. Investment Performance of Polen Capital

The Board considered Polen Capital’s performance record among its various strategies, including its U.S. focus strategy, global growth strategy and international growth strategy. The Advisor’s conviction in Polen Capital’s international strategy was noted, as well as the factors that the Advisor considered in connection with its recommendation to approve Polen Capital as the sub-advisor to the Fund.

Based on such review, the Board, including the Independent Trustees, concluded that Polen Capital’s historical performance, when viewed with other factors considered by the Board, supported a decision to approve the Sub-Advisory Agreement.

3. Cost of the Services to be Provided and Profits to be Realized from the Relationship with the Fund

The Board considered the proposed sub-advisory fee payable to Polen Capital under the Sub-Advisory Agreement, noting that such fee would be paid by the Advisor, and not the Fund, and, thus, would not impact the fees to be paid by the Fund. The Board considered that the proposed sub-advisory fee to be paid to Polen Capital by the Advisor under the Sub-Advisory Agreement had been negotiated at arm’s-length and fairly reflects the services provided by the Advisor and Polen Capital, respectively. Given the arm’s-length nature of the arrangement, the Board concluded that the proposed sub-advisory fee payable to Polen Capital by the Advisor under the Sub-Advisory Agreement is reasonable and appropriate. The Board noted that a detailed analysis of profitability in general was more appropriate in the context of the Board’s consideration of the advisory agreement with the Advisor. Accordingly, considerations of profitability with respect to approval of the Sub-Advisory Agreement were not relevant to the Board’s determination to approve Polen Capital’s Sub-Advisory Agreement.

It was noted that a Trustee has served as a member of Polen Capital’s Advisory Committee since 2018. It was also noted that, while iM Square Holding 1 LLC, an affiliate of the Advisor (“iM Square”), has a 20% ownership interest in Polen Capital, the Advisor had identified Polen Capital as a potential sub-advisor several years prior to the acquisition of Litman Gregory Wealth Management, LLC (formerly, Litman Gregory Asset Management, LLC), the parent of the Advisor, by iM Global. It was further noted that the Advisor is not technically affiliated

22	Litman Gregory Funds Trust

Litman Gregory Funds Trust

OTHER INFORMATION – (Unaudited) – (Continued)

with Polen Capital under the 1940 Act. The Board and Trust counsel noted the due diligence process employed by the Advisor in connection with its recommendation to hire Polen Capital as the sub-advisor to the Fund. It was noted that the Advisor engaged in a robust due diligence and selection process, consistent with the process it has historically employed in analyzing and recommending sub-advisors to the Board.

The Board reviewed the non-controlling nature and structure of iM Square’s investment in Polen Capital, and noted that iM Square’s minority interest in Polen Capital did not constitute “control” over Polen Capital. The Board discussed the strong partnerships of the Advisor’s parent company with investment advisors, in this case through iM Square’s partial ownership stake in Polen Capital, that could enable the Advisor to bring the best capabilities of iM Global’s partners to the Fund and other funds in the Trust. The Board noted that iM Global’s relationship with these partners may enable the Funds, including the Fund, to have greater insight into the partners’ compliance and business platform than is generally possible with third-party sub-advisors, aiding the ongoing monitoring of sub-advisors.

Based on such review, the Board, including the Independent Trustees, concluded that the proposed sub-advisory fee payable to Polen Capital would be reasonable in relation to the services expected to be provided to the Fund.

4. The Extent to Which Economies of Scale Would be Realized as the Fund Grows and Whether Fee Levels Would Reflect Such Economies of Scale

The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect these economies of scale for the benefit of Fund shareholders. The Board recognized that this consideration is less relevant with respect to the proposed sub-advisory fee because the Advisor will pay Polen Capital out of its advisory fees received from the Fund and noted that the Board considered economies of scale for the Fund in connection with the approval of the Advisor’s advisory agreement with the Fund.

5. Fall-Out Benefits

The Board considered that there may be financial benefits that Polen Capital derives from its relationship with the Advisor and the Fund, including soft dollar commission benefits generated through Fund portfolio transactions. The Board did not view this consideration as having a material effect on its overall view of the reasonableness of the proposed sub-advisory fee to Polen Capital.

Conclusion

The Independent Trustees did not identify any single factor discussed previously as all-important or controlling. The Board, including a majority of Independent Trustees, concluded that the terms of the Sub-Advisory Agreement were fair and reasonable, that the fees are reasonable in light of the services expected to be provided to the Fund and that the Sub-Advisory Agreement should be approved. Based on its discussion and such other matters as were deemed relevant, the Board, including the Independent Trustees, concluded that the Sub-Advisory Agreement was in the best interest of the Fund and its shareholders and does not involve a conflict of interest from which the Advisor or a sub-advisor affiliated with the Advisor’s parent company, derives an inappropriate advantage.

Other Information	23

Litman Gregory Funds Trust

TRUSTEE AND OFFICER INFORMATION – (Unaudited)

Independent Trustees*

Name, Address and Year Born	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	#of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years
Julie Allecta 2301 Rosecrans Avenue, Suite 2150 El Segundo, CA 90245 (born 1946)	Chairperson of the Board, Independent Trustee	Open-ended term; served since June 2013	Member of Governing Council and Policy Committee, Independent Directors Council (education for investment company independent directors) 2014-2022; and Retired Partner, Paul Hastings LLP (law firm) from 1999 to 2009.	12	Forward Funds (mutual funds) (4 portfolios) Salient MF Trust (mutual funds) (1 portfolio) Salient Midstream & MLP Fund (closed-end fund) (1 portfolio)
Thomas W. Bird 2301 Rosecrans Avenue, Suite 2150 El Segundo, CA 90245 (born 1957)	Independent Trustee	Open-ended term; served since May 2021	Founder, Chief Executive Officer and Director, Bird Impact LLC (impact investment vehicle) since 2016; Founder, Chairman and Chief Investment Officer, FARM Group (impact not-for-profit organization) since 1998; Board Member, Sonen Capital LLC(impact asset management firm) 2016-2020.	12	Sonen Capital LLC; One Summit (not-for-profit organization), Cromwell Harbor Supporting Foundation, Inc. (not-for-profit organization)
Jennifer M. Borggaard 2301 Rosecrans Avenue, Suite 2150 El Segundo, CA 90245 (born 1969)	Independent Trustee	Open-ended term; served since May 2021	Co-Founder and Partner, AlderBrook Advisors (management consulting) since 2019; Member, Advisory Committee, Polen Capital (investment advisor) since 2018; Senior Vice President, Affiliated Managers Group, Inc. (asset management) 2007-2017.	12	BroadStreet Partners Inc. (insurance); BNY Mellon Charitable Gift Fund; Anchor Capital Advisors LLC (asset management); Boston Financial Management, LLC (asset management)
Jonathan W. DePriest 2301 Rosecrans Avenue, Suite 2150 El Segundo, CA 90245 (born 1968)	Independent Trustee	Open-ended term; served since May 2021	Consultant (financial services) since 2022; General Counsel, ApplePie Capital, Inc. (franchise financing) 2019-2021; Executive Vice President and General Counsel, Salient Partners, L.P. (asset management) 2015-2019.	12	None
Frederick A. Eigenbrod, Jr., Ph.D. 2301 Rosecrans Avenue, Suite 2150 El Segundo, CA 90245 (born 1941)	Independent Trustee	Open-ended term; served since inception	Vice President, RoutSource Consulting Services (organizational planning and development) since 2002.	12	None
Harold M. Shefrin, Ph.D. 2301 Rosecrans Avenue, Suite 2150 El Segundo, CA 90245 (born 1948)	Independent Trustee	Open-ended term; served since February 2005	Professor, Department of Finance, Santa Clara University since 1979.	12	SA Funds – Investment Trust (mutual funds) (10 portfolios)

24	Litman Gregory Funds Trust

Litman Gregory Funds Trust

TRUSTEE AND OFFICER INFORMATION – (Unaudited) – (Continued)

Interested Trustees & Officers

Name, Address and Year Born	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	#of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee/ Officer During Past Five Years
Jeffrey K. Seeley** 2301 Rosecrans Avenue, Suite 2150 El Segundo, CA 90245 (born 1969)	Trustee and President	Open-ended term; Trustee since May 2021 and President since March 2023.	Deputy Chief Executive Officer, U.S. Chief Operating Officer and Head of Distribution, iM Global Partner US, LLC since 2018; Chief Compliance Officer of iM Global US Distributors, LLC since 2019; Head of Distribution Resource Securities from 2017-2018; and Head of Distribution and Sales, BP Capital Fund Advisors from 2015-2017.	12	None
Philippe Uzan** 2301 Rosecrans Avenue, Suite 2150, El Segundo, CA 90245 (born 1970)	Trustee	Open-ended term; served since March 2023	Deputy Chief Executive Officer and Chief Investment Officer of iM Global Partners since February 2020; Chief Executive Officer of UP Quantamental from June 2019 to January 2020; Chief Investment Officer and Member of Executive Committee of Edmond de Rothschild Asset Management from December 2011 to March 2019.	12	iM Global Partner Asset Management iM GP SICAV (investment vehicle); Syz Capital (asset management)
John M. Coughlan 2301 Rosecrans Avenue, Suite 2150 El Segundo, CA 90245 (born 1956)	Treasurer	Open-ended term; served as Treasurer since inception.	Chief Operating Officer of the Advisor since 2004 and Chief Compliance Officer of the Advisor from 2004 to June 2023.	N/A	None
Joseph Kelly 2301 Rosecrans Avenue, Suite 2150 El Segundo, CA 90245 (born 1975)	Chief Compliance Officer and Secretary	Open-ended term; served as Chief Compliance Officer since June 2023 and Secretary since September 2023.	Managing Director, Chief Compliance Officer of the Advisor since June 2023. Deputy Chief Compliance Officer, The TCW Group, Inc. from January 2022 to June 2023. Senior Vice President Compliance, The TCW Group, Inc. from June 2021 to December 2021. General Counsel and Chief Compliance Officer, Dunham & Associates Investment Counsel Inc. from November 2013 to June 2021.	N/A	None

*	Denotes Trustees who are not “interested persons” of the Trust, as such term is defined under the 1940 Act (the “Independent Trustees”).

**	Denotes Trustees who are “interested persons” of the Trust, as such term is defined under the 1940 Act, because of their relationship with the Advisor (the “Interested Trustees”).

In addition, Jack Chee, Jason Steuerwalt and Kiko Vallarta, each a portfolio manager at the Advisor, are each an Assistant Secretary of the Trust.

Trustee and Officer Information	25

Privacy Notice

The Funds may collect non-public personal information about you from the following sources:

•	Information we receive about you on applications or other forms;

•	Information you give us orally; and

•	Information about your transactions with us.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder’s authorization, except as required or permitted by applicable law or in response to inquiries from governmental authorities. We restrict access to your personal and account information to our employees who need to know that information to provide products and services to you and to the employees of our affiliates. We also may disclose that information to non-affiliated third parties (such as to brokers or custodians) only as permitted or required by applicable law and only as needed for us to provide agreed services to you.

We maintain physical, electronic and procedural safeguards to guard your non-public personal information.

If you hold shares of the Funds through a financial intermediary, such as a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with non-affiliated third parties.

26	Litman Gregory Funds Trust

Investment Adviser

iM Global Partner Fund Management, LLC

2301 Rosecrans Avenue, Suite 2150

El Segundo, CA 90245

Investment Sub-Advisor

Polen Capital Management, LLC

1825 NW Corporate Blvd. Suite 300

Boca Raton, FL 33431

Administrator

State Street Bank and Trust

1 Congress Building

One Congress Street, Suite 1,

Boston, MA 02114-2016

Transfer Agent

State Street Bank and Trust

1 Congress Building

One Congress Street, Suite 1,

Boston, MA 02114-2016

Principal Underwriter

ALPS Distributors, Inc.,

1290 Broadway, Suite 1100,

Denver, Colorado 80203

Custodian

State Street Bank and Trust

1 Congress Building

One Congress Street, Suite 1,

Boston, MA 02114-2016

Independent Registered Public Accounting Firm

Cohen & Company, Ltd.

1350 Euclid Avenue, Suite 800,

Cleveland, Ohio 44115

Legal Counsel

Paul Hastings LLP,

101 California Street, 48th Floor,

San Francisco, California 94111

(b) Not applicable.

Item 2. Code of Ethics.

(a) The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.

(b) No disclosures are required by this Item 2(b).

(c) The registrant has not made any amendments to its code of ethics during the period covered by this report.

(d) The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

(e) Not applicable.

(f) The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at 1-800-960-0188.

Item 3. Audit Committee Financial Expert.

(a)(1) The registrant’s board of trustees (the “board”) has determined that the registrant has a member serving on its audit committee that possesses the attributes identified in Form N-CSR to qualify as an “audit committee financial expert.”

(a)(2) Harold M. Shefrin, the Chairman of the board’s audit committee, is the “audit committee financial expert” and Mr. Shefrin has been deemed to be “independent” as that term is defined in Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The firm of Cohen & Company, Ltd. (“Cohen”) serves as the independent registered public accounting firm for the registrant and has been engaged to perform audit services, audit-related services, tax services and other services to the registrant.

(a) Audit Fees

For the fiscal years ended December 31, 2023 and December 31, 2022, the aggregate fees billed for professional services rendered by Cohen for the audit of the registrant’s annual financial statements or services that are normally provided by Cohen in connection with statutory and regulatory filings or engagements were $308,500 and $279,400, respectively.

(b) Audit-Related Fees

For the fiscal years ended December 31, 2023 and December 31, 2022, the aggregate fees billed for assurance and related services rendered by Cohen that are reasonably related to the performance of the audit or review of the registrant’s financial statements and that are not reported under Audit Fees above were $0 and $0, respectively.

(c) Tax Fees

For the fiscal years ended December 31, 2023 and December 31, 2022, the aggregate fees billed for tax compliance, tax advice, and tax planning services, consisting of review of federal tax forms, preparation of tax returns and review of excise dividend calculations, rendered by Cohen were $69,000 and $55,000, respectively.

(d) All Other Fees

For the fiscal years ended December 31, 2023 and December 31, 2022, the aggregate fees billed by Cohen for all services other than services reported under Audit Fees, Audit-Related Fees, and Tax Fees were $0 and $0, respectively, consisting of costs associated with the pricing of certain debt instruments and credit default swaps held by a series of the registrant.

(e)(1) The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

(e)(2) None of the services described in each of paragraphs (b) through (d) of this Item were approved by the registrant’s audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) For the fiscal years ended December 31, 2023 and December 31, 2022, the aggregate non-audit fees billed by Cohen for services rendered to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc. — not sub-adviser) were $4,000 and $5,000 (registrant), respectively, consisting of review of the registrant’s semi-annual shareholder report.

(h) Not applicable.

(i) Not applicable.

(j) Not applicable.

Item 5. Audit Committee of Listed Registrants.

(a) The registrant is a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The registrant’s audit committee members are Harold M. Shefrin, Ph.D., Julie Allecta and Jonathan W. DePriest.

(b) Not applicable.

Item 6. Investments.

(a) The complete Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees since the registrant last provided disclosure in response to this Item 10.

Item 11. Controls and Procedures.

(a) The registrant’s President/Principal Executive Officer and Treasurer/Principal Financial Officer have reviewed the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Exchange Act. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported timely and made known to them by others within the registrant and by the registrant’s service provider.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)(1) Not applicable because the Code of Ethics is provided free of charge, upon request, as described in Item 2 of this Form N-CSR.

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

(a)(3) Not applicable to this filing.

(a)(4) Not applicable.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

LITMAN GREGORY FUNDS TRUST

By:	/s/ Jeffrey K. Seeley
Jeffrey K. Seeley
President and Principal Executive Officer

Date: March 8, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jeffrey K. Seeley
Jeffrey K. Seeley
President and Principal Executive Officer

Date: March 8, 2024

By:	/s/ John M. Coughlan
John M. Coughlan
Treasurer and Principal Financial Officer

Date: March 8, 2024